EXHIBIT 99.1


                      ASSET BACKED SECURITIES CORPORATION

                                   Depositor



                          DLJ MORTGAGE CAPITAL, INC.

                                    Seller



                            FAIRBANKS CAPITAL CORP.

                                   Servicer



                                      and



                       WELLS FARGO BANK MINNESOTA, N.A.

                                    Trustee



                   _________________________________________

                        POOLING AND SERVICING AGREEMENT
                            Dated as of May 1, 2002
                   _________________________________________



      Asset Backed Securities Corporation Home Equity Loan Trust 2002-HE2
            Asset Backed Pass-Through Certificates, Series 2002-HE2

                               Table of Contents
                                                                           Page
                                                                           ----


ARTICLE I DEFINITIONS........................................................3

   SECTION 1.01.   Defined Terms.............................................3
   SECTION 1.02.   Allocation of Certain Interest Shortfalls................43
   SECTION 1.03.   Designation of Interests in REMIC........................44

ARTICLE II CONVEYANCE OF MORTGAGE LOANS; ORIGINAL ISSUANCE OF CERTIFICATES..50

   SECTION 2.01.   Conveyance of Mortgage Loans.............................50
   SECTION 2.02.   Acceptance of REMIC I by the Trustee.....................55
   SECTION 2.03. Repurchase or Substitution of Mortgage Loans by the Originators, the Seller or the Depositor; Payment of
                   Prepayment Charges in the Event of Breach................57
   SECTION 2.04.   Representations and Warranties of the Depositor..........60
   SECTION 2.05.   Representations, Warranties and Covenants of the
                   Servicer and the Seller..................................62
   SECTION 2.06.   Issuance of Class R-I Certificates.......................65
   SECTION 2.07.   Conveyance of REMIC I Regular Interests; Acceptance of
                   REMIC II by the Trustee..................................66
   SECTION 2.08.   Conveyance of REMIC II Regular Interests; Acceptance of
                   REMIC III by the Trustee.................................66
   SECTION 2.09.   Conveyance of the REMIC III Regular Interest; Acceptance
                   of the REMIC IV by the Trustee...........................66
   SECTION 2.10.   Conveyance of REMIC IV Regular Interests; Acceptance
                   of REMIC V by the Trustee................................66
   SECTION 2.11.   Conveyance of REMIC IV Regular Interests; Acceptance
                   of REMIC V by the Trustee................................67

ARTICLE III ADMINISTRATION AND SERVICING OF THE MORTGAGE LOANS..............67

   SECTION 3.01.   Servicer to Act as Servicer..............................67
   SECTION 3.02.   Sub-Servicing Agreements Between the Servicer and
                   Sub-Servicers............................................69
   SECTION 3.03.   Successor Sub-Servicers..................................70
   SECTION 3.04.   Liability of the Servicer................................70
   SECTION 3.05.   No Contractual Relationship Between Sub-Servicers and
                   Trustee or Certificateholders............................70
   SECTION 3.06.   Assumption or Termination of Sub-Servicing Agreements
                   by Trustee...............................................71
   SECTION 3.07.   Collection of Certain Mortgage Loan Payments.............71
   SECTION 3.08.   Sub-Servicing Accounts...................................72
   SECTION 3.09.   Collection of Taxes, Assessments and Similar Items;
                   Servicing Accounts.......................................72
   SECTION 3.10.   Collection Account; Distribution Account and
                   Pre-Funding Account......................................73
   SECTION 3.11.   Withdrawals from the Collection Account and
                   Distribution Account.....................................76
   SECTION 3.12.   Investment of Funds in the Collection Account and the
                   Distribution Account.....................................78
   SECTION 3.13.   RESERVED.................................................79
   SECTION 3.14.   Maintenance of Hazard Insurance and Errors and
                   Omissions and Fidelity Coverage..........................79
   SECTION 3.15.   Enforcement of Due-On-Sale Clauses; Assumption
                   Agreements...............................................80
   SECTION 3.16.   Realization Upon Defaulted Mortgage Loans................82
   SECTION 3.17.   Trustee to Cooperate; Release of Mortgage Files..........84
   SECTION 3.18.   Servicing Compensation...................................85
   SECTION 3.19.   Reports to the Trustee; Collection Account Statements
                   and Other Reporting Obligations..........................85
   SECTION 3.20.   Statement as to Compliance...............................86
   SECTION 3.21.   Independent Public Accountants' Servicing Report.........86
   SECTION 3.22.   Access to Certain Documentation..........................87
   SECTION 3.23.   Title, Management and Disposition of REO Property........87
   SECTION 3.24.   Obligations of the Servicer in Respect of Prepayment
                   Interest Shortfalls......................................90
   SECTION 3.25.   Obligations of the Servicer in Respect of Mortgage
                   Rates and Monthly Payments...............................91
   SECTION 3.26.   Net WAC Fund; Yield Maintenance Agreement................91
   SECTION 3.27.   Servicing Performance Evaluations........................92
   SECTION 3.28.   Advance Facility.........................................93

ARTICLE IV PAYMENTS TO CERTIFICATEHOLDERS...................................96

   SECTION 4.01.   Distributions...........................................96
   SECTION 4.02.   Statements to Certificateholders.......................101
   SECTION 4.03.   Remittance Reports; P&I Advances.......................104
   SECTION 4.04.   Allocation of Realized Losses..........................106
   SECTION 4.05.   Compliance with Withholding Requirements...............107
   SECTION 4.06.   Commission Reporting...................................107
   SECTION 4.07.   Early Termination Fund.................................107

ARTICLE V THE CERTIFICATES................................................108

   SECTION 5.01.   The Certificates.......................................108
   SECTION 5.02.   Registration of Transfer and Exchange of Certificates..110
   SECTION 5.03.   Mutilated, Destroyed, Lost or Stolen Certificates......115
   SECTION 5.04.   Persons Deemed Owners..................................116
   SECTION 5.05.   Certain Available Information..........................116

ARTICLE VI THE DEPOSITOR AND THE SERVICER.................................117

   SECTION 6.01.   Liability of the Depositor and the Servicer............117
   SECTION 6.02.   Merger or Consolidation of the Depositor or
                   the Servicer...........................................117
   SECTION 6.03.   Limitation on Liability of the Depositor,
                   the Servicer and Others................................117
   SECTION 6.04.   Limitation on Resignation of the Servicer..............118
   SECTION 6.05.   Rights of the Depositor in Respect of the Servicer.....119

ARTICLE VII DEFAULT.......................................................119

   SECTION 7.01.   Servicer Events of Default.............................119
   SECTION 7.02.   Trustee to Act; Appointment of Successor...............121
   SECTION 7.03.   Notification to Certificateholders.....................123
   SECTION 7.04.   Waiver of Servicer Events of Default...................123

ARTICLE VIII CONCERNING THE TRUSTEE.......................................123

   SECTION 8.01.   Duties of Trustee......................................123
   SECTION 8.02.   Certain Matters Affecting the Trustee..................124
   SECTION 8.03.   Trustee Not Liable for Certificates or Mortgage Loans..126
   SECTION 8.04.   Trustee May Own Certificates...........................126
   SECTION 8.05.   Fees and Expenses of the Trustee.......................126
   SECTION 8.06.   Eligibility Requirements for Trustee...................128
   SECTION 8.07.   Resignation and Removal of the Trustee.................128
   SECTION 8.08.   Successor Trustee......................................129
   SECTION 8.09.   Merger or Consolidation of Trustee.....................129
   SECTION 8.10.   Appointment of Co-Trustee or Separate Trustee..........129
   SECTION 8.11.   [Reserved].............................................130
   SECTION 8.12.   Appointment of Office or Agency........................130
   SECTION 8.13.   Representations and Warranties.........................131
   SECTION 8.14.   Yield Maintenance Agreement............................131

ARTICLE IX TERMINATION....................................................131

   SECTION 9.01.   Termination Upon Repurchase or Liquidation of All
                   Mortgage Loans.........................................131
   SECTION 9.02.   Additional Termination Requirements....................133

ARTICLE X REMIC PROVISIONS................................................134

   SECTION 10.01.  REMIC Administration...................................134
   SECTION 10.02.  Prohibited Transactions and Activities.................138
   SECTION 10.03.  Servicer and Trustee Indemnification...................138

ARTICLE XI MISCELLANEOUS PROVISIONS.......................................138

   SECTION 11.01.  Amendment..............................................138
   SECTION 11.02.  Recordation of Agreement; Counterparts.................139

   SECTION 11.03.  Limitation on Rights of Certificateholders.............140
   SECTION 11.04.  Governing Law..........................................141
   SECTION 11.05.  Notices................................................141
   SECTION 11.06.  Severability of Provisions.............................141
   SECTION 11.07.  Notice to Rating Agencies and the Counterparty.........142
   SECTION 11.08.  Article and Section References.........................143
   SECTION 11.09.  Third Party Rights.....................................143
   SECTION 11.10.  Grant of Security Interest.............................143
   SECTION 11.11.  Protection of Assets...................................144

Exhibits
---------

Exhibit A-1        Form of Class A1 Certificates
Exhibit A-2        Form of Class A2 Certificates
Exhibit A-3        Form of Class M1, M2 Certificates
Exhibit A-4        Form of Class B Certificate
Exhibit A-5        Form of Class X Certificate
Exhibit A-6        Form of Class P Certificate
Exhibit A-7        Form of Class A-IO Certificate
Exhibit A-8        Form of Class B-IO Certificate
Exhibit A-9        Form of Class R Certificate
Exhibit B          Representations and Warranties of the Seller with respect
                   to the DLJMC Mortgage Loans
Exhibit C-1        Form of Trust Receipt and Initial Certification
Exhibit C-2        Form of Truste Receipt and Final Certification
Exhibit D          Form of Mortgage Loan Purchase Agreement
Exhibit E-1        Form of Request for Release
Exhibit E-2        Form of Request for Release
Exhibit F-1        Forms of Transferor/Transferee Representation Letter
Exhibit F-2        Form of Transfer Affidavit and Agreement
Exhibit G          Form of ERISA Certification
Exhibit H          Form of Subsequent Transfer Agreement
Exhibit I          Letter Agreement
Exhibit J          Performance Standards


Schedules

Schedule 1         Mortgage Loan Schedule
                      Part A - New Century Mortgage Corporation
                      Part B - WMC Mortgage Corp.
                      Part C - Long Beach Mortgage Company
                      Part D - DLJMC Mortgage Loans
                               (1) Cityscape Corp.
                               (2) Equicon Corporation

Schedule 2.        Prepayment Charge Schedule

This Pooling and Servicing Agreement, is dated and effective as of May 1, 2002, among ASSET BACKED SECURITIES CORPORATION, as Depositor, DLJ Mortgage Capital, Inc., as Seller, FAIRBANKS CAPITAL CORP., as Servicer and WELLS FARGO BANK MINNESOTA, N.A., as Trustee.

                            PRELIMINARY STATEMENT:

                  The Depositor intends to sell pass-through certificates (collectively, the "Certificates"), to be issued hereunder in multiple classes, which in the aggregate will evidence the entire beneficial ownership interest in multiple REMICs (as defined herein) created hereunder. The Trust Fund will consist of a segregated pool of assets consisting of the Mortgage Loans and certain other related assets subject to this Agreement.

                  As of the Cut-off Date, the Initial Mortgage Loans had an aggregate Stated Principal Balance equal to $717,372,491.

Set forth below are designations of Classes of Certificates to the categories used herein.

LIBOR Certificates....................................       Class A and Subordinated Offered Certificates.

Book-Entry Certificates...............................       All Classes of Certificates other than the
                                                             Physical Certificates.

Class A Certificates..................................       Class A1 and Class A2 Certificates.

Class P Certificates..................................       Class P Certificates

Mezzanine Certificates................................       Class M1 and Class M2 Certificates.

Non-Offered Certificates..............................       Class B-IO, Class X, Class P and Residual
                                                             Certificates.

Offered Certificates..................................       Class A, Class A-IO and Subordinated Offered
                                                             Certificates.

Physical Certificates.................................       Class B-IO, Class X, Class P and Residual
                                                             Certificates.

Regular Certificates..................................       All Classes of Certificates other than the Residual
                                                             Certificates.

Residual Certificates.................................       Class R Certificates.

Subordinated Certificates.............................       Class X, Class B-IO and Subordinated Offered
                                                             Certificates.

Subordinated Offered Certificates.....................       Mezzanine Certificates and Class B Certificates.



         In consideration of the mutual agreements herein contained, the Depositor, the Servicer and the Trustee agree as follows:

                                   ARTICLE I

                                  DEFINITIONS

                  SECTION 1.01.  Defined Terms.

                  Whenever used in this Agreement, including, without limitation, in the Preliminary Statement hereto, the following words and phrases, unless the context otherwise requires, shall have the meanings specified in this Article.

                  "Accepted Servicing Practices": With respect to any Mortgage Loan, those mortgage servicing practices of prudent mortgage lending institutions which service mortgage loans of the same type as such Mortgage Loan in the jurisdiction where the related Mortgaged Property is located.

                  "Accrued Certificate Interest": With respect to any Class of Offered Certificates or the Class B-IO Certificates and any Distribution Date, interest accrued during the related Interest Accrual Period at the related Pass-Through Rate for such Class for such Distribution Date on the Certificate Principal Balance, in the case of the Class A Certificates and the Subordinated Offered Certificates, or on the respective Notional Amount, in the case of the Class A-IO and Class B-IO Certificates, of such Class immediately prior to such Distribution Date. With respect to the Class X Certificates and any Distribution Date, the Accrued Certificate Interest shall equal the amount of interest that accrues during the related Interest Accrual Period which is equal to the product of (i) a notional amount, equal to the aggregate Stated Principal Balance of the Mortgage Loans as of that Distribution Date, and (ii) the Pass-Through Rate for such Class for such Distribution Date as set forth in footnote (3) to "REMIC V" under Section 1.03 herein. The Class P and Class R Certificates are not entitled to distributions in respect of interest and, accordingly, will not accrue interest. To the extent the Interest Remittance Amount on any Distribution Date is less than the aggregate Accrued Certificate Interest on such Distribution Date for the Offered Certificates and the Class B-IO Certificates, Accrued Certificate Interest with respect to such Distribution Date for such Classes of Certificates shall be reduced by an amount equal to the portion allocable to such Certificate pursuant to Section 1.02 hereof of the sum of (a) the aggregate Prepayment Interest Shortfall, if any, for such Distribution Date to the extent not covered by payments pursuant to Section 3.24 and (b) the aggregate amount of any Relief Act Interest Shortfall, if any, for such Distribution Date.

                  "Adjustable Rate Mortgage Loan": Each of the Mortgage Loans identified in the Mortgage Loan Schedule as having a Mortgage Rate that is subject to adjustment.

                  "Adjusted Net WAC": As to any Distribution Date, will be a per annum rate equal to the Net WAC Rate as of the first day of the related Due Period for such date minus the Strip Amount Rate for such date. This rate will be adjusted to correspond with the day counting convention used for the Certificates. For federal income tax purposes, a per annum rate equal to the weighted average of the REMIC I Regular Interest where the Class T1-A Interest is equal to

Net WAC and each Class T1-SA Regular Interest has a rate equal to, from the Closing Date until the Rate Change Date, Net WAC minus 0.2175% and thereafter, the Net WAC Rate. Such rate shall be adjusted, if necessary, for the appropriate day counting convention.

                  "Adjustment Date": With respect to each Adjustable Rate Mortgage Loan, the day of the month on which the Mortgage Rate of such Mortgage Loan changes pursuant to the related Mortgage Note. The first Adjustment Date following the Cut-off Date as to each Mortgage Loan is set forth in the Mortgage Loan Schedule.

                  "Advance Facility":  As defined in Section 3.28(a) herein.

                  "Advance Facility Notice": As defined in Section 3.28(b) herein.

                  "Advance Facility Trustee": As defined in Section 3.28(b) herein.

                  "Advance Reimbursement Amounts": As defined in Section 3.28(a) herein.

                  "Advancing Person":  As defined in Section 3.28(a) herein.

                  "Affiliate": With respect to any specified Person, any other Person controlling or controlled by or under common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise, and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

                  "Aggregate Collateral Balance": As of any date of determination will be equal to the aggregate Stated Principal Balance of the Mortgage Loans and any REO Properties owned by the Trust plus the amount, if any, then on deposit in the Pre-Funding Account.

                  "Aggregate Subsequent Transfer Amount": With respect to any Subsequent Transfer Date, the aggregate Stated Principal Balances as of the applicable Cut-off Date of the Subsequent Mortgage Loans conveyed on such Subsequent Transfer Date, as listed on the revised Mortgage Loan Schedule delivered pursuant to Section 2.01(d); provided, however, that such amount shall not exceed the amount on deposit in the Pre-Funding Account.

                  "Agreement": This Pooling and Servicing Agreement and all amendments hereof and supplements hereto.

                  "Applicable Regulations" : As to any Mortgage Loan, all federal, state and local laws, statutes, rules and regulations applicable thereto.

                  "Applied Realized Loss Amount": With respect to any Distribution Date, the amount, if any, by which, (i) the aggregate Certificate Principal Balance of the LIBOR Certificates after distributions of principal on such Distribution Date exceeds the Aggregate Collateral Balance as of the last day of the immediately preceding Due Period.

                  "Assignment": An assignment of Mortgage, notice of transfer or equivalent instrument, in recordable form (excepting therefrom, if applicable, the mortgage recordation information which has not been required pursuant to Section 2.01 hereof or returned by the applicable recorder's office and/or the assignee's name), which is sufficient under the laws of the jurisdiction wherein the related Mortgaged Property is located to reflect of record the sale of the Mortgage, which assignment, notice of transfer or equivalent instrument may be in the form of one or more blanket assignments covering Mortgages secured by Mortgaged Properties located in the same county, if permitted by law.

                  "Assignment and Assumption Agreement": That certain assignment and assumption agreement dated as of the Cut-off Date, by and between the Seller, as assignor and the Depositor, as assignee, relating to the Mortgage Loans.

                  "Available Distribution Amount": With respect to any Distribution Date, an amount equal to (1) the sum of (a) the aggregate of the amounts on deposit in the Collection Account and Distribution Account as of the close of business on the related Determination Date, (b) the aggregate of any amounts received in respect of an REO Property withdrawn from any REO Account and deposited in the Distribution Account for such Distribution Date pursuant to Section 3.23, (c) the aggregate of any amounts deposited in the Distribution Account by the Servicer in respect of Prepayment Interest Shortfalls for such Distribution Date pursuant to Section 3.24 and (d) the aggregate of any P&I Advances made by the Servicer for such Distribution Date pursuant to Section 4.03 reduced (to not less than zero) by (2) the sum of (x) the portion of the amount described in clause (1)(a) above that represents (i) Monthly Payments on the Mortgage Loans received from a Mortgagor on or prior to the Determination Date but due during any Due Period subsequent to the related Due Period, (ii) Principal Prepayments on the Mortgage Loans received after the related Prepayment Period (together with any interest payments received with such Principal Prepayments to the extent they represent the payment of interest accrued on the Mortgage Loans during a period subsequent to the related Prepayment Period), (iii) Liquidation Proceeds and Insurance Proceeds received in respect of the Mortgage Loans after the related Prepayment Period, (iv) amounts reimbursable or payable to the Depositor, an Originator, the Servicer, the Trustee, the Seller or any Sub-Servicer pursuant to Section 3.11 or Section 3.12 or otherwise payable in respect of Extraordinary Trust Fund Expenses, (v) amounts deposited in the Collection Account or the Distribution Account in error, and (vi) the amount of any Prepayment Charges collected by the Servicer in connection with the voluntary Principal Prepayment in full of any of the Mortgage Loans or the Servicer Prepayment Charge Payment Amount.

                  "Balloon Loan": Any Mortgage Loan which, by its terms, does not fully amortize the principal balance thereof by its stated maturity and thus requires a payment at the stated maturity larger than the Monthly Payments due thereunder.

                  "Bankruptcy Code": The Bankruptcy Reform Act of 1978 (Title 11 of the United States Code), as amended.

                  "Bankruptcy Loss": With respect to any Mortgage Loan, a Realized Loss resulting from a Deficient Valuation (i.e. "principal cramdown") or Debt Service Reduction (i.e. "interest cramdown").

                  "Book-Entry Certificate": As specified in the Preliminary Statement.

                  "Book-Entry Custodian": The custodian appointed pursuant to
Section 5.01 herein.

                  "Business Day": Any day other than a Saturday, a Sunday or a day on which banking or savings and loan institutions in the State of California, the State of New York, the State of Washington, the State of Maryland, the State of Minnesota, the State of Delaware, the State of Texas, the State of Utah or the city in which the Corporate Trust Office of the Trustee is located, are authorized or obligated by law or executive order to be closed.

                  "Carryover Termination Payment": For any Distribution Date, the portion of any Termination Payment payable by the Trust to the Counterparty previously due on a prior Distribution Date that remains unpaid on such Distribution Date plus interest thereon at the Default Rate for the period from the date such Termination Payment was due but unpaid to but excluding the date such amount has been paid (such interest to be compounded daily).

                  "Certificate": Any one of the certificates issued under this Agreement in substantially the forms attached hereto as Exhibits A-1 through A-9.

                  "Certificate Factor": With respect to any Class of LIBOR Certificates as of any Distribution Date, a fraction, expressed as a decimal carried to six places, the numerator of which is the aggregate Certificate Principal Balance of such Class of Certificates on such Distribution Date (after giving effect to any distributions of principal and allocations of Realized Losses in reduction of the Certificate Principal Balance of such Class of Certificates to be made on such Distribution Date), and the denominator of which is the initial aggregate Certificate Principal Balance of such Class of Certificates as of the Closing Date.

                  "Certificate Margin": As to any Class of LIBOR Certificates, the respective amount set forth below:

                                        Certificate                   Margin
            Class                          (1)                         (2)
          ------------      ------------------------------- -------------------

             A1                           0.300%                       0.600%
             A2                           0.310%                       0.620%
             M1                           0.700%                       1.050%
             M2                           1.130%                       1.695%
              B                           2.150%                       3.225%

                  (1)   To and including the Optional Termination Date.

                  (2)   After the Optional Termination Date.

                  "Certificate Owner": With respect to a Book-Entry Certificate, the Person who is the beneficial owner of such Certificate as reflected on the books of the Depository or on the books of a Depository Participant or on the books of an indirect participating brokerage firm for which a Depository Participant acts as agent.

                  "Certificate Principal Balance": With respect to any Class of Certificates, other than the Class R, Class X, Class A-IO and Class B-IO Certificates, as of any date of determination, the Certificate Principal Balance of such Class on the Distribution Date immediately prior to such date of determination, minus all distributions allocable to principal made thereon and Realized Losses allocated thereto on the immediately prior Distribution Date (or, in the case of any date of determination up to and including the first Distribution Date, the initial Certificate Principal Balance of such Class, as stated on the face thereof). The Class A-IO, Class B-IO, Class X and the Class R Certificates do not have a Certificate Principal Balance.

                  "Certificate Register" and "Certificate Registrar": The register maintained and the registrar appointed pursuant to Section 5.02 herein.

                  "Certificateholder" or "Holder": The Person in whose name a Certificate is registered in the Certificate Register, except that a Disqualified Organization or a Non-United States Person shall not be a Holder of a Residual Certificate for any purposes hereof and, solely for the purposes of giving any consent pursuant to this Agreement, any Certificate registered in the name of the Depositor or the Servicer or any Affiliate thereof shall be deemed not to be outstanding and the Voting Rights to which it is entitled shall not be taken into account in determining whether the requisite percentage of Voting Rights necessary to effect any such consent has been obtained, except as otherwise provided in Section 11.01. The Trustee may conclusively rely upon a certificate of the Depositor or the Servicer in determining whether a Certificate is held by an Affiliate thereof. All references herein to "Holders" or "Certificateholders" shall reflect the rights of Certificate Owners as they may indirectly exercise such rights through the Depository and participating members thereof, except as otherwise specified herein; provided, however, that the Trustee shall be required to recognize as a "Holder" or "Certificateholder" only the Person in whose name a Certificate is registered in the Certificate Register.

                  "Cityscape":  Cityscape Corp.

                  "Cityscape Mortgage Loans": The Mortgage Loans originated by Cityscape and listed on Schedule 1, Part D(1) hereto.

                  "Class": All of the Certificates bearing the same class designation as set forth in the Preliminary Statement.

                  "Class A-IO Notional Amount": With respect to the initial Distribution Date, a notional amount equal to $112,180,000 and, for any Distribution Date thereafter, will equal the lesser of (a) the aggregate principal balance of the Mortgage Loans as of the first day of the month of such Distribution Date (prior to giving effect to Monthly Payments due on such date) and (b) the notional amount set forth in the following table:

                         Class A-IO                           Class A-IO
                          Notional         Distribution        Notional
 Distribution Date       Amount ($)           Date            Amount ($)
--------------------    -------------    ---------------      ------------

 June 2002               112,180,000     September 2003        76,200,000
 July 2002               109,400,000     October 2003          74,400,000
 August 2002             106,600,000     November 2003         72,400,000
 September 2002          103,900,000     December 2003         70,600,000
 October 2002            101,200,000     January 2004          68,800,000
 November 2002            98,700,000     February 2004         67,100,000
 December 2002            96,200,000     March 2004            65,300,000
 January 2003             93,700,000     April 2004            63,700,000
 February 2003            91,300,000     May 2004              62,100,000
 March 2003               89,000,000     June 2004             60,500,000
 April 2003               86,700,000     July 2004             58,900,000
 May 2003                 84,600,000     August 2004           57,400,000
 June 2003                82,400,000     September 2004        56,000,000
 July 2003                80,300,000     October 2004          54,500,000
 August 2003              78,200,000     November 2004         53,200,000

After the Distribution Date in November 2004, the Class A-IO Notional Amount will equal $0.

                  "Class A1 Percentage": As to any Distribution Date, the percentage equivalent of a fraction, the numerator of which is the Principal Remittance Amount calculated solely with respect to the Mortgage Loans in Subgroup 1 for such Distribution Date and the denominator of which is the Principal Remittance Amount for such Distribution Date.

                  "Class A2 Percentage": As to any Distribution Date, 100% minus the Class A1 Percentage for such Distribution Date.

                  "Class A Principal Distribution Amount": With respect to any Distribution Date, the excess of (x) the aggregate Certificate Principal Balance of the Class A Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) 63.50% and (ii) the Aggregate Collateral Balance as of the last day of the related Due Period and
(B) the Aggregate Collateral Balance as of the last day of the related Due Period minus $4,286,862.

                  "Class B Principal Distribution Amount": With respect to any Distribution Date, the excess of (x) the sum of (i) the aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution
Date), (ii) the Certificate Principal Balance of the Class M1 Certificates (after taking into account the payment of the Class M1 Principal Distribution Amount on such Distribution Date), (iii) the Certificate Principal Balance of the Class M2 Certificates (after taking into account the payment of the Class M2 Principal Distribution Amount on such Distribution Date) and (iv) the Certificate Principal Balance of the Class B Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) 96.50% and (ii) the Aggregate Collateral Balance as of the last day of the related Due Period and (B) the Aggregate Collateral Balance as of the last day of the related Due Period minus $4,286,862.

                  "Class Exemption": A class exemption granted by the U.S. Department of Labor, which provides relief from certain of the prohibited transaction provisions of ERISA and the related excise tax provisions of the Code.

                  "Class M1 Principal Distribution Amount": With respect to any Distribution Date, the excess of (x) the sum of (i) the aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date) and (ii) the Certificate Principal Balance of the Class M1 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) 78.00% and (ii) the Aggregate Collateral Balance as of the last day of the related Due Period and (B) the Aggregate Collateral Balance as of the last day of the related Due Period minus $4,286,862.

                  "Class M2 Principal Distribution Amount": With respect to any Distribution Date, the excess of (x) the sum of (i) the aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the related Class A Principal Distribution Amount on such Distribution Date), (ii) the Certificate Principal Balance of the Class M1 Certificates (after taking into account the payment of the Class M1 Principal Distribution Amount on such Distribution Date) and (iii) the Certificate Principal Balance of the Class M2 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) 88.50% and (ii) the Aggregate Collateral Balance as of the last day of the related Due Period and (B) the Aggregate Collateral Balance as of the last day of the related Due Period minus $4,286,862.

                  "Class X Distribution Amount": With respect to any Distribution Date the sum of (i) the Overcollateralization Reduction Amount for that Distribution Date, if any, remaining after the making of all applications, transfers and disbursements described in Section 4.01(a)(3)(i)-(xiv) and (ii) the product of (i) a notional amount, equal to the aggregate Stated Principal Balance of the Mortgage Loans as of that Distribution Date, and (ii) the Pass-Through Rate for such Class for such Distribution Date as set forth in footnote (3) to "REMIC V" under Section 1.03 herein.

                  "Closing Date":  May 30, 2002.

                  "Code": The Internal Revenue Code of 1986, including any successor or amendatory provisions.

                  "Collection Account": The account or accounts created and maintained by the Servicer pursuant to Section 3.10(a), which shall be entitled "Fairbanks Capital Corp., as Servicer for Wells Fargo Bank Minnesota, N.A., as Trustee, in trust for the registered holders of Asset Backed Securities Corporation Home Equity Loan Trust 2002-HE2, Series 2002-HE2". The Collection Account must be an Eligible Account.

                  "Commission": The Securities and Exchange Commission.

                  "Compensating Interest": As defined in Section 3.24 hereof.

                  "Controlling Person": The majority of the Percentage Interest of the Holders of Class X Certificates.

                  "Corporate Trust Office": The principal corporate trust office of the Trustee at which at any particular time its corporate trust business in connection with this Agreement shall be administered, which offices at the date of the execution of this instrument is located: (i) for certificate transfer purposes, at Wells Fargo Bank Minnesota, N.A., Sixth Street and Marquette Avenue, Minneapolis, Minnesota 55479, Attention: ABSC 2002-HE2, and (ii) for all other purposes at 9062 Old Annapolis Road, Columbia, Maryland 21045-1951, Attention: Client Manager - ABSC 2002-HE2, or at such other address as the Trustee may designate from time to time by notice to the Certificateholders, the Depositor, the Servicer, and the Trustee.

                  "Corresponding Classes of Certificates": With respect to each REMIC Regular Interest, any Class of Certificates appearing opposite such REMIC Regular Interest in Section 1.03 hereof.

                  "Counterparty": Credit Suisse First Boston International, or any successor in interest thereto under the Yield Maintenance Agreement.

                  "Credit Enhancement Percentage": For any Distribution Date, the percentage obtained by dividing (x) the sum of (i) the aggregate Certificate Principal Balances of the Subordinated Offered Certificates (after giving effect to the distribution of the Principal Distribution Amount on such Distribution Date) and (ii) the Overcollateralized Amount by (y) the Aggregate Collateral Balance as of the last day of the related Due Period.

                  "Custodian": A custodian which is appointed pursuant to a Custodial Agreement. Any Custodian so appointed shall act as agent on behalf of the Trustee, and shall be compensated by the Trustee or, in the case of the Long Beach Mortgage Loans, the Depositor. The Trustee shall remain at all times responsible under the terms of this Agreement, notwithstanding the fact that certain duties have been assigned to a Custodian. The initial Custodians are, with respect to the Mortgage Loans other than the Long Beach Mortgage Loans, US Bank National Association, and, with respect to the Long Beach Mortgage Loans, JPMorgan Chase Bank.

                  "Custodial Agreement": Any custodial agreement between the Trustee and the related Custodian providing for the safekeeping of any documents or instruments referred to in Section 2.01 on behalf of the Certificateholders.

                  "Cut-off Date": With respect to each Initial Mortgage Loan, May 1, 2002. With respect to each Mortgage Loan that is a Subsequent Mortgage Loan, the applicable Subsequent Transfer Date. With respect to all Qualified Substitute Mortgage Loans, their respective dates of substitution. References herein to the "Cut-off Date," when used with respect to more than one Mortgage Loan, shall be to the respective Cut-off Dates for such Mortgage Loans.

                  "Debt Service Reduction": With respect to any Mortgage Loan, a reduction in the scheduled Monthly Payment for such Mortgage Loan by a court of competent jurisdiction in a proceeding under the Bankruptcy Code, except such a reduction resulting from a Deficient Valuation.

                  "Default Rate": As defined in the Yield Maintenance
Agreement.

                  "Deficient Valuation": With respect to any Mortgage Loan, a valuation of the related Mortgaged Property by a court of competent jurisdiction in an amount less than the then outstanding principal balance of the Mortgage Loan, which valuation results from a proceeding initiated under the Bankruptcy Code.

                  "Definitive Certificates":  As defined in Section 5.01(b).

                  "Deleted Mortgage Loan": A Mortgage Loan replaced or to be replaced by a Qualified Substitute Mortgage Loan.

                  "Delinquency Percentage": With respect to the last day of a Due Period, the percentage equivalent of a fraction, the numerator of which is the aggregate Stated Principal Balance of all Mortgage Loans that, as of the last day of the previous calendar month, are 60 or more days Delinquent, are in foreclosure, have been converted to REO Properties or have been discharged by reason of bankruptcy, and the denominator of which is the sum of (x) the aggregate Stated Principal Balance of the Mortgage Loans and REO Properties of the last day of the previous calendar month and (y) the amount on deposit in the Pre-Funding Account on such date.

                  "Delinquent": A Mortgage Loan is "Delinquent" if any monthly payment due on a Due Date is not made by the close of business on the next scheduled Due Date for that Mortgage Loan. A Mortgage Loan is "30 days Delinquent" if the monthly payment has not been received by the close of business on the corresponding day of the month immediately succeeding the month in which that monthly payment was due or, if there was no corresponding date (e.g., as when a 30-day month follows a 31-day month in which the payment was due on the 31st day of that month), then on the last day of that immediately preceding month; and similarly for "60 days Delinquent" and "90 days Delinquent," etc.

                  "Depositor": Asset Backed Securities Corporation, a Delaware corporation, or its successor in interest.

                  "Depository": The Depository Trust Company, or any successor Depository hereafter named. The nominee of the initial Depository, for purposes of registering those Certificates that are to be Book-Entry Certificates, is CEDE & Co. The Depository shall at all times be a "clearing corporation" as defined in Section 8-102(a)(5) of the Uniform Commercial Code of the State of New York and a "clearing agency" registered pursuant to the provisions of Section 17A of the Securities Exchange Act of 1934, as amended.

                  "Depository Institution": Any depository institution or trust company, including the Trustee, that (a) is incorporated under the laws of the United States of America or any State thereof, (b) is subject to supervision and examination by federal or state banking authorities and (c) has outstanding unsecured commercial paper or other short-term unsecured debt obligations that are rated F-1 (if rated by Fitch), A-1+ by S&P and P-1 by Moody's (or comparable ratings if Fitch and Moody's are not the Rating Agencies).

                  "Depository Participant": A broker, dealer, bank or other financial institution or other Person for whom from time to time a Depository effects book-entry transfers and pledges of securities deposited with the Depository.

                  "Determination Date": With respect to each Distribution Date, the fifth Business Day preceding such Distribution Date.

                  "Directly Operate": With respect to any REO Property, the furnishing or rendering of services to the tenants thereof, the management or operation of such REO Property, the holding of such REO Property primarily for sale to customers, the performance of any construction work thereon or any use of such REO Property in a trade or business conducted by the Trust Fund other than through an Independent Contractor; provided, however, that the Trustee (or the Servicer on behalf of the Trustee) shall not be considered to Directly Operate an REO Property solely because the Trustee (or the Servicer on behalf of the Trustee) establishes rental terms, chooses tenants, enters into or renews leases, deals with taxes and insurance, or makes decisions as to repairs or capital expenditures with respect to such REO Property.

                  "Disqualified Organization": Any of the following: (i) the United States, any State or political subdivision thereof, any possession of the United States, or any agency or instrumentality of any of the foregoing (other than an instrumentality which is a corporation if all of its activities are subject to tax and, except for Freddie Mac, a majority of its board of directors is not selected by such governmental unit), (ii) any foreign government, any international organization, or any agency or instrumentality of any of the foregoing, (iii) any organization (other than certain farmers' cooperatives described in Section 521 of the Code) which is exempt from the tax imposed by Chapter 1 of the Code (including the tax imposed by Section 511 of the Code on unrelated business taxable income), (iv) rural electric and telephone cooperatives described in Section 1381(a)(2)(C) of the Code, (v) an "electing large partnership" within the meaning of Section 775 of the Code and
(vi) any other Person so designated by the Trustee based upon an Opinion of Counsel that the holding of an Ownership Interest in a Residual Certificate by such Person may cause any REMIC created hereunder, or any Person having an Ownership Interest in any Class of Certificates (other than such Person) to incur a liability for any federal tax imposed under the Code that would not otherwise be imposed but for the Transfer of an Ownership Interest in a Residual Certificate to such Person. The terms "United States," "State" and "international organization" shall have the meanings set forth in Section 7701 of the Code or successor provisions.

                  "Distribution Account": The trust account or accounts created and maintained by the Trustee pursuant to Section 3.10(b) which shall be entitled "Distribution Account, Wells Fargo Bank Minnesota, N.A., as Trustee, in trust for the registered holders of Asset Backed Securities Corporation Home Equity Loan Trust 2002-HE2, Series 2002-HE2". The Distribution Account must be an Eligible Account.

                  "Distribution Date": The 15th day of any month, or if such 15th day is not a Business Day, the Business Day immediately following such 15th day, commencing in June 2002.

                  "DLJMC": DLJ Mortgage Capital, Inc. a Delaware corporation, or its successor in interest.

                  "DLJMC Mortgage Loans": The Mortgage Loans originated by Cityscape Corp. and Equicon Corporation and purchased by DLJMC.

                  "Double Adjusted Net WAC": As to any Distribution Date, will be a per annum rate equal to (a) the Adjusted Net WAC less (b) the Current Interest for the Class A-IO Certificate for such date multiplied by a fraction, the numerator of which is twelve and the denominator is the Aggregate Collateral Balance as of the first day of the related Due Period. This rate will be adjusted to correspond with the day counting convention used for the applicable Class of Certificates. For federal income tax purposes, a per annum rate equal to the weighted average rate of the Class T2 Regular Interests, where the Class T2-A Regular Interest has a rate equal to Adjusted Net WAC, and the Class T2-SB Regular Interests have a rate equal to (i) from the Closing Date to each respective Rate Change Date, Net WAC minus 6.50% and
(ii) thereafter, Net WAC.

                  "Due Date": With respect to each Distribution Date, the day of the month on which the Monthly Payment is due on a Mortgage Loan, exclusive of any days of grace in the related Due Period.

                  "Due Period": With respect to any Distribution Date, the period commencing on the second day of the month immediately preceding the month in which such Distribution Date occurs and ending on the first day of the month in which such Distribution Date occurs.

                  "Early Termination Date": As defined in the Yield Maintenance Agreement.

                  "Early Termination Fund": The separate Eligible Account created and initially maintained by the Trustee pursuant to Section 4.07 in the name of the Trustee for the benefit of the Certificateholders and designated "Wells Fargo Bank Minnesota, N.A. in trust for registered holders of Asset Backed Securities Corporation, Asset Backed Pass-Through Certificates, Series 2002-HE2." The Early Termination Fund shall not be part of any REMIC. Funds in the Early Termination Fund shall be held in trust for the Class X Certificateholders for the uses and purposes set forth in this Agreement.

                  "Eligible Account": Any of (i) an account or accounts maintained with a Depository Institution, (ii) an account or accounts the deposits in which are fully insured by the FDIC or (iii) a trust account or accounts maintained with the corporate trust department of a federal or state chartered depository institution or trust company acting in its fiduciary capacity. Eligible Accounts may bear interest.

                  "Equicon": Equicon Corporation.

                  "Equicon Mortgage Loans": The Mortgage Loans originated by Equicon and listed on Schedule 1, Part D(2) hereto.

                  "ERISA": The Employee Retirement Income Security Act of 1974, as amended.

                  "Estate in Real Property": A fee simple estate in a parcel of land.

                  "Excess Overcollateralized Amount": With respect to any Distribution Date, the excess, if any, of (i) the Overcollateralized Amount for such Distribution Date over (ii) the Required Overcollateralized Amount for such Distribution Date.

                  "Extraordinary Trust Fund Expense": Any amounts reimbursable to the Trustee, or any director, officer, employee or agent of the Trustee, from the Trust Fund pursuant to Section 2.02, 2.03 or 8.05(a) and any amounts payable from the Distribution Account in respect of taxes pursuant to Section 10.01(g)(iii), any amounts payable from the Distribution Account in respect of any REMIC Administration pursuant to Section 10.01(c).

                  "Fairbanks": Fairbanks Capital Corp., or any successor in interest thereto.

                  "Fannie Mae": Fannie Mae, formally known as the Federal National Mortgage Association, or any successor thereto.

                  "FDIC": Federal Deposit Insurance Corporation or any successor thereto.

                  "Federal Funds Rate": The interest rate at which depository institutions lend balances at the Federal Reserve to other depository institutions overnight.

                  "Final Recovery Determination": With respect to any defaulted Mortgage Loan or any REO Property (other than a Mortgage Loan or REO Property purchased by the Seller, the Depositor or the Servicer pursuant to or as contemplated by Section 2.03, Section 3.16(c) or Section 9.01), a determination made by the Servicer that all Insurance Proceeds, Liquidation Proceeds and other payments or recoveries which the Servicer, in its reasonable good faith judgment, expects to be finally recoverable in respect thereof have been so recovered. The Servicer shall maintain records, prepared by a Servicing Officer, of each Final Recovery Determination made thereby.

                  "Fitch":  Fitch, Inc., or its successor in interest thereto.

                  "Formula Rate": As to any Class of LIBOR Certificates and any Distribution Date, the sum of One-Month LIBOR and the applicable Certificate Margin.

                  "Freddie Mac": Freddie Mac, formally known as the Federal Home Loan Mortgage Corporation, or any successor thereto.

                  "Gross Margin": With respect to each Adjustable Rate Mortgage Loan, the fixed percentage set forth in the related Mortgage Note that is added to the Index on each Adjustment Date in accordance with the terms of the related Mortgage Note used to determine the Mortgage Rate for such Mortgage Loan.

                  "Independent": When used with respect to any specified Person, any such Person who (a) is in fact independent of the Depositor, the Servicer and their respective Affiliates, (b) does not have any direct financial interest in or any material indirect financial interest in the Depositor, the Servicer or any Affiliate thereof, and (c) is not connected with the Depositor, the Servicer or any Affiliate thereof as an officer, employee, promoter, underwriter, trustee, partner, director or Person performing similar functions; provided, however, that a Person shall not fail to be Independent of the Depositor, the Servicer or any Affiliate thereof merely because such Person is the beneficial owner of 1% or less of any Class of securities issued by the Depositor or the Servicer or any Affiliate thereof, as the case may be.

                  "Independent Contractor": Either (i) any Person (other than the Servicer) that would be an "independent contractor" with respect to the Trust Fund within the meaning of Section 856(d)(3) of the Code if the Trust Fund were a real estate investment trust (except that the ownership tests set forth in that section shall be considered to be met by any Person that owns, directly or indirectly, 35% or more of any Class of Certificates), so long as the Trust Fund does not receive or derive any income from such Person and provided that the relationship between such Person and the Trust Fund is at arm's length, all within the meaning of Treasury Regulation Section 1.856-4(b)(5), or (ii) any other Person (including the Servicer) if the Trustee has received an Opinion of Counsel to the effect that the taking of any action in respect of any REO Property by such Person, subject to any conditions therein specified, that is otherwise herein contemplated to be taken by an Independent Contractor will not cause such REO Property to cease to qualify as "foreclosure property" within the meaning of Section 860G(a)(8) of the Code (determined without regard to the exception applicable for purposes of Section 860D(a) of the Code), or cause any income realized in respect of such REO Property to fail to qualify as Rents from Real Property.

                  "Index": With respect to each Adjustable Rate Mortgage Loan and each related Adjustment Date, the average of the interbank offered rates for six-month United States dollar deposits in the London market as published by the Western Edition of The Wall Street Journal and as most recently available as of a date as specified in the related Mortgage Note.

                  "Initial Cut-off Date":  May 1, 2002.

                  "Initial Mortgage Loan": A Mortgage Loan conveyed to the Trust Fund on the Closing Date pursuant to this Agreement as identified on the Mortgage Loan Schedule delivered to the Trustee on the Closing Date.

                  "Insurance Proceeds": Proceeds of any title policy, hazard policy or other insurance policy covering a Mortgage Loan, to the extent such proceeds are not to be applied to the restoration of the related Mortgaged Property or released to the Mortgagor in accordance with the procedures that the Servicer would follow in servicing Mortgage Loans held for its own account, subject to the terms and conditions of the related Mortgage Note and Mortgage.

                  "Interest Accrual Period": For any Distribution Date and (a) the Class A-IO Certificates for a given Distribution Date will be the calendar month preceding the month of such Distribution Date based on a 360-day year consisting of twelve 30-day months, (b) the LIBOR Certificates for a given Distribution Date will be the actual number of days (based on a 360-day year) included in the period commencing on the immediately preceding Distribution Date (or, in the case of the first such Interest Accrual Period, commencing on the Closing Date) and ending on the day immediately preceding such Distribution Date, and (c) the Class B-IO Certificates, the period commencing on the prior Distribution Date of the month preceding the month in which the Distribution Date occurs and ending on the day immediately preceeding the day of the month in which such Distribution Date occurs (or, in the case of the first such Interest Accrual Period, commencing on the Closing Date) based on a 360-day year consisting of twelve 30-day months. All distributions of interest on the LIBOR Certificates will be based on a 360-day year and the actual number of days in the applicable Interest Accrual Period.

                  "Interest Determination Date": With respect to the LIBOR Certificates and any Interest Accrual Period therefor, the second London Business Day preceding the commencement of such Interest Accrual Period.

                  "Interest Distribution Amount": With respect to any Distribution Date and any Class of Offered Certificates and the Class B-IO Certificates, the sum of the aggregate Accrued Certificate Interest on the Certificates of such Class for such Distribution Date and the related Unpaid Interest Shortfall Amount.

                  "Interest Remittance Amount": With respect to any Distribution Date, that portion of the Available Distribution Amount for such Distribution Date allocable to interest for such Distribution Date.

                  "Late Collections": With respect to any Mortgage Loan and any Due Period, all amounts received subsequent to the Determination Date immediately following such Due Period, whether as late payments of Monthly Payments or as Insurance Proceeds, Liquidation Proceeds or otherwise, which represent late payments or collections of principal and/or interest due (without regard to any acceleration of payments under the related Mortgage and Mortgage Note) but Delinquent for such Due Period and not previously recovered.

                  "Letter Agreement": With respect to the Long Beach Mortgage Loans, the Letter Agreement dated as of May 30, 2002 among Long Beach Mortgage Company, Wells Fargo Bank Minnesota, N.A. and DLJ Mortgage Capital, Inc. and attached as Exhibit I hereto.

                  "LIBOR Certificates": As specified in the Preliminary
Statement.

                  "Liquidation Event": With respect to any Mortgage Loan, any of the following events: (i) such Mortgage Loan is paid in full; (ii) a Final Recovery Determination is made as to such Mortgage Loan; or (iii) such Mortgage Loan is removed from the Trust Fund by reason of its being purchased, sold or replaced pursuant to or as contemplated by Section 2.03, Section 3.16(c) or Section 9.01. With respect to any REO Property, either of the following events: (i) a Final Recovery Determination is made as to such REO Property; or (ii) such REO Property is removed from the Trust Fund by reason of its being purchased pursuant to Section 9.01.

                  "Liquidation Proceeds": The amount (other than Insurance Proceeds or amounts received in respect of the rental of any REO Property prior to REO Disposition) received by the Servicer in connection with (i) the taking of all or a part of a Mortgaged Property by exercise of the power of eminent domain or condemnation, (ii) the liquidation of a defaulted Mortgage Loan through a trustee's sale, foreclosure sale or otherwise, or (iii) the repurchase, substitution or sale of a Mortgage Loan or an REO Property pursuant to or as contemplated by Section 2.03, Section 3.16(c), Section 3.23 or Section 9.01.

                  "Loan-to-Value Ratio" or "LTV" : As of any date of determination, the fraction, expressed as a percentage, the numerator of which is the principal balance of the related Mortgage Loan at such date and the denominator of which is the Value of the related Mortgaged Property.

                  "London Business Day": Any day on which banks in the City of London and The City of New York are open and conducting transactions in United States dollars.

                  "Long Beach": Long Beach Mortgage Company, or its successor in interest.

                  "Long Beach Mortgage Loans": The Mortgage Loans originated by Long Beach and listed on Schedule 1, Part E hereto.

                  "Maximum Mortgage Rate": With respect to each Adjustable Rate Mortgage Loan, the percentage set forth in the related Mortgage Note as the maximum Mortgage Rate thereunder.

                  "Minimum Mortgage Rate": With respect to each Adjustable Rate Mortgage Loan, the greater of (a) the Gross Margin set forth in the related Mortgage Note and (b) the percentage set forth in the related Mortgage Note as the minimum Mortgage Rate thereunder.

                  "Monthly Payment": With respect to any Mortgage Loan, the scheduled monthly payment of principal and interest on such Mortgage Loan which is payable by the related Mortgagor from time to time under the related Mortgage Note, determined: (a) after giving effect to (i) any Deficient Valuation and/or Debt Service Reduction with respect to such Mortgage Loan and
(ii) any reduction in the amount of interest collectible from the related Mortgagor pursuant to the Relief Act; (b) without giving effect to any extension granted or agreed to by the Servicer pursuant to Section 3.07; and
(c) on the assumption that all other amounts, if any, due under such Mortgage Loan are paid when due.

                  "Moody's": Moody's Investors Service, Inc. or its successor in interest.

                  "Mortgage": The mortgage, deed of trust or other instrument creating a first lien on, or first priority security interest in, a Mortgaged Property securing a Mortgage Note.

                  "Mortgage File": The mortgage documents listed in Section
2.01 pertaining to a particular Mortgage Loan and any additional documents required to be added to the Mortgage File pursuant to this Agreement.

                  "Mortgage Loan": Each Mortgage Loan transferred and assigned to the Trustee pursuant to Section 2.01 or Section 2.03(c) of this Agreement, as held from time to time as a part of the Trust Fund, the Initial Mortage Loans so held being identified in the Mortgage Loan Schedule, including each REO Property unless the context otherwise requires. For the avoidance of doubt a Mortgage Loan may be either an Initial Mortgage Loan or a Subsequent Mortgage Loan.

                  "Mortgage Loan Purchase Agreement": Any one of the agreements between an Originator and the Seller, regarding the sale of the related Mortgage Loans by such Originator to the Seller.

                  "Mortgage Loan Schedule": As of any date, the list of Mortgage Loans included in the Trust Fund on such date, attached hereto as
Schedule 1. The Mortgage Loan Schedule
shall set forth by Subgroup the following information with respect to each Mortgage Loan in such Subgroup:

                           (i)    the Mortgagor's name and the related
         Originator's Mortgage Loan identifying number;

                           (ii) the street address of the Mortgaged Property including the state and zip code;

                          (iii) a code indicating whether the Mortgaged Property is owner-occupied;

                           (iv) the type of Residential Dwelling constituting the Mortgaged Property;

                           (v)    the original months to maturity;

                           (vi)   the Loan-to-Value Ratio at origination;

                          (vii) the Mortgage Rate in effect immediately following the Cut-off Date;

                         (viii) the date on which the first Monthly Payment was due on the Mortgage Loan;

                           (ix)   the stated maturity date;

                           (x) the amount of the Monthly Payment due on the first Due Date after the Cut-off Date;

                           (xi) the last Due Date on which a Monthly Payment was actually applied to the unpaid Stated Principal Balance;

                           (xii) the original principal amount of the Mortgage Loan;

                           (xiii) the Stated Principal Balance of the Mortgage Loan as of the close of business on the Cut-off Date;

                           (xiv) with respect to each Adjustable Rate Mortgage Loan, the Gross Margin;

                           (xv) a code indicating the purpose of the Mortgage Loan (i.e., purchase financing, rate/term refinancing, cash-out refinancing);

                           (xvi) with respect to each Adjustable Rate Mortgage Loan, the Maximum Mortgage Rate;

                           (xvii) with respect to each Adjustable Rate
         Mortgage Loan, the Minimum Mortgage Rate;

                           (xviii) the Mortgage Rate at origination;

                           (xix) with respect to each Adjustable Rate Mortgage Loan, the Periodic Rate Cap and the maximum first Adjustment Date Mortgage Rate adjustment;

                           (xx)     a code indicating the documentation program;

                           (xxi) with respect to each Adjustable Rate Mortgage Loan, the first Adjustment Date immediately following the Cut-off Date;

                           (xxii)   the Value of the Mortgaged Property; and

                           (xxiii) the sale price of the Mortgaged Property, if applicable.

                  The Mortgage Loan Schedule shall be comprised of four parts, Part A, Part B and Part C relating to the Mortgage Loans originated by each Originator and set forth the following information with respect to the Mortgage Loans in the aggregate as of the Cut-off Date: (1) the number of Mortgage Loans; (2) the current principal balance of the Mortgage Loans; (3) the weighted average Mortgage Rate of the Mortgage Loans; and (4) the weighted average maturity of the Mortgage Loans. The Mortgage Loan Schedule shall set forth the aggregate Stated Principal Balance of the Mortgage Loans. The Mortgage Loan Schedule shall be amended from time to time by the Depositor in accordance with the provisions of this Agreement. With respect to any Qualified Substitute Mortgage Loan, the Cut-off Date shall refer to the related Cut-off Date for such Mortgage Loan, determined in accordance with the definition of Cut-off Date herein.

                  "Mortgage Note": The original executed note or other evidence of the indebtedness of a Mortgagor under a Mortgage Loan.

                  "Mortgage Pool": The pool of Mortgage Loans, identified on
Schedule 1 from time to time, and any REO Properties acquired in respect thereof.

                  "Mortgage Rate": With respect to each Mortgage Loan, the annual rate at which interest accrues on such Mortgage Loan from time to time in accordance with the provisions of the related Mortgage Note. With respect to each Mortgage Loan that becomes an REO Property, as of any date of determination, the annual rate determined in accordance with the immediately preceding sentence as of the date such Mortgage Loan became an REO Property.

                  "Mortgaged Property": The underlying property securing a Mortgage Loan, including any REO Property, consisting of an Estate in Real Property or a leasehold interest improved by a Residential Dwelling.

                  "Mortgagor":  The obligor on a Mortgage Note.

                  "Net Monthly Excess Cashflow": With respect to any Distribution Date, the sum of (i) any Overcollateralization Reduction Amount for such Distribution Date and (ii) the excess of (x) the Available Distribution Amount for such Distribution Date over (y) the sum for such Distribution Date of (A) the aggregate Interest Distribution Amount payable to the holders of the

Class A and Class A-IO Certificates, the Accrued Certificate Interest payable to the holders of the Subordinated Offered Certificates and any Strip Amount, each pursuant to Section 4.01(a)(1) and (B) the sum of the amounts described in clauses (b)(i) through (iii) of the definition of Principal Distribution Amount.

                  "Net Mortgage Rate": With respect to any Mortgage Loan (or the related REO Property) as of any date of determination, a per annum rate of interest equal to the then applicable Mortgage Rate for such Mortgage Loan minus the Servicing Fee Rate.

                  "Net WAC Carryover Amount": With respect to each Class of LIBOR Certificates and a Distribution Date, an amount equal to the sum of (A) the excess of (1) the amount of interest such Class of Certificates would otherwise be entitled to receive on the Distribution Date had the related Pass-Through Rate been calculated at the related Formula Rate for such Distribution Date over (2) the amount of interest payable on such Class of Certificates at Triple Adjusted Net WAC for such Distribution Date and (B) the Net WAC Carryover Amount for such Class of Certificates for all previous Distribution Dates not previously paid to such Certificateholders (including any interest accrued on such amount during the most recently ended Interest Accrual Period at the related Formula Rate).

                  "Net WAC Fund": The Eligible Account established pursuant to
Section 3.26.

                  "Net WAC Rate": The weighted average Net Mortgage Rate of the Mortgage Loans adjusted for the appropriate day counting convention.

                  "New Lease": Any lease of REO Property entered into on behalf of the Trust Fund, including any lease renewed or extended on behalf of the Trust Fund, if the Trust Fund has the right to renegotiate the terms of such lease.

                  "Nonrecoverable P&I Advance": Any P&I Advance previously made or proposed to be made in respect of a Mortgage Loan or REO Property that, in the good faith business judgment of the Servicer using Accepted Servicing Practices, will not or, in the case of a proposed P&I Advance, would not be ultimately recoverable from related late collections, Insurance Proceeds or Liquidation Proceeds on such Mortgage Loan or REO Property as provided herein.

                  "Nonrecoverable Servicing Advance": Any Servicing Advance previously made or proposed to be made in respect of a Mortgage Loan or REO Property that, in the good faith business judgment of the Servicer using Accepted Servicing Practices, will not or, in the case of a proposed Servicing Advance, would not be ultimately recoverable from related Late Collections, Insurance Proceeds or Liquidation Proceeds on such Mortgage Loan or REO Property as provided herein.

                  "Non-United States Person": Any Person other than a United States Person.

                  "Notional Amount": With respect to the Class A-IO Certificates and any Distribution Date, will equal the Class A Notional Amount for such Distribution Date. The "Notional Amount" for the Class B-IO Certificates will equal (x) on or prior to the Distribution Date in May 2004, the lesser of (i) $70,000,000 and (ii) the aggregate principal balance of the

Mortgage Loans as of the first day of the month of such Distribution Date (prior to giving effect to Monthly Payments due on such date) and (y) on any Distribution Date after the Distribution Date in May 2004, zero.

                  "Offered Certificates" : As defined in the Preliminary Statement.

                  "Officers' Certificate": With respect to the Depositor and the Seller, a certificate signed by the Chairman of the Board, the Vice Chairman of the Board, the President, a vice president (however denominated) or an authorized agent, and by the Treasurer, the Secretary, or one of the assistant treasurers or assistant secretaries of the Depositor or Seller, as applicable. With respect to the Servicer, any officer who is authorized to act for the Servicer in matters relating to this Agreement, and whose action is binding upon the Servicer, initially including those individuals whose names appear on the list of authorized officers delivered at the closing.

                  "One-Month LIBOR": With respect to the LIBOR Certificates and any Interest Accrual Period therefor, the rate determined by the Trustee on the related Interest Determination Date (or with respect to the initial Interest Accrual Period, on the Closing Date based on information available on the related Interest Determination Date) on the basis of the offered rate for one-month U.S. dollar deposits, as such rate appears on Telerate Page 3750 as of 11:00 a.m. (London time) on such Interest Determination Date; provided that if such rate does not appear on Telerate Page 3750, the rate for such date will be determined on the basis of the offered rates of the Reference Banks for one-month U.S. dollar deposits, as of 11:00 a.m. (London time) on such Interest Determination Date. In such event, the Trustee will request the principal London office of each of the Reference Banks to provide a quotation of its rate. If on such Interest Determination Date, two or more Reference Banks provide such offered quotations, One-Month LIBOR for the related Interest Accrual Period shall be the arithmetic mean of such offered quotations (rounded upwards if necessary to the nearest whole multiple of 1/16%). If on such Interest Determination Date, fewer than two Reference Banks provide such offered quotations, One-Month LIBOR for the related Interest Accrual Period shall be the higher of (i) LIBOR as determined on the previous Interest Determination Date and (ii) the Reserve Interest Rate. Notwithstanding the foregoing, if, under the priorities described above, LIBOR for an Interest Determination Date would be based on LIBOR for the previous Interest Determination Date for the third consecutive Interest Determination Date, the Trustee shall select an alternative comparable index (over which the Trustee has no control), used for determining one-month Eurodollar lending rates that is calculated and published (or otherwise made available) by an independent party.

                  "Operative Documents": The Mortgage Loan Purchase Agreements, the Reconstitution Agreements, the Assignment and Assumption Agreement and any other documents related hereto or thereto.

                  "Opinion of Counsel": A written opinion of counsel, who may, without limitation, be salaried counsel for the Depositor or the Servicer and which shall be acceptable to the Trustee (which acceptance shall not be unreasonably withheld), except that any opinion of counsel relating to (a) the qualification of any REMIC created hereunder or (b) compliance with the REMIC Provisions must be an opinion of Independent counsel.

                  "Optional Termination Date": The first Distribution Date that the Servicer shall be permitted to purchase the Mortgage Loans and REO Properties pursuant to Section 9.01(b).

                  "Originators": Any of New Century Mortgage Corporation, or its successor in interest, Long Beach Mortgage Company, or its successor in interest, WMC Mortgage Corp., or its successor in interest, Cityscape Corp. or Equicon Corporation.

                  "Overcollateralized Amount": As of any Distribution Date, the excess, if any, of (a) the aggregate Stated Principal Balances of the Mortgage Loans and REO Properties as of the last day of the related Due Period plus the Pre-Funded Amount on such Distribution Date over (b) the sum of the aggregate Certificate Principal Balances of the Certificates as of such Distribution Date (after taking into account the payment of the amounts described in clauses (b)(i) through (iv) of the definition of Principal Distribution Amount on such Distribution Date).

                  "Overcollateralization Deficiency Amount": With respect to any Distribution Date, the excess, if any, of (a) the Required Overcollateralized Amount applicable to such Distribution Date over (b) the Overcollateralized Amount applicable to such Distribution Date (after taking into account the payment of the Principal Distribution Amount, exclusive of the payment of any Overcollateralization Increase Amount on such Distribution
Date).
                  "Overcollateralization Increase Amount": With respect to any Distribution Date, the lesser of (a) the Overcollateralization Deficiency Amount as of such Distribution Date (after taking into account the payment of the Principal Distribution Amount, exclusive of the payment of any Overcollateralization Increase Amount on such Distribution Date) and (b) Net Monthly Excess Cash Flow available for distribution on that Distribution Date pursuant to Section 4.01(a)(3)(ii).

                  "Overcollateralization Reduction Amount": With respect to any Distribution Date, an amount equal to the lesser of (a) the Excess Overcollateralized Amount and (b) the sum of the amounts available for distribution specified in clauses (b)(i) through (iii) of the definition of Principal Distribution Amount.

                  "Ownership Interest": As to any Certificate, any ownership or security interest in such Certificate, including any interest in such Certificate as the Holder thereof and any other interest therein, whether direct or indirect, legal or beneficial, as owner or as pledgee.

                  "Pass-Through Rate": For any Distribution Date and any Class of LIBOR Certificates, the lesser of (i) the related Formula Rate and (ii) Triple Adjusted Net WAC for such Distribution Date. As to the Class A-IO Certificates (a) for any Distribution Date on of prior to the Distribution Date in November 2004, the lesser of (x) 6.50% per annum and (y) the Adjusted Net WAC, and (b) any Distribution Date after the Distribution Date in November 2004, 0.00%. As to the Class B-IO Certificates (a) for any Distribution Date on of prior to the Distribution Date in May 2004, the lesser of (x) 3.50% per annum and (y) the Double Adjusted Net WAC, and (b) any Distribution Date after the Distribution Date in May 2004, 0.00%.

                  "Percentage Interest": As to any Certificate, either the percentage set forth on the face thereof or the percentage obtained by dividing the initial Certificate Principal Balance or initial Notional Amount represented by such Certificate by the aggregate initial Certificate Principal Balance or aggregate initial Notional Amount of all of the Certificates of such Class.

                  "Performance Standards": The standards set forth in Exhibit J herein.

                  "Periodic Rate Cap": With respect to each Adjustable Rate Mortgage Loan and any Adjustment Date therefor, the fixed percentage set forth in the related Mortgage Note, which is the maximum amount by which the Mortgage Rate for such Mortgage Loan may increase or decrease (without regard to the Maximum Mortgage Rate or the Minimum Mortgage Rate) on such Adjustment Date from the Mortgage Rate in effect immediately prior to such Adjustment Date.

                  "Permitted Investments": Any one or more of the following obligations or securities acquired at a purchase price of not greater than par, regardless of whether issued by the Depositor, the Servicer, the Trustee or any of their respective Affiliates:

                  (a) direct obligations of, or obligations fully guaranteed as to timely payment of principal and interest by, the United States or any agency or instrumentality thereof, provided such obligations are backed by the full faith and credit of the United States;

                  (b) demand and time deposits in, certificates of deposit of, or bankers' acceptances (which shall each have an original maturity of not more than 90 days and, in the case of bankers' acceptances, shall in no event have an original maturity of more than 365 days or a remaining maturity of more than 30 days) denominated in United States dollars and issued by, any Depository Institution;

                  (c) repurchase obligations with respect to any security described in clause (i) above entered into with a Depository Institution (acting as principal);

                  (d) securities bearing interest or sold at a discount that are issued by any corporation incorporated under the laws of the United States of America or any state thereof and that are rated by each Rating Agency that rates such securities in its highest long-term unsecured rating categories at the time of such investment or contractual commitment providing for such investment;

                  (e) commercial paper (including both non-interest-bearing discount obligations and interest-bearing obligations payable on demand or on a specified date not more than 30 days after the date of acquisition thereof) that is rated by each Rating Agency that rates such securities in its highest short-term unsecured debt rating available at the time of such investment;

                  (f) units of money market funds, including money market funds managed or advised by the Trustee or an Affiliate thereof, that have been rated "AAA" by Fitch (if rated by Fitch), "Aaa" by Moody's and "AAA" by S&P (if rated by S&P); and

                  (g) if previously confirmed in writing to the Trustee, any other demand, money market or time deposit, or any other obligation, security or investment, as may be acceptable to the Rating Agencies as a permitted investment of funds backing securities having ratings equivalent to its highest initial rating of the Class A Certificates;

provided, however, that no instrument described hereunder shall evidence either the right to receive (a) only interest with respect to the obligations underlying such instrument or (b) both principal and interest payments derived from obligations underlying such instrument and the interest and principal payments with respect to such instrument provide a yield to maturity at par greater than 120% of the yield to maturity at par of the underlying obligations.

                  "Permitted Transferee": Any Transferee of a Residual Certificate other than a Disqualified Organization or Non-United States Person.

                  "Person": Any individual, corporation, partnership, limited liability company, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

                  "P&I Advance": As to any Mortgage Loan or REO Property, any advance made by the Servicer in respect of any Distribution Date representing the aggregate of all payments of principal and interest, net of the Servicing Fee, that were due during the related Due Period on the Mortgage Loans and that were Delinquent on the related Determination Date, plus certain amounts representing assumed payments not covered by any current net income on the Mortgaged Properties acquired by foreclosure or deed in lieu of foreclosure as determined pursuant to Section 4.03. The Servicer will not be required to make any Nonrecoverable P&I Advances as described in Section 4.03.

                  "Plan": Any employee benefit plan (as defined in Section 3(3) of ERISA) or other plan as defined in Section 4975(e)(1) of the Code, including individual retirement accounts and annuities and, Keogh plans, that is subject to Title I of ERISA or Section 4975 of the Code.

                  "Pool Principal Balance": As of any Distribution Date, the aggregate Stated Principal Balance of the Mortgage Loans.

                  "Pre-Funded Amount": The amount on deposit in the Pre-Funding Account, which shall equal $140,000,000 on the Closing Date.

                  "Pre-Funding Account": The separate Eligible Account created and maintained by the Trustee pursuant to Section 3.10(e) in the name of the Trustee for the benefit of the Certificateholders and designated "Wells Fargo Bank Minnesota, N.A., in trust for registered holders of in trust for the registered holders of Asset Backed Securities Corporation Home Equity Loan Trust 2002-HE2, Series 2002-HE2." Funds in the Pre-Funding Account shall be held in trust for the Certificateholders for the uses and purposes set forth in this Agreement and shall not be a part of any REMIC created hereunder; provided, however, that any investment income earned from Permitted Investments made with funds in the Pre-Funding Account shall be for the account of the Depositor.

                  "Pre-Funding Period": The period from the Closing Date until the earlier of (i) the date on which the amount on deposit in the Pre-Funding Account is reduced to zero, or (ii) an Event of Default occurs or (iii) July 15, 2002.

                  "Prepayment Assumption": A constant prepayment rate ("CPR") of 26% per annum of the then unpaid Stated Principal Balance of the Mortgage Loans. The Prepayment Assumption is used solely for determining the accrual of original issue discount on the Certificates for federal income tax purposes. A CPR (or Constant Prepayment Rate) represents an annualized constant assumed rate of prepayment each month of a pool of Mortgage Loans relative to its outstanding principal balance for the life of such pool.

                  "Prepayment Charge": With respect to any Mortgage Loan and Prepayment Period, any prepayment premium, penalty or charge collected by the Servicer from a Mortgagor in connection with any voluntary Principal Prepayment and held from time to time as a part of the Trust Fund. The Servicer shall calculate, in good faith using Accepted Servicing Practices, the amount of any Prepayment Charge solely pursuant to the terms of the related Mortgage Note.

                  "Prepayment Interest Shortfall": With respect to any Distribution Date, for each Mortgage Loan that was during the related Prepayment Period the subject of a Principal Prepayment in full or in part, an amount equal to interest at the applicable Net Mortgage Rate on the amount of such Principal Prepayment for the number of days commencing on the date on which the prepayment is applied and ending on the last day of the related Prepayment Period. The obligations of the Servicer in respect of any Prepayment Interest Shortfall are set forth in Section 3.24.

                  "Prepayment Period": With respect to any Distribution Date, the calendar month preceding the calendar month in which such Distribution Date occurs.

                  "Prime Rate": The rate of interest equal to the prime rate as reported in The Wall Street Journal.

                  "Principal Distribution Amount": With respect to any Distribution Date, the lesser of:

                  (a) the excess of the Available Distribution Amount over the amount payable on the Certificates pursuant to Section 4.01(a)(1); and

                  (b) (i) the sum of the principal portion of each Monthly Payment on the Mortgage Loans due during the related Due Period, whether or not received on or prior to the related Determination Date;

                           (ii) the Stated Principal Balance of any
                           Mortgage Loan that was purchased during the related Prepayment Period pursuant to or as contemplated by
                           Section 2.03, Section 3.16(c) or Section 9.01 and the amount of any shortfall deposited in the Collection Account in connection with the substitution of a Deleted Mortgage Loan pursuant to
                           Section 2.03 during the related Prepayment Period;

                           (iii) the principal portion of all other unscheduled collections (including, without limitation, Principal Prepayments, Insurance Proceeds, Liquidation Proceeds and REO Principal Amortization) received during the related Prepayment Period, net of any portion thereof that represents a recovery of principal for which an advance was made by the Servicer pursuant to
                           Section 4.03 in respect of a preceding Distribution Date;

                           (iv) the principal portion of any Realized
                           Losses incurred on the Mortgage Loans during the related Prepayment Period to the extent covered by Net Monthly Excess Cashflow for such Distribution Date; and

                           (v) the amount of any Overcollateralization
                           Increase Amount for such Distribution Date to the extent covered by Net Monthly Excess Cashflow for such Distribution Date;

                  minus:

                  (c) the amount of any Overcollateralization Reduction Amount for such Distribution Date.

                  "Principal Prepayment": Any payment of principal made by the Mortgagor on a Mortgage Loan which is received in advance of its scheduled Due Date and which is not accompanied by an amount of interest (without regard to any Prepayment Charge that may have been collected by the Servicer in connection with such payment of principal) representing the full amount of scheduled interest due on any Due Date in any month or months subsequent to the month of prepayment.

                  "Principal Remittance Amount" : With respect to any Distribution Date, the sum of: (i) all scheduled payments of principal collected or advanced on the Mortgage Loans by the Servicer that were due during the related Due Period, (ii) the principal portion of all partial and full Principal Prepayments of the Mortgage Loans applied by the Servicer during the related Prepayment Period, (iii) the principal portion of all related Net Liquidation Proceeds and Insurance Proceeds received during the related Prepayment Period, (iv) that portion of the Purchase Price representing principal of any repurchased Mortgage Loan, deposited to the Collection Account during the related Prepayment Period, (v) the principal portion of any related Substitution Adjustments deposited in the Collection Account during the related Prepayment Period, (vi) with respect to the July 2002 Distribution Date, any amounts remaining in the Pre-Funding Account (other than investment earnings thereon) and (vii) on the Distribution Date on which the Trust is to be terminated in accordance with this Agreement, that portion of the Termination Price in respect of principal.

                  "PTCE":  A Prohibited Transaction Class Exemption.

                  "Purchase Price": With respect to any Mortgage Loan or REO Property to be purchased pursuant to or as contemplated by Section 2.03,
Section 3.16(c) or Section 9.01, and as confirmed by an Officers' Certificate from the Servicer to the Trustee, an amount equal to the sum of (i) 100% of the Stated Principal Balance thereof as of the date of purchase (or such other price as provided in Section 9.01), (ii) in the case of (x) a Mortgage Loan, accrued interest on such Stated Principal Balance at the applicable Mortgage Rate in effect from time to time from the Due Date as to which interest was last covered by a payment by the Mortgagor or an advance by the Servicer through the end of the calendar month in which the purchase is to be effected and (y) an REO Property, the sum of (1) accrued interest on such Stated Principal Balance at the applicable Mortgage Rate in effect from time to time from the Due Date as to which interest was last covered by a payment by the Mortgagor or an advance by the Servicer through the end of the calendar month immediately preceding the calendar month in which such REO Property was acquired, plus (2) REO Imputed Interest for such REO Property for each calendar month commencing with the calendar month in which such REO Property was acquired and ending with the calendar month in which such purchase is to be effected, net of the total of all net rental income, Insurance Proceeds, Liquidation Proceeds and P&I Advances that as of the date of purchase had been distributed as or to cover REO Imputed Interest pursuant to Section 4.01, (iii) any unreimbursed Servicing Advances and P&I Advances and any unpaid Servicing Fees allocable to such Mortgage Loan or REO Property and any P&I Advances previously reimbursed to the Servicer pursuant to Section 3.11(a)(vi), (iv) any amounts previously withdrawn from the Collection Account in respect of such Mortgage Loan or REO Property pursuant to Section 3.11(a)(ix) and Section 3.16(b), and (v) in the case of a Mortgage Loan required to be purchased pursuant to Section 2.03, expenses reasonably incurred or to be incurred by the Servicer or the Trustee in respect of the breach or defect giving rise to the purchase obligation.

                  "Qualified Plan Investor": A plan investor or group of plan investors on whose behalf the decision to purchase Offered Certificates is made by an independent fiduciary that is (i) qualified to analyze and understand the terms and conditions of the Yield Maintenance Agreement and the effect of the Yield Maintenance Agreement on the credit ratings of the Offered Certificates, and (ii) a "qualified professional asset manager", as defined in
Part V(a) of PTCE 84-14, an "in-house asset manager" as defined in Part IV(a) of PTCE 96-23, or a plan fiduciary with total Plan and non-Plan assets under management of at least $100 million at the time of the acquisition of the Offered Certificates.

                  "Qualified Substitute Mortgage Loan": A Mortgage Loan substituted for a Deleted Mortgage Loan pursuant to the terms of this Agreement which must, on the date of such substitution, (i) have an outstanding principal balance, after application of all scheduled payments of principal and interest due during or prior to the month of substitution, not in excess of and not more than 5% less than the Stated Principal Balance of the Deleted Mortgage Loan as of the Due Date in the calendar month during which the substitution occurs, (ii) have a Mortgage Rate not less than (and not more than one percentage point in excess of) the Mortgage Rate of the Deleted Mortgage Loan, (iii) with respect to each Adjustable Rate Mortgage Loan have a Maximum Mortgage Rate not less than the Maximum Mortgage Rate on the Deleted Mortgage Loan, (iv) with respect to each Adjustable Rate Mortgage Loan have a Minimum Mortgage Rate not less than the Minimum Mortgage Rate of the Deleted Mortgage Loan, (v) with respect to each Adjustable Rate Mortgage Loan have a Gross Margin equal to or greater than the Gross Margin of the Deleted Mortgage Loan, (vi) with respect to each Adjustable Rate Mortgage Loan, adjust in accordance with the Index and have a next Adjustment Date not more than two months later than the next Adjustment Date on the Deleted Mortgage Loan, and have the same intervals between Adjustment Dates as the Deleted Mortgage Loan, (vii) have a remaining term to maturity not greater than (and not more than one year less than) that of the Deleted Mortgage Loan,
(viii) have the same Due Date as the Due Date on the Deleted Mortgage Loan,
(ix) have a

Loan-to-Value Ratio as of the date of substitution equal to or lower than the Loan-to-Value Ratio of the Deleted Mortgage Loan as of such date, (x) have a risk grading determined by the Servicer at least equal to the risk grading assigned on the Deleted Mortgage Loan, (xi) have been underwritten or reunderwritten by the Originator in accordance with the same underwriting criteria and guidelines as the Mortgage Loans being replaced;
(xii) be of the same or better credit quality as the Mortgage Loan being replaced and (xiii) conform to each representation and warranty in the applicable Mortgage Loan Purchase Agreement. In the event that one or more Mortgage Loans are substituted for one or more Deleted Mortgage Loans, the amounts described in clause (i) hereof shall be determined on the basis of aggregate principal balances, the Mortgage Rates described in clause (ii) hereof shall be determined on the basis of weighted average Mortgage Rates, the terms described in clause (vii) hereof shall be determined on the basis of weighted average remaining term to maturity, the Loan-to-Value Ratios described in clause (ix) hereof shall be satisfied as to each such Mortgage Loan, the risk gradings described in clause (x) hereof shall be satisfied as to each such Mortgage Loan and, except to the extent otherwise provided in this sentence, the representations and warranties described in clause (xiii) hereof must be satisfied as to each Qualified Substitute Mortgage Loan or in the aggregate, as the case may be.

                  "Rating Agency or Rating Agencies": S&P, Moody's and Fitch or their successors. If such agencies or their successors are no longer in existence, "Rating Agencies" shall be such nationally recognized statistical rating agencies, or other comparable Persons, designated by the Depositor, notice of which designation shall be given to the Trustee and the Servicer.

                  "Realized Loss": With respect to each Mortgage Loan as to which a Final Recovery Determination has been made, an amount (not less than zero) equal to (i) the unpaid principal balance of such Mortgage Loan as of the commencement of the calendar month in which the Final Recovery Determination was made, plus (ii) accrued interest from the Due Date as to which interest was last paid by the Mortgagor through the end of the calendar month in which such Final Recovery Determination was made, calculated in the case of each calendar month during such period (A) at an annual rate equal to the annual rate at which interest was then accruing on such Mortgage Loan and
(B) on a principal amount equal to the Stated Principal Balance of such Mortgage Loan as of the close of business on the Distribution Date during such calendar month, plus (iii) any amounts previously withdrawn from the Collection Account in respect of such Mortgage Loan pursuant to Section 3.11(a)(ix) and Section 3.16(b), minus (iv) the proceeds, if any, received in respect of such Mortgage Loan during the calendar month in which such Final Recovery Determination was made, net of amounts that are payable therefrom to the Servicer with respect to such Mortgage Loan pursuant to Section 3.11(a)(iii).

                  With respect to any REO Property as to which a Final Recovery Determination has been made, an amount (not less than zero) equal to
(i) the unpaid principal balance of the related Mortgage Loan as of the date of acquisition of such REO Property on behalf of the Trust Fund, plus (ii) accrued interest from the Due Date as to which interest was last paid by the Mortgagor in respect of the related Mortgage Loan through the end of the calendar month immediately preceding the calendar month in which such REO Property was acquired, calculated in the case of each calendar month during such period (A) at an annual rate equal to the annual rate at which interest was then accruing on the related Mortgage Loan and (B) on a principal amount equal to the Stated Principal Balance of the related Mortgage Loan as of the close of business on the Distribution Date during such calendar month, plus (iii) REO Imputed Interest for such REO Property for each calendar month commencing with the calendar month in which such REO Property was acquired and ending with the calendar month in which such Final Recovery Determination was made, plus (iv) any amounts previously withdrawn from the Collection Account in respect of the related Mortgage Loan pursuant to Section 3.11(a)(ix) and
Section 3.16(b), minus (v) the aggregate of all P&I Advances made by the Servicer in respect of such REO Property or the related Mortgage Loan for which the Servicer has been or, in connection with such Final Recovery Determination, will be reimbursed pursuant to Section 3.23 out of rental income, Insurance Proceeds and Liquidation Proceeds received in respect of such REO Property, minus (vi) the total of all net rental income, Insurance Proceeds and Liquidation Proceeds received in respect of such REO Property that has been, or in connection with such Final Recovery Determination, will be transferred to the Distribution Account pursuant to Section 3.23.

                  With respect to each Mortgage Loan which has become the subject of a Deficient Valuation, the difference between the principal balance of the Mortgage Loan outstanding immediately prior to such Deficient Valuation and the principal balance of the Mortgage Loan as reduced by the Deficient Valuation.

                  With respect to each Mortgage Loan which has become the subject of a Debt Service Reduction, the portion, if any, of the reduction in each affected Monthly Payment attributable to a reduction in the Mortgage Rate imposed by a court of competent jurisdiction. Each such Realized Loss shall be deemed to have been incurred on the Due Date for each affected Monthly Payment.

                  "Realized Loss Percentage": For purposes of the Servicer Termination Test, the percentage produced by the following calculation: (i) the aggregate amount of cumulative Realized Losses incurred on the Mortgage Loans since the Cut-off Date through the last day of the related Due Period, minus (ii) any amount received with respect to Realized Losses on the Mortgage Loans subsequent to a Final Recovery Determination being made with respect to the Mortgage Loans, divided by (iii) the aggregate Cut-off Date Principal Balance of the Mortgage Loans.

                  "Reconstitution Agreement" : Those certain reconstitution agreements dated as of the Closing Date by and among the Seller, the Depositor and each Originator (except Long Beach Mortgage Company, Cityscape and Equicon) related to the applicable Mortgage Loan Purchase Agreement by and between the Seller and the applicable Originator.

                  "Record Date": With respect to any Distribution Date and any Definitive Certificates, other than the Class X Certificates and the first Distribution Date, the close of business on the last Business Day of the month immediately preceding the month in which such applicable Distribution Date occurs. With respect to any Distribution Date and the Offered Certificates (other than any Definitive Certificates) the Business Day prior to such Distribution Date. Notwithstanding the foregoing, the holder of record for the first Distribution Date and the Class X Certificates is Credit Suisse First Boston Corporation.

                  "Reference Banks": Bankers Trust Company, Barclays Bank PLC, The Tokyo Mitsubishi Bank and National Westminster Bank PLC and their successors in interest; provided, however, that if any of the foregoing banks are not able to serve as a Reference Bank, then any leading banks selected by the Trustee which are engaged in transactions in Eurodollar deposits in the international Eurocurrency market (i) with an established place of business in London, (ii) not controlling, under the control of or under common control with the Depositor or any Affiliate thereof and (iii) which have been designated as such by the Trustee.

                  "Refinanced Mortgage Loan": A Mortgage Loan the proceeds of which were not used to purchase the related Mortgaged Property.

                  "Regular Certificate": As specified in the Preliminary Statement.

                  "Regular Interest": A "regular interest" in a REMIC within the meaning of Section 860G(a)(1) of the Code.

                  "Relief Act": The Soldiers' and Sailors' Civil Relief Act of 1940, as amended.

                  "Relief Act Interest Shortfall": With respect to any Distribution Date and any Mortgage Loan, any reduction in the amount of interest collectible on such Mortgage Loan for the most recently ended calendar month as a result of the application of the Relief Act.

                  "REMIC": A "real estate mortgage investment conduit" within the meaning of Section 860D of the Code.

                  "REMIC I": The segregated pool of assets subject hereto, constituting the primary trust created hereby and to be administered hereunder, with respect to which a REMIC election is to be made, consisting of: (i) such Mortgage Loans as from time to time are subject to this Agreement, together with the Mortgage Files relating thereto, and together with all collections thereon and proceeds thereof, (ii) any REO Property, together with all collections thereon and proceeds thereof, (iii) the Trustee's rights with respect to the Mortgage Loans under all insurance policies required to be maintained pursuant to this Agreement and any proceeds thereof, (iv) the Depositor's rights under each Mortgage Loan Purchase Agreement and each Reconstitution Agreement (including any security interest created thereby) and (v) the Collection Account (other than any amounts representing any Servicer Prepayment Charge Payment Amount), the Distribution Account (other than any amounts representing any Servicer Prepayment Charge Payment Amount) and any REO Account and such assets that are deposited therein from time to time and any investments thereof, together with any and all income, proceeds and payments with respect thereto. Notwithstanding the foregoing, however, REMIC I specifically excludes all payments and other collections of principal and interest due on the Mortgage Loans on or before the Cut-off Date and all Prepayment Charges payable in connection with Principal Prepayments made on or before the Cut-off Date, the Net WAC Fund, the Yield Maintenance Agreement and the Pre-Funding Account.

                  "REMIC II": The segregated pool of assets consisting of all of the REMIC I Regular Interests conveyed in trust to the Trustee for the benefit of REMIC III, as holder of the REMIC II Regular Interests, and the Class R-II Certificateholders pursuant to Section 2.07, and all amounts deposited therein, with respect to which a separate REMIC election is to be made.

                  "REMIC II Regular Interest": Any of the separate non-certificated beneficial ownership interests in REMIC II issued hereunder and designated as a "regular interest" in REMIC II.

                  "REMIC III": The segregated pool of assets consisting of all of the REMIC II Regular Interests conveyed in trust to the Trustee for the benefit of REMIC IV, as holder of the REMIC IV Regular Interests, and the Class R-III residual interest pursuant to Section 2.07, and all amounts deposited therein, with respect to which a separate REMIC election is to be made.

                  "REMIC III. Regular Interest": Any of the separate non-certificated beneficial ownership interests in REMIC IV issued hereunder and designated as a "regular interest" in REMIC IV

                  "REMIC IV": The segregated pool of assets consisting of all of the REMIC III Regular Interests conveyed in trust to the Trustee for the benefit of REMIC V, as holder of the REMIC N Regular Interests, and the Class R-IV residual interest pursuant to Section 2.07, and all amounts deposited therein, with respect to which a separate REMIC election is to be made.

                  "REMIC IV Regular Interest": Any of the separate non-certificated beneficial ownership interests in REMIC IV issued hereunder and designated as a "regular interest" in REMIC IV

                  "REMIC V": The segregated pool of assets consisting of all of the REMIC IV Regular Interests conveyed in trust to the Trustee for the benefit of the Certificateholders pursuant to Section 2.09, the Class R-V residual interest and all amounts deposited therein, with respect to which a separate REMIC election is to be made.

                  "REMIC IV Accretion Directed Class": As set forth in the
Section 1.03 under the heading entitled "REMIC IV."

                  "REMIC Provisions": Provisions of the federal income tax law relating to real estate mortgage investment conduits, which appear at Section 860A through 860G of the Code, and related provisions, and proposed, temporary and final regulations and published rulings, notices and announcements promulgated thereunder, as the foregoing may be in effect from time to time.

                  "Remittance Report": A report in form mutually agreed to between the Trustee and the Servicer on a magnetic disk or tape or in electronic format prepared by the Servicer pursuant to Section 4.03 with such additions, deletions and modifications as agreed to by the Trustee and the Servicer.

                  "Rents from Real Property": With respect to any REO Property, gross income of the character described in Section 856(d) of the Code as being included in the term "rents from real property."

                  "REO Account": Each of the accounts maintained, or caused to be maintained, by the Servicer in respect of an REO Property pursuant to
Section 3.23.

                  "REO Disposition": The sale or other disposition of an REO Property on behalf of the Trust Fund.

                  "REO Imputed Interest": As to any REO Property, for any calendar month during which such REO Property was at any time part of the Trust Fund, one month's interest at the applicable Mortgage Rate on the Stated Principal Balance of such REO Property (or, in the case of the first such calendar month, of the related Mortgage Loan, if appropriate) as of the close of business on the Distribution Date in such calendar month.

                  "REO Principal Amortization": With respect to any REO Property, for any calendar month, the excess, if any, of (a) the aggregate of all amounts received in respect of such REO Property during such calendar month, whether in the form of rental income, sale proceeds (including, without limitation, that portion of the Termination Price paid in connection with a purchase of all of the Mortgage Loans and REO Properties pursuant to Section
9.01 that is allocable to such REO Property) or otherwise, net of any portion of such amounts (i) payable pursuant to Section 3.23(c) in respect of the proper operation, management and maintenance of such REO Property or (ii) payable or reimbursable to the Servicer pursuant to Section 3.23(d) for unpaid Servicing Fees in respect of the related Mortgage Loan and unreimbursed Servicing Advances and P&I Advances in respect of such REO Property or the related Mortgage Loan, over (b) the REO Imputed Interest in respect of such REO Property for such calendar month.

                  "REO Property": A Mortgaged Property acquired by the Servicer on behalf of the Trust Fund through foreclosure or deed-in-lieu of foreclosure, as described in Section 3.23.

                  "Request for Release": A release signed by a Servicing Officer, or in a mutually agreeable electronic format which will, in lieu of a signature on its face, originate from a Servicing Officer, in the form of Exhibit E-1 or Exhibit E-2 attached hereto.

                  "Required Net WAC Fund Deposit": With respect to any Distribution Date on which the excess of Triple Adjusted Net WAC over the weighted average Pass-Through Rates of the LIBOR Certificates is less than 0.25%, the excess, if any, of (i) the product of 0.50% and the aggregate Stated Principal Balance of the Mortgage Loans over (ii) the amount of funds on deposit in the Net WAC Fund prior to deposits thereto on such Distribution Date. With respect to any Distribution Date on which the related excess of Triple Adjusted Net WAC over the weighted average Pass-Through Rates of the LIBOR Certificates is equal to or greater than 0.25%, the excess, if any, of
(i) $5,000 over (ii) the amount of funds on deposit in the Net WAC Fund prior to deposits thereto on such Distribution Date. The Depositor shall cause the deposit of $5,000 to the Net WAC Fund on the Closing Date.

                  "Required Overcollateralized Amount": With respect to the first Distribution Date, $0.00 and any other Distribution Date (i) prior to the Stepdown Date, $15,004,019 (ii) on or after the Stepdown Date provided a Trigger Event is not in effect, the greater of (x) 3.50% of the Aggregate Collateral Balance as of the last day of the related Due Period and (y) $4,286,862 and (iii) on or after the Stepdown Date if a Trigger Event is in effect, the Required Overcollateralized Amount for the immediately preceding Distribution Date.

                  "Reserve Interest Rate": With respect to any Interest Determination Date, the rate per annum that the Trustee determines to be either (i) the arithmetic mean (rounded upwards if necessary to the nearest whole multiple of 1/16%) of the one-month U.S. dollar lending rates which New York City banks selected by the Trustee are quoting on the relevant Interest Determination Date to the principal London offices of leading banks in the London interbank market or (ii) in the event that the Trustee can determine no such arithmetic mean, the lowest one-month U.S. dollar lending rate which New York City banks selected by the Trustee are quoting on such Interest Determination Date to leading European banks.

                  "Residential Dwelling": Any one of the following: (i) an attached or detached one-family dwelling, (ii) a detached two- to four-family dwelling, (iii) a one-family dwelling unit in a condominium project, (iv) an attached or detached multifamily dwelling or (v) a detached one-family dwelling in a planned unit development, none of which is a co-operative, mobile or manufactured home (unless such mobile or manufactured home is treated as real property under applicable state law).

                  "Residual Certificates": As specified in the Preliminary Statement.

                  "Residual Interest": The sole class of "residual interests" in a REMIC within the meaning of Section 860G(a)(2) of the Code.

                  "Responsible Officer": When used with respect to the Trustee, the President, any vice president, any assistant vice president, the Secretary, any assistant secretary, the Treasurer, any assistant treasurer, any trust officer or assistant trust officer, the Controller and any assistant controller or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and, with respect to a particular matter, to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject.

                  "S&P": Standard and Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., or its successor in interest.

                  "Seller": DLJ Mortgage Capital, Inc., or its successor in interest, in its capacity as seller.

                  "Servicer": Fairbanks Capital Corp., or any successor servicer appointed as herein provided, in its capacity as servicer hereunder.

                  "Servicer Evaluation Trigger Date": Any date on which subsection (b) of the Servicer Termination Test occurs.

                  "Servicer Event of Default": One or more of the events described in Section 7.01(a).

                  "Servicer Performance Evaluation": The performance evaluation set forth in Section 3.27 herein.

                  "Servicer Prepayment Charge Payment Amount": The amounts payable by the Servicer in respect of any waived Prepayment Charges pursuant to Section 2.03(b)(ii).

                  "Servicer Remittance Date": With respect to any Distribution Date, 1:00 p.m. New York time on the second Business Day preceding such Distribution Date.

                  "Servicer Termination Test": With respect to any Distribution Date, the Servicer will fail the Servicer Termination Test if (a) the Servicer fails the Servicer Performance Evaluation as set forth in Section
3.27 herein and (b) the Realized Loss Percentage for the Mortgage Loans exceeds the applicable percentages set forth below with respect to such Distribution Date:

        Distribution Date Occurring In                    Percentage
        June 2002 through May 2004                           2.50%
        June 2004 through May 2005                           3.00%
        June 2005 through May 2006                           3.50%
        June 2006 and thereafter                             4.50%

                  "Servicing Account": The account or accounts created and maintained pursuant to Section 3.09.

                  "Servicing Advances": The reasonable "out-of-pocket" costs and expenses incurred by the Servicer in the performance of its servicing obligations (including the reasonable fees of counsel) in connection with a default, delinquency or other unanticipated event, including, but not limited to, the cost of (i) the inspection, preservation, restoration and protection of a Mortgaged Property, (ii) any enforcement or judicial proceedings, including foreclosures, in respect of a particular Mortgage Loan, (iii) the management (including reasonable fees in connection therewith) and liquidation of any REO Property and (iv) the performance of its obligations under Section 3.01, Section 3.09, Section 3.14, Section 3.16 and Section 3.23. The Servicer shall not be required to make any Nonrecoverable Servicing Advances.

                  "Servicing Fee": With respect to each Mortgage Loan and for any calendar month, an amount equal to one month's interest (or in the event of any payment of interest which accompanies a Principal Prepayment in full made by the Mortgagor during such calendar month, interest for the number of days covered by such payment of interest) at the Servicing Fee Rate on the same principal amount on which interest on such Mortgage Loan accrues for such calendar month. A portion of such Servicing Fee may be retained by any Sub-Servicer as its servicing compensation.

                  "Servicing Fee Rate":  0.50% per annum.

                  "Servicing File": With respect to each Mortgage Loan, the Servicing File for such Mortgage Loan shall consist of copies of each item required to be in the Mortgage File (for the avoidance of doubt, the original of each such document shall be maintained in the Mortgage File for such Mortgage Loan unless otherwise permitted to be released in accordance with this Agreement) and the following documents:

                  (i)      Residential loan application.

                  (ii)     Mortgage Loan closing statement.

                  (iii)    Verification of employment and income, if applicable.

                  (iv) Verification of acceptable evidence of source and amount of downpayment.

                  (v)      Credit report on Mortgagor.

                  (vi)     Residential appraisal report.

                  (vii)    Photograph of the Mortgaged Property.

                  (viii)   Survey of the Mortgaged Property.

                  (ix) Copy of each instrument necessary to complete identification of any exception set forth in the exception schedule in the title policy, i.e., map or plat, restrictions, easements, sewer agreements, home association declarations, etc.

                  (x)      All required disclosure statements.

                  (xi) If required in an appraisal, termite report, structural engineer's report, water potability and septic certification.

                  (xii)    Sales Contract, if applicable.


                  "Servicing Officer": Any employee of the Servicer involved in, or responsible for, the administration and servicing of the Mortgage Loans, whose name and specimen signature appear on a list of Servicing Officers furnished by the Servicer to the Trustee and the Depositor on the Closing Date, as such list may from time to time be amended.

                  "Single Certificate": With respect to any Class of Certificates (other than the Class P Certificates and the Residual Certificates), a hypothetical Certificate of such Class evidencing a Percentage Interest for such Class corresponding to an initial Certificate Principal Balance or Notional Amount of $1,000. With respect to the Class P Certificates and the Residual Certificates, a hypothetical Certificate of such Class evidencing a 20% Percentage Interest in such Class.

                  "Startup Day": With respect to each of REMIC I, REMIC II and REMIC III, the day designated as such pursuant to Section 10.01(b) hereof.

                  "Stated Principal Balance": With respect to any Mortgage
Loan: (a) as of any date of determination up to but not including the Distribution Date on which the proceeds, if any, of a Liquidation Event with respect to such Mortgage Loan would be distributed, the principal balance of such Mortgage Loan as of the Cut-off Date, as shown in the Mortgage Loan Schedule, minus the sum of (i) the principal portion of each Monthly Payment due on a Due Date subsequent to the Cut-off Date, to the extent received from the Mortgagor or advanced by the Servicer and distributed pursuant to Section
4.01 on or before such date of determination, (ii) all Principal Prepayments received after the Cut-off Date, to the extent distributed pursuant to Section
4.01 on or before such date of determination, (iii) all Liquidation Proceeds and Insurance Proceeds applied by the Servicer as recoveries of principal in accordance with the provisions of Section 3.16, to the extent distributed pursuant to Section 4.01 on or before such date of determination and (iv) any Realized Loss incurred with respect thereto as a result of a Deficient Valuation made during or prior to the Prepayment Period for the most recent Distribution Date coinciding with or preceding such date of determination; and
(b) as of any date of determination coinciding with or subsequent to the Distribution Date on which the proceeds, if any, of a Liquidation Event with respect to such Mortgage Loan would be distributed, zero. With respect to any REO Property: (a) as of any date of determination up to but not including the Distribution Date on which the proceeds, if any, of a Liquidation Event with respect to such REO Property would be distributed, an amount (not less than zero) equal to the Stated Principal Balance of the related Mortgage Loan as of the date on which such REO Property was acquired on behalf of the Trust Fund, minus the sum of (i) if such REO Property was acquired before the Distribution Date in any calendar month, the principal portion of the Monthly Payment due on the Due Date in the calendar month of acquisition, to the extent advanced by the Servicer and distributed pursuant to Section 4.01 on or before such date of determination, and (ii) the aggregate amount of REO Principal Amortization in respect of such REO Property for all previously ended calendar months, to the extent distributed pursuant to Section 4.01 on or before such date of determination; and (b) as of any date of determination coinciding with or subsequent to the Distribution Date on which the proceeds, if any, of a Liquidation Event with respect to such REO Property would be distributed, zero.

                  "Stepdown Date": The earlier to occur of (1) the Distribution Date on which the aggregate Certificate Principal Balance of the Class A Certificates has been reduced to zero and (2) the later to occur of
(x) the Distribution Date occurring in June 2005 and (y) the first Distribution Date on which the Credit Enhancement Percentage is greater than 36.50%.

                  "Strip Amount": With respect to any Distribution Date on or prior to the Distribution Date in November 2004, the product of 0.2175% per annum and the Scheduled Notional Amount indicated on Schedule II to the Yield Maintenance Agreement for that Distribution Date, and after the Distribution Date in November 2004, zero.

                  "Strip Amount Rate": With respect to any Distribution Date on or prior to the Distribution Date in November 2004, the Strip Amount for that Distribution Date multiplied by a fraction, the numerator of which is twelve and the denominator of which is the aggregate outstanding Principal Balance of the Mortgage Loans as of the first day of the related Due Period. Notwithstanding anything to the contrary herein, the Strip Amount Rate shall be adjusted to be an effective rate reflecting accrued interest calculated on the basis of a 360-day year and the actual number of days elapsed.

                  "Subgroup":  Either Subgroup 1 or Subgroup 2, as applicable.

                  "Subgroup 1": Those certain Mortgage Loans identified as belonging to Subgroup 1 on the Mortgage Loan Schedule.

                  "Subgroup 2": Those certain Mortgage Loans identified as belonging to Subgroup 2 on the Mortgage Loan Schedule.

                  "Subordinated Offered Certificates": As specified in the Preliminary Statement.

                  "Subsequent Mortgage Loan": Any Mortgage Loan other than an Initial Mortgage Loan conveyed to the Trust Fund pursuant to Section 2.01 hereof and to a Subsequent Transfer Agreement, which Mortgage Loan shall be listed on the revised Mortgage Loan Schedule delivered pursuant to this Agreement and on Schedule A to such Subsequent Transfer Agreement. When used with respect to a single Subsequent Transfer Date, Subsequent Mortgage Loan shall mean a Subsequent Mortgage Loan conveyed to the Trust on that Subsequent Transfer Date.

                  "Subsequent Transfer Agreement": A Subsequent Transfer Agreement substantially in the form of Exhibit H hereto, executed and delivered by the Depositor, the Servicer and the Trustee as provided in
Section 2.01 hereof.

                  "Subsequent Transfer Date": For any Subsequent Transfer Agreement, the date the related Subsequent Mortgage Loans are transferred to the Trust pursuant to the related Subsequent Transfer Agreement and this Agreement.

                  "Sub-Servicer": Any Person with which the Servicer has entered into a Sub-Servicing Agreement and which meets the qualifications of a Sub-Servicer pursuant to Section 3.02.

                  "Sub-Servicing Account": An account established by a Sub-Servicer which meets the requirements set forth in Section 3.08 and is otherwise acceptable to the Servicer.

                  "Sub-Servicing Agreement": The written contract between the Servicer and a Sub-Servicer relating to servicing and administration of certain Mortgage Loans as provided in Section 3.02.

                  "Substitution Shortfall Amount": As defined in Section
2.03(c).

                  "Tax Returns": Each federal income tax return on Internal Revenue Service Form 1066, U.S. Real Estate Mortgage Investment Conduit Income Tax Return, including Schedule Q thereto, Quarterly Notice to Residual Interest Holders of REMIC Taxable Income or Net Loss Allocation, or any successor forms, to be filed on behalf of the Trust Fund due to its classification as multiple REMICs under the REMIC Provisions, together with any and all other information reports or returns that may be required to be furnished to the Certificateholders or filed with the Internal Revenue Service or any other governmental taxing authority under any applicable provisions of federal, state or local tax laws.

                  "Telerate Page 3750": The display designated as page "3750" on the Dow Jones Telerate Capital Markets Report (or such other page as may replace page 3750 on that report for the purpose of displaying London interbank offered rates of major banks).

                  "Termination Payment": As defined in the Yield Maintenance Agreement.

                  "Termination Price": As defined in Section 9.01.

                  "Transfer": Any direct or indirect transfer, sale, pledge, hypothecation, or other form of assignment of any Ownership Interest in a Certificate.

                  "Transferee": Any Person who is acquiring by Transfer any Ownership Interest in a Certificate.

                  "Transferor": Any Person who is disposing by Transfer of any Ownership Interest in a Certificate.

                  "Trigger Event": A Trigger Event has occurred with respect to any Distribution Date if (i) the Delinquency Percentage exceeds 40% of the Credit Enhancement Percentage or (ii) the cumulative Realized Losses as a percentage of the aggregate principal balance of the Mortgage Loans as of the last day of the previous calendar month is greater than the percentage set forth in the following table:

                  ------------------------------------ ------------------------
                    Range of Distribution Dates               Percentage
                  ------------------------------------ ------------------------
                       June 2005 - May 2006                        3.00%
                  ------------------------------------ ------------------------
                       June 2006 - May 2007                        4.75%
                  ------------------------------------ ------------------------
                       June 2007 - May 2008                        6.00%
                  ------------------------------------ ------------------------
                       June 2008 - May 2009                        6.50%
                  ------------------------------------ ------------------------
                       June 2009 and thereafter                    6.75%
                  ------------------------------------ ------------------------

The percentages set forth in the table above are the percentages applicable for the first Distribution Date in the corresponding range of Distribution Dates. The percentage for each succeeding Distribution Date in a range increases incrementally by 1/12 of the positive difference between the percentage applicable to the first Distribution Date in that range and the percentage applicable to the first Distribution Date in the succeeding range.

                  "Triple Adjusted Net WAC": As to any Distribution Date, will be a per annum rate equal to (a) the Double Adjusted Net WAC less (b) the Current Interest for the Class B-IO Certificate for such date multiplied by a fraction, the numerator of which is twelve and the denominator is the Aggregate Collateral Balance as of the first day of the related Due Period. This rate will be adjusted to correspond with the day counting convention used for the applicable

Class of Certificates. For federal income tax purposes, a per annum rate equal to the weighted average of the Class T3-A Regular Interest and the Class T3-B Regular Interest where the Class T3-A Regular Interest has a rate equal to Double Net WAC, and the Class T3-B has a rate equal to (i) from the Closing Date to May 15, 2004, Double Net WAC minus 3.50% (but in no case less than 0%), and (ii) thereafter, Net WAC.

                  "Trust": Asset Backed Securities Corporation Home Equity Loan Trust 2002-HE2, Series 2002-HE2, the trust created under this Agreement.

                  "Trust Fund": The corpus of the trust created hereunder consisting of (i) the Mortgage Loans and all interest and principal received on or with respect thereto after the related Cut-off Date, other than such amounts which were due on the Mortgage Loans on or before the related Cut-off Date; (ii) the Collection Account, the Distribution Account, the Pre-Funding Account and the Net WAC Fund and all amounts deposited therein pursuant to the applicable provisions of this Agreement (including, without limitation, amounts received from the Seller on the Closing Date which shall be deposited by the Trustee in the Collection Account pursuant to Section 2.01); (iii) the Depositor's rights under each Mortgage Loan Purchase Agreement, the Assignment and Assumption Agreement and each Reconstitution Agreement, (iv) the Trust's rights under the Yield Maintenance Agreement; (v) property that secured a Mortgage Loan and has been acquired by foreclosure, deed-in-lieu of foreclosure or otherwise; and (vi) all proceeds of the conversion, voluntary or involuntary, of any of the foregoing.

                  "Trustee": Wells Fargo Bank Minnesota, N.A., a national banking association, not in its individual capacity, but solely in its capacity as Trustee for the benefit of the Certificateholders under this Agreement, or its successor in interest, or any successor trustee appointed as herein provided.

                  "Underwriters": Credit Suisse First Boston Corporation, J.P. Morgan Securities Inc. and Countrywide Securities Corporation.

                  "Uninsured Cause": Any cause of damage to a Mortgaged Property such that the complete restoration of such property is not fully reimbursable by the hazard insurance policies required to be maintained pursuant to Section 3.14.

                  "United States Person": A citizen or resident of the United States, a corporation, partnership or other entity created or organized in, or under the laws of, the United States, or any State thereof or the District of Columbia (except, in the case of a partnership, to the extent provided in regulations) or an estate whose income is subject to United States federal income tax regardless of its source, or a trust if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more United States persons have the authority to control all substantial decisions of the trust. To the extent prescribed in regulations by the Secretary of the Treasury, which have not yet been issued, a trust which was in existence on September 20, 1996 (other than a trust treated as owned by the grantor under subpart E of part I of subchapter J of chapter 1 of the
Code), and which was treated as a United States person on September 20, 1996 may elect to continue to be treated as a United States person notwithstanding the previous sentence. The term "United States" shall have the meaning set forth in Section 7701 of the Code.

                  "Unpaid Interest Shortfall Amount": With respect to any Distribution Date and any Class of Offered Certificates, the sum of (i) the amount, if any, by which (a) the Accrued Certificate Interest for such Class of Certificates as of the immediately preceding Distribution Date exceeded (b) the actual amount distributed on such Class of Certificates in respect of interest on such immediately preceding Distribution Date and (ii) the amount of any Unpaid Interest Shortfall Amount for such Class of Certificates remaining unpaid from the previous Distribution Date, plus accrued interest on such sum calculated at the related Pass-Through Rate for the most recently ended Interest Accrual Period such amount remained outstanding.

                  "Unpaid Realized Loss Amount": With respect to any Class of Subordinated Offered Certificates and as to any Distribution Date, the excess of (i) Applied Realized Loss Amounts with respect to that Class over (ii) the sum of all distributions in reduction of Applied Realized Loss Amounts on all previous Distribution Dates. Any amounts distributed to a Class of Subordinated Offered Certificates in respect of any Unpaid Realized Loss Amount will not be applied to reduce the Certificate Principal Balance of that Class.

                  "Value": With respect to any Mortgaged Property related to a Mortgage Loan, the lesser of (i) the lesser of (a) the value thereof as determined by an appraisal made for the Originator of the Mortgage Loan at the time of origination of the Mortgage Loan by an appraiser who met the minimum requirements of Fannie Mae and Freddie Mac and (b) the value thereof as determined by a review appraisal conducted by the Originator in the event any such review appraisal determines an appraised value more than ten percent lower than the value thereof as determined by the appraisal referred to in clause (i)(a) above in the case of a Mortgage Loan with an LTV less than or equal to 80%, or more than five percent lower than the value thereof as determined by the appraisal referred to in clause (i)(a) above, in the case of a Mortgage Loan with an LTV greater than 80%, as determined by an appraisal referred to in clause (i)(a), and (ii) the purchase price paid for the related Mortgaged Property by the Mortgagor with the proceeds of the Mortgage Loan, provided, however, (A) in the case of a Refinanced Mortgage Loan, such value of the Mortgaged Property is based solely upon the lesser of (1) the value determined by an appraisal made for the originator of such Refinanced Mortgage Loan at the time of origination of such Refinanced Mortgage Loan by an appraiser who met the minimum requirements of Fannie Mae and Freddie Mac and
(2) the value thereof as determined by a review appraisal conducted by the Originator in the event any such review appraisal determines an appraised value more than ten percent lower than the value thereof as determined by the appraisal referred to in clause (ii)(A)(1) above, in the case of a Mortgage Loan with an LTV less than or equal to 80%, or more than five percent lower than the value thereof as determined by the appraisal referred to in clause
(ii)(a)(1) above, in the case of a Mortgage Loan with an LTV greater than 80%, as determined by the appraisal referred to in clause (ii)(A)(1) and (B) in the case of a Mortgage Loan originated in connection with a "lease-option purchase", such value of the Mortgaged Property is based on the lower of the value determined by an appraisal made for the Originator of such Mortgage Loan at the time or origination or the sale price of such Mortgaged Property if the "lease option purchase price" was set less than 12 months prior to origination, and is based on the value determined by an appraisal made for the originator of such Mortgage Loan at the time of origination if the "lease option purchase price" was set 12 months or more prior to origination.

                  "Voting Rights": The portion of the voting rights of all of the Certificates which is allocated to any Certificate. With respect to any date of determination, 95% of all voting rights will be allocated among all Holders of the Offered Certificates, other than the Class A-IO Certificates, in proportion to their then outstanding Certificate Principal Balances, 1% of all voting rights will be allocated among the Holders of the Class X Certificates; 1% of all voting rights will be allocated among the Holders of the Class A-IO Certificates; 1% of all voting rights will be allocated among the Holders of the Class B-IO Certificates;1% of all voting rights will be allocated among the Holders of the Class P Certificates, and 1% of all voting rights will be allocated among Holders of the Residual Certificates, in each case in proportion to the Percentage Interests evidenced by their respective Certificates.

                  "Yield Maintenance Agreement": The interest rate yield maintenance agreement consisting of the ISDA Master Agreement and the Schedule dated as of the Closing Date and the Confirmation thereto, between the Trustee on behalf of the Trust and the Counterparty, as such agreement may be amended and supplemented in accordance with its terms and any replacement interest yield maintenance agreement acceptable to the Depositor and the Trustee.

                  SECTION 1.02.  Allocation of Certain Interest Shortfalls.

                  For purposes of calculating the amount of Accrued Certificate Interest for the Class A Certificates, the A-IO Certificates, the Subordinated Certificates and the Class X Certificates for any Distribution Date, the aggregate amount of any Prepayment Interest Shortfalls (to the extent not covered by payments by the Servicer pursuant to Section 3.24) and any Relief Act Interest Shortfall incurred in respect of the Mortgage Loans for any Distribution Date shall be allocated to the Class X Certificates in reduction of the Class X Distribution Amount and thereafter, among the Class A Certificates, Class A-IO Certificates and the other Classes of Subordinated Certificates on a pro rata basis based on, and to the extent of, one month's interest at the then applicable respective Pass-Through Rate on the respective Certificate Principal Balance or Notional Amount of each such Certificate.

                  SECTION 1.03. Designation of Interests in REMIC

                  The Trustee shall elect that each of REMIC I, REMIC II, REMIC III, REMIC IV and REMIC V shall be treated as a REMIC under Section 860D of the Code. Any inconsistencies or ambiguities in this Agreement or in the administration of this Agreement shall be resolved in a manner that preserves the validity of such REMIC elections. The assets of REMIC I shall include the Mortgage Loans, the accounts (other than the Net WAC Fund and the Pre-Funding Account), any REO Property, and any proceeds of the foregoing. The REMIC I Regular Interests shall constitute the assets of REMIC II. The REMIC II Regular Interests shall constitute the assets of REMIC III. The REMIC III Regular Interests shall constitute the assets of REMIC IV. The REMIC IV Regular Interests shall constitute the assets of REMIC V.

         REMIC I:

                  The REMIC I Regular Interests shall have the following principal balances, and the pass-through rates in the manner set forth in the following table:


                        Initial              Initial                                            Rate          Notional Balance
      REMIC            Interests             Interest               Corresponding              Change          of the Interest
    Interest            Balance                Rate               REMIC II Interest             Date            Rate Swap(1)
    --------           ----------            --------             -----------------            -------        -----------------
T1-A                      (2)                Net WAC               T2-A                          N/A                  N/A
T1-SA(1)                 4,000,000.00        Net WAC               T2-SA-IO(1)                   6/15/2002          171,400,000.00
T1-SA(2)                 3,900,000.00        Net WAC               T2-SA-IO(2)                   7/15/2002          167,400,000.00
T1-SA(3)                 3,800,000.00        Net WAC               T2-SA-IO(3)                   8/15/2002          163,500,000.00
T1-SA(4)                 3,700,000.00        Net WAC               T2-SA-IO(4)                   9/15/2002          159,700,000.00
T1-SA(5)                 3,600,000.00        Net WAC               T2-SA-IO(5)                  10/15/2002          156,000,000.00
T1-SA(6)                 3,500,000.00        Net WAC               T2-SA-IO(6)                  11/15/2002          152,400,000.00
T1-SA(7)                 3,500,000.00        Net WAC               T2-SA-IO(7)                  12/15/2002          148,900,000.00
T1-SA(8)                 3,300,000.00        Net WAC               T2-SA-IO(8)                   1/15/2003          145,400,000.00
T1-SA(9)                 3,300,000.00        Net WAC               T2-SA-IO(9)                   2/15/2003          142,100,000.00
T1-SA(10)                3,300,000.00        Net WAC               T2-SA-IO(10)                  3/15/2003          138,800,000.00
T1-SA(11)                3,100,000.00        Net WAC               T2-SA-IO(11)                  4/15/2003          135,500,000.00
T1-SA(12)                3,100,000.00        Net WAC               T2-SA-IO(12)                  5/15/2003          132,400,000.00
T1-SA(13)                3,000,000.00        Net WAC               T2-SA-IO(13)                  6/15/2003          129,300,000.00
T1-SA(14)                2,900,000.00        Net WAC               T2-SA-IO(14)                  7/15/2003          126,300,000.00
T1-SA(15)                2,900,000.00        Net WAC               T2-SA-IO(15)                  8/15/2003          123,400,000.00
T1-SA(16)                2,800,000.00        Net WAC               T2-SA-IO(16)                  9/15/2003          120,500,000.00
T1-SA(17)                2,700,000.00        Net WAC               T2-SA-IO(17)                 10/15/2003          117,700,000.00
T1-SA(18)                2,700,000.00        Net WAC               T2-SA-IO(18)                 11/15/2003          115,000,000.00
T1-SA(19)                2,600,000.00        Net WAC               T2-SA-IO(19)                 12/15/2003          112,300,000.00
T1-SA(20)                2,600,000.00        Net WAC               T2-SA-IO(20)                  1/15/2004          109,700,000.00
T1-SA(21)                2,500,000.00        Net WAC               T2-SA-IO(21)                  2/15/2004          107,100,000.00
T1-SA(22)                2,400,000.00        Net WAC               T2-SA-IO(22)                  3/15/2004          104,600,000.00
T1-SA(23)                2,400,000.00        Net WAC               T2-SA-IO(23)                  4/15/2004          102,200,000.00
T1-SA(24)                2,300,000.00        Net WAC               T2-SA-IO(24)                  5/15/2004           99,800,000.00
T1-SA(25)                2,300,000.00        Net WAC               T2-SA-IO(25)                  6/15/2004           97,500,000.00
T1-SA(26)                2,200,000.00        Net WAC               T2-SA-IO(26)                  7/15/2004           95,200,000.00
T1-SA(27)                2,100,000.00        Net WAC               T2-SA-IO(27)                  8/15/2004           93,000,000.00
T1-SA(28)                2,100,000.00        Net WAC               T2-SA-IO(28)                  9/15/2004           90,900,000.00
T1-SA(29)                2,100,000.00        Net WAC               T2-SA-IO(29)                 10/15/2004           88,800,000.00
T1-SA(30)               86,700,000.00        Net WAC               T2-SA-IO(30)                 11/15/2004           86,700,000.00
T1-P                      $100                    (3)              N/A                          N/A                  N/A



         (1) For the period between the Rate Change Date for the T1-SA Regular Interest with a numerical domination one less than said T1-SA Regular Interest (or in the case of the T1-SA(1), the Closing Date) and the Rate Change Date for the said T1-SA Regular Interest.

         (2) Pool Principal Balance less the Class of the Class T1-SA Regular Interests.

         (3) The Class T1-P Interests will not be entitled to payments of interest, but will be entitled to all Prepayment Charges received in respect of the Mortgage Loans.

On each Distribution Date, all Realized Losses and all payments of principal will be allocated to the Class T1-A until such Class is reduced to zero. After the Class T1-A is reduced to zero, all

Realized Losses and all payments of principal will be allocated to the outstanding Class of the Class T1-SA with the lowest numerical denomination until such Class is reduced to zero.

         REMIC II:

                  The REMIC II Regular Interests shall have the following principal balances, and the pass-through rates in the manner set forth in the following table:

                         Initial              Initial                                            Rate
      REMIC             Interests             Interest               Corresponding              Change        Notional Balance of
     Interest            Balance                Rate               REMIC II Interest             Date             the A-IO(1)
    ---------           ----------            ---------            -----------------            --------      ---------------------
T2-A                       (2)            Adjusted Net WAC          N/A                           N/A                   N/A
T2-SB(1)               112,180,000        Adjusted Net WAC          T3-SB-IO(1)                   6/15/2002               2,780,000
T2-SB(2)               109,400,000        Adjusted Net WAC          T3-SB-IO(2)                   7/15/2002               2,800,000
T2-SB(3)               106,600,000        Adjusted Net WAC          T3-SB-IO(3)                   8/15/2002               2,700,000
T2-SB(4)               103,900,000        Adjusted Net WAC          T3-SB-IO(4)                   9/15/2002               2,700,000
T2-SB(5)               101,200,000        Adjusted Net WAC          T3-SB-IO(5)                  10/15/2002               2,500,000
T2-SB(6)                98,700,000        Adjusted Net WAC          T3-SB-IO(6)                  11/15/2002               2,500,000
T2-SB(7)                96,200,000        Adjusted Net WAC          T3-SB-IO(7)                  12/15/2002               2,500,000
T2-SB(8)                93,700,000        Adjusted Net WAC          T3-SB-IO(8)                   1/15/2003               2,400,000
T2-SB(9)                91,300,000        Adjusted Net WAC          T3-SB-IO(9)                   2/15/2003               2,300,000
T2-SB(10)               89,000,000        Adjusted Net WAC          T3-SB-IO(10)                  3/15/2003               2,300,000
T2-SB(11)               86,700,000        Adjusted Net WAC          T3-SB-IO(11)                  4/15/2003               2,100,000
T2-SB(12)               84,600,000        Adjusted Net WAC          T3-SB-IO(12)                  5/15/2003               2,200,000
T2-SB(13)               82,400,000        Adjusted Net WAC          T3-SB-IO(13)                  6/15/2003               2,100,000
T2-SB(14)               80,300,000        Adjusted Net WAC          T3-SB-IO(14)                  7/15/2003               2,100,000
T2-SB(15)               78,200,000        Adjusted Net WAC          T3-SB-IO(15)                  8/15/2003               2,000,000
T2-SB(16)               76,200,000        Adjusted Net WAC          T3-SB-IO(16)                  9/15/2003               1,800,000
T2-SB(17)               74,400,000        Adjusted Net WAC          T3-SB-IO(17)                 10/15/2003               2,000,000
T2-SB(18)               72,400,000        Adjusted Net WAC          T3-SB-IO(18)                 11/15/2003               1,800,000
T2-SB(19)               70,600,000        Adjusted Net WAC          T3-SB-IO(19)                 12/15/2003               1,800,000
T2-SB(20)               68,800,000        Adjusted Net WAC          T3-SB-IO(20)                  1/15/2004               1,700,000
T2-SB(21)               67,100,000        Adjusted Net WAC          T3-SB-IO(21)                  2/15/2004               1,800,000
T2-SB(22)               65,300,000        Adjusted Net WAC          T3-SB-IO(22)                  3/15/2004               1,600,000
T2-SB(23)               63,700,000        Adjusted Net WAC          T3-SB-IO(23)                  4/15/2004               1,600,000
T2-SB(24)               62,100,000        Adjusted Net WAC          T3-SB-IO(24)                  5/15/2004               1,600,000
T2-SB(25)               60,500,000        Adjusted Net WAC          T3-SB-IO(25)                  6/15/2004               1,600,000
T2-SB(26)               58,900,000        Adjusted Net WAC          T3-SB-IO(26)                  7/15/2004               1,500,000
T2-SB(27)               57,400,000        Adjusted Net WAC          T3-SB-IO(27)                  8/15/2004               1,400,000
T2-SB(28)               56,000,000        Adjusted Net WAC          T3-SB-IO(28)                  9/15/2004               1,500,000
T2-SB(29)               54,500,000        Adjusted Net WAC          T3-SB-IO(29)                 10/15/2004               1,300,000
T2-SB(30)               53,200,000        Adjusted Net WAC          T3-SB-IO(30)                 11/15/2004              53,200,000
T2-SAIO                    (3)                  (3)                          (3)                        N/A                     N/A
T2-P                      $100                  (4)                          T3-P                       N/A                     N/A


         (1) For the period between the Rate Change Date for the T2-SB Regular Interest with a numerical domination one less than such T2-SB Regular Interest (or in the case of the T2-SB(1) Regular Interest, the Closing Date) and the Rate Change Date for such T2-SB Regular Interest.

         (2) Principal balance equal to the REMIC I Regular Interests less the balance of the T2-SB Regular Interest, and the T2-P Regular Interest.

         (3) The T2-SAIO will represent 30 REMIC regular interests numbered (1) through (30). Each will have a rate equal to, from the Closing Date through each respective Rate Change Date, 0.2175%, and thereafter, 0%.

         (4) The Class T2-P Interests will not be entitled to payments of interest, but will be entitled to all Prepayment Charges received in respect of the Mortgage Loans. For federal income tax purposes, the Class T2-P will represent 100% of the interest of the Class T1-P.

On each Distribution Date, all Realized Losses and all payments of principal will be allocated to the Class T2-A until such Class is reduced to zero. After the Class T2-A is reduced to zero, all Realized Losses and all payments of principal will be made to the outstanding Class of the Class T2-SB Regular Interests with the lowest numerical denomination until such Class is reduced to zero.

         REMIC III:

                  The REMIC III Regular Interests shall have the following principal balances, and pass-through rates in the manner set forth in the following table:

         REMIC                     Initial                      Interest
       Interests                   Balance                        Rate
         T3-A                         (1)                   Double Adjusted
                                                                Net WAC
         T3-B                    $70,000,000                Double Adjusted
                                                                Net WAC
         T3-SA                        (2)                         (2)
        T3-AIO                        (3)                         (3)
         T3-P                        $100                         (4)

         (1) The principal balance is equal to the principal balance of all REMIC II Regular Interest less the principal balance of the Class T3-B Regular Interest and the Class T3-P Regular Interest.

         (2) The Class T3-SA will not have a principal balance, but will be entitled to receive 100% of the interest of all of the Class T2-SAIO.

         (3) The T3-AIO will represent 30 REMIC regular interests numbered (1) through (30). Each will have a rate equal to from the Closing Date through each respective Rate Change Date, 6.50%, and thereafter, 0%.

         (4) The Class T3-P Interests will not be entitled to payments of interest, but will be entitled to all Prepayment Penalties received in respect of the Mortgage Loans. For federal income tax purposes, the T3-P will be entitle to 100% of the payments received from the T2-P regular interest.

On each Distribution Date, all Realized Losses all payments of principal will be allocated to the Class T3-A until such class is reduced to zero. After the Class T3-A is reduced to zero, all Realized Losses and payments of principal will be allocated to the Class T3-B until such Class is reduced to zero.

         REMIC IV:

                  The REMIC IV Regular Interests, each of which (expect for the Class R-IV Interests) is hereby designated a regular interest in REMIC IV, shall have the following principal balances, pass-through rates and Corresponding Classes of Certificates in the manner set forth in the following table:

                                                                                                Corresponding
               REMIC                       Initial                     Interest                Class of Master
             Interests                     Balance                       Rate                  REMIC Interest
             T4-A1 (1)        1/2 Corresponding Class         Triple Adjusted Net WAC               A1
                                 balance
             T4-A2 (1)        1/2 Corresponding Class         Triple Adjusted Net WAC               A2
                                 balance
             T4-M1(1)         1/2 Corresponding Class         Triple Adjusted Net WAC               M1
                                 balance
             T4-M2(1)         1/2 Corresponding Class         Triple Adjusted Net WAC               M2
                                 balance
              T4-B(1)         1/2 Corresponding Class         Triple Adjusted Net WAC                B
                                 balance
               T4-P              100                                     (2)                          P
        T4-Accrual Interest   1/2 Pool Principal Balance      Triple Adjusted Net WAC               N/A
                                 plus1/2the
                                 Overcollateralized Amount
                                 less $100
              T4-A-IO                        (3)                         (3)                         N/A
              T4-B-IO                        (4)                         (4)                         N/A
          T4-Strip Amount                    (5)                         (5)                         N/A
               R-IV                          N/A                         N/A                         N/A



         (1)      The REMIC IV Accretion Directed Class.

         (2) The Class T4-P Interests will not be entitled to payments of interest, but will be entitled to all Prepayment Charges received in respect of the Mortgage Loans. For federal income tax purposes, the Class T4-P will be entitle to 100% of all payments received by the Class T3-P Regular Interest.

         (3) The Class T4-A-IO Interest will have a notional balance equal to the notional balance of the T3-A-IO Interest.

         (4) The Class T4-B-IO will not have a principal balance, but will have a notional balance equal to the principal balance of the T3-B Regular Interest, and a Pass-

                  Through Rate equal to: (a) from the Closing Date through the Rate Change Date, 3.50%, and thereafter, 0%.

         (5) The Class T4-Strip Amount will not have a principal balance, but will receive 100% of the interest from the Class T3-SA.

                  On each Distribution Date, 50% of the increase in the Overcollateralized Amount will be payable as a reduction of the principal balances of the REMIC IV Accretion Directed Classes (each such Class will be reduced by an amount equal to 50% of any increase in the Overcollateralized Amount that is attributable to a reduction in the principal balance of its Corresponding Class) and will be accrued and added to the principal balance of the T-4 Accrual Interest. On each Distribution Date, the increase in the principal balance of the T-4 Accrual Interest may not exceed interest accruals for such Distribution Date for the T-4 Accrual Interest.

                  In the event that: (i) 50% of the increase in the Overcollateralized Amount exceeds (ii) interest accruals on the T-4 Accrual Interest for such Distribution Date, the excess for such Distribution Date (accumulated with all such excesses for all prior Distribution Dates) will be added to any increase in the Overcollateralized Amount for purposes of determining the amount of interest accrual on the T-4 Accrual Interest payable as principal on the REMIC IV Accretion Directed Class on the next Distribution Date pursuant to the first sentence of this paragraph. All payments of principal generated by the Mortgage Loans shall be allocated 50% to the T-4 Accrual Interest, and 50% to the REMIC IV Accretion Directed Classes (in an amount equal to 50% of the principal amounts allocated to their respective Corresponding Classes), until paid in full. Notwithstanding the above, principal payments allocated to the Class X Certificates that result in the reduction in the Overcollateralized Amount shall be allocated to the T-4 Accrual Interest (until paid in full). Realized losses shall be applied so that after all distributions have been made on each Distribution Date (i) the principal balances of each of the REMIC IV Accretion Directed Class is equal to 50% of the principal balance of its respective Corresponding Class, and
(ii) the T-4 Accrual Interest is equal to 50% of the aggregate principal balance of the Mortgage Pool plus 50% of the Overcollateralized Amount.

         REMIC V:

                  The following table sets forth characteristics of the Certificates, each of which, except for the Class R Certificates, is hereby designated as a "regular interest" in the REMIC V:



                                            Original Certificate
                                                  Principal                              Pass-Through
                                                   Balance                                   Rate
      Class A1                                  $357,948,000                                 (1)
      Class A2                                  $357,948,000                                 (1)
      Class A-IO                                     (2)                                     (2)
      Class M1                                   $62,161,000                                 (1)
      Class M2                                   $45,020,000                                 (1)
      Class B                                    $34,295,390                                 (1)
      Class B-IO                                     (3)                                     (3)
      Class X                                        (4)                                     (4)
      Class P                                       $100                                     (5)




                                      46

      Strip Amount                                   (6)                                     (6)
      Class R (7)                                    N/A                                     N/A


         (1) The lesser of the related Formula Rate and Triple Adjusted Net WAC. Any entitlement to Net WAC Carryover Amounts will not be an obligation of any REMIC created hereunder.

         (2) The Class A-IO Certificates will be entitled to 100% of the interest distributions in respect of the Class T4-A-IO Interests.

         (3) The Class B-IO Certificates will be entitled to 100% of the interest distributions in respect of the Class T4-B-IO Interests.

         (4) The Class X Certificates will have a notional balance equal to the aggregate Stated Principal Balance of the Mortgage Loans. The Pass-Through Rate in respect of the Class X Certificates will be the excess of: (i) Triple Adjusted Net WAC over (ii) the product of: (A) two and (B) the weighted average Pass-Through Rate of the REMIC IV Interests, where the T-4 Accrual Interest is subject to a cap equal to zero and each REMIC IV Accretion Directed Classes is subject to a cap equal to the Pass-Through Rate on its Corresponding Class.

         (5) The Class P Certificates will not be entitled to payments of interest, but will be entitle to receive all Prepayment Charges in respect of the Mortgage Loans. For federal income tax purposes, the Class P Certificate will have the right to receive 100% of the amounts received from the Class T4-P regular interests.

         (6)      The Strip Amount will be a REMIC regular interest of REMIC
                  V. The Strip Amount will not have a principal balance, but will receive 100% of the amount received from Class T4-SA.

         (7) The Class R Certificates will represent the beneficial ownership of the R-I, R-II, R-III, R-IV and R-V Interests, which will represent the sole class of residual interests in each of REMIC I, REMIC II, REMIC III, REMIC IV and REMIC V.

                                  ARTICLE II

                         CONVEYANCE OF MORTGAGE LOANS;
                       ORIGINAL ISSUANCE OF CERTIFICATES

                  SECTION 2.01. Conveyance of Mortgage Loans.

                  (a) The Depositor, concurrently with the execution and delivery hereof, does hereby establish the Trust and transfer, assign, set over and otherwise convey to the Trustee without recourse for the benefit of the Certificateholders all the right, title and interest of the Depositor, including any security interest therein for the benefit of the Depositor, in and to the Initial Mortgage Loans identified on the Mortgage Loan Schedule, the rights of the Depositor under the Assignment and Assumption Agreement, each Mortgage Loan Purchase Agreement and each Reconstitution Agreement, and all other assets included or to be included in the Trust Fund. Such assignment includes all interest and principal received by the Seller, the Depositor or the Servicer on or with respect to the Initial Mortage Loans (other than payments of principal and interest due on such Initial Mortgage Loans on or before the Initial Cut-off Date). The Depositor herewith delivers to the Trustee an executed copy of each Reconstitution Agreement. In addition, on or prior to the Closing Date, the Trustee shall execute the Yield Maintenance Agreement and the Depositor hereby directs the Trustee to do so. With respect to any Initial Mortgage Loan that does not have a first payment date during the Due Period related to the first Distribution Date or any Subsequent Mortgage Loan that does not have a first payment date during the Due Period related to the first Distribution Date following the related Subsequent Transfer Date, the Depositor shall deposit into the Distribution Account on or before the Servicer Remittance Date relating to the applicable Distribution Date, an amount equal to one month's interest at the related Net Mortgage Rate on the Cut-off Date Principal Balance of such Mortgage Loan.

                  If the assignment and transfer of the Initial Mortgage Loans and the other property specified in this Section 2.01 from the Depositor to the Trustee pursuant to this Agreement is held or deemed not to be a sale or is held or deemed to be a pledge of security for a loan, the Depositor intends that the rights and obligations of the parties shall be established pursuant to the terms of this Agreement and that, in such event, (i) the Depositor shall be deemed to have granted and does hereby grant to the Trustee as of the Closing Date a perfected, first priority security interest in the entire right, title and interest of the Depositor in and to the Initial Mortage Loans and all other property conveyed to the Trust Fund pursuant to this Section
2.01 and all proceeds thereof, and (ii) this Agreement shall constitute a security agreement under applicable law.

                  In connection with such transfer and assignment, the Depositor does hereby deliver to, and deposit with the Trustee or the Custodian, the following documents or instruments with respect to each Initial Mortgage Loan so transferred and assigned the following documents or instruments with respect to each Subsequent Mortgage Loan (each, a "Mortgage File"):

               (i)  the related electronic Mortgage Loan Schedule, if available;

               (ii) the original Mortgage Note, endorsed in blank or in the following form: "Pay to the order of Wells Fargo Bank Minnesota, N.A., as Trustee under the applicable agreement, without recourse," with all prior and intervening endorsements showing a complete chain of endorsement from the originator to the Person so endorsing to the Trustee or a copy of such original Mortgage Note with an accompanying lost note affidavit executed by the Seller;

               (iii) the original Mortgage with evidence of recording thereon, and a copy, certified by the appropriate recording office, of the recorded power of attorney, if the Mortgage was executed pursuant to a power of attorney, with evidence of recording thereon;

               (iv) an original Assignment of the Mortgage in blank;

               (v) the original recorded Assignment or Assignments of the
             Mortgage showing a complete chain of assignment from the originator to the Person assigning the Mortgage to the Trustee or as contemplated by the preceding clause (iv);

               (vi) the original or copies of each assumption, modification, written assurance or substitution agreement, if any; and

               (vii) the original lender's title insurance policy, if
             available, together with all endorsements or riders which were issued with or subsequent to the issuance of such policy, insuring the priority of the Mortgage as a first lien on the Mortgaged Property represented therein as a fee interest vested in the Mortgagor, or in the event such original title policy is unavailable, a written commitment or uniform binder or preliminary report of title issued by the title insurance or escrow company, if available.

                  The Depositor hereby represents that, on the Closing Date
(i) no more than 1% of the Initial Mortage Loans by Stated Principal Balance as of the Cut-off Date may have lost note affidavits in lieu of the original Mortgage Notes and (ii) the applicable Originator or, in the case of the Long Beach Mortgage Loans and the DLJMC Mortgage Loans, the Seller shall deliver to the Trustee or the Custodian a copy of the original Mortgage Note for each Mortgage Loan with respect to which a lost note affidavit is delivered.

                  The Depositor shall cause the related Originator or, in the case of the Long Beach Mortgage Loans and the DLJMC Mortgage Loans, the Seller to promptly (and in no event later than thirty (30) Business Days, subject to extension upon a mutual agreement among the Depositor, the Servicer and the Trustee, following the later of the Closing Date and the date of receipt by the Servicer or the Trustee, as the case may be, of the recording information for a Mortgage) submit or cause to be submitted to the Custodian for recording, at no expense to the Trust Fund, the Servicer or the Trustee, in the appropriate public office for real property records, each Assignment referred to in clauses (iv) and (v) above in this Section 2.01(a) and shall execute each original Assignment in the following form: "Wells Fargo Bank Minnesota, N.A., as Trustee under the applicable agreement, without recourse." In the event that any such Assignment is lost or returned unrecorded because of a defect therein, the Depositor shall or shall cause the related Originator or the Seller, as the case may be, to promptly prepare or cause to be prepared a substitute Assignment or cure or cause to be cured such defect, as the case may be, and thereafter cause each such Assignment to be duly recorded.

                  If any of the documents referred to in clauses (ii), (iv),
(v) or (vi) above in this Section 2.01(a) has as of the Closing Date been submitted for recording but either (x) has not been returned from the applicable public recording office or (y) has been lost or such public recording office has retained the original of such document, the obligations of the Depositor to deliver such documents shall be deemed to be satisfied upon (1) delivery to the Trustee or the Custodian of a copy of each such document certified by the Originator or, in the case of the Long Beach Mortgage Loans and the DLJMC Mortgage Loans, the Seller, in the case of (x) above or the applicable public recording office in the case of (y) above to be a true and complete copy of the original that was submitted for recording and
(2) if such copy is certified by the related Originator or, in the case of the Long Beach Mortgage Loans and the DLJMC Mortgage Loans, the Seller, delivery to the Trustee or the Custodian promptly upon receipt thereof of either the original or a copy of such document certified by the applicable public recording office to be a true and complete copy of the original. If the original lender's title insurance policy was not delivered pursuant to clause
(vii) above in this Section 2.01(a), the Depositor shall deliver or cause to be delivered to the Trustee or the Custodian promptly after receipt thereof, the original lender's title insurance policy, if available. The Depositor shall deliver or cause to be delivered to the Trustee or the Custodian promptly upon receipt thereof any other original documents constituting a part of a Mortgage File received with respect to any Mortgage Loan, including, but not limited to, any original documents evidencing an assumption or modification of any Mortgage Loan.

                  All original documents relating to the Mortgage Loans that are not delivered to the Trustee or the Custodian are and shall be held by or on behalf of the Seller, the Depositor or the Servicer, as the case may be, in trust for the benefit of the Trustee on behalf of the Certificateholders. In the event that any such original document is required pursuant to the terms of this Section to be a part of a Mortgage File, such document shall be delivered promptly to the Trustee or the Custodian. Any such original document delivered to or held by the Depositor that is not required pursuant to the terms of this Section to be a part of a Mortgage File, shall be delivered promptly to the Servicer.

                  (b) The Depositor hereby sells, transfers, assigns, sets over and otherwise conveys to the Trustee in trust for the benefit of the Certificateholders, without recourse, all right title and interest in such Subsequent Mortgage Loans, including all interest and principal due on or with respect to such Subsequent Mortgage Loans on or after the related Cut-off Date and all interest and principal payments on such Subsequent Mortgage Loans received prior to the Cut-off Date in respect of installments of interest and principal due thereafter, but not including principal and interest due on such Subsequent Mortgage Loans prior to the related Cut-off Date, any insurance policies in respect of such Subsequent Mortgage Loans and all proceeds of any of the foregoing.

                  (c) Upon three Business Day's prior written notice to the Custodian, the Trustee, the Servicer and the Rating Agencies, on any Business Day during the Pre-Funding Period designated by the Depositor, the Depositor, the Servicer and the Trustee shall complete, execute and deliver a Subsequent Transfer Agreement so long as no Rating Agency has provided notice that the execution and delivery of such Subsequent Transfer Agreement will result in a reduction or withdrawal of the ratings assigned to the Certificates.

                  The transfer of Subsequent Mortgage Loans and the other property and rights relating to them on a Subsequent Transfer Date is subject to the satisfaction of each of the following conditions:

                 (i) each Subsequent Mortgage Loan conveyed on such
                     Subsequent Transfer Date satisfies the representations and warranties applicable to it under this Agreement as of the applicable Subsequent Transfer Date; provided, however, that with respect to a breach of a representation and warranty with respect to a Subsequent Mortgage Loan, the obligation under Section 2.03(c) of this Agreement of the Seller to cure, repurchase or replace such Subsequent Mortgage Loan shall constitute the sole remedy against the Seller respecting such breach available to Certificateholders, the Depositor or the Trustee;

                (ii) the Trustee and the Rating Agencies are provided with an Opinion of Counsel or Opinions of Counsel, at the expense of the Depositor, with respect to the qualification of the Trust Fund as a REMIC, to be delivered as provided pursuant to Section 2.01(d);

               (iii) the Rating Agencies and the Trustee are provided with an Opinion of Counsel or Opinions of Counsel, at the expense of the Depositor, with respect to the characterization of the transfer of the Subsequent Mortgage Loans conveyed on such Subsequent Transfer Date as a sale, to be delivered as provided pursuant to
                     Section 2.01(d); and

                (iv) the execution and delivery of such Subsequent Transfer
                     Agreement or conveyance of the related Subsequent Mortgage Loans does not result in a reduction or withdrawal of any ratings assigned to the Certificates by the Rating Agencies;

                 (v) no Subsequent Mortgage Loan conveyed on such Subsequent
                     Transfer Date was 30 or more days contractually Delinquent as of such date;

                (vi) the remaining term to stated maturity of such Subsequent
                     Mortgage Loan will not exceed 30 years;

               (vii) such Subsequent Mortgage Loan will not have a Mortgage
                     Rate less than 6.000% per annum;

              (viii) the Depositor shall have deposited in the Collection
                     Account all principal and interest collected with respect to the related Subsequent Mortgage Loans on or after the related Cut-off Date;

                (ix) such Subsequent Mortgage Loan will not have a Loan-to-
                     Value Ratio greater than 100%;

                 (x) no Subsequent Mortgage Loan shall have a maturity date after July 2032;

                (xi) such Subsequent Mortgage Loan will not have an original
                     Loan-to-Value Ratio greater than 100%;

               (xii) such Subsequent Mortgage Loan will have a principal
                     balance not greater than $650,000;

              (xiii) such Subsequent Mortgage Loan will be secured by a first or second lien on a Mortgaged Property; and

               (xiv) such Subsequent Mortgage Loan will be otherwise acceptable to the Rating Agencies;

                (xv) following the conveyance of the Subsequent Mortgage
                     Loans on such Subsequent Transfer Date the characteristics of the Mortgage Loans in the Mortgage Pool will be as follows:

                           (A) weighted average current Loan Rate of at least 8.700% per annum;

                           (B) a weighted average remaining term to stated maturity of less than 352 months;

                           (C) a weighted average Loan-to-Value Ratio of not more than 80%;

                           (D) no more than 40% of the Mortgage Loans by aggregate Stated Principal Balance at the end of the Pre-Funding Period will be concentrated in one state; and

                           (E) no more than 7.00% of the Mortgage Loans by aggregate Cut-off Date Principal Balance will relate to non-owner occupied properties;

                           (F) no more than 2.50% of the Mortgage Loans will be secured by a second lien on a Mortgaged Property

                           (G) neither the Seller nor the Depositor shall be insolvent or shall be rendered insolvent as a result of such transfer;

                           (H)   no Event of Default has occurred hereunder;

                           (I) the Depositor shall have delivered to the Trustee an Officer's Certificate confirming the satisfaction of each of these conditions precedent; and

                           (J) each Mortgage Loan constitutes a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code.

                  (d) Upon (1) delivery to the Trustee by the Depositor of the Opinions of Counsel referred to in Sections 2.01(c)(ii) and (iii), (2) delivery to the Trustee by the Depositor of a revised Mortgage Loan Schedule reflecting the Subsequent Mortgage Loans conveyed on such Subsequent Transfer Date and the related Subsequent Mortgage Loans and (3) delivery to the Trustee by the Depositor of an Officer's Certificate confirming the satisfaction of each of the conditions precedent set forth in Section 2.01(c), the Trustee shall remit to the Depositor the Aggregate Subsequent Transfer Amount related to the Subsequent Mortgage Loans transferred by the Depositor on such Subsequent Transfer Date from funds in the Pre-Funding Account.

         The Trustee shall not be required to investigate or otherwise verify compliance with the conditions set forth in the preceding paragraph, except for its own receipt of documents specified above, and shall be entitled to rely on the required Officer's Certificate.

                  SECTION 2.02. Acceptance of REMIC I by the Trustee.

                  Subject to the provisions of Section 2.01 and subject to any exceptions noted on the exception report described in the next paragraph below, the Trustee acknowledges receipt of the documents referred to in
Section 2.01 (other than such documents described in Section 2.01(a)(v)) above and all other assets included under clauses (i), (iii), (iv) and (v) of the definition of "REMIC I" (to the extent of amounts deposited into the Distribution Account) and declares that the Trustee through the Custodian holds and will hold such documents and the other documents delivered to it constituting the Mortgage File on behalf of the Trust, and that it holds or will hold all such assets and such other assets included in the definition of "REMIC I" in trust for the exclusive use and benefit of all present and future Certificateholders. The Trustee also acknowledges receipt of the amounts on deposit in the Net WAC Fund and the Pre-Funding Account in trust for the exclusive use and benefit of all present and future Certificateholders.

                  The Trustee, agrees, for the benefit of the Certificateholders, on or before the Closing Date, to or to cause the Custodian to review each Mortgage File and to certify in substantially the form attached hereto as Exhibit C-1 that, as to each Initial Mortage Loan listed in the Mortgage Loan Schedule (other than any Initial Mortage Loan paid in full or any Initial Mortage Loan specifically identified in the exception report annexed thereto as not being covered by such certification), (i) all documents constituting part of such Mortgage File (other than such documents described in Section 2.01(a)(v)) required to be delivered to it pursuant to this Agreement are in its possession, (ii) such documents have been reviewed by it and are not mutilated, torn or defaced unless initialed by the related borrower and relate to such Initial Mortage Loan and (iii) based on its examination and only as to the foregoing, the information set forth in the Mortgage Loan Schedule that corresponds to items (i) through (iii), (ix),
(xii) and (xviii) through (xx) of the definition of "Mortgage Loan Schedule" accurately reflects information set forth in the Mortgage File. It is herein acknowledged that, in conducting such review, neither the Trustee nor the Custodian was under any duty or obligation (i) to inspect, review or examine any such documents, instruments, certificates or other papers to determine whether they are genuine, enforceable, or appropriate for the represented purpose (including with respect to Section 2.01(a)(vii), whether such title insurance policy insures the priority of the Mortgage as a first lien) or whether they have actually been recorded or that they are other than what they purport to be on their face or (ii) to determine whether any Mortgage File should include any of the documents specified in Section 2.01(a)(v).

                  Prior to the first anniversary date of this Agreement, the Trustee shall cause the Custodian to deliver to the Depositor and the Servicer a final certification in the form annexed hereto as Exhibit C-2 evidencing the completeness of the Mortgage Files, with any applicable exceptions noted thereon.

                  If in the process of reviewing the Mortgage Files and making or preparing, as the case may be, the certifications referred to above, the Trustee or the Custodian finds any document or documents constituting a part of a Mortgage File to be missing or defective in any material respect, at the conclusion of its review the Trustee shall so notify the Depositor, the Seller and the Servicer. In addition, upon the discovery by the Depositor, the Servicer, the Custodian or the Trustee of a breach of any of the representations and warranties made by any Originator or the Seller in the related Mortgage Loan Purchase Agreement, the Letter Agreement or this Agreement, as applicable, in respect of any Initial Mortage Loan which materially adversely affects such Initial Mortage Loan or the interests of the related Certificateholders in such Initial Mortage Loan, the party discovering such breach shall give prompt written notice to the other parties.

                  Enforcement of each Mortgage Loan Purchase Agreement, the Letter Agreement or this Agreement against the related Originator or the Seller, as the case may be, shall be effected by the Trustee. The Trustee shall pay the costs of such enforcement at its own expense, and shall be reimbursed therefor only (i) from a general recovery resulting from such enforcement, to the extent, if any, that such recovery exceeds all amounts due in respect of the related Mortgage Loans or (ii) from a specific recovery of costs, expenses or attorneys' fees against the Person against which such enforcement is directed; provided, however, if the sources of reimbursement described in clauses (i) and (ii) are insufficient, the Trustee may seek reimbursement for any remaining unreimbursed costs of such enforcement from the Trust Fund as an Extraordinary Trust Fund Expense.

         The Trustee agrees to cause the Custodian to execute and deliver on each Subsequent Transfer Date to the Depositor and the Servicer a Subsequent Certification in the form annexed hereto as Exhibit C-1. Based on its or the Custodian's review and examination, and only as to the documents identified in such Subsequent Certification, the Trustee shall cause the Custodian to acknowledge that such documents appear regular on their face and relate to such Subsequent Mortgage Loan. The Trustee and the Custodian shall be under no duty or obligation to or to cause the Custodian to inspect, review or examine said documents, instruments, certificates or other papers to determine that the same are genuine, enforceable or appropriate for the represented purpose or that they have actually been recorded in the real estate records or that they are other than what they purport to be on their face.

         Not later than one year following the Closing Date, the Trustee shall cause the Custodian to deliver to the Depositor and the Servicer a Final Certification with respect to the Subsequent Mortgage Loans in the form annexed hereto as Exhibit C-2 with any applicable exceptions noted thereon.

                  If, in the course of such review of the Mortgage Files relating to the Subsequent Mortgage Loans, the Custodian finds any document constituting a part of a Mortgage File which does not meet the requirements of
Section 2.01, the Custodian (upon discovery of such Mortgage File) shall list the exception in the Final Certification; provided, however that neither the Trustee nor the Custodian shall make any determination as to whether (i) any endorsement is sufficient to transfer all right, title and interest of the party so endorsing, as noteholder or assignee thereof, in and to that Mortgage Note or (ii) any assignment is in recordable form or is sufficient to effect the assignment of and transfer to the assignee thereof under the mortgage to which the assignment relates. The Depositor shall cure any such defect or repurchase or substitute for any such Mortgage Loan in accordance with Section 2.03(a).

                  SECTION 2.03. Repurchase or Substitution of Mortgage Loans by the Originators, the Seller or the Depositor; Payment of Prepayment Charges in the Event of Breach.

                  (a) Upon receipt of notice by a responsible officer in the Corporate Trust Office of the Trustee of any materially defective document in, or that a document is missing from, the Mortgage File or of the breach by any Originator or the Seller of any representation, warranty or covenant under each Mortgage Loan Purchase Agreement, the Letter Agreement, or this Agreement, as applicable, in respect of any Mortgage Loan which materially adversely affects the value of such Mortgage Loan or the interest therein of the Certificateholders (in the case of any such representation or warranty made in each Mortgage Loan Purchase Agreement, the Letter Agreement, or this Agreement, as applicable, to the knowledge or the best of knowledge of such Originator or the Seller as to which such Originator or the Seller has no knowledge, without regard to the Originator's or the Seller's lack of knowledge with respect to the substance of such representation or warranty being inaccurate at the time it was made), the Trustee shall promptly notify the Seller and the Servicer of such defect, missing document or breach and cause such Originator or Seller, as applicable, to deliver such missing document or cure such defect or breach within 90 days from the date the Originator or Seller, as applicable, was notified of such missing document, defect or breach; provided that such missing document was not previously delivered by the Originator under the applicable Mortgage Loan Purchase Agreement. If such Originator or the Seller, as the case may be, does not deliver such missing document or cure such defect or breach in all material respects during such period, the Trustee shall enforce the obligations of such Originator or the Seller, as applicable, under the related Mortgage Loan Purchase Agreement, the Letter Agreement or this Agreement, as the case may be, to repurchase such Mortgage Loan from the Trust Fund at the Purchase Price within 90 days after the date on which such Originator or the Seller, as applicable, was notified (subject to Section 2.03(d)) of such missing document, defect or breach, if and to the extent that such Originator or the Seller, as applicable, is obligated to do so under the related Mortgage Loan Purchase Agreement, the Letter Agreement or this Agreement, as applicable. In the event that the Originator or the Seller, as the case may be, shall fail to cure the applicable breach or repurchase a Mortgage Loan in accordance with the preceding sentence, the Depositor shall do so. The Purchase Price for the repurchased Mortgage Loan shall be deposited in the Distribution Account, and the Trustee, upon receipt of such deposit, shall release or cause the Custodian to release to such Originator or the Seller, as applicable, the related Mortgage File and the Trustee shall execute and deliver such instruments of transfer or assignment, in each case without recourse, as such Originator or the Seller, as applicable, shall furnish to it and as shall be necessary to vest in such Originator or the Seller, as the case may be, any Mortgage Loan released pursuant hereto, and the Trustee shall have no further responsibility with regard to such Mortgage File. In lieu of repurchasing any such Mortgage Loan as provided above, if so provided in the related Mortgage Loan Purchase Agreement, the Letter Agreement or this Agreement, as applicable, the related Originator, the Seller or the Depositor, as applicable, may cause such Mortgage Loan to be removed from the Trust Fund (in which case it shall become a Deleted Mortgage Loan) and substitute one or more Qualified Substitute Mortgage Loans in the manner and subject to the limitations set forth in Section 2.03(c). It is understood and agreed that the obligation of the related Originator, the Seller or the Depositor, as applicable, to cure or to repurchase (or to substitute for) any Mortgage Loan as to which a document is missing, a material defect in a constituent document exists or as to which such a breach has occurred and is continuing shall constitute the sole remedy respecting such omission, defect or breach available to the Trustee on behalf of the Certificateholders.

                  (b) (i) As promptly as practicable (and no later than 90 days) after the earlier of discovery by the Servicer or receipt of notice by the Servicer of the breach of any representation, warranty or covenant of the Servicer set forth in Section 2.05 which materially and adversely affects the interests of the Certificateholders in any Mortgage Loan, the Servicer shall cure such breach in all material respects.

         (ii) Within 90 days of the earlier of discovery by the Servicer or receipt of notice by the Servicer of the breach of any representation, warranty or covenant of the Servicer set forth in Section 2.05 which materially and adversely affects the interests of the Holders of the Class P Certificates to any Prepayment Charge, the Servicer shall cure such breach in all material respects. If the covenant made by the Servicer in Section 2.05(viii) is breached, the Servicer must pay into the Collection Account the amount of the waived Prepayment Charge.

                  (c) Any substitution of Qualified Substitute Mortgage Loans for Deleted Mortgage Loans made pursuant to Section 2.03(a) must be effected prior to the date which is two years after the Closing Date for the Trust Fund.

                  As to any Deleted Mortgage Loan for which an Originator, the Seller or the Depositor substitutes a Qualified Substitute Mortgage Loan or Loans, such substitution shall be effected by such Originator, the Seller or the Depositor, as the case may be, delivering to the Custodian on behalf of the Trustee, for such Qualified Substitute Mortgage Loan or Loans, the Mortgage Note, the Mortgage, the Assignment to the Trustee, and such other documents and agreements, with all necessary endorsements thereon, as are required by Section 2.01, together with an Officers' Certificate providing that each such Qualified Substitute Mortgage Loan satisfies the definition thereof and specifying the Substitution Shortfall Amount (as described below), if any, in connection with such substitution. The Trustee or the Custodian shall acknowledge receipt for such Qualified Substitute Mortgage Loan or Loans and, within ten Business Days thereafter, review such documents as specified in Section 2.02 and deliver to the Trustee, the Depositor and the Servicer, with respect to such Qualified Substitute Mortgage Loan or Loans, a certification substantially in the form attached hereto as Exhibit C-1, with any applicable exceptions noted thereon. Within one year of the date of substitution, the Trustee or the Custodian shall deliver to the Depositor and the Servicer a certification substantially in the form of Exhibit C-2 hereto with respect to such Qualified Substitute Mortgage Loan or Loans, with any applicable exceptions noted thereon. Monthly Payments due with respect to Qualified Substitute Mortgage Loans in the month of substitution are not part of the Trust Fund and will be retained by the related Originator, the Seller or the Depositor, as the case may be. For the month of substitution, distributions to Certificateholders will reflect the Monthly Payment due on such Deleted Mortgage Loan on or before the Due Date in the month of substitution, and the related Originator, the Seller or the Depositor, as the case may be, shall thereafter be entitled to retain all amounts subsequently received in respect of such Deleted Mortgage Loan. The Depositor shall give or cause to be given written notice to the Certificateholders that such substitution has taken place, shall amend the Mortgage Loan Schedule to reflect the removal of such Deleted Mortgage Loan from the terms of this Agreement and the substitution of the Qualified Substitute Mortgage Loan or Loans and shall deliver a copy of such amended Mortgage Loan Schedule to the Trustee. Upon such substitution, such Qualified Substitute Mortgage Loan or Loans shall constitute part of the Mortgage Pool and shall be subject in all respects to the terms of this Agreement, including, in the case of a substitution effected by an Originator, all applicable representations and warranties thereof included in the related Mortgage Loan Purchase Agreement, and in the case of a substitution effected by the Depositor, all applicable representations and warranties thereof set forth in Section 2.04, and in the case of a substitution effected by the Seller, all applicable representations and warranties thereof included in the Letter Agreement and in Exhibit B of this Agreement, in each case as of the date of substitution.

                  For any month in which an Originator, the Seller or the Depositor substitutes one or more Qualified Substitute Mortgage Loans for one or more Deleted Mortgage Loans, the Servicer will determine the amount (the "Substitution Shortfall Amount"), if any, by which the aggregate Purchase Price of all such Deleted Mortgage Loans exceeds the aggregate of, as to each such Qualified Substitute Mortgage Loan, the Stated Principal Balance thereof as of the date of substitution, together with one month's interest on such Stated Principal Balance at the applicable Net Mortgage Rate, plus all outstanding P&I Advances and Servicing Advances. On the date of such substitution, which shall be on or prior to the next succeeding Determination Date, the related Originator, the Seller or the Depositor, as the case may be, will deliver or cause to be delivered to the Servicer for deposit in the Collection Account an amount equal to the Substitution Shortfall Amount, if any, and the Trustee, upon receipt of the related Qualified Substitute Mortgage Loan or Loans and certification by the Servicer of such deposit, shall release to the related Originator, the Depositor or the Seller, as the case may be, the related Mortgage File or Files and the Trustee shall execute and deliver such instruments of transfer or assignment, in each case without recourse, as the related Originator, the Depositor or the Seller, as the case may be, shall deliver to it and as shall be necessary to vest therein any Deleted Mortgage Loan released pursuant hereto.

                  In addition, the related Originator, the Depositor or the Seller, as the case may be, shall obtain at its own expense and deliver to the Trustee an Opinion of Counsel to the effect that such substitution will not cause (a) any federal tax to be imposed on any of the REMICs, created hereunder, including without limitation, any federal tax imposed on "prohibited transactions" under Section 860F(a)(1) of the Code or on "contributions after the startup date" under Section 860G(d)(1) of the Code, or (b) any REMIC hereunder to fail to qualify as a REMIC at any time that any Certificate is outstanding.

                  (d) Upon discovery by the Depositor, the Seller, the Servicer, or the Trustee that any Mortgage Loan does not constitute a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code, the party discovering such fact shall within two Business Days give written notice thereof to the other parties. In connection therewith, the related Originator, the Seller or the Depositor, as the case may be shall repurchase or, subject to the limitations set forth in Section 2.03(c), substitute one or more Qualified Substitute Mortgage Loans for the affected Mortgage Loan within 90 days of the earlier of discovery or receipt of such notice with respect to such affected Mortgage Loan. The Depositor shall cause such repurchase or substitution to be made by (i) the related Originator, if the affected Mortgage Loan's status as a non-qualified mortgage is or results from a breach of any representation, warranty or covenant made by the related Originator under the applicable Mortgage Loan Purchase Agreement, (ii) the Seller, if the affected Mortgage Loan's status as a non-qualified mortgage is or results from a breach of any representation, warranty or covenant made by the Seller under the Letter Agreement or this Agreement, or (iii) the Depositor, if the affected Mortgage Loan's status as a non-qualified mortgage is a breach of any representation or warranty of the Depositor set forth in Section 2.04, or if its status as a non-qualified mortgage is a breach of any representation or warranty. Any such repurchase or substitution shall be made in the same manner as set forth in Section 2.03(a). The Trustee shall reconvey to the related Originator, the Seller or the Depositor, as the case may be, the Mortgage Loan to be released pursuant hereto in the same manner, and on the same terms and conditions, as it would a Mortgage Loan repurchased for breach of a representation or warranty.


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

                  SECTION 2.04. Representations and Warranties of the
Depositor.

                  The Depositor hereby represents, warrants and covenants to the Trustee that as of the Closing Date:

                        (i) The Depositor is a corporation duly formed and
                  validly existing under the laws governing its creation and existence, is in compliance with the laws of each state in which any Mortgaged Property or the Depositor is located or doing business and is in good standing in each jurisdiction in which the nature of its business, or the properties owned or leased by it make such qualification necessary. The Depositor has all requisite authority to own and operate its properties, to carry out its business as presently conducted and as proposed to be conducted and to enter into and discharge its obligations under this Agreement and the other Operative Documents to which it is a party.

                        (ii) The execution and delivery of this Agreement and
                  the other Operative Documents to which it is a party by the Depositor and its performance and compliance with the terms of this Agreement and the other Operative Documents to which it is a party have been duly authorized by all necessary corporate action on the part of the Depositor and will not violate the Depositor's Charter or Bylaws or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in a breach of, any material contract, agreement or other instrument to which the Depositor is a party or by which the Depositor is bound or violate any statute or any order, rule or regulation of any court, governmental agency or body or other tribunal having jurisdiction over the Depositor or any of its properties.

                        (iii) This Agreement and the other Operative Documents
                  to which the Depositor is a party, assuming due authorization, execution and delivery by the other parties hereto and thereto, each constitutes a valid, legal and binding obligation of the Depositor, enforceable against it in accordance with the terms hereof and thereof, except as the enforcement thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally and by general principles of equity (whether considered in a proceeding or action in equity or at law).

                        (iv) The Depositor is not in default with respect to
                  any order or decree of any court or any order, regulation or demand of any federal, state, municipal or governmental agency, which default could materially and adversely affect the condition (financial or other) or operations of the Depositor or its properties or the consequences of which could materially and adversely affect its performance hereunder and under the other Operative Documents to which the Depositor is a party.

                        (v) No litigation, proceeding or investigation is
                  pending with respect to which the Depositor has received service of process or, to the best of the Depositor's knowledge, threatened against the Depositor which litigation,



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

                  proceeding or investigation might have consequences that would prohibit its entering into this Agreement or any other Operative Documents to which it is a party or that would materially and adversely affect the condition (financial or otherwise) or operations of the Depositor or its properties or might have consequences that would materially and adversely affect the validity or enforceability of the Mortgage Loans or the Depositor's performance hereunder and under the other Operative Documents to which the Depositor is a party.

                        (vi) [reserved].

                        (vii) Immediately prior to the sale and assignment by
                  the Depositor to the Trustee on behalf of the Trust Fund of each Mortgage Loan, the Depositor had good and equitable title to each Mortgage Loan subject to no prior lien, claim, participation interest, mortgage, security interest, pledge, charge or other encumbrance or other interest of any nature.

                        (viii) As of the Closing Date, the Depositor has
                  transferred all right, title and interest in the Initial Mortage Loans to the Trustee on behalf of the Trust Fund.

                        (ix) The Depositor is solvent and will not be made
                  insolvent by the transfer of the Mortgage Loans, and the Depositor is not aware of any impending insolvency. The Depositor has not transferred the Mortgage Loans to the Trustee on behalf of the Trust Fund with any intent to hinder, delay or defraud any of its creditors.

                        (x) All actions, approvals, consents, waivers,
                  exemptions, variances, franchises, orders, permits, authorizations, rights and licenses required to be taken, given or obtained, as the case may be, by or from any federal, state or other governmental authority or agency (other than any such actions, approvals, etc. under any state securities laws, real estate syndication or "Blue Sky" statutes, as to which the Depositor makes no such representation or warranty), that are necessary or advisable in connection with the purchase and sale of the Certificates and the execution and delivery by the Depositor of the Operative Documents to which it is a party, have been duly taken, given or obtained, as the case may be, are in full force and effect on the date hereof, are not subject to any pending proceedings or appeals (administrative, judicial or otherwise) and either the time within which any appeal therefrom may be taken or review thereof may be obtained has expired or no review thereof may be obtained or appeal therefrom taken, and are adequate to authorize the consummation of the transactions contemplated by this Agreement and the other Operative Documents on the part of the Depositor and the performance by the Depositor of its obligations under this Agreement and such of the other Operative Documents to which it is a party.

                        (xi) The transfer, assignment and conveyance of the
                  Mortgage Notes and the Mortgages by the Depositor hereunder are not subject to the bulk transfer laws of any similar statutory provisions in effect in any applicable jurisdiction.


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

                        (xii) [reserved].

                  SECTION 2.05. Representations, Warranties and Covenants of
                                the Servicer and the Seller.

                  (a) The Servicer hereby represents, warrants and covenants to the Trustee, the Certificateholders and to the Depositor that as of the Closing Date or as of such date specifically provided herein:

                        (i) The Servicer is a corporation duly organized,
                  validly existing and in good standing under the laws of the state of its incorporation and is duly authorized and qualified to transact any and all business contemplated by this Agreement to be conducted by the Servicer in any state in which a Mortgaged Property related to a Mortgage Loan is located or is otherwise not required under applicable law to effect such qualification and, in any event, is in compliance with the doing business laws of any such State, to the extent necessary to ensure its ability to enforce each Mortgage Loan serviced and to service the Mortgage Loans in accordance with the terms of this Agreement;

                        (ii) The Servicer has the full power and authority to
                  service each Mortgage Loan which the Servicer is required to service hereunder, and to execute, deliver and perform, and to enter into and consummate the transactions contemplated by this Agreement and has duly authorized by all necessary action on the part of the Servicer the execution, delivery and performance of this Agreement; and this Agreement, assuming the due authorization, execution and delivery thereof by the Depositor and the Trustee, constitutes a legal, valid and binding obligation of the Servicer, enforceable against the Servicer in accordance with its terms, except to the extent that (a) the enforceability thereof may be limited by bankruptcy, insolvency, moratorium, receivership and other similar laws relating to creditors' rights generally and (b) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to the equitable defenses and to the discretion of the court before which any proceeding therefor may be brought;

                        (iii) The execution and delivery of this Agreement by
                  the Servicer, the servicing of the Mortgage Loans by the Servicer hereunder, the consummation by the Servicer of any other of the transactions herein contemplated, and the fulfillment of or compliance with the terms hereof are in the ordinary course of business of the Servicer and will not
                  (A) result in a breach of any term or provision of the organizational documents of the Servicer or (B) conflict with, result in a breach, violation or acceleration of, or result in a default under, the terms of any other material agreement or instrument to which the Servicer is a party or by which it may be bound, or any statute, order or regulation applicable to the Servicer of any court, regulatory body, administrative agency or governmental body having



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

                  jurisdiction over the Servicer; and the Servicer is not a party to, bound by, or in breach or violation of any indenture or other agreement or instrument, or subject to or in violation of any statute, order or regulation of any court, regulatory body, administrative agency or governmental body having jurisdiction over it, which materially and adversely affects or, to the Servicer's knowledge, would in the future materially and adversely affect, (x) the ability of the Servicer to perform its obligations under this Agreement or (y) the business, operations, financial condition, properties or assets of the Servicer taken as a whole;

                        (iv) The Servicer is an approved seller/servicer for
                  Fannie Mae and an approved servicer for Freddie Mac in good standing and is a HUD approved non-supervised mortgagee pursuant to Section 203 and Section 211 of the National Housing Act, and no event has occurred, including but not limited to a change in insurance coverage, that would make the Servicer unable to comply with HUD, Fannie Mae or Freddie Mac eligibility requirements or which would require notification to any of HUD, Fannie Mae or Freddie Mac;

                        (v) No litigation is pending or, to the best knowledge
                  of the Servicer, threatened against the Servicer that would materially and adversely affect the execution, delivery or enforceability of this Agreement or the ability of the Servicer to service the Mortgage Loans or to perform any of its other obligations hereunder in accordance with the terms hereof;

                        (vi) No consent, approval, authorization or order of
                  any court or governmental agency or body is required for the execution, delivery and performance by the Servicer of, or compliance by the Servicer with, this Agreement or the consummation by the Servicer of the transactions contemplated by this Agreement, except for such consents, approvals, authorizations or orders, if any, that have been obtained prior to the Closing Date; and

                        (vii)  [reserved].

                        (viii) The Servicer will not waive any Prepayment
                  Charge or part of a Prepayment Charge unless such waiver would maximize recovery of total proceeds taking into account the value of such Prepayment Charge and related Mortgage Loan and doing so is standard and customary in servicing mortgage loans similar to the Mortgage Loans (including any waiver of a Prepayment Charge in connection with a refinancing of a Mortgage Loan that is related to a default or an imminent default), and in no event will it waive a Prepayment Charge in connection with a refinancing of a Mortgage Loan that is not related to a default or an imminent default. Notwithstanding the previous sentence, if the Servicer obtains an Opinion of Counsel opining that any Prepayment Charge is not legally enforceable under the circumstances in which the related Principal Prepayment occurs, then the Servicer shall not be required to attempt to collect the applicable Prepayment Charge, and shall have no liability or obligation with respect to such Prepayment Charge pursuant to Section 2.03(b)(ii) hereof.

                  It is understood and agreed that the representations, warranties and covenants set forth in this Section 2.05 shall survive delivery of the Mortgage Files to the Trustee, and shall inure to the benefit of the Trustee, the Depositor and the Certificateholders. Upon discovery by



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


any of the Depositor, the Servicer or the Trustee of a breach of any of the foregoing representations, warranties and covenants which materially and adversely affects the value of any Mortgage Loan, Prepayment Charge or the interests therein of the Certificateholders, the party discovering such breach shall give prompt written notice (but in no event later than two Business Days following such discovery) to the Trustee. The obligation of the Servicer set forth in Section 2.03(b) to cure breaches (or, in the case of Section 2.05(viii), to pay the amount of the waived Prepayment Charge) shall constitute the sole remedy against the Servicer available to the Certificateholders, the Depositor or the Trustee on behalf of the Certificateholders respecting a breach of the representations, warranties and covenants contained in this Section 2.05.

                  (b) The Seller hereby represents, warrants and covenants to the Trustee, the Certificateholders and to the Depositor that as of the Closing Date or as of such date specifically provided herein:

                  (i) the Seller is a corporation duly organized, validly existing and in good standing under the laws of the state of its incorporation;

                  (ii) the Seller has full corporate power to own its property, to carry on its business as presently conducted and to enter into and perform its obligations under this Agreement;

                  (iii) the execution and delivery by the Seller of this Agreement have been duly authorized by all necessary corporate action on the part of the Seller; and neither the execution and delivery of this Agreement, nor the consummation of the transactions herein contemplated hereby, nor compliance with the provisions hereof, will conflict with or result in a breach of, or constitute a default under, any of the provisions of any law, governmental rule, regulation, judgment, decree or order binding on the Seller or its properties or the certificate of incorporation or by-laws of the Seller, except those conflicts, breaches or defaults which would not reasonably be expected to have a material adverse effect on the Seller's ability to enter into this Agreement and to consummate the transactions contemplated hereby;

                  (iv) the execution, delivery and performance by the Seller of this Agreement and the consummation of the transactions contemplated hereby do not require the consent or approval of, the giving of notice to, the registration with, or the taking of any other action in respect of, any state, federal or other governmental authority or agency, except those consents, approvals, notices, registrations or other actions as have already been obtained, given or made and, in connection with the recordation of the Mortgage Loans, powers of attorney or assignments of of the Mortgages not yet completed;

                  (v) this Agreement has been duly executed and delivered by the Seller and, assuming due authorization, execution and delivery by the Trustee, the Servicer and the Depositor, constitutes a valid and binding obligation of the Seller enforceable against it in accordance with its terms (subject to applicable bankruptcy and insolvency laws and other similar laws affecting the enforcement of the rights of creditors generally); and



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

                  (vi) to the knowledge of the Seller, there are no actions, litigation, suits or proceedings pending or threatened against the Seller before or by any court, administrative agency, arbitrator or governmental body (i) with respect to any of the transactions contemplated by this Agreement or (ii) with respect to any other matter which in the judgment of the Seller if determined adversely to the Seller would reasonably be expected to materially and adversely affect the Seller's ability to perform its obligations under this Agreement; and the Seller is not in default with respect to any order of any court, administrative agency, arbitrator or governmental body so as to materially and adversely affect the transactions contemplated by this Agreement.

                  (c) The Seller hereby makes the representations and warranties set forth on Exhibit B to the Trustee and the Depositor, as of the Closing Date, with respect to the DLJMC Mortgage Loans.

                  SECTION 2.06. Issuance of Class R-I Certificates.

                  The Trustee acknowledges the assignment to it of the Initial Mortgage Loans and the delivery to the Custodian on its behalf of the Mortgage Files, subject to the provisions of Section 2.01 and Section 2.02, together with the assignment to the Trustee of all other assets included in REMIC I, receipt of which is hereby acknowledged. Concurrently with such assignment and delivery and in exchange therefor, the Trustee, pursuant to the written request of the Depositor executed by an officer of the Depositor, has executed, authenticated and delivered to or upon the order of the Depositor, the Class R-I Certificates in authorized denominations. The interests evidenced by the Class R-I Certificates, together with the REMIC I Regular Interests, constitute the entire beneficial ownership interest in REMIC I.

                  SECTION 2.07. Conveyance of REMIC I Regular Interests; Acceptance of REMIC II by the Trustee.

                  The Depositor, concurrently with the execution and delivery hereof, does hereby transfer, assign, set over and otherwise convey to the Trustee without recourse all the right, title and interest of the Depositor in and to the REMIC I Regular Interests for the benefit of the Class R-II and REMIC III Certificateholders. The Trustee acknowledges receipt of the REMIC I Regular Interests and declares that it holds and will hold the same in trust for the exclusive use and benefit of REMIC II.

                  SECTION 2.08. Conveyance of REMIC II Regular Interests; Acceptance of REMIC III by the Trustee.

                  The Depositor, concurrently with the execution and delivery hereof, does hereby transfer, assign, set over and otherwise convey to the Trustee without recourse all the right, title and interest of the Depositor in and to the REMIC II Regular Interests for the benefit of the REMIC III Regular Interests and Class R-III Residual Interest. The Trustee acknowledges receipt of the REMIC II Regular Interests and declares that it holds and will hold the same in trust for the exclusive use and benefit of REMIC III.


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

                  SECTION 2.09. Conveyance of the REMIC III Regular Interest;
                                Acceptance of the REMIC IV by the Trustee.

                  The Depositor, concurrently with the execution and delivery hereof, does hereby transfer, assign, set over and otherwise convey to the Trustee without recourse all the right, title and interest of the Depositor in and to the REMIC III Regular Interests for the benefit of the REMIC IV Regular Interests. The Trustee acknowledges receipt of the REMIC III Regular Interests and declares that it holds and will hold the same in trust for the exclusive use and benefit of REMIC IV.

                  SECTION 2.10. Conveyance of REMIC IV Regular Interests;
                                Acceptance of REMIC V by the Trustee.

                  The Depositor, concurrently with the execution and delivery hereof, does hereby transfer, assign, set over and otherwise convey to the Trustee without recourse all the right, title and interest of the Depositor in and to the REMIC IV Regular Interests for the benefit of the Class R-V and REMIC V Regular Interests. The Trustee acknowledges receipt of the REMIC IV Regular Interests and declares that it holds and will hold the same in trust for the exclusive use and benefit REMIC IV.

                  SECTION 2.11. Conveyance of REMIC IV Regular Interests;
                                Acceptance of REMIC V by the Trustee.

                  The Depositor, concurrently with the execution and delivery hereof, does hereby transfer, assign, set over and otherwise convey to the Trustee without recourse all the right, title and interest of the Depositor in and to the REMIC IV Regular Interests for the benefit of the Class R-V and the Regular Certificateholders. The Trustee acknowledges receipt of the REMIC IV Regular Interests and declares that it holds and will hold the same in trust for the exclusive use and benefit REMIC V.

                                  ARTICLE III

                         ADMINISTRATION AND SERVICING
                             OF THE MORTGAGE LOANS

                  SECTION 3.01. Servicer to Act as Servicer.

                  The Servicer shall service and administer the Mortgage Loans on behalf of the Trust Fund and in the best interests of and for the benefit of the Certificateholders (as determined by the Servicer in accordance with Accepted Servicing Practices) in accordance with the terms of this Agreement and the Mortgage Loans and, to the extent consistent with such terms, in the same manner in which it services and administers similar mortgage loans for its own portfolio, giving due consideration to customary and usual standards of practice of mortgage lenders and loan servicers administering similar mortgage loans but without regard to:

                        (i) any relationship that the Servicer, any related Sub-Servicer or any Affiliate of the Servicer or any related Sub-Servicer may have with the related Mortgagor;


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

                        (ii) the ownership or non-ownership of any Certificate
                  by the Servicer or any Affiliate of the Servicer;

                        (iii) the Servicer's obligation to make P&I Advances or
                  Servicing Advances; or

                        (iv) the Servicer's or any related Sub-Servicer's
                  right to receive compensation for its services hereunder or with respect to any particular transaction.

To the extent consistent with the foregoing, the Servicer shall seek to maximize the timely and complete recovery of principal and interest on the Mortgage Notes. Subject only to the above-described servicing standards and the terms of this Agreement and of the respective Mortgage Loans, the Servicer shall have full power and authority, acting alone or through a Sub-Servicer as provided in Section 3.02, to do or cause to be done any and all things in connection with such servicing and administration which it may deem necessary or desirable. Without limiting the generality of the foregoing, the Servicer in its own name or in the name of a Sub-Servicer is hereby authorized and empowered by the Trustee when the Servicer believes it appropriate in its best judgment in accordance with the servicing standards set forth above, to execute and deliver, on behalf of the Certificateholders and the Trust Fund, and upon notice to the Trustee, any and all instruments of satisfaction or cancellation, or of partial or full release or discharge, and all other comparable instruments, with respect to the Mortgage Loans and the Mortgaged Properties and to institute foreclosure proceedings or obtain a deed-in-lieu of foreclosure so as to convert the ownership of such properties, and to hold or cause to be held title to such properties, on behalf of the Trust Fund and Certificateholders. The Servicer shall service and administer the Mortgage Loans in accordance with applicable law and shall provide to the Mortgagors any reports required to be provided to them thereby. The Servicer shall also comply in the performance of this Agreement with all reasonable rules and requirements of each insurer under any standard hazard insurance policy. Within fifteen (15) days of the Closing Date, but subject to Section 3.17, the Trustee shall execute and furnish to the Servicer and any Sub-Servicer such documents as are necessary or appropriate to enable the Servicer or any Sub-Servicer to carry out their servicing and administrative duties hereunder, and the Trustee hereby grants to the Servicer a special or limited power of attorney to carry out such duties including a power of attorney for each county in which a related Mortgaged Property is located to enable the Servicer to take title to related Mortgaged Properties after foreclosure on behalf of the Trustee and the Certificateholders. The Trustee shall execute a separate power of attorney in favor of the Servicer to the extent furnished to the Trustee by the Servicer for the purposes described herein to the extent necessary or desirable to enable the Servicer to perform its duties hereunder. The Trustee shall not be liable for the actions of the Servicer or any Sub-Servicer under such powers of attorney.

                  Subject to Section 3.09 hereof, in accordance with the standards of the preceding paragraph, the Servicer shall advance or cause to be advanced funds as necessary for the purpose of effecting the timely payment of taxes and assessments on the Mortgaged Properties, which advances shall be Servicing Advances reimbursable in the first instance from related collections from the Mortgagors pursuant to Section 3.09, and further as provided in
Section 3.11. Any cost incurred by the Servicer or by a Sub-Servicer in effecting the timely payment of taxes and assessments on a Mortgaged Property shall not, for the purpose of calculating distributions to Certificateholders, be added to the unpaid principal balance of the related Mortgage Loan, notwithstanding that the terms of such Mortgage Loan so permit.

                  Notwithstanding anything in this Agreement to the contrary, the Servicer may not make any future advances with respect to a related Mortgage Loan (except as provided in Section 4.03) nor shall the Servicer (i) permit any modification with respect to any related Mortgage Loan that would change the related Mortgage Rate, reduce or increase the principal balance (except for reductions resulting from actual payments of principal) or change the final maturity date on such Mortgage Loan (unless, as provided in Section 3.07, the related Mortgagor is in default with respect to such Mortgage Loan or such default is, in the judgment of the Servicer, reasonably foreseeable) or (ii) permit any modification, waiver or amendment of any term of any related Mortgage Loan that would both (A) effect an exchange or reissuance of such Mortgage Loan under Section 1001 of the Code (or final, temporary or proposed Treasury regulations promulgated thereunder) and (B) cause any REMIC to fail to qualify as a REMIC under the Code or the imposition of any tax on "prohibited transactions" or "contributions after the startup date" under the REMIC Provisions.

                  The Servicer may delegate its responsibilities under this Agreement; provided, however, that no such delegation shall release the Servicer from the responsibilities or liabilities arising under this Agreement.

                  SECTION 3.02. Sub-Servicing Agreements Between the Servicer
                                and Sub-Servicers.

                  (a) The Servicer may enter into Sub-Servicing Agreements (provided that such agreements would not result in a withdrawal or a downgrading by any Rating Agency of the ratings on any Class of Certificates, as evidenced by a letter to that effect delivered by each Rating Agency to the Depositor and the Trustee) with one or more Sub-Servicers, for the servicing and administration of the related Mortgage Loans. The Trustee is hereby authorized to acknowledge, at the request of the Servicer, any Sub-Servicing Agreement that meets the requirements applicable to Sub-Servicing Agreements set forth in this Agreement and that is otherwise permitted under this Agreement.

                  Each Sub-Servicer shall be (i) authorized to transact business in the state or states in which the related Mortgaged Properties it is to service are situated, if and to the extent required by applicable law to enable such Sub-Servicer to perform its obligations hereunder and under the related Sub-Servicing Agreement, (ii) an institution approved as a mortgage loan originator by the Federal Housing Administration or an institution the deposit accounts in which are insured by the FDIC and (iii) a Freddie Mac or Fannie Mae approved mortgage servicer. Each Sub-Servicing Agreement must impose on the related Sub-Servicer requirements conforming to the provisions set forth in Section 3.08 and provide for servicing of the related Mortgage Loans consistent with the terms of this Agreement. The Servicer will examine each Sub-Servicing Agreement to which the Servicer is a party and will be familiar with the terms thereof. The terms of any Sub-Servicing Agreement will not be inconsistent with any of the provisions of this Agreement. The Servicer and Sub-Servicer may enter into and make amendments to the applicable Sub-Servicing Agreement or enter into different forms of Sub-

Servicing Agreements; provided, however, that any such amendments or different forms shall be consistent with and not violate the provisions of this Agreement, and that no such amendment or different form shall be made or entered into which could be reasonably expected to be materially adverse to the interests of the Certificateholders, without the consent of the Holders of Certificates entitled to at least 66% of the Voting Rights. Any variation without the consent of the Holders of Certificates entitled to at least 66% of the Voting Rights from the provisions set forth in Section 3.08 relating to insurance or priority requirements of Sub-Servicing Accounts, or credits and charges to the Sub-Servicing Accounts or the timing and amount of remittances by the a Sub-Servicer to the Servicer, are conclusively deemed to be inconsistent with this Agreement and therefore prohibited. The Servicer shall deliver to the Trustee copies of all Sub-Servicing Agreements, and any amendments or modifications thereof, promptly upon the Servicer's execution and delivery of such instruments.

                  (b) As part of its servicing activities hereunder, the Servicer (except as otherwise provided in the last sentence of this paragraph), for the benefit of the Trust Fund and the Certificateholders, shall enforce the obligations of each Sub-Servicer servicing the related Mortgage Loans under the related Sub-Servicing Agreement, including, without limitation, any obligation to make advances in respect of Delinquent payments as required by the applicable Sub-Servicing Agreement. Such enforcement, including, without limitation, the legal prosecution of claims, termination of Sub-Servicing Agreements, and the pursuit of other appropriate remedies, shall be in such form and carried out to such an extent and at such time as the Servicer, in its good faith business judgment, would require were it the owner of the related Mortgage Loans. The Servicer, as applicable, shall pay the costs of such enforcement at its own expense, and shall be reimbursed therefor only (i) from a general recovery resulting from such enforcement, to the extent, if any, that such recovery exceeds all amounts due in respect of the related Mortgage Loans or (ii) from a specific recovery of costs, expenses or attorneys' fees against the party against whom such enforcement is directed.

                  SECTION 3.03. Successor Sub-Servicers.

                  The Servicer shall be entitled to terminate any Sub-Servicing Agreement and the rights and obligations of any Sub-Servicer pursuant to the related Sub-Servicing Agreement in accordance with the terms and conditions of such Sub-Servicing Agreement. In the event of termination of any Sub-Servicer, all servicing obligations of such Sub-Servicer shall be assumed simultaneously by the Servicer without any act or deed on the part of such Sub-Servicer or the Servicer, and the Servicer either shall service directly the related Mortgage Loans or shall enter into a Sub-Servicing Agreement with a successor Sub-Servicer which qualifies under Section 3.02.

                  Any Sub-Servicing Agreement shall include the provision that such agreement may be immediately terminated by the Trustee without fee, in accordance with the terms of this Agreement, in the event that the Servicer shall, for any reason, no longer be the Servicer (including termination due to a Servicer Event of Default).



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

                  SECTION 3.04. Liability of the Servicer.

                  Notwithstanding any Sub-Servicing Agreement, any of the provisions of this Agreement relating to agreements or arrangements between the Servicer and a Sub-Servicer or reference to actions taken through a Sub-Servicer or otherwise, the Servicer shall remain obligated and primarily liable to the Trust Fund and the Certificateholders for the servicing and administering of the related Mortgage Loans in accordance with the provisions of Section 3.01 without diminution of such obligation or liability by virtue of such Sub-Servicing Agreements or arrangements or by virtue of indemnification from the related Sub-Servicer and to the same extent and under the same terms and conditions as if the Servicer alone were servicing and administering the related Mortgage Loans. The Servicer shall be entitled to enter into any agreement with a Sub-Servicer for indemnification of the Servicer by such Sub-Servicer and nothing contained in this Agreement shall be deemed to limit or modify such indemnification.

                  SECTION 3.05. No Contractual Relationship Between
                                Sub-Servicers and Trustee or Certificateholders.

                  Any Sub-Servicing Agreement that may be entered into and any transactions or services relating to the Mortgage Loans involving a Sub-Servicer in its capacity as such shall be deemed to be between the related Sub-Servicer and the Servicer alone, and the Trustee and Certificateholders shall not be deemed parties thereto and shall have no claims, rights, obligations, duties or liabilities with respect to the related Sub-Servicer except as set forth in Section 3.06. The Servicer shall be solely liable for all fees owed by it to any related Sub-Servicer, irrespective of whether the Servicer's compensation pursuant to this Agreement is sufficient to pay such fees.

                  SECTION 3.06. Assumption or Termination of Sub-Servicing
                                Agreements by Trustee.

                  In the event that the Servicer shall for any reason no longer be the Servicer (including by reason of the occurrence of a Servicer Event of Default), the Trustee or its designee shall thereupon assume all of the rights and obligations of the Servicer subject to Section 7.02 under each Sub-Servicing Agreement that the Servicer may have entered into, unless the Trustee elects to terminate any Sub-Servicing Agreement in accordance with its terms as provided in Section 3.03. Upon such assumption, the Trustee, its designee or the successor servicer for the Trustee appointed pursuant to
Section 7.02 shall be deemed, subject to Section 3.03, to have assumed all of the Servicer's interest therein and to have replaced the Servicer as a party to each Sub-Servicing Agreement to the same extent as if each Sub-Servicing Agreement had been assigned to the assuming party, except that (i) the Servicer shall not thereby be relieved of any liability or obligations under any related Sub-Servicing Agreement that arose before it ceased to be the Servicer and (ii) none of the Trustee, its designee or any successor servicer shall be deemed to have assumed any liability or obligation of the Servicer that arose before it ceased to be the Servicer.

                  The Servicer at its expense shall, upon request of the Trustee, deliver to the assuming party all documents and records relating to each Sub-Servicing Agreement and the Mortgage Loans then being serviced and an accounting of amounts collected and held by or on



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behalf of it, and otherwise use its best efforts to effect the orderly and efficient transfer of the related Sub-Servicing Agreements to the assuming party.

                  SECTION 3.07. Collection of Certain Mortgage Loan Payments.

                  The Servicer shall make reasonable efforts to collect all payments called for under the terms and provisions of the Mortgage Loans, and shall, to the extent such procedures shall be consistent with this Agreement and the terms and provisions of any applicable insurance policies, follow such collection procedures as it would follow with respect to mortgage loans comparable to the Mortgage Loans and held for its own account. Consistent with the foregoing, the Servicer may in its discretion (i) waive any late payment charge or, if applicable, any penalty interest, or (ii) extend the due dates for the Monthly Payments due on a Mortgage Note for a period of not greater than 180 days; provided that any extension pursuant to clause (ii) above shall not affect the amortization schedule of any Mortgage Loan for purposes of any computation hereunder, except as provided below. In the event of any such arrangement pursuant to clause (ii) above, the Servicer shall make timely P&I Advances on such Mortgage Loan during such extension pursuant to Section 4.03 and in accordance with the amortization schedule of such Mortgage Loan without modification thereof by reason of such arrangements, subject to Section 4.03(d) pursuant to which the Servicer shall not be required to make any such P&I Advances that are Nonrecoverable P&I Advances. Notwithstanding the foregoing, in the event that a Mortgage Loan is in default or, in the judgment of the Servicer, such default is reasonably foreseeable, the Servicer, consistent with the standards set forth in Section 3.01, may also waive, modify or vary any term of such Mortgage Loan (including modifications that would change the related Mortgage Rate, forgive the payment of principal or interest or extend the final maturity date of such Mortgage Loan), accept payment from the related Mortgagor of an amount less than the Stated Principal Balance in final satisfaction of such Mortgage Loan (such payment, a "Short Pay-off") or consent to the postponement of strict compliance with any such term or otherwise grant indulgence to any related Mortgagor.

                  SECTION 3.08. Sub-Servicing Accounts.

                  In those cases where a Sub-Servicer is servicing a Mortgage Loan pursuant to a Sub-Servicing Agreement, the related Sub-Servicer will be required to establish and maintain one or more accounts (each such account or accounts, a "Sub-Servicing Account"). Each Sub-Servicing Account shall be an Eligible Account. Each Sub-Servicer shall deposit in the clearing account (which account must be an Eligible Account) in which it customarily deposits payments and collections on mortgage loans in connection with its mortgage loan servicing activities on a daily basis, and in no event more than one Business Day after such Sub-Servicer's receipt thereof, all proceeds of the related Mortgage Loans received by such Sub-Servicer less its servicing compensation to the extent permitted by the related Sub-Servicing Agreement, and shall thereafter deposit such amounts in the related Sub-Servicing Account, in no event more than two Business Days after the deposit of such funds into the clearing account. Each Sub-Servicer shall thereafter deposit such proceeds in the Collection Account or remit such proceeds to the Servicer for deposit in the Collection Account not later than two Business Days after the deposit of such amounts in the related Sub-Servicing Account. For purposes of this Agreement, the Servicer shall be deemed to have received payments on the related Mortgage Loans when the related Sub-Servicer receives such payments.


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

                  SECTION 3.09. Collection of Taxes, Assessments and Similar
                                Items; Servicing Accounts.

                  The Servicer shall establish and maintain, or cause to be established and maintained, one or more accounts (each such account or accounts, a "Servicing Account"). The Servicing Accounts shall be Eligible Accounts. The Servicer shall deposit in the clearing account (which account must be an Eligible Account) in which it customarily deposits payments and collections on mortgage loans in connection with its mortgage loan servicing activities on a daily basis, and in no event more than one Business Day after the Servicer's receipt thereof, all collections from the Mortgagors (or related advances from a related Sub-Servicer) for the payment of taxes, assessments, hazard insurance premiums and comparable items for the account of the Mortgagors ("Escrow Payments") collected on account of the Mortgage Loans and shall thereafter deposit such Escrow Payments in the related Servicing Accounts, in no event more than two Business Days after the deposit of good funds in the clearing account, for the purpose of effecting the payment of any such items as required under the terms of this Agreement. Withdrawals of amounts from a Servicing Account may be made only to (i) effect payment of taxes, assessments, hazard insurance premiums, and comparable items; (ii) reimburse the Servicer (or a Sub-Servicer to the extent provided in the related Sub-Servicing Agreement) out of related collections for any advances made pursuant to Section 3.01 (with respect to taxes and assessments) and
Section 3.14 (with respect to hazard insurance); (iii) refund to Mortgagors any sums as may be determined to be overages; (iv) pay interest, if required and as described below, to Mortgagors on balances in the Servicing Account;
(v) clear and terminate the Servicing Account at the termination of the Servicer's obligations and responsibilities in respect of the Mortgage Loans under this Agreement in accordance with Article IX or (vi) recover amounts deposited in error. As part of its servicing duties, the Servicer or Sub-Servicer shall pay to the Mortgagors interest on funds in the Servicing Accounts, to the extent required by law and, to the extent that interest earned on funds in the Servicing Accounts is insufficient, to pay such interest from its or their own funds, without any reimbursement therefor. The Servicer will be responsible for the administration of the Servicing Accounts and will be obligated to make Servicing Advances to the Servicing Account in respect of its obligations under this Section 3.09, reimbursable from the Servicing Accounts or Collection Account, when and as necessary to avoid the lapse of insurance coverage on the Mortgaged Property, or which the Servicer knows, or in the exercise of the required standard of care of the Servicer hereunder should know, is necessary to avoid the loss of the Mortgaged Property due to a tax sale or the foreclosure as a result of a tax lien.

                  SECTION 3.10. Collection Account; Distribution Account and
                                Pre-Funding Account.

                  (a) On behalf of the Trust Fund, the Servicer shall establish and maintain, or cause to be established and maintained, one or more accounts (each such account or accounts, a "Collection Account"), held in trust for the benefit of the Trustee and the Certificateholders. On behalf of the Trust Fund, the Servicer shall deposit or cause to be deposited in the related clearing account (which account must be an Eligible Account) in which it customarily deposits payments and collections on mortgage loans in connection with its mortgage loan servicing activities on a daily basis, and in no event more than one Business Day after the Servicer's receipt thereof, and shall thereafter deposit in the Collection Account, in no event more than two



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Business Days after the deposit of good funds into the clearing account, as and when received or as otherwise required hereunder, the following payments and collections received or made by it subsequent to the related Cut-off Date (other than in respect of principal or interest on the Mortgage Loans due on or before the related Cut-off Date), or payments (other than Principal Prepayments) received by it on or prior to the related Cut-off Date but allocable to a Due Period subsequent thereto:

                        (i) all payments on account of principal, including Principal Prepayments, on the Mortgage Loans;

                        (ii) all payments on account of interest (net of the
                  Servicing Fee) on each Mortgage Loan;

                        (iii) all Insurance Proceeds and Liquidation Proceeds
                  (other than proceeds collected in respect of any particular REO Property and amounts paid by the Servicer in connection with a purchase of the Mortgage Loans and REO Properties pursuant to Section 9.01);

                        (iv) any amounts required to be deposited pursuant to
                  Section 3.12 in connection with any losses realized on Permitted Investments with respect to funds held in the Collection Account;

                        (v) any amounts required to be deposited by the Servicer pursuant to the second paragraph of Section 3.14(a) in respect of any blanket policy deductibles;

                        (vi) all proceeds of any Mortgage Loan repurchased or
                  purchased in accordance with Section 2.03, Section 3.16(c) or Section 9.01;

                        (vii) all Substitution Shortfall Amounts; and

                        (viii) all Prepayment Charges collected by the Servicer.

For purposes of the immediately preceding sentence, the Cut-off Date with respect to any Qualified Substitute Mortgage Loan shall be deemed to be the date of substitution.

                  The foregoing requirements for deposit in the Collection Accounts shall be exclusive, it being understood and agreed that, without limiting the generality of the foregoing, payments in the nature of late payment charges, non sufficient funds fees, reconveyance fees, assumption fees and other similar fees and charges need not be deposited by the Servicer in the Collection Account and shall, upon collection, belong to the Servicer as additional compensation for its servicing activities. In the event the Servicer shall deposit in the Collection Account any amount not required to be deposited therein, it may at any time withdraw such amount from the Collection Account, any provision herein to the contrary notwithstanding.

                  (b) On behalf of the Trust Fund, the Trustee shall establish and maintain one or more accounts (such account or accounts, the "Distribution Account"), held in trust for the benefit of the Trust Fund and the Certificateholders. On behalf of the Trust Fund, the Servicer shall deliver to the Trustee in immediately available funds for deposit in the Distribution


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

Account on or before 1:00 p.m. New York time (i) on the Servicer Remittance Date, that portion of the Available Distribution Amount (calculated without regard to the references in clause (2) of the definition thereof to amounts that may be withdrawn from the Distribution Account) for the related Distribution Date then on deposit in the Collection Account, the amount of all Prepayment Charges on the Mortgage Loans collected by the Servicer in connection with the voluntary Principal Prepayment in full or in part of any of the Mortgage Loans then on deposit in the Collection Account (other than any such Prepayment Charges received after the related Prepayment Period), and
(ii) on each Business Day as of the commencement of which the balance on deposit in the Collection Account exceeds $75,000 following any withdrawals pursuant to the next succeeding sentence, the amount of such excess, but only if the Collection Account constitutes an Eligible Account solely pursuant to clause (ii) of the definition of "Eligible Account." If the balance on deposit in the the Collection Account exceeds $75,000 as of the commencement of business on any Business Day and the Collection Account constitutes an Eligible Account solely pursuant to clause (ii) of the definition of "Eligible Account," the Servicer shall, on or before 3:00 p.m. New York time on such Business Day, withdraw from the Collection Account any and all amounts payable or reimbursable to itself, the Depositor, the Trustee, the Seller or any Sub-Servicer pursuant to Section 3.11 and shall pay such amounts to the Persons entitled thereto. If the Servicer fails to remit to the Trustee for distribution to the Certificateholders any payment, including any P&I Advance or Servicing Advance, to be made by the Servicer on the Servicer Remittance Date (without regard to any grace period), the Servicer shall pay to the Trustee, for the account of the Trustee, interest on such late remittance at the Federal Funds Rate from and including the Servicer Remittance Date to but excluding the related Distribution Date.

                  (c) Funds in the Collection Account, the Distribution Account and the Pre-Funding Account may be invested in Permitted Investments in accordance with the provisions set forth in Section 3.12. The Servicer shall give notice to the Trustee and the Depositor of the location of the Collection Account maintained by it when established and prior to any change thereof. The Trustee shall give notice to the Servicer and the Depositor of the location of the Distribution Account and the Pre-Funding Account when established and prior to any change thereof.

                  (d) Funds held in a Collection Account at any time may be delivered by the Servicer to the Trustee for deposit in an account (which may be the Distribution Account and must satisfy the standards for the Distribution Account as set forth in the definition thereof) and for all purposes of this Agreement shall be deemed to be a part of such Collection Account until the Servicer Remittance Date when such amounts are required to be deposited into the Distribution Account; provided, however, that the Trustee shall have the sole authority to withdraw any funds held pursuant to this subsection (d). In the event that the Servicer shall deliver to the Trustee for deposit in the Distribution Account any amount not required to be deposited therein, it may at any time request that the Trustee withdraw such amount from the Distribution Account and remit to it any such amount, any provision herein to the contrary notwithstanding. In addition, the Servicer shall deliver to the Trustee from time to time for deposit and in any event shall remit all such amounts no later than the Servicer Remittance Date, and the Trustee shall so deposit, in the Distribution Account:

                        (i) any P&I Advances, as required pursuant to Section 4.03;


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


                        (ii) any amounts required to be deposited pursuant to
                  Section 3.23(d) or (f) in connection with any REO Property;

                        (iii) any amounts to be paid by the Servicer in
                  connection with a purchase of the Mortgage Loans and REO Properties pursuant to Section 9.01; and

                        (iv) any related amounts required to be deposited
                  pursuant to Section 3.24 in connection with any Prepayment Interest Shortfalls.

                  (e) The Trustee shall establish and maintain, on behalf of the Certificateholders, the Pre-Funding Account. On the Closing Date the Depositor shall remit the Pre-Funded Amount to the Trustee for deposit in the Pre-Funding Account. The Pre-Funded Amount will be allocated evenly between Subgroup 1 and Subgroup 2 for the purchase of Subsequent Mortgage Loans for the related Subgroup. On each Subsequent Transfer Date, upon satisfaction of the conditions for such Subsequent Transfer Date set forth in Sections 2.01(c) and (d), the Trustee shall remit to the Depositor the applicable Aggregate Subsequent Transfer Amount as payment of the purchase price for the related Subsequent Mortgage Loans.

         If any funds remain in the Pre-Funding Account on July15, 2002, to the extent that they represent earnings on the amounts originally deposited into the Pre-Funding Account, the Trustee shall distribute them to the order of the Depositor. The remaining funds shall be transferred to the Distribution Account to be included as part of principal distributions to the Certificates on the July 2002 Distribution Date.

                  SECTION 3.11. Withdrawals from the Collection Account and
                                Distribution Account.

                  (a) The Servicer shall, from time to time, make withdrawals from the Collection Account for any of the following purposes or as described in Section 4.03:

                        (i) to remit to the Trustee for deposit in the
                  Distribution Account the amounts required to be so remitted pursuant to Section 3.10(b) or permitted to be so remitted pursuant to the first sentence of Section 3.10(d);

                        (ii) subject to Section 3.16(d), to reimburse itself
                  for, without duplication, (a) P&I Advances, but only to the extent of amounts received which represent Late Collections (net of the Servicing Fees) of Monthly Payments, Liquidation Proceeds, condemnation proceeds or Insurance Proceeds on the Mortgage Loans with respect to which such P&I Advances were made in accordance with the provisions of Section 4.03 or
                  (b) any unreimbursed P&I Advances remaining after the final liquidation of a Mortgage Loan that are Nonrecoverable P&I Advances not otherwise recoverable to subsection (ii)(a) hereof;

                        (iii) subject to Section 3.16(d), to pay itself or any
                  Sub-Servicer (a) any unpaid Servicing Fees or (b) any unreimbursed Servicing Advances with respect to each Mortgage Loan, but only to the extent of any Late Collections, Liquidation Proceeds, condemnation proceeds, Insurance Proceeds or other amounts as may be collected by the Servicer from a Mortgagor, or otherwise


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


                  received with respect to such Mortgage Loan or (c) any unreimbursed Servicing Advances made remaining after the final liquidation of a Mortgage Loan that are Nonrecoverable Servicing Advances, but only to the extent that Late Collections, Liquidation Proceeds, condemnation proceeds and Insurance Proceeds received with respect to such Mortgage
                  Loan are insufficient to reimburse the Servicer or any related Sub-Servicer for Servicing Advances;

                        (iv) to pay itself as servicing compensation (in
                  addition to the Servicing Fee) on the Servicer Remittance Date any interest or investment income earned on funds deposited in the Collection Account;

                        (v) to pay itself, the related Originator, the
                  Depositor or the Seller, as the case may be, with respect to each Mortgage Loan that has previously been purchased or replaced pursuant to Section 2.03 or Section 3.16(c) all amounts received thereon subsequent to the date of purchase or substitution, as the case may be;

                        (vi) to reimburse itself for any P&I Advance or
                  Servicing Advance previously made which the Servicer has determined to be a Nonrecoverable P&I Advance or Nonrecoverable Servicing Advance in accordance with the provisions of Section 4.03;

                        (vii) to reimburse itself or the Depositor for expenses
                  incurred by or reimbursable to the Servicer or the Depositor, as the case may be, pursuant to Section 6.03;

                        (viii) to reimburse itself or the Trustee, as the case
                  may be, for expenses reasonably incurred in respect of the breach or defect giving rise to the purchase obligation under Section 2.03 or Section 2.04 of this Agreement that were included in the Purchase Price of the Mortgage Loan, including any expenses arising out of the enforcement of the purchase obligation;

                        (ix) to pay, or to reimburse itself for advances in
                  respect of, expenses incurred in connection with any Mortgage Loan pursuant to Section 3.16(b);

                        (x) to withdraw funds deposited in error and to clear
                  and terminate the Collection Account pursuant to Section
                  9.01.

                  The Servicer shall keep and maintain separate accounting, on a Mortgage Loan by Mortgage Loan basis, for the purpose of justifying any withdrawal from the Collection Account, to the extent held by or on behalf of it, pursuant to subclauses (ii), (iii), (v), (vi), (viii) and (ix) above. The Servicer shall provide written notification to the Trustee on or prior to the next succeeding Servicer Remittance Date, upon making any withdrawals from the Collection Account pursuant to subclause (vii) above.

                  (b) The Trustee shall, from time to time, make withdrawals from the Distribution Account, for any of the following purposes, without priority:


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

                        (i) to make distributions to Certificateholders and the Depositor in accordance with Section 4.01;

                        (ii) to pay any Extraordinary Trust Fund Expenses;

                       (iii) [reserved];

                        (iv) to reimburse itself pursuant to Section 7.01 to
                  the extent such amounts in Section 7.01 were not reimbursed by the Servicer;

                        (v)  to pay any amounts in respect of taxes pursuant to
                  Section 10.01(g)(iii);

                        (vi) to remit to the Servicer any amount deposited in
                  the Distribution Account by the Servicer but not required to be deposited therein in accordance with Section 3.10(d); and

                       (vii) to clear and terminate the Distribution Account
                  pursuant to Section 9.01.

                  SECTION 3.12. Investment of Funds in the Collection Account
                                and the Distribution Account.

                  (a) The Servicer may direct any depository institution maintaining the Collection Account (for purposes of this Section 3.12, an "Investment Account"), and the Trustee, in its individual capacity, may direct any depository institution maintaining the Distribution Account (for purposes of this Section 3.12, also an "Investment Account"), to invest the funds in such Investment Account in one or more Permitted Investments bearing interest or sold at a discount, and maturing, unless payable on demand, (i) no later than the Business Day immediately preceding the date on which such funds are required to be withdrawn from such account pursuant to this Agreement, if a Person other than the Trustee is the obligor thereon and (ii) no later than the date on which such funds are required to be withdrawn from such account pursuant to this Agreement, if the Trustee is the obligor thereon. All such Permitted Investments shall be held to maturity, unless payable on demand. Any investment of funds in an Investment Account shall be made in the name of the Trustee (in its capacity as such) or in the name of a nominee of the Trustee, in each case, for the benefit of the Certificateholders. The Trustee shall be entitled to sole control (except with respect to investment direction of funds held in the Collection Account and any income and gain realized thereon) over each such investment, and any certificate or other instrument evidencing any such investment shall be delivered directly to the Trustee or its agent, together with any document of transfer necessary to transfer title to such investment to the Trustee or its nominee. In the event amounts on deposit in an Investment Account are at any time invested in a Permitted Investment payable on demand, the Trustee shall:

                           (x) consistent with any notice required to be given
                  thereunder, demand that payment thereon be made on the last day such Permitted Investment may otherwise mature hereunder in an amount equal to the lesser of (1) all amounts then payable thereunder and (2) the amount required to be withdrawn on such date; and



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

                           (y) demand payment of all amounts due thereunder
                  promptly upon determination by a Responsible Officer of the Trustee that such Permitted Investment would not constitute a Permitted Investment in respect of funds thereafter on deposit in the Investment Account.

                  (b) All income and gain realized from the investment of funds deposited in the Collection Account and any REO Account held by or on behalf of the Servicer, shall be for the benefit of the Servicer and shall be subject to its withdrawal in accordance with Section 3.11 or Section 3.23, as applicable or withdrawal by the Trustee in accordance with Section 3.11. The Servicer shall deposit in the Collection Account or any REO Account, as applicable, the amount of any loss of principal incurred in respect of any such Permitted Investment made with funds in the Collection Account or REO Account immediately upon realization of such loss.

                  (c) All income and gain realized from the investment of funds deposited in the Distribution Account held by or on behalf of the Trustee shall be for the benefit of the Trustee and shall be subject to withdrawal by the Trustee at any time. The Trustee shall deposit in the Distribution Account, the amount of any loss of principal incurred in respect of any such Permitted Investment made with funds in such accounts immediately upon realization of such loss.

                  (d) Except as otherwise expressly provided in this Agreement, if any default occurs in the making of a payment due under any Permitted Investment, or if a default occurs in any other performance required under any Permitted Investment, the Trustee may and, subject to Section 8.01 and Section 8.02(v), upon the request of the Holders of Certificates representing more than 50% of the Voting Rights allocated to any Class of Certificates, shall take such action as may be appropriate to enforce such payment or performance, including the institution and prosecution of appropriate proceedings.

                  SECTION 3.13. RESERVED.

                  SECTION 3.14. Maintenance of Hazard Insurance and Errors and
                                Omissions and Fidelity Coverage.

                  (a) The Servicer shall cause to be maintained for each Mortgage Loan fire insurance with extended coverage on the related Mortgaged Property in an amount which is at least equal to the least of (i) the current principal balance of such Mortgage Loan, (ii) the amount necessary to fully compensate for any damage or loss to the improvements that are a part of such property on a replacement cost basis and (iii) the maximum insurable value of the improvements which are a part of such Mortgaged Property, in each case in an amount not less than such amount as is necessary to avoid the application of any coinsurance clause contained in the related hazard insurance policy. The Servicer shall also cause to be maintained fire insurance with extended coverage on each REO Property in an amount which is at least equal to the lesser of (i) the maximum insurable value of the improvements which are a part of such property and (ii) the outstanding principal balance of the related Mortgage Loan at the time it became an REO Property, plus accrued interest at the related Mortgage Rate and related Servicing Advances. The Servicer will comply in the performance of this Agreement with all reasonable rules and requirements of each insurer under any such hazard policies. Any amounts to be collected by the



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

Servicer under any such policies (other than amounts to be applied to the restoration or repair of the property subject to the related Mortgage Loan or amounts to be released to the related Mortgagor in accordance with the procedures that the Servicer would follow in servicing loans held for its own account, subject to the terms and conditions of the related Mortgage Loan and related Mortgage Note) shall be deposited in the Collection Account, subject to withdrawal pursuant to Section 3.11, if received in respect of a Mortgage Loan, or in the REO Account, subject to withdrawal pursuant to Section 3.23, if received in respect of an REO Property. Any cost incurred by the Servicer in maintaining any such insurance shall not, for the purpose of calculating distributions to Certificateholders, be added to the unpaid principal balance of the related Mortgage Loan, notwithstanding that the terms of such Mortgage Loan so permit. Any insurance premiums not paid by the related Mortgagor and advanced by the Servicer shall constitute a Servicing Advance. It is understood and agreed that no earthquake or other additional insurance is to be required of any Mortgagor other than pursuant to such applicable laws and regulations as shall at any time be in force and as shall require such additional insurance. If the Mortgaged Property or REO Property is at any time in an area identified in the Federal Register by the Federal Emergency Management Agency as having special flood hazards and flood insurance has been made available, the Servicer will cause to be maintained a flood insurance policy in respect thereof. Such flood insurance shall be in an amount equal to the lesser of (i) the unpaid principal balance of the related Mortgage Loan and (ii) the maximum amount of such insurance available for the related Mortgaged Property under the national flood insurance program (assuming that the area in which such Mortgaged Property is located is participating in such program).

                  In the event that the Servicer shall obtain and maintain a blanket policy with an insurer having a General Policy Rating of B:III or better in Best's Key Rating Guide (or such other rating that is comparable to such rating) insuring against hazard losses on all of the Mortgage Loans, it shall conclusively be deemed to have satisfied its obligations as set forth in the first two sentences of this Section 3.14, it being understood and agreed that such policy may contain a deductible clause, in which case the Servicer shall, in the event that there shall not have been maintained on the related Mortgaged Property or related REO Property a policy complying with the first two sentences of this Section 3.14, and there shall have been one or more losses which would have been covered by such policy, deposit to the Collection Account from its own funds the amount not otherwise payable under the blanket policy because of such deductible clause. In connection with its activities as administrator and servicer of the Mortgage Loans, the Servicer agrees to prepare and present, on behalf of itself, the Trustee and Certificateholders, claims under any such blanket policy in a timely fashion in accordance with the terms of such policy.

                  (b) The Servicer shall keep in force during the term of this Agreement a policy or policies of insurance covering errors and omissions for failure in the performance of the Servicer's obligations under this Agreement, which policy or policies shall be in such form and amount that would meet the requirements of Fannie Mae or Freddie Mac if it were the purchaser of the Mortgage Loans, unless the Servicer has obtained a waiver of such requirements from Fannie Mae or Freddie Mac. The Servicer shall also maintain a fidelity bond in the form and amount that would meet the requirements of Fannie Mae or Freddie Mac, unless the Servicer has obtained a waiver of such requirements from Fannie Mae or Freddie Mac. The Servicer shall provide the Trustee (upon its reasonable request) with copies of any such insurance policies and




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fidelity bond. The Servicer shall be deemed to have complied with this provision if an Affiliate of the Servicer has such errors and omissions and fidelity bond coverage and, by the terms of such insurance policy or fidelity bond, the coverage afforded thereunder extends to the Servicer. Any such errors and omissions policy and fidelity bond shall by its terms not be cancelable without thirty days' prior written notice to the Trustee. The Servicer shall also cause each Sub-Servicer to maintain a policy of insurance covering errors and omissions and a fidelity bond which would meet such requirements.

                  SECTION 3.15. Enforcement of Due-On-Sale Clauses; Assumption Agreements.

                  The Servicer will, to the extent it has knowledge of any conveyance or prospective conveyance of any Mortgaged Property by any Mortgagor (whether by absolute conveyance or by contract of sale, and whether or not such Mortgagor remains or is to remain liable under the applicable Mortgage Note and/or the related Mortgage), exercise its rights to accelerate the maturity of such Mortgage Loan under the "due-on-sale" clause, if any, applicable thereto; provided, however, that the Servicer shall not be required to take such action if in its sole business judgment the Servicer believes it is not in the best interests of the Trust Fund and shall not exercise any such rights if prohibited by law from doing so. If the Servicer reasonably believes it is unable under applicable law to enforce such "due-on-sale" clause, or if any of the other conditions set forth in the proviso to the preceding sentence apply, the Servicer will enter into an assumption and modification agreement from or with the person to whom such property has been conveyed or is proposed to be conveyed, pursuant to which such person becomes liable under the related Mortgage Note and, to the extent permitted by applicable state law, the related Mortgagor remains liable thereon. The Servicer is also authorized to enter into a substitution of liability agreement with such person, pursuant to which the original related Mortgagor is released from liability and such person is substituted as the Mortgagor and becomes liable under the related Mortgage Note, provided that no such substitution shall be effective unless such person satisfies the underwriting criteria of the Servicer and has a credit risk rating at least equal to that of the original related Mortgagor. In connection with any assumption, modification or substitution, the Servicer shall apply such underwriting standards and follow such practices and procedures as shall be normal and usual in its general mortgage servicing activities and as it applies to other mortgage loans owned solely by it. The Servicer shall not take or enter into any assumption and modification agreement, however, unless (to the extent practicable in the circumstances) it shall have received confirmation, in writing, of the continued effectiveness of any applicable hazard insurance policy, or a new policy meeting the requirements of this Section is obtained. Any fee collected by the Servicer in respect of an assumption, modification or substitution of liability agreement will be retained by the Servicer as additional servicing compensation. In connection with any such assumption, no material term of the related Mortgage Note (including but not limited to the related Mortgage Rate and the amount of the related Monthly Payment) may be amended or modified, except as otherwise required pursuant to the terms thereof. The Servicer shall notify the applicable Custodian that any such substitution, modification or assumption agreement has been completed by forwarding to the Trustee the executed original of such substitution, modification or assumption agreement, which document shall be added to the related Mortgage File and shall, for all purposes, be considered a part of such Mortgage File to the same extent as all other documents and instruments constituting a part thereof. Notwithstanding the foregoing, the Servicer may enforce the due on sale clause,



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or the assumption and modification, or the substitution if it reasonably believes that it is in the best interest of the Trust Fund.

                  Notwithstanding the foregoing paragraph or any other provision of this Agreement, the Servicer shall not be deemed to be in default, breach or any other violation of its obligations hereunder by reason of any assumption of a Mortgage Loan by operation of law or by the terms of the related Mortgage Note or any assumption which the Servicer may be restricted by law from preventing, for any reason whatever. For purposes of this Section 3.15, the term "assumption" is deemed to also include a sale (of the Mortgaged Property) subject to the Mortgage that is not accompanied by an assumption or substitution of liability agreement.

                  SECTION 3.16. Realization Upon Defaulted Mortgage Loans.

                  (a) The Servicer shall use its commercially reasonable efforts consistent with the servicing standard set forth in Section 3.01, to foreclose upon or otherwise comparably convert the ownership of properties securing such of the Mortgage Loans (including selling any such Mortgage Loan rather than converting the ownership of the related properties if such sale would maximize the timely and complete recovery of principal and interest on the related Mortgage Note in accordance with the servicing standard set forth in Section 3.01) as come into and continue in default and as to which no satisfactory arrangements can be made for collection of Delinquent payments pursuant to Section 3.07. The Servicer shall be responsible for all costs and expenses incurred by it in any such proceedings; provided, however, that such costs and expenses will be recoverable as Servicing Advances or Nonrecoverable Servicing Advances by the Servicer as contemplated in Section 3.11 and Section
3.23. The foregoing is subject to the provision that, in any case in which a Mortgaged Property shall have suffered damage from an Uninsured Cause, the Servicer shall not be required to expend its own funds toward the restoration of such property unless it shall determine in its sole and absolute discretion that such restoration will increase the proceeds of liquidation of the related Mortgage Loan after reimbursement to itself for such expenses.

                  (b) Notwithstanding the foregoing provisions of this Section
3.16 or any other provision of this Agreement, with respect to any Mortgage Loan as to which the Servicer has received actual notice of, or has actual knowledge of, the presence of any toxic or hazardous substance on the related Mortgaged Property, the Servicer shall not, on behalf of the Trust Fund, either (i) obtain title to such Mortgaged Property as a result of or in lieu of foreclosure or otherwise or (ii) otherwise acquire possession of, or take any other action with respect to, such Mortgaged Property, if, as a result of any such action, the Trustee, the Trust Fund or the Certificateholders would be considered to hold title to, to be a "mortgagee-in-possession" of, or to be an "owner" or "operator" of such Mortgaged Property within the meaning of the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended from time to time, or any comparable law, unless the Servicer has also previously determined, based on its reasonable judgment and a report prepared by a Person who regularly conducts environmental audits using customary industry standards, that:

                           (1) such Mortgaged Property is in compliance with
                  applicable environmental laws or, if not, that it would be in the best economic interest of the



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                  Trust Fund to take such actions as are necessary to bring
                  such Mortgaged Property into compliance therewith; and

                           (2) there are no circumstances present at such
                  Mortgaged Property relating to the use, management or disposal of any hazardous substances, hazardous materials, hazardous wastes, or petroleum-based materials for which investigation, testing, monitoring, containment, clean-up or remediation could be required under any federal, state or local law or regulation, or that if any such materials are present for which such action could be required, that it would be in the best economic interest of the Trust Fund to take such actions with respect to such affected Mortgaged Property.

                  The cost of the environmental audit report contemplated by this Section 3.16 shall be advanced by the Servicer, subject to the Servicer's right to be reimbursed therefor from the Collection Account as provided in
Section 3.11(a)(ix), such right of reimbursement being prior to the rights of Certificateholders to receive any amount in the Collection Account received in respect of the affected Mortgage Loan or other Mortgage Loans. It is understood by the parties hereto that any such advance will be deemed a Servicing Advance.

                  If the Servicer determines, as described above, that it is in the best economic interest of the Trust Fund to take such actions as are necessary to bring any such Mortgaged Property into compliance with applicable environmental laws, or to take such action with respect to the containment, clean-up or remediation of hazardous substances, hazardous materials, hazardous wastes or petroleum-based materials affecting any such Mortgaged Property, then the Servicer shall take such action as it deems to be in the best economic interest of the Trust Fund. The cost of any such compliance, containment, cleanup or remediation shall be advanced by the Servicer, subject to the Servicer's right to be reimbursed therefor from the Collection Account as provided in Section 3.11(a)(ix), such right of reimbursement being prior to the rights of Certificateholders to receive any amount in the Collection Account received in respect of the affected Mortgage Loan or other Mortgage Loans. It is understood by the parties hereto that any such advance will be deemed a Servicing Advance.

                  (c) The Servicer may at its option purchase from the Trust Fund any Mortgage Loan or related REO Property that is 90 days or more Delinquent, which the Servicer determines in good faith will otherwise become subject to foreclosure proceedings (evidence of such determination to be delivered in writing to the Trustee prior to purchase), at a price equal to the Purchase Price; provided, however, that the Servicer shall purchase any such Mortgage Loans or related REO Properties on the basis of delinquency, purchasing the most Delinquent Mortgage Loans or related REO Properties first. The Purchase Price for any Mortgage Loan or related REO Property purchased hereunder shall be deposited in the Collection Account, and the Trustee, upon receipt of written certification from the Servicer of such deposit, shall release or cause to be released to the Servicer the related Mortgage File and the Trustee shall execute and deliver such instruments of transfer or assignment, in each case without recourse, as the Servicer shall furnish and as shall be necessary to vest in the Servicer title to any Mortgage Loan or related REO Property released pursuant hereto.



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                  (d) Proceeds received in connection with any Final Recovery
Determination, as well as any recovery resulting from a partial collection of Insurance Proceeds or Liquidation Proceeds, in respect of any Mortgage Loan, will be applied in the following order of priority: first, to reimburse the Servicer or any Sub-Servicer for any related unreimbursed Servicing Advances and P&I Advances, pursuant to Section 3.11(a)(ii) or Section 3.11(a)(iii); second, to accrued and unpaid interest on the related Mortgage Loan, to the date of the Final Recovery Determination, or to the Due Date prior to the Distribution Date on which such amounts are to be distributed if not in connection with a Final Recovery Determination; and third, as a recovery of principal of such Mortgage Loan. If the amount of the recovery so allocated to interest is less than the full amount of accrued and unpaid interest due on such Mortgage Loan, the amount of such recovery will be allocated by the Servicer as follows: first, to unpaid Servicing Fees; and second, to the balance of the interest then due and owing. The portion of the recovery so allocated to unpaid Servicing Fees shall be reimbursed to the Servicer or any related Sub-Servicer pursuant to Section 3.11(a)(iii).

                  SECTION 3.17. Trustee to Cooperate; Release of Mortgage
                                Files.

                  (a) Upon the payment in full of any Mortgage Loan, or the receipt by the Servicer of a notification that payment in full shall be escrowed in a manner customary for such purposes, the Servicer will promptly notify the Trustee or the Custodian by a certification in the form of Exhibit E-2 (which certification shall include a statement to the effect that all amounts received or to be received in connection with such payment which are required to be deposited in the Collection Account pursuant to Section 3.10 have been or will be so deposited) signed by a Servicing Officer and shall request delivery to it of the related Mortgage File. Upon receipt of such certification and request, the Trustee or the Custodian shall, within five Business Days, release or cause the release and mailing by overnight mail of the related Mortgage File to the Servicer. No expenses incurred in connection with any instrument of satisfaction or deed of reconveyance shall be chargeable to the Collection Account or the Distribution Account.

                  (b) From time to time and as appropriate for the servicing or foreclosure of any Mortgage Loan, including, for this purpose, collection under any insurance policy relating to the Mortgage Loans, the Trustee shall, upon request of the Servicer and delivery to the Trustee or the Custodian, if permitted by the custodial agreement, of a Request for Release in the form of Exhibit E-1, cause the release of the related Mortgage File to the Servicer, and the Trustee shall, at the direction of the Servicer, execute such documents as shall be necessary to the prosecution of any such proceedings and the Servicer shall retain such Mortgage File in trust for the benefit of the Certificateholders. Such Request for Release shall obligate the Servicer to return each and every document previously requested from such Mortgage File to the Trustee or the Custodian when the need therefor by the Servicer no longer exists, unless the related Mortgage Loan has been liquidated and the Liquidation Proceeds relating to such Mortgage Loan have been deposited in the Collection Account or the related Mortgage File or such document has been delivered to an attorney, or to a public trustee or other public official as required by law, for purposes of initiating or pursuing legal action or other proceedings for the foreclosure of the related Mortgaged Property either judicially or non-judicially, and the Servicer has delivered to the Trustee a certificate of a Servicing Officer certifying as to the name and address of the Person to which such Mortgage File or such document was delivered and the purpose or purposes of such delivery. Upon receipt of a certificate of such Servicing Officer stating that



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such Mortgage Loan was liquidated and that all amounts received or to be received in connection with such liquidation that are required to be deposited into the Collection Account have been so deposited, or that such Mortgage Loan has become an REO Property, such Mortgage Loan shall be released by the Trustee or the Custodian to the Servicer or its designee.

                  (c) Upon written certification of a Servicing Officer, the Trustee shall execute and deliver to the Servicer any court pleadings, requests for trustee's sale or other documents reasonably necessary to the foreclosure or trustee's sale in respect of a Mortgaged Property or to any legal action brought to obtain judgment against any Mortgagor on the related Mortgage Note or related Mortgage or to obtain a deficiency judgment, or to enforce any other remedies or rights provided by such Mortgage Note or Mortgage or otherwise available at law or in equity, or shall exercise and deliver to the Servicer a power of attorney sufficient to authorize the Servicer to execute such documents on its behalf, provided that the Trustee shall be obligated to execute the documents identified above if necessary to enable the Servicer to perform its duties hereunder. Each such certification shall include a request that such pleadings or documents be executed by the Trustee and a statement as to the reason such documents or pleadings are required and that the execution thereof by the Trustee and delivery thereof by the Trustee or the Custodian as applicable will not invalidate or otherwise affect the lien of the related Mortgage, except for the termination of such a lien upon completion of the foreclosure or trustee's sale.

                  SECTION 3.18. Servicing Compensation.

                  As compensation for the activities of the Servicer hereunder, the Servicer shall be entitled to the Servicing Fee with respect to each Mortgage Loan payable solely from payments of interest in respect of such Mortgage Loan, subject to Section 3.24. In addition, the Servicer shall be entitled to recover unpaid Servicing Fees out of Late Collections, Insurance Proceeds, condemnation proceeds or Liquidation Proceeds to the extent permitted by Section 3.11(a)(iii) and out of amounts derived from the operation and sale of an REO Property to the extent permitted by Section 3.23. The right to receive the Servicing Fee may not be transferred in whole or in part except in connection with the transfer of all of the Servicer's responsibilities and obligations under this Agreement; provided, however, that the Servicer may pay from the related Servicing Fee any amounts due to a related Sub-Servicer pursuant to a Sub-Servicing Agreement entered into under
Section 3.02.

                  Additional servicing compensation in the form of assumption or modification fees, late payment charges, insufficient funds fees, reconveyance fees and other ancillary fees (other than Prepayment Charges) shall be retained by the Servicer (subject to Section 3.24) only to the extent such fees or charges are received by the Servicer. The Servicer shall also be entitled pursuant to Section 3.11(a)(iv) to withdraw from the Collection Account, and pursuant to Section 3.23(b) to withdraw from any REO Account, as additional servicing compensation, interest or other income earned on deposits therein, subject to Section 3.12 and Section 3.24. The Servicer shall be required to pay all expenses incurred by it in connection with its servicing activities hereunder (including premiums for the insurance required by Section 3.14, to the extent such premiums are not paid by the related Mortgagors or by a related Sub-Servicer, it being understood however, that payment of such premiums by the Servicer shall constitute Servicing Advances), servicing compensation of any Sub-Servicer and to the extent provided herein in



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Section 8.05, the indemnification of the Trustee, and shall not be entitled to reimbursement therefor except as specifically provided herein.

                  SECTION 3.19. Reports to the Trustee; Collection Account
                                Statements and Other Reporting Obligations

                  (a) Not later than thirty days after each Distribution Date, the Servicer shall forward to the Trustee and the Depositor a statement prepared by the Servicer setting forth the status of the Collection Account as of the close of business on such Distribution Date and showing, for the period covered by such statement, the aggregate amount of deposits into and withdrawals from the Collection Account of each category of deposit specified in Section 3.10(a) and each category of withdrawal specified in Section 3.11(a). Such statement may be in the form of the then current Fannie Mae Monthly Accounting Report for its Guaranteed Mortgage Pass-Through Program with appropriate additions and changes, and shall also include information as to the aggregate of the outstanding principal balances of all of the Mortgage Loans as of the last day of the calendar month immediately preceding such Distribution Date. Copies of such statement shall be provided by the Trustee to any Certificateholder and to any Person identified to the Trustee as a prospective transferee of a Certificate, upon request and at the expense of the requesting party, provided such statement is delivered by the Servicer to the Trustee. In addition, the Servicer shall provide such statement and all other loan level information relating to the Mortgage Loans that the Holder of the Residual Certificates may reasonably request, provided, however, that such request will be at the expense of such Holder of the Residual Certificates.

                  (b) The Servicer shall accurately and fully report its borrower credit files to all three credit repositories in a timely manner.

                  (c) At the request of an Originator, the Servicer shall provide such Originator with loan level information with respect to the related Mortgage Loans, provided that such request is reasonable and shall be subject to the approval of the Holder of the Residual Certificates. Any such request for loan level information shall be at the sole expense of the Originator requesting such information.

                  SECTION 3.20. Statement as to Compliance.

                  The Servicer will deliver to the Trustee, the Depositor, each Rating Agency and the Counterparty on or before 90 days following the end of the Servicer's fiscal year commencing in 2003, an Officers' Certificate stating, as to each signatory thereof, that (i) a review of the activities of the Servicer during the preceding year and of performance under this Agreement has been made under such officers' supervision and (ii) to the best of such officers' knowledge, based on such review, the Servicer has fulfilled all of its obligations under this Agreement throughout such year, or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officer and the nature and status thereof. Copies of any such statement shall be provided by the Trustee to any Certificateholder upon the request and at the expense of the requesting party, provided that such statement is delivered by the Servicer to the Trustee.

                  As of the Closing Date, the Servicer's fiscal year ends on December 31st.


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                  SECTION 3.21. Independent Public Accountants' Servicing
                                Report.

                  Not later than 90 days following the end of the Servicer's fiscal year commencing in 2003, the Servicer, at its expense, shall cause a nationally recognized firm of independent certified public accountants to furnish to the Servicer a report stating that (i) it has obtained a letter of representation regarding certain matters from the management of the Servicer which includes an assertion that the Servicer has complied with certain minimum residential mortgage loan servicing standards, identified in the Uniform Single Attestation Program for Mortgage Bankers established by the Mortgage Bankers Association of America, with respect to the servicing of residential mortgage loans during the most recently completed fiscal year and
(ii) on the basis of an examination conducted by such firm in accordance with standards established by the American Institute of Certified Public Accountants, such representation is fairly stated in all material respects, subject to such exceptions and other qualifications that may be appropriate. In rendering its report such firm may rely, as to matters relating to the direct servicing of residential mortgage loans by a Sub-Servicer, upon comparable reports of firms of independent certified public accountants rendered on the basis of examinations conducted in accordance with the same standards (rendered within one year of such report) with respect to such Sub-Servicer. Promptly upon receipt of such report, the Servicer shall furnish a copy of such report to the Trustee and each Rating Agency. Copies of such statement shall be provided by the Trustee to any Certificateholder upon request at the Servicer's expense, provided that such statement is delivered by the Servicer to the Trustee. In the event such firm of independent certified public accountants requires the Trustee to agree to the procedures performed by such firm, the Servicer shall direct the Trustee in writing to so agree; it being understood and agreed that the Trustee will deliver such letter of agreement in conclusive reliance upon the direction of the Servicer, and the Trustee has not made any independent inquiry or investigation as to, and shall have no obligation or liability in respect of, the sufficiency, validity or correctness of such procedures.

                  SECTION 3.22. Access to Certain Documentation.

                  The Servicer shall provide to the Office of Thrift Supervision, the FDIC, and any other federal or state banking or insurance regulatory authority that may exercise authority over any Certificateholder, access to the documentation regarding the Mortgage Loans under this Agreement, as may be required by applicable laws and regulations. Such access shall be afforded without charge, but only upon reasonable request and during normal business hours at the offices of the Servicer. In addition, access to the documentation regarding the Mortgage Loans serviced by the Servicer under this Agreement will be provided to any Certificateholder, the Trustee and to any Person identified to the Servicer as a prospective transferee of a Certificate, upon reasonable request during normal business hours at the offices of the Servicer at the expense of the Person requesting such access.

                  SECTION 3.23. Title, Management and Disposition of REO
                                Property.

                  (a) The deed or certificate of sale of any REO Property shall be taken in the name of the Trustee, or its nominee, in trust for the benefit of the Certificateholders. The Servicer, on behalf of the Trust Fund (and on behalf of the Trustee for the benefit of the Certificateholders), shall either sell any REO Property before the close of the third taxable year after the year the Trust Fund acquires ownership of such REO Property for purposes of Section 860G(a)(8) of the



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Code or request from the Internal Revenue Service, no later than 60 days before the day on which the three-year grace period would otherwise expire, an extension of the three-year grace period, unless the Servicer shall have delivered to the Trustee and the Depositor an Opinion of Counsel, addressed to the Trustee and the Depositor, to the effect that the holding by the Trust Fund of such REO Property subsequent to three years after its acquisition will not result in the imposition on any REMIC created hereunder of taxes on "prohibited transactions" thereof, as defined in Section 860F of the Code, or cause any REMIC created hereunder to fail to qualify as a REMIC under Federal law at any time that any Certificates are outstanding. The Servicer shall manage, conserve, protect and operate each REO Property for the Certificateholders solely for the purpose of its prompt disposition and sale in a manner which does not cause such REO Property to fail to qualify as "foreclosure property" within the meaning of Section 860G(a)(8) of the Code or result in the receipt by any REMIC created hereunder of any "income from non-permitted assets" within the meaning of Section 860F(a)(2)(B) of the Code, or any "net income from foreclosure property" which is subject to taxation under the REMIC Provisions.

                  (b) The Servicer shall segregate and hold all funds collected and received in connection with the operation of any REO Property separate and apart from its own funds and general assets and shall establish and maintain, or cause to be established and maintained, with respect to REO Properties an account held in trust for the Trustee for the benefit of the Certificateholders (the "REO Account"), which shall be an Eligible Account. The Servicer shall be permitted to allow the Collection Account to serve as an REO Account, subject to separate ledgers for each REO Property. The Servicer shall be entitled to retain or withdraw any interest income paid on funds deposited in the REO Account.

                  (c) The Servicer shall have full power and authority, subject only to the specific requirements and prohibitions of this Agreement, to do any and all things in connection with any REO Property as are consistent with the manner in which the Servicer manages and operates similar property owned by the Servicer or any of its Affiliates, all on such terms and for such period as the Servicer deems to be in the best interests of Certificateholders. In connection therewith, the Servicer shall deposit, or cause to be deposited in the clearing account (which account must be an Eligible Account) in which it customarily deposits payments and collections on mortgage loans in connection with its mortgage loan servicing activities on a daily basis, and in no event more than one Business Day after the Servicer's receipt thereof, and shall thereafter deposit in the REO Account, in no event more than two Business Days after the deposit of such funds into the clearing account, all revenues received by it with respect to an REO Property and shall withdraw therefrom funds necessary for the proper operation, management and maintenance of such REO Property including, without limitation:

         (i) all insurance premiums due and payable in respect of such REO Property;

         (ii) all real estate taxes and assessments in respect of such REO Property that may result in the imposition of a lien thereon; and

         (iii)    all costs and expenses necessary to maintain such REO
         Property.

To the extent that amounts on deposit in the REO Account with respect to an REO Property are insufficient for the purposes set forth in clauses (i) through (iii) above with respect to such REO


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Property, the Servicer shall advance from its own funds as Servicing Advances such amount as is necessary for such purposes if, but only if, the Servicer would make such advances if it owned such REO Property and if in the Servicer's sole judgment, the payment of such amounts will be recoverable from the rental or sale of such REO Property.

                  Notwithstanding the foregoing, the Servicer shall not:

                        (i) authorize the Trust Fund to enter into, renew or extend any New Lease with respect to any REO Property, if the New Lease by its terms will give rise to any income that does not constitute Rents from Real Property;

                        (ii) authorize any amount to be received or accrued under any New Lease other than amounts that will constitute Rents from Real Property;

                        (iii) authorize any construction on any REO Property, other than the completion of a building or other improvement thereon, and then only if more than ten percent of the construction of such building or other improvement was completed before default on the related Mortgage Loan became imminent, all within the meaning of Section 856(e)(4)(B) of the Code; or

                        (iv) authorize any Person to Directly Operate any REO Property on any date more than 90 days after its date of acquisition by the Trust Fund;

unless, in any such case, the Servicer has obtained an Opinion of Counsel, provided to the Trustee, to the effect that such action will not cause such REO Property to fail to qualify as "foreclosure property" within the meaning of Section 860G(a)(8) of the Code at any time that it is held by the Trust Fund, in which case the Servicer may take such actions as are specified in such Opinion of Counsel.

                  The Servicer may contract with any Independent Contractor for the operation and management of any REO Property, provided that:

                        (i) the terms and conditions of any such contract shall not be inconsistent herewith;

                        (ii) any such contract shall require, or shall be administered to require, that the Independent Contractor pay all costs and expenses incurred in connection with the operation and management of such REO Property, including those listed above and remit all related revenues (net of such costs and expenses) to the Servicer as soon as practicable, but in no event later than thirty days following the receipt thereof by such Independent Contractor;

                        (iii) none of the provisions of this Section 3.23(c) relating to any such contract or to actions taken through any such Independent Contractor shall be deemed to relieve the Servicer of any of its duties and obligations to the




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

                        Trustee on behalf of the Certificateholders with respect to the operation and management of any such REO Property; and

                        (iv) the Servicer shall be obligated with respect thereto to the same extent as if it alone were performing all duties and obligations in connection with the operation and management of such REO Property.

The Servicer shall be entitled to enter into any agreement with any Independent Contractor performing services for it related to its duties and obligations hereunder for indemnification of the Servicer by such Independent Contractor, and nothing in this Agreement shall be deemed to limit or modify such indemnification. The Servicer shall be solely liable for all fees owed by it to any such Independent Contractor, irrespective of whether the Servicer's compensation pursuant to Section 3.18 is sufficient to pay such fees; provided, however, that to the extent that any payments made by such Independent Contractor would constitute Servicing Advances if made by the Servicer, such amounts shall be reimbursable as Servicing Advances made by the Servicer.

                  (d) In addition to the withdrawals permitted under Section 3.23(c), the Servicer may from time to time make withdrawals from the REO Account for any REO Property: (i) to pay itself or any Sub-Servicer unpaid Servicing Fees in respect of the related Mortgage Loan; and (ii) to reimburse itself or any Sub-Servicer for unreimbursed Servicing Advances and P&I Advances made in respect of such REO Property or the related Mortgage Loan. On the Servicer Remittance Date, the Servicer shall withdraw from each REO Account maintained by it and deposit into the Distribution Account in accordance with Section 3.10(d)(ii), for distribution on the related Distribution Date in accordance with Section 4.01, the income from the related REO Property received during the prior calendar month, net of any withdrawals made pursuant to Section 3.23(c) or this Section 3.23(d).

                  (e) Subject to the time constraints set forth in Section 3.23(a), each REO Disposition shall be carried out by the Servicer at such price and upon such terms and conditions as the Servicer shall deem necessary or advisable, as shall be normal and usual in its general servicing activities for similar properties.

                  (f) The proceeds from the REO Disposition, net of any amount required by law to be remitted to the Mortgagor under the related Mortgage Loan and net of any payment or reimbursement to the Servicer or any Sub-Servicer as provided above, shall be deposited in the Distribution Account in accordance with Section 3.10(d)(ii) on the Servicer Remittance Date in the month following the receipt thereof for distribution on the related Distribution Date in accordance with Section 4.01. Any REO Disposition shall be for cash only (unless changes in the REMIC Provisions made subsequent to the Startup Day allow a sale for other consideration).

                  (g) The Servicer shall file information returns with respect to the receipt of mortgage interest received in a trade or business, reports of foreclosures and abandonments of any Mortgaged Property and cancellation of indebtedness income with respect to such Mortgaged Property as required by Sections 6050H, 6050J and 6050P of the Code, respectively. Such reports shall be in form and substance sufficient to meet the reporting requirements imposed by such Sections 6050H, 6050J and 6050P of the Code.



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                  SECTION 3.24. Obligations of the Servicer in Respect of
                                Prepayment Interest Shortfalls.

                  The Servicer shall deliver to the Trustee for deposit into the Distribution Account on or before 1:00 p.m. New York time on the Servicer Remittance Date from its own funds an amount (such amount, "Compensating Interest") equal to the lesser of (i) the aggregate of the Prepayment Interest Shortfalls for the related Distribution Date resulting solely from voluntary Principal Prepayments in full or in part for any Mortgage Loan during the related Prepayment Period and (ii) up to the amount of its aggregate Servicing Fee for the most recently ended calendar month. The Servicer shall not have the right to reimbursement for any amounts remitted to the Trustee in respect of Compensating Interest. Such amounts remitted shall be included in the Available Distribution Amount and distributed therewith on the related Distribution Date. The Servicer shall not be obligated to pay Compensating Interest with respect to Relief Act Interest Shortfalls.

                  SECTION 3.25. Obligations of the Servicer in Respect of
                                Mortgage Rates and Monthly Payments.

                  On each Adjustment Date, the Servicer shall make Mortgage Rate adjustments for each Adjustable Rate Mortgage Loan in compliance with the requirements of the related Mortgage and Mortgage Note and Applicable Regulations. The Servicer shall execute and deliver the notices required by each Mortgage and Mortgage Note and Applicable Regulations regarding Mortgage Rate adjustments. The Servicer shall maintain all data and information regarding such Mortgage Rate adjustments and the Servicer's methods of implementing such Mortgage Rate adjustments and shall provide such information to the Trustee upon request.

                  In the event that a shortfall in any collection on or liability with respect to any Mortgage Loan results from or is attributable to adjustments to Mortgage Rates, Monthly Payments or Stated Principal Balances that were made by the Servicer in a manner not consistent with the terms of the related Mortgage Note and this Agreement, the Servicer, upon discovery or receipt of notice thereof, immediately shall deliver to the Trustee for deposit in the Distribution Account from its own funds the amount of any such shortfall and shall indemnify and hold harmless the Trust Fund, the Trustee, the Depositor and any successor servicer in respect of any such liability. Such indemnities shall survive the termination or discharge of this Agreement. Notwithstanding the foregoing, this Section 3.25 shall not limit the ability of the Servicer to seek recovery of any such amounts from the related Mortgagor under the terms of the related Mortgage Note, as permitted by law.

                  SECTION 3.26. Net WAC Fund; Yield Maintenance Agreement.

                  (a) On the Closing Date, the Depositor will deposit, or cause to be deposited, into the Net WAC Fund, $5,000. On each Distribution Date as to which there is Net WAC Carryover Amount for any Class of LIBOR Certificates, the Trustee is hereby directed to, and shall therefore, deposit into the Net WAC Fund an amount equal to the Net WAC Carryover Amount for each affected Class of LIBOR Certificates pursuant to Section 4.01(a)(3)(xiii). If no Net WAC Carryover Amount is payable on a Distribution Date, the Trustee shall deposit into the Net WAC Fund the Required Net WAC Fund Deposit. For federal and state income tax purposes,




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the Class X Certificateholders will be deemed to be the owners of the Net WAC
Fund and all amounts deposited into the Net WAC Fund. Any monies held in the Net WAC Fund in excess of the Required Net WAC Fund Deposit on any Distribution Date shall be distributed to the Class X Certificateholders. Amounts held in the Net WAC Fund and not distributable to the Holders of LIBOR Certificates on any Distribution Date will be invested by the Trustee in investments identified in clause (f) of the definition of Permitted Investments having maturities on or prior to the next succeeding Distribution Date on which such amounts will be distributable to the Holders of the Classes of LIBOR Certificates. Upon the termination of the Trust Fund, or the payment in full of the LIBOR Certificates, all amounts remaining on deposit in the Net WAC Fund will be released from the lien of the Trust Fund and distributed to the Class X Certificateholders or their designees. The Net WAC Fund will be part of the Trust Fund but not part of any REMIC and any payments to the LIBOR Certificates of Net WAC Carryover Amount with respect to any Class of LIBOR Certificates will not be payments with respect to a "regular interest" in a REMIC within the meaning of Code Section 860G(a)(1). For federal tax return and information reporting, the Net WAC Carryover Amount shall be assigned a value of zero.

                  (b) The Depositor hereby directs the Trustee, to execute and deliver on behalf of the Trust the Yield Maintenance Agreement and authorizes the Trustee to perform its obligations thereunder on behalf of the Trust in accordance with the terms of the Yield Maintenance Agreement. On the Closing Date, the Trustee shall enter into the Yield Maintenance Agreement, on behalf of the Trust, with the Counterparty. The Trustee shall deposit all amounts received with respect to the Yield Maintenance Agreement in the Net WAC Fund. The Yield Maintenance Agreement shall be part of the Trust Fund but not part of any REMIC.

                  (c) If any payments are owed to the Counterparty beginning with the Distribution Date in July 2004, the Depositor shall direct the Trustee to request and the Trustee shall request, the Counterparty to furnish IRS Form W 8ECI to the Trustee.

                  (d) If the Counterparty no longer has a long-term credit rating of at least A (or its equivalent) from at least one of the Rating Agencies, the Trustee, shall within 30 days after the reduction or withdrawal of the credit rating, (i) obtain a replacement Yield Maintenance Agreement with a counterparty that is a bank or other financial institution that has a rating that is in one of the three highest long-term credit rating categories from at least one of the Rating Agencies rating the Certificates; (ii) obtain a guaranty of or a contingent agreement of another person with a long-term credit rating of at least A (or its equivalent) from at least one of the Rating Agencies to honor the Counterparty's obligations under the Yield Maintenance Agreement; (iii) cause the Counterparty to post mark-to-market collateral with the Trustee in an amount sufficient to restore the immediately prior ratings of the Offered Certificates; (iv) establish any other arrangement satisfactory to the Rating Agencies to restore the ratings of the Offered Certificates; or (v) terminate the Yield Maintenance Agreement in accordance with its terms.

                  SECTION 3.27. Servicing Performance Evaluations

                  Within 60 days after a Servicer Evaluation Trigger Date, the Trustee shall select and engage a nationally recognized independent auditor, approved in writing by the Rating Agencies, unless such Rating Agencies specifically waive such approval right (provided,



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

however, that if the Trustee does not receive the written approval of any Rating Agency within 20 days of selecting an independent auditor, such Rating Agency will be deemed to have approved of such auditor), to evaluate the performance of the Servicer. Such engagement by the Trustee shall require the auditor to select a statistical sample of Delinquent Mortgage Loans (comprising a percentage (determined by the independent auditor in its sole discretion, which percentage shall not exceed 50%) of all Delinquent Mortgage Loans by unpaid principal balance as of the Servicer Evaluation Trigger Date) and to examine the servicing practices with respect to such Mortgage Loans (including, without limitation, examining payment histories, documentation relating to the Servicer's contacts with the related Mortgagors and documents contained in the related Servicing File) for the period of 24 months prior to such examination or, with respect to an examination taking place within 24 months of the Closing Date, the period beginning on the Closing Date and ending on the date of such examination. Such engagement by the Trustee shall also require the auditor to compare the servicing practices of the Servicer with respect to the selected Mortgage Loans to the Performance Standards set forth on Exhibit J hereto and to evaluate the Servicer's compliance with the Performance Standards. The evaluation process described above in this Section
3.27 is referred to herein as a "Servicer Performance Evaluation" and is subject in all respects to the approval of the Rating Agencies with such approval right at the option of each Rating Agency. In the engagement, the Trustee shall require the auditor to deliver the results of its Servicer Performance Evaluation to the Trustee, the Rating Agencies and the Counterparty and the Trustee shall report the Servicer Performance Evaluation results to Certificateholders in its monthly statement, made pursuant to
Section 4.02.

                  After receipt of the results of the Servicer Performance Evaluation, the Holders of the Certificates entitled to 51% of the Voting Rights may make a written request to the Trustee to terminate the Servicer as Servicer under this Agreement. If such a written request is made to the Trustee, the Servicer will be deemed to have "failed" a Servicer Performance Evaluation for purposes of the Servicer Termination Test.

                  At their option, each Rating Agency shall have the right to review all of the information provided to the independent auditor in connection with the Servicer Performance Evaluation so as to allow such Rating Agency to evaluate the Servicer's compliance with the Performance Standards.

                  The Servicer shall cooperate with all reasonable requests of the Trustee, the independent auditor and the Rating Agencies in connection with the Servicer Performance Evaluation, including, without limitation, making available to the auditor payment histories, documentation relating to the Servicer's contacts with the related Mortgagors and documents contained in the Servicing File. The Servicer shall pay all costs and expenses of the Trustee, the independent auditor or any Rating Agency (including the costs of any Rating Agency review pursuant to the foregoing paragraph) associated with a Servicer Performance Evaluation.

                  SECTION 3.28. Advance Facility

                  (a) The Servicer is hereby authorized to enter into a financing or other facility (any such arrangement, an "Advance Facility") under which (1) the Servicer assigns or pledges to another Person (an "Advancing Person") the Servicer's rights under this Agreement to be



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

reimbursed for any P&I Advances or Servicing Advances and/or (2) an Advancing Person agrees to fund some or all P&I Advances and/or Servicing Advances required to be made by the Servicer pursuant to this Agreement. No consent of the Trustee, Certificateholders or any other party is required before the Servicer may enter into an Advance Facility; provided, however, that the consent of the Trustee shall be required before the Servicer may cause to be outstanding at one time more than one Advance Facility with respect to P&I Advances or more than one Advance Facility with respect to Servicing Advances. Notwithstanding the existence of any Advance Facility under which an Advancing Person agrees to fund P&I Advances and/or Servicing Advances on the Servicer's behalf, the Servicer shall remain obligated pursuant to this Agreement to make P&I Advances and Servicing Advances pursuant to and as required by this Agreement, and shall not be relieved of such obligations by virtue of such Advance Facility. If the Servicer enters into an Advance Facility, and for so long as an Advancing Person remains entitled to receive reimbursement for any P&I Advances or Servicing Advances outstanding and previously unreimbursed pursuant to this Agreement, then the Servicer may elect by providing written notice to the Trustee not to be permitted to reimburse itself for P&I Advances and/or Servicing Advances, as applicable, pursuant to Section 3.11(a) of this Agreement, but following any such election, the Servicer shall be required to include amounts collected that would otherwise be retained by the Servicer to reimburse it for previously unreimbursed P&I Advances ("P&I Advance Reimbursement Amounts") and/or previously unreimbursed Servicing Advances ("Servicing Advance Reimbursement Amounts" and together with P&I Advance Reimbursement Amounts, "Reimbursement Amounts") (in each case to the extent such type of Reimbursement Amount is included in the Advance Facility) in the remittance to the Trustee made pursuant to this Agreement to the extent of amounts on deposit in the Collection Account on the Servicer Remittance Date. Notwithstanding anything to the contrary herein, in no event shall P&I Advance Reimbursement Amounts or Servicing Advance Reimbursement Amounts be included in Interest Remittance Amounts or Principal Remittance Amounts or distributed to Certificateholders. The Servicer making the election set for herein shall report to the Trustee the portions of the Reimbursement Amounts that consist of P&I Advance Reimbursement Amounts and Servicing Advance Reimbursement Amounts, respectively.

                  (b) If the Servicer enters into an Advance Facility and makes the election set forth in Section 3.28(a), the Servicer and the related Advancing Person shall deliver to the Trustee a written notice and payment instruction (an "Advance Facility Notice"), providing the Trustee with written payment instructions as to where to remit P&I Advance Reimbursement Amounts and/or Servicing Advance Reimbursement Amounts (each to the extent such type of Reimbursement Amount is included within the Advance Facility) on subsequent Distribution Dates. The payment instruction shall require the applicable Reimbursement Amounts to be distributed to the Advancing Person or to a trustee or custodian (an "Advance Facility Trustee") designated in the Advance Facility Notice. An Advance Facility Notice may only be terminated by the joint written direction of the Servicer and the related Advancing Person (and any related Advance Facility Trustee); provided, however, that the provisions of this Section 3.28 shall cease to be applicable when all P&I Advances and Servicing Advances funded by an Advancing Person, and when all P&I Advances and Servicing Advances (the rights to be reimbursed for which have been assigned or pledged to an Advancing Person), have been repaid to the related Advancing Person in full.



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

                  (c) Reimbursement Amounts shall consist solely of amounts in respect of P&I Advances and/or Servicing Advances made with respect to the Mortgage Loans for which the Servicer would be permitted to reimburse itself in accordance with Section 3.11(a)(ii), (iii) and (vi) hereof, assuming the Servicer had made the related P&I Advance(s) and/or Servicing Advance(s). Notwithstanding the foregoing, no Advancing Person shall be entitled to reimbursement from funds held in the Collection Account for future distribution to Certificateholders pursuant to the provisions of Section 4.03. The Trustee shall not have any duty or liability with respect to the calculation of any Reimbursement Amount and shall be entitled to rely without independent investigation on the Advance Facility Notice and on the Servicer's report of the amount of P&I Advance Reimbursement Amounts and Servicing Advance Reimbursement Amounts that were included in the remittance from the Servicer to the Trustee pursuant to Section 3.09(a)(i). The Servicer shall maintain and provide to any successor Servicer a detailed accounting on a loan-by-loan basis as to amounts advanced by, pledged or assigned to, and reimbursed to any Advancing Person. The successor Servicer shall be entitled to rely on any such information provided by the predecessor Servicer, and the successor Servicer shall not be liable for any errors in such information.

                  (d) An Advancing Person who receives an assignment or pledge of the rights to be reimbursed for P&I Advances and/or Servicing Advances, and/or whose obligations hereunder are limited to the funding of P&I Advances and/or Servicing Advances shall not be required to meet the criteria for qualification of a Sub-Servicer set forth in Section 3.02 hereof.

                  (e) With respect to any Advance Facility pursuant to which the Servicer has made the election set forth in Section 3.28(a), the documentation establishing any Advance Facility shall require that Reimbursement Amounts distributed with respect to each Mortgage Loan be allocated to outstanding unreimbursed P&I Advances or Servicing Advances (as the case may be) made with respect to that Mortgage Loan on a "first-in, first-out" (FIFO) basis. Such documentation shall also require the electing Servicer to provide to the related Advancing Person or Advance Facility Trustee loan-by-loan information with respect to each Reimbursement Amount distributed by the Trustee to such Advancing Person or Advance Facility Trustee on each Distribution Date, to enable the Advancing Person or Advance Facility Trustee to make the FIFO allocation of each Reimbursement Amount with respect to each Mortgage Loan. The Servicer shall remain entitled to be reimbursed by the Advancing Person or Advance Facility Trustee for all P&I Advances and Servicing Advances funded by the Servicer to the extent the related rights to be reimbursed therefor have not been assigned or pledged to an Advancing Person.

                  (f) The Servicer who enters into an Advance Facility shall indemnify the Trustee, the Trust and any successor Servicer, as applicable, from and against any claims, losses, liabilities or damages resulting from any claim by the Advancing Person, except to the extent that such claim, loss, liability or damage resulted from or arose out of negligence, recklessness or willful misconduct on the part of the Trustee or the successor Servicer, or failure by the successor Servicer or the Trustee to remit funds as required by this Agreement or the commission of an act or omission to act by the successor Servicer or the Trustee, and the passage of any applicable cure or grace period, such that a Servicer Event of Default under this Agreement occurs or such entity is subject to termination for cause under this Agreement.



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

                  (g) Any amendment to this Section 3.28 or to any other provision of this Agreement that may be necessary or appropriate to effect the terms of an Advance Facility as described generally in this Section 3.28, including amendments to add provisions relating to a successor Servicer, may be entered into by the Trustee, the Seller and the Servicer without the consent of any Certificateholder, notwithstanding anything to the contrary in
Section 10.01 of or elsewhere in this Agreement.

                                  ARTICLE IV

                        PAYMENTS TO CERTIFICATEHOLDERS

                  SECTION 4.01. Distributions.

                  (a)(1) On each Distribution Date, the Trustee shall withdraw from the Distribution Account an amount equal to the Interest Remittance Amount and distribute to the Certificateholders and the Counterparty the following amounts, in the following order of priority in each case, to the extent of the Interest Remittance Amount remaining:

                  (i) concurrently to the Counterparty, the Strip Amount for such Distribution Date and any unpaid Strip Amounts due from preceding Distribution Dates;

                  (ii) concurrently to the Holders of the Class A-1 Certificates, the Class A-2 Certificates and the Class A-IO Certificates, the related Interest Distribution Amount, on a pro rata basis based on such Interest Distribution Amounts (such amounts distributed to such Class being first applied against the related Accrued Certificate Interest for such Distribution Date and then to any Unpaid Interest Shortfall Amount);

                  (iii) to the Holders of the Class M1 Certificates, the Accrued Certificate Interest allocable to such Class of Certificates;

                  (iv) to the Holders of the Class M2 Certificates, the Accrued Certificate Interest allocable to such Class of Certificates; and

                  (v) concurrently to the Holders of the Class B Certificates and the Class B-IO Certificates, on a pro rata basis, the related Accrued Certificate Interest allocable to each such Class of Certificates.

                  (2) On each Distribution Date, the Trustee shall withdraw from the Distribution Account an amount equal to the Principal Distribution Amount and distribute to the Certificateholders the following amounts, in the following order of priority:

                  (A) On each Distribution Date (a) prior to the Stepdown Date or (b) on which a Trigger Event is in effect, the Principal Distribution Amount shall be distributed sequentially, to the Class A, Class M1, Class M2 and Class B Certificates, in that order, until their respective Certificate Principal Balances have been reduced to zero.


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

                  (B) On each Distribution Date (a) on or after the Stepdown Date and (b) on which a Trigger Event is not in effect, the Principal Distribution Amount shall be distributed in the following order of priority:

                  1. the lesser of (x) the Principal Distribution Amount and
(y) the Class A Principal Distribution Amount, shall be distributed to the Holders of the Class A Certificates, allocated in accordance with Section 4.01(f), until the aggregate Certificate Principal Balance of the Class A-1 Certificates has been reduced to zero;

                  2. the lesser of (x) the Principal Distribution Amount minus the amounts distributed pursuant to clause (B)(1) above and (y) the Class M1 Principal Distribution Amount, shall be distributed to the Holders of the Class M1 Certificates, until the Certificate Principal Balance thereof has been reduced to zero;

                  3. the lesser of (x) the Principal Distribution Amount minus the amounts distributed pursuant to clauses (B)(1) and (B)(2) above, and (y) the Class M2 Principal Distribution Amount, shall be distributed to the Holders of the Class M2 Certificates, until the Certificate Principal Balance thereof has been reduced to zero; and

                  4. the lesser of (x) the Principal Distribution Amount minus the amounts distributed pursuant to clauses (B)(1) through (B)(3) above, and
(y) the Class B Principal Distribution Amount, shall be distributed to the Holders of the Class B Certificates, until the Certificate Principal Balance thereof has been reduced to zero.

                  (3) On each Distribution Date, other than the first Distribution Date, the Net Monthly Excess Cashflow (or, in the case of clause
(i) below, the Net Monthly Excess Cashflow exclusive of any Overcollateralization Reduction Amount) shall be distributed as follows:

                  (i) to the Holders of the Class or Classes of Certificates then entitled to receive distributions in respect of principal, in an amount equal to the principal portion of any Realized Losses incurred or deemed to have been incurred on the Mortgage Loans during the related Prepayment Period, applied in the same order of priority as payments of principal would otherwise be applied on such Distribution Date to reduce the Certificate Principal Balance of such Classes of Certificates;

                  (ii) to the Holders of the Class or Classes of Certificates then entitled to receive distributions in respect of principal, in an amount equal to the Overcollateralization Increase Amount, applied in the same order of priority as payments of principal would otherwise be applied on such Distribution Date to reduce the Certificate Principal Balance of such Certificates until the aggregate Certificate Principal Balance of such Classes of Certificates is reduced to zero;

                  (iii) to the Holders of the Class M1 Certificates, any Unpaid Interest Shortfall Amount allocable to such Class of Certificates;

                  (iv) to the Holders of the Class M1 Certificates, any Unpaid Realized Loss Amount for such Class of Certificates;

                  (v) to the Holders of the Class M2 Certificates, any Unpaid Interest Shortfall Amount allocable to such Class of Certificates;

                  (vi) to the Holders of the Class M2 Certificates, any Unpaid Realized Loss Amount for such Class of Certificates;

                  (vii) concurrently to the Holders of the Class B and Class B-IO Certificates, pro rata based on Unpaid Interest Shortfall Amounts, any Unpaid Interest Shortfall Amount allocable to each such Class of Certificates;

                  (viii) to the Holders of the Class B Certificates, any Unpaid Realized Loss Amount for such Class of Certificates;

                  (ix) concurrently to the Holders of each Class of Class A and Class A-IO Certificates, pro rata, in an amount equal to such Holders allocated share of any Prepayment Interest Shortfalls (to the extent not covered by payments pursuant to Section 3.24) and any Relief Act Interest Shortfall allocated to each such Certificates;

                  (x) to the Holders of the Class M1 Certificates, in an amount equal to such Holders allocated share of any Prepayment Interest Shortfalls (to the extent not covered by payments pursuant to Section 3.24) and any Relief Act Interest Shortfall allocated to such Certificates;

                  (xi) to the Holders of the Class M2 Certificates, in an amount equal to such Holders allocated share of any Prepayment Interest Shortfalls (to the extent not covered by payments pursuant to Section 3.24) and any Relief Act Interest Shortfall allocated to such Certificates;

                  (xii) concurrently, to the Holders of the Class B and Class B-IO Certificates, pro rata, in an amount equal to such Holders allocated share of any Prepayment Interest Shortfalls (to the extent not covered by payments pursuant to Section 3.24) and any Relief Act Interest Shortfall allocated to each such Class of Certificates;

                  (xiii) to the Class X Certificate, the lesser of (i) the Class X Distribution Amount attributable to the Class X Certificates (computed without regard to this subparagraph (xiii)) and (ii) the Net WAC Carryover Amount for each Class of LIBOR Certificates provided that, pursuant to Section 3.26 hereof, on any Distribution Date as to which there is any Net WAC Carryover Amount for any Class of LIBOR Certificates, the Trustee will transfer, from amounts that would otherwise be distributable to the Class X Certificates pursuant to this clause, the amount of any Net WAC Carryover Amount for the LIBOR Certificates into the Net WAC Fund, for immediate transfer pursuant to this clause to the related LIBOR Certificates as payment of Net WAC Carryover Amount for the LIBOR Certificates;

                  (xiv)   to the Trustee, any amounts payable pursuant to
         Section 8.05(b) hereof;

                  (xv) to the Holders of the Class X Certificates, the Class X Distribution Amount net of the amount, if any, distributed pursuant to subparagraph (xiii);



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

                  (xvi) to the Counterparty, if an Early Termination Date has been designated under the Yield Maintenance Agreement, any Termination Payments or Carryover Termination Payments owed by the Trust; and

                  (xvii) to the Holders of the Class R-I Certificates, any remaining amounts; provided that if such Distribution Date is the Distribution Date immediately following the expiration of the latest Prepayment Charge term as identified on the Mortgage Loan Schedule or any Distribution Date thereafter, then any such remaining amounts will be distributed first, to the Holders of the related Class P Certificates, until the Certificate Principal Balance thereof has been reduced to zero; and second, to the Holders of the Class R-I Certificates.

                  (4) The Trustee shall distribute the Net Monthly Excess Cash Flow on the first Distribution Date to Credit Suisse First Boston Corporation.

                  (b) On each Distribution Date, the Trustee shall withdraw any amounts then on deposit in the Distribution Account that represent Prepayment Charges collected by the Servicer in connection with the Principal Prepayment of any of the Mortgage Loans or any Servicer Prepayment Charge Payment Amount and shall distribute such amounts to the Holders of the Class P Certificates. Such distributions shall not be applied to reduce the Certificate Principal Balance of the Class P Certificates. On the first Distribution on which the aggregate Certificate Principal Balance of the Class A and the Subordinated Offered Certificates is reduced to zero, the Class P Certificates shall be entitled to its Certificate Principal Balance prior to any distributions being made pursuant to Section 4.01(a)(3) on such Distribution Date.

                  (c) All distributions made with respect to each Class of Certificates on each Distribution Date shall be allocated pro rata among the outstanding Certificates in such Class based on their respective Percentage Interests. Payments in respect of each Class of Certificates on each Distribution Date will be made to the Holders of the respective Class of record on the related Record Date (except as otherwise provided in Section 4.01(e) or Section 9.01 respecting the final distribution on such Class), based on the aggregate Percentage Interest represented by their respective Certificates, and shall be made by wire transfer of immediately available funds to the account of any such Holder at a bank or other entity having appropriate facilities therefor, if such Holder shall have so notified the Trustee in writing at least five Business Days prior to the Record Date immediately prior to such Distribution Date or otherwise by check mailed by first class mail to the address of such Holder appearing in the Certificate Register. The final distribution on each Certificate will be made in like manner, but only upon presentment and surrender of such Certificate at the Corporate Trust Office or such other location specified in the notice to Certificateholders of such final distribution.

                  Each distribution with respect to a Book-Entry Certificate shall be paid to the Depository, as Holder thereof, and the Depository shall be responsible for crediting the amount of such distribution to the accounts of its Depository Participants in accordance with its normal procedures. Each Depository Participant shall be responsible for disbursing such distribution to the Certificate Owners that it represents and to each indirect participating brokerage firm (a "brokerage firm" or "indirect participating firm") for which it acts as agent. Each brokerage firm shall be responsible for disbursing funds to the Certificate Owners that it represents. None of the



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Trustee, the Certificate Registrar, the Depositor or the Servicer shall have any responsibility therefor except as otherwise provided by this Agreement or applicable law.

                  (d) The rights of the Certificateholders to receive distributions in respect of the Certificates, and all interests of the Certificateholders in such distributions, shall be as set forth in this Agreement. None of the Holders of any Class of Certificates, the Trustee or the Servicer shall in any way be responsible or liable to the Holders of any other Class of Certificates in respect of amounts properly previously distributed on the Certificates.

                  (e) Except as otherwise provided in Section 9.01, whenever the Trustee expects that the final distribution with respect to any Class of Certificates will be made on the next Distribution Date, the Trustee shall, no later than five (5) days after the related Determination Date, mail to each Holder on such date of such Class of Certificates a notice to the effect that:

                  (i) the Trustee expects that the final distribution with respect to such Class of Certificates will be made on such Distribution Date, but only upon presentation and surrender of such Certificates at the office of the Trustee therein specified, and

                 (ii) no interest shall accrue on such Certificates from and after the end of the related Interest Accrual Period.

Any funds not distributed to any Holder or Holders of Certificates of such Class on such Distribution Date because of the failure of such Holder or Holders to tender their Certificates shall, on such date, be set aside and held in trust by the Trustee and credited to the account of the appropriate non-tendering Holder or Holders. If any Certificates as to which notice has been given pursuant to this Section 4.01(e) shall not have been surrendered for cancellation within six months after the time specified in such notice, the Trustee shall mail a second notice to the remaining non-tendering Certificateholders to surrender their Certificates for cancellation in order to receive the final distribution with respect thereto. If within one year after the second notice all such Certificates shall not have been surrendered for cancellation, the Trustee shall, directly or through an agent, mail a final notice to remaining non-tendering Certificateholders concerning surrender of their Certificates but shall continue to hold any remaining funds for the benefit of non-tendering Certificateholders. The costs and expenses of maintaining the funds in trust and of contacting such Certificateholders shall be paid out of the assets remaining in such trust. If within one year after the final notice any such Certificates shall not have been surrendered for cancellation, the Trustee shall pay to the Depositor all such amounts, and all rights of non-tendering Certificateholders in or to such amounts shall thereupon cease. No interest shall accrue or be payable to any Certificateholder on any amount held in trust by the Trustee as a result of such Certificateholder's failure to surrender its Certificate(s) for final payment thereof in accordance with this Section 4.01(e).

                  (f) Amounts distributed to the Class A1 and Class A2 Certificates on any Distribution Date pursuant to Section 4.01(a)(2) shall be distributed as follows:


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                  (1)      (x) The Class A1 Percentage of such amounts, to the
                           Class A1 Certificates, until the Certificate
                           Principal Balance is reduced to zero; and (y) the Class A2 Percentage of such amounts, to the Class
                           A2 Certificates, until the Certificate Principal Balance is reduced to zero;

                  (2) If the Certificate Principal Balance of either the Class A1 or Class A2 Certificates is reduced to zero, the portion of such amount that would have been distributed to such Class pursuant to the preceding subclause shall be distributed to the remaining Class of Class A Certificates, until the Certificate Principal Balance thereof is reduced to zero.

                  SECTION 4.02. Statements to Certificateholders.

                  On each Distribution Date, the Trustee shall prepare and make available to each Holder of the Regular Certificates, a statement with respect to information regarding the Mortgage Loans, based solely on, and to the extent of, information provided to the Trustee by the Servicer as to the distributions made on such Distribution Date setting forth:

                        (i) the amount of the distribution made on such
                  Distribution Date to the Holders of the Certificates of each Class allocable to principal, and the amount of distribution made on such Distribution Date to the Holders of the related Class P Certificates allocable to Prepayment Charges;

                        (ii) the amount of the distribution made on such
                  Distribution Date to the Holders of the Certificates of each Class allocable to interest;

                        (iii) the aggregate Servicing Fee received by the
                  Servicer during the related Due Period and such other customary information as the Trustee deems necessary or desirable, or which a Certificateholder reasonably requests, to enable Certificateholders to prepare their tax returns;

                        (iv) the aggregate amount of P&I Advances for such
                  Distribution Date;

                        (v) the aggregate Stated Principal Balance of the Mortgage Loans and any REO Properties as of the close of business on such Distribution Date;

                        (vi) the number, aggregate principal balance, weighted
                  average remaining term to maturity and weighted average Mortgage Rate of the Mortgage Loans as of the related Due Date;

                        (vii) separately by Originator, the number and
                  aggregate unpaid principal balance of the Mortgage Loans originated by each Originator (a) Delinquent 30-59 days, (b) Delinquent 60-89 days, (c) Delinquent 90 or more days in each case, as of the last day of the preceding calendar month, (d) as to which foreclosure proceedings have been commenced and (e) with respect to which the related Mortgagor has filed for protection under applicable bankruptcy laws, with respect to whom bankruptcy proceedings are pending or with respect to whom bankruptcy protection is in force;


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

                        (viii) with respect to any Mortgage Loan that became
                  an REO Property during the preceding calendar month, the loan number of such Mortgage Loan, the unpaid principal balance and the Stated Principal Balance of such Mortgage Loan as of the date it became an REO Property;

                        (ix) the aggregate of the Stated Principal Balances of
                  all REO Properties as of the close of business on the last Business Day of the calendar month preceding the Distribution Date;

                        (x) the aggregate amount of Principal Prepayments made during the related Prepayment Period;

                        (xi) the aggregate amount of Realized Losses incurred
                  during the related Prepayment Period (or, in the case of Bankruptcy Losses allocable to interest, during the related Due Period), separately identifying whether such Realized Losses constituted Bankruptcy Losses and the aggregate amount of Realized Losses incurred since the Closing Date;

                        (xii) the aggregate amount of Extraordinary Trust Fund
                  Expenses withdrawn from the Collection Account or the Distribution Account for such Distribution Date;

                        (xiii) the aggregate Certificate Principal Balance of
                  each Class of Certificates, after giving effect to the distributions, and allocations of Realized Losses, made on such Distribution Date, separately identifying any reduction thereof due to allocations of such Realized Losses;

                        (xiv) the Certificate Factor for each such Class of Certificates applicable to such Distribution Date;

                        (xv) the Accrued Certificate Interest in respect of the Class A Certificates, the Class A-IO Certificates and the Subordinated Certificates for such Distribution Date and the Unpaid Interest Shortfall Amount, if any, with respect to each such Class of Certificates on such Distribution Date, separately identifying any reduction thereof due to allocations of Realized Losses, Prepayment Interest Shortfalls and Relief Act Interest Shortfalls, as applicable;

                        (xvi) the aggregate amount of any Prepayment Interest Shortfall for such Distribution Date, to the extent not covered by payments by the Servicer pursuant to Section 3.24;

                       (xvii) the aggregate amount of Relief Act Interest Shortfalls for such Distribution Date;

                      (xviii)  the Required Overcollateralized Amount and the
                  Credit Enhancement Percentage for such Distribution Date;




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

                        (xix) the Overcollateralization Increase Amount, if any, for such Distribution Date;

                        (xx) the Overcollateralization Reduction Amount, if
                  any, for such Distribution Date;

                        (xxi) with respect to any Mortgage Loan as to which
                  foreclosure proceedings have been concluded, the loan number and unpaid principal balance of such Mortgage Loan as of the date of such conclusion of foreclosure proceedings;

                        (xxii) with respect to Mortgage Loans as to which a
                  Liquidation Event has occurred, the number of such Mortgage Loans, the unpaid principal balance of such Mortgage Loans as of the date of such Liquidation Event and the amount of proceeds (including Liquidation Proceeds and Insurance Proceeds) collected in respect of such Mortgage Loans;

                        (xxiii) the respective Pass-Through Rates applicable
                  to the LIBOR Certificates, for such Distribution Date and the Pass-Through Rate applicable to the LIBOR Certificates for the immediately succeeding Distribution Date;

                        (xxiv) the amount of any payment made by the Counterparty under the Yield Maintenance Agreement;

                        (xxv) the amount on deposit in the Pre-Funding Account
                  (including subsequent transfer amounts or amounts included in the Principal Remittance Amount on July 15, 2002);

                        (xxvi) the amount of any Net Monthly Excess Cash Flow
                  on such Distribution Date and the allocation thereof to the Certificateholders with respect to Applied Realized Loss Amounts and Unpaid Realized Loss Amounts; and

                        (xxvii) whether a Trigger Event has occurred and is
                  continuing.

                  The Trustee will make such statement (and, at its option, any additional files containing the same information in an alternative format) available each month to Certificateholders, the Servicer, the Rating Agencies and the Counterparty via the Trustee's internet website. All information from which the Trustee makes such statement will be based solely on information provided by the Servicer. The Trustee's internet website shall initially be located at "http:\\www.ctslink.com". Assistance in using the website can be obtained by calling the Trustee's customer service desk at (301) 815-6600. Parties that are unable to use the above distribution option are entitled to have a paper copy mailed to them via first class mail by calling the customer service desk and indicating such. The Trustee shall have the right to change the way such statements are distributed in order to make such distribution more convenient and/or more accessible to the above parties and the Trustee shall provide timely and adequate notification to all above parties regarding any such changes.

                  In the case of information furnished pursuant to subclauses
(i) through (iii) above, the amounts shall be expressed as a dollar amount per Single Certificate of the relevant Class.



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

                  Within a reasonable period of time after the end of each calendar year, upon written request or request by facsimile, the Trustee shall furnish to each Person who at any time during the calendar year was a Holder of a Regular Certificate a statement containing the information set forth in subclauses (i) through (iii) above, aggregated for such calendar year or applicable portion thereof during which such person was a Certificateholder. Such obligation of the Trustee shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Trustee pursuant to any requirements of the Code as from time to time are in force.

                  On each Distribution Date, the Trustee shall forward to the Depositor, each Holder of a Non-Offered Certificate, and the Servicer, a copy of the reports forwarded to the Regular Certificateholders on such Distribution Date and a statement setting forth the amounts, if any, actually distributed with respect to the Residual Certificates, respectively, on such Distribution Date.

                  Within a reasonable period of time after the end of each calendar year, upon written request or request by facsimile, the Trustee shall furnish to each Person who at any time during the calendar year was a Holder of a Residual Certificate a statement setting forth the amount, if any, actually distributed with respect to the Residual Certificates, as appropriate, aggregated for such calendar year or applicable portion thereof during which such Person was a Certificateholder. Such obligation of the Trustee shall be deemed to have been satisfied to the extent that substantially comparable information shall be prepared by the Trustee and furnished to such Holders pursuant to the rules and regulations of the Code as are in force from time to time.

                  The Trustee shall, upon request, furnish to each Certificateholder, during the term of this Agreement, such periodic, special, or other reports or information, whether or not provided for herein, as shall be reasonable with respect to the Certificateholder, or otherwise with respect to the purposes of this Agreement, all such reports or information to be provided at the expense of the Certificateholder in accordance with such reasonable and explicit instructions and directions as the Certificateholder may provide. For purposes of this Section 4.02, the Trustee's duties are limited to the extent that the Trustee receives timely reports as required from the Servicer.

                  On each Distribution Date the Trustee shall provide Bloomberg Financial Markets, L.P. ("Bloomberg") loan level data with respect to all of the Mortgage Loans and CUSIP level factors for each Class of Certificates as of such Distribution Date, using a format and media mutually acceptable to the Trustee and Bloomberg. In addition if so requested by an Originator, on each Distribution Date the Trustee shall provide to such Originator and at the expense of such Originator, the loan level data with respect to the Mortgage Loans originated by such Originator.

                  SECTION 4.03. Remittance Reports; P&I Advances.

                  (a) No later than four Business Days prior to each Distribution Date, the Servicer shall deliver to the Trustee electronically (or such other means as the Servicer and the Trustee may agree from time to time) a Remittance Report with respect to each Mortgage Loan for the



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prior calendar month. In addition, no later than four Business Days prior to each Distribution Date, the Servicer shall deliver to the Trustee delinquency information with respect to each Mortgage Loan and P&I Advances including: (i) the amount of P&I Advances to be made by the Servicer in respect of the related Distribution Date, the aggregate amount of P&I Advances outstanding after giving effect to such P&I Advances, and the aggregate amount of Nonrecoverable P&I Advances in respect of such Distribution Date and (ii) such other information with respect to the Mortgage Loans as the Trustee may reasonably require to perform the calculations necessary to make the distributions contemplated by Section 4.01 and to prepare the statements to Certificateholders contemplated by Section 4.02. The Trustee shall not be responsible to recompute, recalculate or verify any information provided to it by the Servicer.

                  (b) The amount of P&I Advances to be made by the Servicer for any Distribution Date shall equal, subject to Section 4.03(d), the sum of
(i) the aggregate amount of Monthly Payments (with each interest portion thereof net of the Servicing Fee), due on the related Due Date in respect of the Mortgage Loans, which Monthly Payments were Delinquent as of the close of business on the related Determination Date, plus (ii) with respect to each REO Property, which REO Property was acquired during or prior to the related Prepayment Period and as to which such REO Property an REO Disposition did not occur during the related Prepayment Period, an amount equal to the excess, if any, of the Monthly Payments (with each interest portion thereof net of the Servicing Fee) that would have been due on the related Due Date in respect of the related Mortgage Loans, over the net income from such REO Property transferred to the Distribution Account pursuant to Section 3.23 for distribution on such Distribution Date; provided, however, that with respect to any Balloon Loan that is Delinquent on its maturity date, the Servicer will not be required to advance the related balloon payment but will be required to continue to make advances in accordance with this Section 4.03 with respect to such Balloon Loan in an amount equal to an assumed scheduled payment that would otherwise be due based on the original amortization schedule for that Mortgage Loan (with interest at the Mortgage Rate less the Servicing Fee
Rate).

                  On or before 1:00 p.m. New York time on the Servicer Remittance Date, the Servicer shall remit in immediately available funds to the Trustee for deposit in the Distribution Account an amount equal to the aggregate amount of P&I Advances, if any, to be made in respect of the Mortgage Loans and REO Properties for the related Distribution Date either (i) from its own funds or (ii) from the Collection Account, to the extent of funds held therein for future distribution (in which case, it will cause to be made an appropriate entry in the records of the Collection Account that amounts held for future distribution have been, as permitted by this Section 4.03, used by the Servicer in discharge of any such P&I Advance) or (iii) in the form of any combination of (i) and (ii) aggregating the total amount of P&I Advances to be made by the Servicer with respect to the Mortgage Loans and REO Properties. Any amounts held for future distribution and so used shall be appropriately reflected in the Servicer's records and replaced by the Servicer by deposit in the Collection Account on or before the next succeeding Servicer Remittance Date. The Trustee will provide notice to the Servicer by telecopy by the close of business on any Servicer Remittance Date in the event that the amount remitted by the Servicer to the Trustee on such date is less than the P&I Advances required to be made by the Servicer for such Distribution Date. Nothing in this Section 4.03(b) shall be construed to prohibit the Servicer from reimbursing itself at any time from the Collection Account to the extent provided in Section 3.11 herein.


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

                  (c) The obligation of the Servicer to make such P&I Advances is mandatory, notwithstanding any other provision of this Agreement but subject to (d) below, and, with respect to any Mortgage Loan or REO Property, shall continue until a Final Recovery Determination in connection therewith or the removal thereof from the Trust Fund pursuant to any applicable provision of this Agreement, except as otherwise provided in this Section.

                  (d) Notwithstanding anything herein to the contrary, no P&I Advance or Servicing Advance shall be required to be made hereunder by the Servicer if such P&I Advance or Servicing Advance would, if made, constitute a Nonrecoverable P&I Advance or Nonrecoverable Servicing Advance. The determination by the Servicer that it has made a Nonrecoverable P&I Advance or a Nonrecoverable Servicing Advance or that any proposed P&I Advance or Servicing Advance, if made, would constitute a Nonrecoverable P&I Advance or a Nonrecoverable Servicing Advance, respectively, shall be evidenced by an Officers' Certificate of the Servicer delivered to the Depositor and the Trustee.

                  SECTION 4.04. Allocation of Realized Losses.

                  (a) Prior to each Determination Date, the Servicer shall determine as to each Mortgage Loan and REO Property: (i) the total amount of Realized Losses, if any, incurred in connection with any Final Recovery Determinations made during the related Prepayment Period; (ii) whether and the extent to which such Realized Losses constituted Bankruptcy Losses and (iii) the respective portions of such Realized Losses allocable to interest and allocable to principal. Prior to each Determination Date, the Servicer shall also determine as to each Mortgage Loan: (A) the total amount of Realized Losses, if any, incurred in connection with any Deficient Valuations made during the related Prepayment Period and (B) the total amount of Realized Losses, if any, incurred in connection with Debt Service Reductions in respect of Monthly Payments due during the related Due Period. The information described in the two preceding sentences that is to be supplied by the Servicer shall be evidenced by an Officers' Certificate delivered to the Trustee by the Servicer prior to the Determination Date immediately following the end of (x) in the case of Bankruptcy Losses allocable to interest, the Due Period during which any such Realized Loss was incurred, and (y) in the case of all other Realized Losses, the Prepayment Period during which any such Realized Loss was incurred.

                  (b) Realized Losses on the Mortgage Loans shall be allocated by the Trustee on each Distribution Date as follows: first, to Net Monthly Excess Cashflow; and second, to the Class X Certificates, until the Overcollateralized Amount thereof has been reduced to zero. Thereafter, any Applied Realized Loss Amounts shall be allocated; first, to the Class B Certificates, until the Certificate Principal Balance thereof has been reduced to zero; second, to the Class M2 Certificates, until the Certificate Principal Balance thereof has been reduced to zero; and third, to the Class M1 Certificates, until the Certificate Principal Balance thereof has been reduced to zero. All Realized Losses to be allocated to the Certificate Principal Balances of all Classes on any Distribution Date shall be so allocated after the actual distributions to be made on such date as provided above. All references above to the Certificate Principal Balance of any Class of Certificates shall be to the Certificate Principal Balance of such Class immediately prior to the relevant Distribution Date, before reduction thereof by any Realized Losses, in each case to be allocated to such Class of Certificates, on such Distribution Date.

                  Any allocation of Realized Losses to a Subordinated Certificate on any Distribution Date shall be made by reducing the Certificate Principal Balance thereof by the amount so allocated, or in the case of a Class X Certificate, by reducing the amount otherwise payable in respect thereof pursuant to Section 4.01(a)(3)(xv). No allocations of any Realized Losses shall be made to the Certificate Principal Balances of the Class A Certificates or the Class P Certificates. As used herein, an allocation of a Realized Loss on a "pro rata basis" among two or more specified Classes of Certificates means an allocation on a pro rata basis, among the various Classes so specified, to each such Class of Certificates on the basis of their then outstanding Certificate Principal Balances prior to giving effect to distributions to be made on such Distribution Date. All Realized Losses and all other losses allocated to a Class of Certificates hereunder will be allocated among the Certificates of such Class in proportion to the Percentage Interests evidenced thereby.

                  SECTION 4.05. Compliance with Withholding Requirements.

                  Notwithstanding any other provision of this Agreement, the Trustee shall comply with all federal withholding requirements respecting payments to Certificateholders of interest or original issue discount that the Trustee reasonably believes are applicable under the Code. The consent of Certificateholders shall not be required for such withholding. In the event the Trustee does withhold any amount from interest or original issue discount payments or advances thereof to any Certificateholder pursuant to federal withholding requirements, the Trustee shall indicate the amount withheld to such Certificateholders.

                  SECTION 4.06. Commission Reporting.

                  Within 15 days after each Distribution Date, the Trustee shall, in accordance with industry standards, file with the Commission via the Electronic Data Gathering and Retrieval System, a Form 8-K with a copy of the statement to Certificateholders for such Distribution Date as an exhibit thereto. Prior to January 30, 2003, the Trustee shall in accordance with industry standards file a Form 15 Suspension Notification with respect to the Trust Fund, if applicable. Prior to March 30, 2003, the Trustee shall file a Form 10-K, in substance conforming to industry standards, with respect to the Trust Fund. The Depositor hereby grants to the Trustee a limited power of attorney to execute and file each such document on behalf of the Depositor. Such power of attorney shall continue until the earlier of (i) receipt by the Trustee from the Depositor of written termination of such power of attorney and (ii) the termination of the Trust Fund. The Depositor agrees to promptly furnish to the Trustee, from time to time upon request, such further information, reports and financial statements within its control related to this Agreement and the Mortgage Loans as the Trustee reasonably deems appropriate to prepare and file all necessary reports with the Commission. The Trustee shall have no responsibility to file any items other than those specified in this Section.

                  SECTION 4.07. Early Termination Fund.

                  (a) On the Closing Date, the Trustee shall establish and maintain in its name, in trust for the benefit of the Holders of the Class X Certificates, the Early Termination Fund. The Early Termination Fund shall be an Eligible Account, and funds on deposit therein shall be held



                                     104
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separate and apart from, and shall not be commingled with, any other moneys, including without limitation, other moneys held by the Trustee pursuant to this Agreement.

                  (b) On the Closing Date, $1,000 will be deposited by the Depositor into the Early Termination Fund. On each Distribution Date, the Trustee shall transfer from the Distribution Account to the Early Termination Fund pursuant to Section 4.01(a)(3)(xvi) any amount required to be deposited therein. Amounts on deposit in the Early Termination Fund can be withdrawn by the Trustee and paid to the Counterparty to the extent of any Termination Payments or Carryover Termination Payments owed by the Trust to the Counterparty resulting solely from a default of the Trust under the Yield Maintenance Agreement where the Trust is the sole affected party.

                  (c) Funds in the Early Termination Fund may be invested in Eligible Investments by the Trustee at the direction of the holders of the Class X Certificates maturing on or prior to the next succeeding Distribution Date. Any net investment earnings on such amounts shall be payable to the holders of the Class X Certificates. The Trustee shall account for the Early Termination Fund as an outside reserve fund within the meaning of Treasury regulation 1.860G-2(h) and not an asset of any REMIC created pursuant to this Agreement. The Class X Certificates shall evidence ownership of the Early Termination Fund for federal tax purposes and the Holders thereof shall direct the Trustee in writing as to the investment of amounts therein. The Trustee shall treat amounts transferred by REMIC V to the Early Termination Fund as distributions to the Class X Certificateholder for all Federal tax purposes. In the absence of such written direction, all funds in the Early Termination Fund shall remain uninvested. The Trustee shall have no liability for losses on investments in Eligible Investments made pursuant to the Section 4.07(c) (other than as obligor on such investments). Upon termination of the Trust Fund, any amounts remaining in the Early Termination Fund shall be distributed to the Holders of the Class X Certificates.

                  (d) On the Distribution Date immediately after the Distribution Date on which the Yield Maintenance Agreement is terminated, any amounts on deposit in the Early Termination Fund not payable to the Counterparty shall be distributed to the Holders of the Class X Certificates.

                                   ARTICLE V

                               THE CERTIFICATES

                  SECTION 5.01. The Certificates.

                  (a) The Certificates in the aggregate will represent the entire beneficial ownership interest in the Mortgage Loans and all other assets included in the Trust Fund. The Certificates of each Class will be substantially in the forms annexed hereto as Exhibits A-1 through A-9 and will be issuable in registered form only. Each Certificate will share ratably in all rights of the related Class.

                  The LIBOR Certificates are issuable only in minimum denominations corresponding to minimum initial Certificate Principal Balances of $50,000 and integral multiples of $1,000 in excess thereof, except that one investor in each Class of such Certificates



                                     105
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may hold a beneficial interest in that Class of Certificates that is not an integral multiple of $1,000. The Class P Certificates are issuable only in minimum denominations corresponding to minimum initial Certificate Principal Balances of $20 and integral multiples of $20 thereof. The Class X Certificates are issuable only in minimum denominations corresponding to a minimum initial Notional Amount of $100,000 and integral multiples of $1,000 in excess thereof. The Class A-IO and Class B-IO Certificates are each issuable only in minimum denominations corresponding to the respective minimal initial Notional Amount of $100,000 and integral multiples of $1,000 in excess thereof, except that one investor in the Class A-IO Certificates may hold a beneficial interest in the Class A-IO Certificates that is not an intergral multiple of $1,000. The Residual Certificates are issuable in minimum denominations corresponding to minimum Percentage Interests of 20% and multiples thereof.

                  Upon original issue, the Certificates shall be executed and delivered by the Trustee and the Trustee shall cause the Certificates to be authenticated by the Certificate Registrar to or upon the order of the Depositor. The Certificates shall be executed and attested by manual or facsimile signature on behalf of the Trustee by an authorized signatory. Certificates bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Trustee shall bind the Trustee, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Certificates or did not hold such offices at the date of such Certificates. No Certificate shall be entitled to any benefit under this Agreement or be valid for any purpose, unless there appears on such Certificate a certificate of authentication substantially in the form provided herein executed by the Certificate Registrar by manual signature, and such certificate of authentication shall be conclusive evidence, and the only evidence, that such Certificate has been duly authenticated and delivered hereunder. All Certificates shall be dated the date of their authentication.

                  (b) The Offered Certificates shall initially be issued as one or more Certificates held by the Book-Entry Custodian or, if appointed to hold such Certificates as provided below, the Depository and registered in the name of the Depository or its nominee and, except as provided below, registration of such Certificates may not be transferred by the Trustee except to another Depository that agrees to hold such Certificates for the respective Certificate Owners with Ownership Interests therein. The Certificate Owners shall hold their respective Ownership Interests in and to such Certificates through the book-entry facilities of the Depository and, except as provided below, shall not be entitled to definitive, fully registered Certificates ("Definitive Certificates") in respect of such Ownership Interests. All transfers by Certificate Owners of their respective Ownership Interests in the Book-Entry Certificates shall be made in accordance with the procedures established by the Depository Participant or brokerage firm representing such Certificate Owner. Each Depository Participant shall only transfer the Ownership Interests in the Book-Entry Certificates of Certificate Owners it represents or of brokerage firms for which it acts as agent in accordance with the Depository's normal procedures. The Trustee is hereby initially appointed as the Book-Entry Custodian and hereby agrees to act as such in accordance herewith and in accordance with the agreement that it has with the Depository authorizing it to act as such. The Book-Entry Custodian may, and if it is no longer qualified to act as such, the Book-Entry Custodian shall, appoint, by a written instrument delivered to the Depositor, the Servicer, the Trustee (if the Trustee is not the Book-Entry Custodian) and any other transfer agent (including the Depository or any successor Depository) to act as Book-Entry Custodian under such conditions as the predecessor Book-Entry Custodian



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and the Depository or any successor Depository may prescribe, provided that the predecessor Book-Entry Custodian shall not be relieved of any of its duties or responsibilities by reason of any such appointment of other than the Depository. If the Trustee resigns or is removed in accordance with the terms hereof, the successor trustee or, if it so elects, the Depository shall immediately succeed to its predecessor's duties as Book-Entry Custodian. The Depositor shall have the right to inspect, and to obtain copies of, any Certificates held as Book-Entry Certificates by the Book-Entry Custodian.

                  The Trustee, the Servicer and the Depositor may for all purposes (including the making of payments due on the Book-Entry Certificates) deal with the Depository as the authorized representative of the Certificate Owners with respect to the Book-Entry Certificates for the purposes of exercising the rights of Certificateholders hereunder. The rights of Certificate Owners with respect to the Book-Entry Certificates shall be limited to those established by law and agreements between such Certificate Owners and the Depository Participants and brokerage firms representing such Certificate Owners. Multiple requests and directions from, and votes of, the Depository as Holder of the Book-Entry Certificates with respect to any particular matter shall not be deemed inconsistent if they are made with respect to different Certificate Owners. The Trustee may establish a reasonable record date in connection with solicitations of consents from or voting by Certificateholders and shall give notice to the Depository of such record date.

                  If (i)(A) the Depositor advises the Trustee in writing that the Depository is no longer willing or able to properly discharge its responsibilities as Depository, and (B) the Depositor is unable to locate a qualified successor, (ii) the Depositor at its option advises the Trustee in writing that it elects to terminate the book-entry system through the Depository or (iii) after the occurrence of a Servicer Event of Default, Certificate Owners representing in the aggregate not less than 51% of the Ownership Interests of the Book-Entry Certificates advise the Trustee through the Depository, in writing, that the continuation of a book-entry system through the Depository is no longer in the best interests of the Certificate Owners, the Trustee shall notify all Certificate Owners, through the Depository, of the occurrence of any such event and of the availability of Definitive Certificates to Certificate Owners requesting the same. Upon surrender to the Trustee of the Book-Entry Certificates by the Book-Entry Custodian or the Depository, as applicable, accompanied by registration instructions from the Depository for registration of transfer, the Trustee shall issue the Definitive Certificates. Such Definitive Certificates will be issued in minimum denominations of $50,000, except that any beneficial ownership that was represented by a Book-Entry Certificate in an amount less than $50,000 immediately prior to the issuance of a Definitive Certificate shall be issued in a minimum denomination equal to the amount represented by such Book-Entry Certificate. None of the Depositor, the Servicer or the Trustee shall be liable for any delay in the delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of Definitive Certificates all references herein to obligations imposed upon or to be performed by the Depository shall be deemed to be imposed upon and performed by the Trustee, to the extent applicable with respect to such Definitive Certificates, and the Trustee shall recognize the Holders of the Definitive Certificates as Certificateholders hereunder.



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                  SECTION 5.02. Registration of Transfer and Exchange of
                                Certificates.

                  (a) The Trustee shall cause to be kept at one of the offices or agencies to be appointed by the Trustee in accordance with the provisions of Section 8.12 a Certificate Register for the Certificates in which, subject to such reasonable regulations as it may prescribe, the Trustee shall provide for the registration of Certificates and of transfers and exchanges of Certificates as herein provided. The Trustee will initially serve as Certificate Registrar for the purpose of registering Certificates and transfers and exchanges of Certificates as herein provided. The Certificate Registrar may appoint, by a written instrument delivered to the Trustee, the Servicer and the Depositor, any other bank or trust company to act as Certificate Registrar under such conditions as the predecessor Certificate Registrar may prescribe, provided that the predecessor Certificate Registrar shall not be relieved of any of its duties or responsibilities hereunder by reason of such appointment. If the Trustee shall at any time not be the Certificate Registrar, the Trustee shall have and maintain the right to inspect the Certificate Register or to obtain a copy thereof at all reasonable times, and to rely conclusively upon a certificate of the Certificate Registrar as to the information set forth in the Certificate Register.

                  (b) No transfer of any Class X Certificate, Class B-IO Certificates, Class P Certificate or Residual Certificate shall be made unless that transfer is made pursuant to an effective registration statement under the Securities Act of 1933, as amended (the "1933 Act"), and an effective registration or qualification under applicable state securities laws, or is made in a transaction that does not require such registration or qualification. In the event that such a transfer of a Class X Certificate, Class B-IO Certificates, Class P Certificate or Residual Certificate is to be made without registration or qualification (other than in connection with the initial transfer of any such Certificate by the Depositor to the Seller or by the Seller to an affiliate of the Seller or to a trust, the depositor of which is an affiliate of the Seller), the Trustee and the Certificate Registrar shall each require receipt of: either (i) written certifications from the Certificateholder desiring to effect the transfer and from such Certificateholder's prospective transferee, substantially in the forms attached hereto as Exhibit F-1 or (ii) an Opinion of Counsel satisfactory to it that such transfer may be made without such registration or qualification (which Opinion of Counsel shall not be an expense of the Depositor, the Trustee, the Servicer, the Certificate Registrar or the Trust Fund). None of the Depositor, the Certificate Registrar or the Trustee is obligated to register or qualify the Class X Certificates, Class B-IO Certificates, the Class P Certificates or the Residual Certificates under the 1933 Act or any other securities laws or to take any action not otherwise required under this Agreement to permit the transfer of such Certificates without registration or qualification. Any Certificateholder desiring to effect the transfer of a Class X Certificate, a Class B-IO Certificate, a Class P Certificate or a Residual Certificate shall, and does hereby agree to, indemnify the Trustee, the Depositor, the Certificate Registrar and the Servicer against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

                  (c) (i) No transfer of a Class X Certificate, a Class B-IO Certificate, Class P Certificate or Residual Certificate or any interest therein shall be made to any Plan, any Person acting, directly or indirectly, on behalf of any such Plan or any Person (other than in connection with the initial transfer of any such Certificate by the Depositor to the Seller or by the Seller to an affiliate of the Seller or to a trust, the depositor of which is an affiliate of the Seller) acquiring such Certificates with "plan assets" of a Plan within the meaning of the Department of Labor



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regulation promulgated at 29 C.F.R. ss. 2510.3-101 ("Plan Assets") or as
determined under other applicable law, and each transferee of a Class X Certificate, Class B-IO Certificate, Class P Certificate or Residual
Certificate shall be required to certify (in the form attached hereto as Exhibit G or Exhibit F-2, as applicable) that a transfer of such Certificate will not violate the foregoing limitation, unless the Depositor, the Trustee and the Servicer are provided with either (i) an Opinion of Counsel which establishes to the satisfaction of the Depositor, the Trustee and the Servicer that the purchase of such Certificates is permissible under applicable law, will not constitute or result in any prohibited transaction under ERISA or
Section 4975 of the Code and will not subject the Depositor, the Servicer, the Trustee or the Trust Fund to any obligation or liability (including obligations or liabilities under ERISA or Section 4975 of the Code) in addition to those undertaken in this Agreement, which Opinion of Counsel shall not be an expense of the Depositor, the Servicer, the Trustee or the Trust
Fund. Neither an Opinion of Counsel nor any certification will be required in connection with the initial transfer of any such Certificate by the Depositor to an affiliate of the Depositor (in which case, the Depositor or any affiliate thereof shall be deemed to have represented that such affiliate is not a Plan or a Person investing Plan Assets) and the Trustee shall be entitled to conclusively rely upon a representation (which, upon the request of the Trustee, shall be a written representation) from the Depositor of the status of such transferee as an affiliate of the Depositor.

                  (ii) No transfer of a Class A, Class A-IO, Class M-1, Class M-2 or Class B Certificate or any interest therein shall be made to any Plan, any Person acting, directly or indirectly on behalf of any Plan or any Person acquiring such Certificates with "Plan Assets" of a Plan unless such Plan is a Qualified Plan Investor. Each Person that acquires a Class A, Class A-IO, Class M-1, Class M-2 or Class B Certificate that is a Book Entry Certificate will be deemed to represent that either (a) it is not a Plan or a Person acting, directly or indirectly, on behalf of a Plan, and is not acquiring the Certificates with "plan assets" of a Plan, or (b) it, or each Plan on behalf of which it is acquiring a Certificate or an interest therein, is a Qualified Plan Investor.

                  (iii) If any Certificate or any interest therein is acquired or held in violation of the provisions of Section 5.02(c)(i) or (ii), the next preceding permitted beneficial owner will be treated as the beneficial owner of that Certificate retroactive to the date of transfer to the purported beneficial owner. Any purported beneficial owner whose acquisition or holding of any such Certificate or interest therein was effected in violation of the provisions of the preceding paragraph shall indemnify and hold harmless the Depositor, the Servicer, the Trustee, the Certificate Registrar, the Underwriters and the Trust Fund from and against any and all liabilities, claims, costs or expenses incurred by those parties as a result of that acquisition or holding.

                  (d) (i) Each Person who has or who acquires any Ownership Interest in a Residual Certificate shall be deemed by the acceptance or acquisition of such Ownership Interest to have agreed to be bound by the following provisions and to have irrevocably authorized the Trustee or its designee under clause (iii)(A) below to deliver payments to a Person other than such Person and to negotiate the terms of any mandatory sale under clause
(iii)(B) below and to execute all instruments of Transfer and to do all other things necessary in connection with any such sale. The rights of each Person acquiring any Ownership Interest in a Residual Certificate are expressly subject to the following provisions:



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                           (A) Each Person holding or acquiring any Ownership
                  Interest in a Residual Certificate shall be a Permitted Transferee and shall promptly notify the Trustee of any change or impending change in its status as a Permitted Transferee.

                           (B) In connection with any proposed Transfer of any
                  Ownership Interest in a Residual Certificate, the Trustee shall require delivery to it and shall not register the Transfer of any Residual Certificate until its receipt of an affidavit and agreement (a "Transfer Affidavit and Agreement"), in the form attached hereto as Exhibit F-2 from the proposed Transferee, representing and warranting, among other things, that such Transferee is a Permitted Transferee, that it is not acquiring its Ownership Interest in the Residual Certificate that is the subject of the proposed Transfer as a nominee, trustee or agent for any Person that is not a Permitted Transferee, that for so long as it retains its Ownership Interest in a Residual Certificate, it will endeavor to remain a Permitted Transferee, and that it has reviewed the provisions of this
                  Section 5.02(d) and agrees to be bound by them.

                           (C) Notwithstanding the delivery of a Transfer
                  Affidavit and Agreement by a proposed Transferee under clause (B) above, if a Responsible Officer of the Trustee who is assigned to this transaction has actual knowledge that the proposed Transferee is not a Permitted Transferee, no Transfer of an Ownership Interest in a Residual Certificate to such proposed Transferee shall be effected.

                           (D) Each Person holding or acquiring any Ownership
                  Interest in a Residual Certificate shall agree (x) to require a Transfer Affidavit and Agreement in the form attached hereto as Exhibit F-2 ) from any other Person to whom such Person attempts to transfer its Ownership Interest in a Residual Certificate and (y) not to transfer its Ownership Interest unless it provides a Transferor Affidavit (in the form attached hereto as Exhibit F-2) to the Trustee stating that, among other things, it has no actual knowledge that such other Person is not a Permitted Transferee.

                           (E) Each Person holding or acquiring an Ownership
                  Interest in a Residual Certificate, by purchasing an Ownership Interest in such Certificate, agrees to give the Trustee written notice that it is a "pass-through interest holder" within the meaning of temporary Treasury regulation
                  Section 1.67-3T(a)(2)(i)(A) immediately upon acquiring an Ownership Interest in a Residual Certificate, if it is, or is holding an Ownership Interest in a Residual Certificate on behalf of, a "pass-through interest holder."

               (ii) The Trustee will register the Transfer of any Residual Certificate only if it shall have received the Transfer Affidavit and Agreement and all of such other documents as shall have been reasonably required by the Trustee as a condition to such registration. In addition, no Transfer of a Residual Certificate shall be made unless the Trustee shall have received a representation letter from the Transferee of such Certificate to the effect that such Transferee is a Permitted Transferee.



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               (iii) (A) If any purported Transferee shall become a Holder of a Residual Certificate in violation of the provisions of this Section 5.02(d), then the last preceding Permitted Transferee shall be restored, to the extent permitted by law, to all rights as holder thereof retroactive to the date of registration of such Transfer of such Residual Certificate. The Trustee shall be under no liability to any Person for any registration of Transfer of a Residual Certificate that is in fact not permitted by this Section 5.02(d) or for making any payments due on such Certificate to the holder thereof or for taking any other action with respect to such holder under the provisions of this Agreement.

                  (B) If any purported Transferee shall become a holder of a Residual Certificate in violation of the restrictions in this Section 5.02(d) and to the extent that the retroactive restoration of the rights of the holder of such Residual Certificate as described in clause (iii)(A) above shall be invalid, illegal or unenforceable, then the Trustee shall have the right, without notice to the holder or any prior holder of such Residual Certificate, to sell such Residual Certificate to a purchaser selected by the Trustee on such terms as the Trustee may choose. Such purported Transferee shall promptly endorse and deliver each Residual Certificate in accordance with the instructions of the Trustee. Such purchaser may be the Trustee itself or any Affiliate of the Trustee. The proceeds of such sale, net of the commissions (which may include commissions payable to the Trustee or its Affiliates), expenses and taxes due, if any, will be remitted by the Trustee to such purported Transferee. The terms and conditions of any sale under this clause (iii)(B) shall be determined in the sole discretion of the Trustee, and the Trustee shall not be liable to any Person having an Ownership Interest in a Residual Certificate as a result of its exercise of such discretion.

               (iv) The Trustee shall make available to the Internal Revenue Service and those Persons specified by the REMIC Provisions all information necessary to compute any tax imposed (A) as a result of the Transfer of an Ownership Interest in a Residual Certificate to any Person who is a Disqualified Organization, including the information described in Treasury regulations sections 1.860D-1(b)(5) and 1.860E-2(a)(5) with respect to the "excess inclusions" of such Residual Certificate and (B) as a result of any regulated investment company, real estate investment trust, common trust fund, partnership, trust, estate or organization described in Section 1381 of the Code that holds an Ownership Interest in a Residual Certificate having as among its record holders at any time any Person which is a Disqualified Organization. Such information shall be provided by the Trustee upon receipt of reasonable compensation.

               (v) The provisions of this Section 5.02(d) set forth prior to this subsection (v) may be modified, added to or eliminated, provided that there shall have been delivered to the Trustee and the Certificate Registrar at the expense of the party seeking to modify, add to or eliminate any such provision the following:

                           (A) written notification from each Rating Agency to
                  the effect that the modification, addition to or elimination of such provisions will not cause such



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                  Rating Agency to downgrade its then-current ratings of any
                  Class of Certificates; and

                           (B) an Opinion of Counsel, in form and substance
                  satisfactory to the Trustee and the Certificate Registrar, to the effect that such modification of, addition to or elimination of such provisions will not cause any REMIC created hereunder to cease to qualify as a REMIC and will not cause any REMIC created hereunder, as the case may be, to be subject to an entity-level tax caused by the Transfer of any Residual Certificate to a Person that is not a Permitted Transferee or (y) a Person other than the prospective transferee to be subject to a REMIC-tax caused by the Transfer of a Residual Certificate to a Person that is not a Permitted Transferee.

                  (e) Subject to the preceding subsections, upon surrender for registration of transfer of any Certificate at any office or agency of the Trustee maintained for such purpose pursuant to Section 8.12, the Trustee shall execute and the Certificate Registrar shall authenticate and deliver, in the name of the designated Transferee or Transferees, one or more new Certificates of the same Class of a like aggregate Percentage Interest.

                  (f) At the option of the Holder thereof, any Certificate may be exchanged for other Certificates of the same Class with authorized denominations and a like aggregate Percentage Interest, upon surrender of such Certificate to be exchanged at any office or agency of the Trustee maintained for such purpose pursuant to Section 8.12. Whenever any Certificates are so surrendered for exchange the Trustee shall execute and the Certificate Registrar shall authenticate and deliver the Certificates which the Certificateholder making the exchange is entitled to receive. Every Certificate presented or surrendered for transfer or exchange shall (if so required by the Trustee) be duly endorsed by, or be accompanied by a written instrument of transfer in the form satisfactory to the Trustee and the Certificate Registrar duly executed by, the Holder thereof or his attorney duly authorized in writing.

                  (g) No service charge to the Certificateholders shall be made for any transfer or exchange of Certificates, but the Trustee may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

                  (h) All Certificates surrendered for transfer and exchange shall be canceled and destroyed by the Certificate Registrar in accordance with its customary procedures.

                  (i) The Trustee will cause the Certificate Registrar (unless the Trustee is acting as Certificate Registrar) to provide notice to the Trustee of each transfer of a Certificate and to provide the Trustee with an updated copy of the Certificate Registrar on the first Business Day in May of each year, commencing in May 2003.

                  SECTION 5.03. Mutilated, Destroyed, Lost or Stolen
                                Certificates.

                  If (i) any mutilated Certificate is surrendered to the Trustee or the Certificate Registrar, or the Trustee and the Certificate Registrar receive evidence to their satisfaction of the destruction, loss or theft of any Certificate, and (ii) there is delivered to the Trustee and the


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Certificate Registrar such security or indemnity as may be required by them to save each of them harmless, then, in the absence of actual knowledge by the Trustee or the Certificate Registrar that such Certificate has been acquired by a bona fide purchaser, the Trustee shall execute and the Certificate Registrar shall deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of the same Class and of like denomination and Percentage Interest. Upon the issuance of any new Certificate under this Section, the Trustee may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Certificate Registrar) connected therewith. Any replacement Certificate issued pursuant to this Section shall constitute complete and indefeasible evidence of ownership in the applicable REMIC created hereunder, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

                  SECTION 5.04. Persons Deemed Owners.

                  The Depositor, the Servicer, the Trustee, the Certificate Registrar and any agent of any of them may treat the Person in whose name any Certificate is registered as the owner of such Certificate for the purpose of receiving distributions pursuant to Section 4.01 and for all other purposes whatsoever, and none of the Depositor, the Servicer, the Trustee, the Certificate Registrar or any agent of any of them shall be affected by notice to the contrary.

                  SECTION 5.05. Certain Available Information.

                  On or prior to the date of the first sale of any Class X Certificate, Class B-IO, Class P Certificate or Residual Certificate to an Independent third party, the Depositor shall provide to the Trustee ten copies of any private placement memorandum or other disclosure document used by the Depositor in connection with the offer and sale of such Certificates. In addition, if any such private placement memorandum or disclosure document is revised, amended or supplemented at any time following the delivery thereof to the Trustee, the Depositor promptly shall inform the Trustee of such event and shall deliver to the Trustee ten copies of the private placement memorandum or disclosure document, as revised, amended or supplemented. The Trustee shall maintain at its Corporate Trust Office and shall make available free of charge during normal business hours for review by any Holder of a Certificate or any Person identified to the Trustee as a prospective transferee of a Certificate, originals or copies of the following items: (i) in the case of a Holder or prospective transferee of a Class X Certificate, a Class B-IO Certificate, a Class P Certificate or a Residual Certificate, the related private placement memorandum or other disclosure document relating to such Certificates, if any, in the form most recently provided to the Trustee; and (ii) in all cases, (A) this Agreement and any amendments hereof entered into pursuant to Section 11.01, (B) all monthly statements required to be delivered to Certificateholders of the relevant Class pursuant to Section 4.02 since the Closing Date, and all other notices, reports, statements and written communications delivered to the Certificateholders of the relevant Class pursuant to this Agreement since the Closing Date, (C) all certifications delivered by a Responsible Officer of the Trustee since the Closing Date pursuant to Section 10.01(h), (D) any and all Officers' Certificates delivered to the Trustee by the Servicer since the Closing Date to evidence the Servicer's determination that any P&I Advance was, or if made, would be a Nonrecoverable P&I Advance or Nonrecoverable Servicing Advance, respectively, and (E) any and all Officers' Certificates delivered to the



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Trustee by the Servicer since the Closing Date pursuant to Section 4.04(a).
Copies and mailing of any and all of the foregoing items will be available from the Trustee upon request at the expense of the person requesting the same.

                                  ARTICLE VI

                        THE DEPOSITOR AND THE SERVICER

                  SECTION 6.01. Liability of the Depositor and the Servicer.

                  The Depositor and the Servicer shall be liable in accordance herewith only to the extent of the obligations specifically imposed by this Agreement and undertaken hereunder by the Depositor and the Servicer herein.

                  SECTION 6.02. Merger or Consolidation of the Depositor or
                                the Servicer.

                  Subject to the following paragraph, the Depositor will keep in full effect its existence, rights and franchises as a corporation under the laws of the jurisdiction of its incorporation. Subject to the following paragraph, the Servicer will keep in full effect its existence, rights and franchises as a corporation under the laws of the jurisdiction of its incorporation and its qualification as an approved conventional seller/servicer for Fannie Mae or Freddie Mac in good standing. The Depositor and the Servicer will obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, the Certificates or any of the Mortgage Loans and to perform its respective duties under this Agreement.

                  The Depositor or the Servicer may be merged or consolidated with or into any Person, or transfer all or substantially all of its assets to any Person, in which case any Person resulting from any merger or consolidation to which the Depositor or the Servicer shall be a party, or any Person succeeding to the business of the Depositor or the Servicer, shall be the successor of the Depositor or the Servicer, as the case may be, hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, however, that the successor or surviving Person to the Servicer shall be a servicer of Mortgage Loans on behalf of Fannie Mae or Freddie Mac; and provided further that the Rating Agencies' ratings of the Certificates in effect immediately prior to such merger or consolidation will not be qualified, reduced or withdrawn as a result thereof (as evidenced by a letter to such effect from the Rating Agencies).

                  SECTION 6.03. Limitation on Liability of the Depositor, the
                                Servicer and Others.

                  None of the Depositor, the Servicer or any of the directors, officers, employees or agents of the Depositor or the Servicer shall be under any liability to the Trust Fund or the Certificateholders for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Depositor, the Servicer or any such person against any breach of warranties, representations or covenants made herein, or against any specific liability imposed on



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the Servicer pursuant hereto, or against any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or negligence in the performance of duties or by reason of reckless disregard of obligations and duties hereunder. The Depositor, the Servicer and any director, officer, employee or agent of the Depositor or the Servicer may rely in good faith on any document of any kind which, prima facie, is properly executed and submitted by any Person respecting any matters arising hereunder. The Depositor, the Servicer and any director, officer, employee or agent of the Depositor or the Servicer shall be indemnified and held harmless by the Trust Fund against any loss, liability or expense incurred in connection with any legal action relating to this Agreement or the Certificates, other than any loss, liability or expense relating to any specific Mortgage Loan or Mortgage Loans (except as any such loss, liability or expense shall be otherwise reimbursable pursuant to this Agreement) or any loss, liability or expense incurred by reason of willful misfeasance, bad faith or negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties hereunder. Neither the Depositor nor the Servicer shall be under any obligation to appear in, prosecute or defend any legal action unless such action is related to its respective duties under this Agreement and, in its opinion, does not involve it in any expense or liability; provided, however, that each of the Depositor and the Servicer may in its discretion undertake any such action which it may deem necessary or desirable with respect to this Agreement and the rights and duties of the parties hereto and the interests of the Certificateholders hereunder. In such event, unless the Depositor or the Servicer acts without the consent of Holders of Certificates entitled to at least 51% of the Voting Rights (which consent shall not be necessary in the case of litigation or other legal action by either to enforce their respective rights or defend themselves hereunder), the legal expenses and costs of such action and any liability resulting therefrom (except any loss, liability or expense incurred by reason of willful misfeasance, bad faith or negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties hereunder) shall be expenses, costs and liabilities of the Trust Fund, and the Depositor and the Servicer shall be entitled to be reimbursed therefor from the Collection Account as and to the extent provided in Section 3.11, any such right of reimbursement being prior to the rights of the Certificateholders to receive any amount in the Collection Account.

                  SECTION 6.04. Limitation on Resignation of the Servicer.

                  The Servicer shall not resign from the obligations and duties hereby imposed on it except (i) upon determination that its duties hereunder are no longer permissible under applicable law or (ii) with the written consent of the Trustee and written confirmation from each Rating Agency (which confirmation shall be furnished to the Depositor and the Trustee) that such resignation will not cause such Rating Agency to reduce the then current rating of the Offered Certificates. Any such determination pursuant to clause (i) of the preceding sentence permitting the resignation of the Servicer shall be evidenced by an Opinion of Counsel to such effect obtained at the expense of the Servicer and delivered to the Trustee. No resignation of the Servicer shall become effective until the Trustee or a successor servicer shall have assumed the Servicer's responsibilities, duties, liabilities (other than those liabilities arising prior to the appointment of such successor) and obligations under this Agreement.

                  Except as expressly provided herein and in Section 3.28, the Servicer shall not assign or transfer any of its rights, benefits or privileges hereunder to any other Person, nor delegate to or subcontract with, nor authorize or appoint any other Person to perform any of the



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duties, covenants or obligations to be performed by the Servicer hereunder.
The foregoing prohibition on assignment shall not prohibit the Servicer from designating a Sub-Servicer as payee of any indemnification amount payable to the Servicer hereunder; provided, however, that as provided in Section 3.06 hereof, no Sub-Servicer shall be a third-party beneficiary hereunder and the parties hereto shall not be required to recognize any Sub-Servicer as an Indemnitee under this Agreement. If, pursuant to any provision hereof, the duties of the Servicer are transferred to a successor Servicer, the entire amount of the Servicing Fee and other compensation payable to the Servicer pursuant hereto shall thereafter be payable to such successor Servicer.

                  SECTION 6.05. Rights of the Depositor in Respect of the
                                Servicer.

                  The Servicer shall afford (and any Sub-Servicing Agreement shall provide that each Sub-Servicer shall afford) the Depositor and the Trustee, upon reasonable notice, during normal business hours, access to all records maintained by the Servicer (and any such Sub-Servicer) in respect of the Servicer's rights and obligations hereunder and access to officers of the Servicer (and those of any such Sub-Servicer) responsible for such obligations. Upon request, the Servicer shall furnish to the Depositor and the Trustee its (and any such Sub-Servicer's) most recent financial statements and such other information relating to the Servicer's capacity to perform its obligations under this Agreement that it possesses. To the extent such information is not otherwise available to the public, the Depositor and the Trustee shall not disseminate any information obtained pursuant to the preceding two sentences without the Servicer's (or any such Sub-Servicer's) written consent, except as required pursuant to this Agreement or to the extent that it is necessary to do so (i) in working with legal counsel, auditors, taxing authorities or other governmental agencies, rating agencies or reinsurers or (ii) pursuant to any law, rule, regulation, order, judgment, writ, injunction or decree of any court or governmental authority having jurisdiction over the Depositor, the Trustee or the Trust Fund, and in either case, the Depositor or the Trustee, as the case may be, shall use its best efforts to assure the confidentiality of any such disseminated non-public information. The Depositor may, but is not obligated to, enforce the obligations of the Servicer under this Agreement and may, but is not obligated to, perform, or cause a designee to perform, any defaulted obligation of the Servicer under this Agreement or exercise the rights of the Servicer under this Agreement; provided that the Servicer shall not be relieved of any of its obligations under this Agreement by virtue of such performance by the Depositor or its designee. The Depositor shall not have any responsibility or liability for any action or failure to act by the Servicer and is not obligated to supervise the performance of the Servicer under this Agreement or otherwise.

                                  ARTICLE VII

                                    DEFAULT

                  SECTION 7.01. Servicer Events of Default.

                  (a) "Servicer Event of Default," means any one of the following events with respect to the Servicer:

                        (i) any failure by the Servicer to remit to the
                  Trustee for distribution to the Certificateholders any payment (other than Advances that are required to be made


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                  from its own funds) which continues unremedied for a period of one Business Day after the date upon which written notice of such failure, requiring the same to be remedied, shall have been given to the Servicer by the Depositor or the Trustee, or to the Servicer, the Depositor and the Trustee by the Holders of Certificates entitled to at least 25% of the Voting Rights; or

                        (ii) any failure on the part of the Servicer duly to
                  observe or perform in any material respect any of the covenants or agreements on the part of the Servicer contained this Agreement which continues unremedied for a period of 45 days after the earlier of (x) the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Servicer by the Depositor or the Trustee, or to the Servicer, the Depositor and the Trustee by the Holders of Certificates entitled to at least 25% of the Voting Rights and (y) actual knowledge of such failure by a Servicing Officer of the Servicer; or

                        (iii) a decree or order of a court or agency or
                  supervisory authority having jurisdiction in the premises in an involuntary case under any present or future federal or state bankruptcy, insolvency or similar law or the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceeding, or for the winding-up or liquidation of its affairs, shall have been entered against the Servicer and if such proceeding is being contested by the Servicer in good faith, such decree or order shall have remained in force undischarged or unstayed for a period of 60 days or results in the entry of an order for relief or any such adjudication or appointment; or

                        (iv) the Servicer shall consent to the appointment of
                  a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceedings of or relating to it or of or relating to all or substantially all of its property; or

                        (v) the Servicer shall admit in writing its inability
                  to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations;

                        (vi) any failure by the Servicer of the Servicer
                  Termination Test; or

                        (vii) any failure of the Servicer to make any P&I
                  Advance on the Servicer Remittance Date required to be made from its own funds pursuant to Section 4.03 which continues unremedied until 3:00 p.m. New York time on the Business Day immediately following the date upon which written notice of such failure, requiring the same to be remedied, has been given to the Servicer by the Depositor or the Trustee (in which case notice shall be provided by telecopy).

                  If a Servicer Event of Default described in clauses (i) through (v) or clause (vii) of this Section shall occur, then, and in each and every such case, so long as a Servicer Event of



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Default shall not have been remedied, the Depositor or the Trustee may, and at the written direction of the Holders of Certificates entitled to at least 51% of Voting Rights, the Trustee shall, by notice in writing to the Servicer (and to the Depositor if given by the Trustee or to the Trustee if given by the Depositor), terminate all of the rights and obligations of the Servicer in its capacity as the Servicer under this Agreement, to the extent permitted by law, and in and to the Mortgage Loans and the proceeds thereof. If a Servicer Event of Default described in clause (vi) hereof shall occur, the Trustee shall, by notice in writing to the Servicer, the Depositor and the Trustee, terminate all of the rights and obligations of the Servicer in its capacity as the Servicer under this Agreement and in and to the Mortgage Loans and the proceeds thereof.

                  (b) [reserved].

                  (c) On or after the receipt by the Servicer of such written notice, all authority and power of the Servicer under this Agreement, whether with respect to the Certificates (other than as a Holder of any Certificate) or the Mortgage Loans or otherwise, shall pass to and be vested in the Trustee pursuant to and under this Section and, without limitation, the Trustee is hereby authorized and empowered, as attorney-in-fact or otherwise, to execute and deliver on behalf of and at the expense of the Servicer, any and all documents and other instruments and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement or assignment of the Mortgage Loans and related documents, or otherwise. The defaulting Servicer agrees, at its sole cost and expense, promptly (and in any event no later than ten Business Days subsequent to such notice) to provide the Trustee with all documents and records requested by it to enable it to assume the Servicer's functions under this Agreement, and to cooperate with the Trustee in effecting the termination of the Servicer's responsibilities and rights under this Agreement, including, without limitation, the transfer within one Business Day to the Trustee for administration by it of all cash amounts which at the time shall be or should have been credited by the Servicer to the Collection Account held by or on behalf of the Servicer, the Distribution Account or any REO Account or Servicing Account held by or on behalf of the Servicer or thereafter be received with respect to the Mortgage Loans or any REO Property. For purposes of this Section 7.01, the Trustee shall not be deemed to have knowledge of a Servicer Event of Default unless a Responsible Officer of the Trustee assigned to and working in the Corporate Trust Office has actual knowledge thereof or unless written notice of any event which is in fact such a Servicer Event of Default is received by the Trustee and such notice references the Certificates, the Trust Fund or this Agreement.

                  The Trustee shall be entitled to be reimbursed by the defaulting Servicer (or by the Trust Fund if such Servicer is unable to fulfill its obligations hereunder) for all costs associated with the transfer of servicing from the predecessor Servicer (or if the predecessor Servicer is the Trustee, from the Servicer immediately preceding the Trustee), including without limitation, any costs or expenses associated with the complete transfer of all servicing data and the completion, correction or manipulation of such servicing data as may be required by the Trustee to correct any errors or insufficiencies in the servicing data or otherwise to enable the Trustee to service the Mortgage Loans properly and effectively, upon presentation of reasonable documentation of such costs and expenses.



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                  SECTION 7.02. Trustee to Act; Appointment of Successor.

                  On and after the time the Servicer receives a notice of termination, the Trustee shall be the successor in all respects to the Servicer in its capacity as the Servicer under this Agreement and the transactions set forth or provided for herein and shall be subject to all the responsibilities, duties and liabilities relating thereto and arising thereafter placed on the Servicer (except for any representations or warranties of the Servicer under this Agreement, the responsibilities, duties and liabilities contained in Section 2.03(b) and its obligation to deposit amounts in respect of losses pursuant to Section 3.12) by the terms and provisions hereof including, without limitation, the Servicer's obligations to make P&I Advances pursuant to Section 4.03; provided, however, that if the Trustee is prohibited by law or regulation from obligating itself to make advances regarding Delinquent Mortgage Loans, then the Trustee shall not be obligated to make P&I Advances pursuant to Section 4.03; and provided further, that any failure to perform such duties or responsibilities caused by the Servicer's failure to provide information required by Section 7.01 shall not be considered a default by the Trustee as successor to the Servicer hereunder; provided, however, it is understood and acknowledged by the parties that there will be a period of transition (not to exceed 90 days) before the servicing transfer is fully effected, during which time the terminated Servicer shall continue all servicing (other than making any required Advance, which the Trustee shall be required to do, subject to the limitations of this sentence) of the Mortgage Loans. As compensation therefor, the Trustee shall be entitled to the Servicing Fee and all funds relating to the Mortgage Loans to which the Servicer would have been entitled if it had continued to act hereunder (other than amounts which were due or would become due to the Servicer prior to its termination or resignation). Notwithstanding anything herein to the contrary, in no event shall the Trustee be liable for any Servicing Fee or for any differential in the amount of the Servicing Fee paid hereunder and the amount necessary to induce any successor Servicer to act as successor Servicer under this Agreement and the transactions set forth or provided for herein. Notwithstanding the above and subject to the next paragraph, the Trustee shall, if it is unable to so act or if it is prohibited by law from making advances regarding Delinquent Mortgage Loans, or if the Holders of Certificates entitled to at least 51% of the Voting Rights so request in writing to the Trustee, promptly appoint or petition a court of competent jurisdiction to appoint, an established Mortgage Loan servicing institution acceptable to each Rating Agency, having a net worth of not less than $15,000,000 as the successor to the defaulting Servicer under this Agreement in the assumption of all or any part of the responsibilities, duties or liabilities of the Servicer under this Agreement. No appointment of a successor to the Servicer under this Agreement shall be effective until the assumption by the successor of all of the Servicer's responsibilities, duties and liabilities hereunder. In connection with such appointment and assumption described herein, the Trustee may make such arrangements for the compensation of such successor out of payments on Mortgage Loans as it and such successor shall agree; provided, however, that no such compensation shall be in excess of that permitted the Servicer as such hereunder. The Depositor, the Trustee and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession. Pending appointment of a successor to the defaulting Servicer under this Agreement, the Trustee shall act in such capacity as hereinabove provided.

                  Upon removal or resignation of the Servicer, the Trustee, with the cooperation of the Depositor, (x) may solicit bids for a successor Servicer as described below and (y) pending




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the appointment of a successor Servicer as a result of soliciting such bids, shall serve as Servicer of the Mortgage Loans serviced by such predecessor Servicer. The Trustee may solicit bids from housing and home finance institutions, banks and mortgage servicing institutions meeting the qualifications set forth above (including the Trustee or any affiliate thereof). Such successor Servicer shall be entitled to the servicing compensation agreed upon between the Trustee, the successor Servicer and the Depositor; provided, however, that no such fee shall exceed the Servicing Fee. The Trustee upon receipt of the purchase price shall pay such purchase price to the Servicer being so removed, after deducting from any sum received by the Trustee from the successor to the Servicer in respect of such sale, transfer and assignment all costs and expenses of any sale, transfer and assignment of the servicing rights and responsibilities reasonably incurred hereunder. After such deductions, the remainder of such sum shall be paid by the Trustee to the defaulting Servicer at the time of such sale.

                  SECTION 7.03. Notification to Certificateholders.

                  (a) Upon any termination of the Servicer pursuant to Section
7.01 above or any appointment of a successor to the Servicer pursuant to
Section 7.02 above, the Trustee shall give prompt written notice thereof to Certificateholders at their respective addresses appearing in the Certificate Register.

                  (b) Not later than the later of 60 days after the occurrence of any event, which constitutes or which, with notice or lapse of time or both, would constitute a Servicer Event of Default or five days after a Responsible Officer of the Trustee becomes aware of the occurrence of such an event, the Trustee shall transmit by mail to all Holders of Certificates notice of each such occurrence, unless such default or Servicer Event of Default shall have been cured or waived.

                  SECTION 7.04. Waiver of Servicer Events of Default.

                  The Holders representing at least 66% of the Voting Rights evidenced by all Classes of Certificates affected by any default or Servicer Event of Default hereunder may waive such default or Servicer Event of Default; provided, however, that a default or Servicer Event of Default under clause (i) or (vii) of Section 7.01 may be waived only by all of the Holders of the Regular Certificates. Upon any such waiver of a default or Servicer Event of Default, such default or Servicer Event of Default shall cease to exist and shall be deemed to have been remedied for every purpose hereunder. No such waiver shall extend to any subsequent or other default or Servicer Event of Default or impair any right consequent thereon except to the extent expressly so waived.

                                 ARTICLE VIII

                            CONCERNING THE TRUSTEE

                  SECTION 8.01. Duties of Trustee.

                  The Trustee, prior to the occurrence of a Servicer Event of Default and after the curing of all Servicer Events of Default which may have occurred, undertakes to perform such duties and only such duties as are
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Event of Default, the Trustee shall exercise such of the rights and powers vested in it by this Agreement, and use the same degree of care and skill in their exercise as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs. Any permissive right of the Trustee enumerated in this Agreement shall not be construed as a duty.

                  The Trustee, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to it which are specifically required to be furnished pursuant to any provision of this Agreement, shall examine them to determine whether they conform to the requirements of this Agreement. If any such instrument is found not to conform to the requirements of this Agreement in a material manner, the Trustee shall take such action as it deems appropriate to have the instrument corrected, and if the instrument is not corrected to its satisfaction, it will provide notice thereof to the Certificateholders.

                  No provision of this Agreement shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own misconduct; provided, however, that:

                        (i) Prior to the occurrence of a Servicer Event of
                  Default, and after the curing of all such Servicer Events of Default which may have occurred, the duties and obligations of the Trustee shall be determined solely by the express provisions of this Agreement, the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Trustee and, in the absence of bad faith on the part of the Trustee, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to it that conform to the requirements of this Agreement;

                        (ii) The Trustee shall not be personally liable for an
                  error of judgment made in good faith by a Responsible Officer or Responsible Officers of the Trustee, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts; and

                        (iii) The Trustee shall not be personally liable with
                  respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of the Holders of Certificates entitled to at least 25% of the Voting Rights relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Agreement.

                  SECTION 8.02. Certain Matters Affecting the Trustee.

                  (a) Except as otherwise provided in Section 8.01:

                        (i) The Trustee may request and rely conclusively upon
                  and shall be fully protected in acting or refraining from acting upon any resolution, Officers' Certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or



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                  document reasonably believed by it to be genuine and to have been signed or presented by the proper party or parties;

                        (ii) The Trustee may consult with counsel and any
                  Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such Opinion of Counsel;

                        (iii) The Trustee shall not be under any obligation to
                  exercise any of the trusts or powers vested in it by this Agreement or to institute, conduct or defend any litigation hereunder or in relation hereto at the request, order or direction of any of the Certificateholders, pursuant to the provisions of this Agreement, unless such Certificateholders shall have offered to it security or indemnity satisfactory to it against the costs, expenses and liabilities which may be incurred therein or thereby; nothing contained herein shall, however, relieve the Trustee of the obligation, upon the occurrence of a Servicer Event of Default (which has not been cured or waived), to exercise such of the rights and powers vested in it by this Agreement, and to use the same degree of care and skill in their exercise as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs;

                        (iv) The Trustee shall not be personally liable for
                  any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

                        (v) Prior to the occurrence of a Servicer Event of
                  Default hereunder and after the curing of all Servicer Events of Default which may have occurred, the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing to do so by the Holders of Certificates entitled to at least 25% of the Voting Rights; provided, however, that if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by such Certificateholders, the Trustee may require reasonable indemnity against such expense, or liability from such Certificateholders as a condition to taking any such action;

                        (vi) The Trustee may execute any of the trusts or
                  powers hereunder or perform any duties hereunder either directly or by or through agents custodians, nominees or attorneys and shall not be responsible for any willful misconduct or negligence of such agents, custodians, nominees or attorneys (as long as such agents, custodians, nominees or attorneys are appointed with due and proper care);


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                        (vii) The Trustee shall not be personally liable for
                  any loss resulting from the investment of funds held in the Collection Account at the direction of the Servicer pursuant to Section 3.12; and

                        (viii) Except as otherwise expressly provided herein,
                  none of the provisions of this Agreement shall require the Trustee to expend or risk its own funds or otherwise to incur any liability, financial or otherwise, in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers if it shall have reasonable grounds for believing that repayment of such funds or indemnity satisfactory to it against such risk or liability is not assured to it (not including expenses, disbursements and advances incurred or made by the Trustee, including the compensation and the expenses and disbursements of its agents and counsel, in the ordinary course of its performance in accordance with the provisions of this Agreement.)

                  (b) All rights of action under this Agreement or under any of the Certificates, enforceable by the Trustee, may be enforced by it without the possession of any of the Certificates, or the production thereof at the trial or other proceeding relating thereto, and any such suit, action or proceeding instituted by the Trustee shall be brought in its name for the benefit of all the Holders of such Certificates, subject to the provisions of this Agreement.

                  SECTION 8.03. Trustee Not Liable for Certificates or
                                Mortgage Loans.

                  The recitals contained herein and in the Certificates (other than the signature of the Trustee, the authentication of the Certificate Registrar on the Certificates, the acknowledgments of the Trustee contained in
Article II and the representations and warranties of the Trustee in Section 8.13) shall be taken as the statements of the Depositor and the Trustee does not assume any responsibility for their correctness. The Trustee makes no representations or warranties as to the validity or sufficiency of this Agreement (other than as specifically set forth in Section 8.13) or of the Certificates (other than the signature of the Trustee and authentication of the Certificate Registrar on the Certificates) or of any Mortgage Loan or related document. The Trustee shall not be accountable for the use or application by the Depositor of any of the Certificates or of the proceeds of such Certificates, or for the use or application of any funds paid to the Depositor or the Servicer in respect of the Mortgage Loans or deposited in or withdrawn from the Collection Account by the Servicer.

                  SECTION 8.04. Trustee May Own Certificates.

                  The Trustee in its individual capacity or any other capacity may become the owner or pledgee of Certificates with the same rights it would have if it were not Trustee.

                  SECTION 8.05. Fees and Expenses of the Trustee.

                  (a) As compensation for its duties hereunder, the Trustee shall withdraw from the Distribution Account on each Distribution Date all income and gains (net of losses) on amounts on deposit in the Distribution Account. Subject to Section 8.05(b), the Trustee, or any director, officer, employee or agent of it, shall be indemnified by the Trust Fund and held harmless against any loss, liability or expense (not including expenses, disbursements and advances



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

incurred or made by the Trustee, including the reasonable compensation and the expenses and disbursements of its agents and counsel, in the ordinary course of its performance in accordance with the provisions of this Agreement) incurred by the Trustee in connection with any claim or legal action or any pending or threatened claim or legal action arising out of or in connection with the acceptance or administration of its obligations and duties under this Agreement, other than any loss, liability or expense (i) resulting from the Servicer's actions or omissions in connection with this Agreement and the Mortgage Loans, (ii) that constitutes a specific liability of the Trustee pursuant to Section 10.01(c) or (iii) any loss, liability or expense incurred by reason of willful misfeasance, bad faith or negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties hereunder or as a result of a breach of the its obligations under
Article X hereof. Any amounts payable to the Trustee, or any director, officer, employee or agent of the Trustee, in respect of the indemnification provided by this paragraph (a), or pursuant to any other right of reimbursement from the Trust Fund that the Trustee, or any director, officer, employee or agent of the Trustee, may have hereunder in its capacity as such, may be withdrawn by the Trustee from the Distribution Account at any time. Such indemnity shall survive the termination of this Agreement and the resignation of the Trustee.

                  (b) As a limitation on the foregoing with respect to certain expenses of the Trustee in its capacity as Trustee, the Trustee shall receive from the Trust Fund amounts with respect to indemnification for reasonable counsel fees and expenses (collectively, "Legal Fees") in connection with any third-party litigation or other claims alleging violations of laws or regulations relating to consumer lending and/or servicing of the Trust (collectively, "Third Party Claims") in an amount not greater than $25,000 per month, and $600,000 in the aggregate (with amounts in excess of $25,000 for any month carried-forward to subsequent months, until the $600,000 aggregate maximum is reached). The amounts, if any, described in the preceding sentence, shall be paid on each Distribution Date in accordance with the priorities set forth in Section 4.01(a)(3)(xiv) hereof to the extent of the Available Distribution Amount. The Trustee shall not have any obligation to incur additional expenses for which reimbursement is limited pursuant to this paragraph in excess of the aggregate limit set forth above unless it has received reasonable security or indemnity for such additional expenses. The Certificateholders shall hold the Trustee harmless for any consequences to such Certificateholders resulting from any failure of the Trustee to incur any such additional expenses in excess of the aforementioned aggregate limit.

                  (c) The Servicer agrees to indemnify the Trustee from, and hold it harmless against, any loss, liability or expense resulting from a breach of the Servicer's obligations and duties under this Agreement. Such indemnity shall survive the termination or discharge of this Agreement and the resignation or removal of the Trustee. Any payment hereunder made by the Servicer to the Trustee shall be from the Servicer's own funds, without reimbursement from the Trust Fund therefor.

                  (d) The Depositor shall pay any annual rating agency fees of S&P, Moody's and Fitch for ongoing surveillance from its own funds without right of reimbursement.

                  (e) The Trustee shall deliver to the Depositor and each Holder of a Non-Offered Certificate a report detailing all payments from the Trust Fund made with respect to Legal Fees



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on account of Third-Party Claims. The report shall be delivered monthly, promptly following any month in which such payments were made.

                  SECTION 8.06. Eligibility Requirements for Trustee.

                  The Trustee hereunder shall at all times be a corporation or an association (other than the Depositor, the Seller, the Servicer or any Affiliate of the foregoing) organized and doing business under the laws of any state or the United States of America, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000 and subject to supervision or examination by federal or state authority. If such corporation or association publishes reports of conditions at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section the combined capital and surplus of such corporation or association shall be deemed to be its combined capital and surplus as set forth in its most recent report of conditions so published. In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, the Trustee shall resign immediately in the manner and with the effect specified in
Section 8.07.

                  SECTION 8.07. Resignation and Removal of the Trustee.

                  The Trustee may at any time resign and be discharged from the trust hereby created by giving written notice thereof to the Depositor, the Servicer and the Certificateholders. Upon receiving such notice of resignation, the Depositor shall promptly appoint a successor trustee by written instrument, in duplicate, which instrument shall be delivered to the resigning Trustee and to the successor trustee. A copy of such instrument shall be delivered to the Certificateholders and the Servicer by the Depositor. If no successor trustee shall have been so appointed and have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor.

                  If at any time the Trustee shall cease to be eligible in accordance with the provisions of Section 8.06 and shall fail to resign after written request therefor by the Depositor, or if at any time the Trustee shall become incapable of acting, or shall be adjudged bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Depositor may remove the Trustee and appoint a successor by written instrument, in duplicate, which instrument shall be delivered to the Trustee so removed and to the successor. A copy of such instrument shall be delivered to the Certificateholders and the Servicer by the Depositor.

                  The Holders of Certificates entitled to at least 51% of the Voting Rights may at any time remove the Trustee and appoint a successor by written instrument or instruments, in triplicate, signed by such Holders or their attorneys-in-fact duly authorized, one complete set of which instruments shall be delivered to the Depositor, one complete set to the Trustee so removed and one complete set to the successor so appointed. A copy of such instrument shall be delivered to the Certificateholders and the Servicer by the Depositor.



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                  Any resignation or removal of the Trustee and appointment of a successor pursuant to any of the provisions of this Section shall not become effective until acceptance of appointment by the successor as provided in
Section 8.08.

                  SECTION 8.08. Successor Trustee.

                  Any successor appointed as provided in Section 8.07 shall execute, acknowledge and deliver to the Depositor and to its predecessor an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor shall become effective and such successor, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with the like effect as if originally named as trustee herein. The predecessor trustee shall deliver to its successor all Mortgage Files and related documents and statements, as well as all moneys, held by it hereunder, and the Depositor and the predecessor trustee shall execute and deliver such instruments and do such other things as may reasonably be required for more fully and certainly vesting and confirming in the successor trustee all such rights, powers, duties and obligations.

                  No successor trustee shall accept appointment as provided in this Section unless at the time of such acceptance such successor shall be eligible under the provisions of Section 8.06 and the appointment of such successor shall not result in a downgrading of any Class of Certificates by either Rating Agency, as evidenced by a letter from each Rating Agency.

                  Upon acceptance of appointment by a successor trustee as provided in this Section, the Depositor shall mail notice of the succession to all Holders of Certificates at their addresses as shown in the Certificate Register. If the Depositor fails to mail such notice within 10 days after acceptance of appointment by the successor, the successor shall cause such notice to be mailed at the expense of the Depositor.

                  SECTION 8.09. Merger or Consolidation of Trustee.

                  Any corporation or association into which the Trustee may be merged or converted or with which it may be consolidated or any corporation or association resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation or association succeeding to the business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation or association shall be eligible under the provisions of Section 8.06, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

                  SECTION 8.10. Appointment of Co-Trustee or Separate Trustee.

                  Notwithstanding any other provisions hereof, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust Fund or property securing the same may at the time be located, the Servicer and the Trustee, acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Trustee to act as co-trustee or co-trustees, jointly with the Trustee, or separate trustee or separate trustees, of all or any part of the Trust Fund, and to vest in such Person or Persons, in such capacity, such title to the Trust Fund, or any part thereof, and, subject to the other provisions of this Section 8.10, such powers, duties, obligations, rights and trusts as



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the Servicer and the Trustee may consider necessary or desirable. If the Servicer shall not have joined in such appointment within 15 days after the receipt by it of a request so to do, or in case a Servicer Event of Default shall have occurred and be continuing, the Trustee alone shall have the power to make such appointment. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under Section 8.06 hereunder and no notice to Holders of Certificates of the appointment of co-trustee(s) or separate trustee(s) shall be required under Section 8.08 hereof. Any reasonable and necessary expense of the Trustee related to the appointment of a co-trustee or a separate trustee for the limited purpose of performing the Trustee's duties pursuant to this Section
8.10 shall be reimbursable from the Trust Fund.

                  In the case of any appointment of a co-trustee or separate trustee pursuant to this Section 8.10 all rights, powers, duties and obligations conferred or imposed upon the Trustee shall be conferred or imposed upon and exercised or performed by the Trustee and such separate trustee or co-trustee jointly, except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed by the Trustee (whether as Trustee hereunder or as successor to the defaulting Servicer hereunder), the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust Fund or any portion thereof in any such jurisdiction) shall be exercised and performed by such separate trustee or co-trustee at the direction of the Trustee.

                  Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article VIII. Each separate trustee and co-trustee, upon its acceptance of the trust conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be filed with the Trustee.

                  Any separate trustee or co-trustee may, at any time, constitute the Trustee, its agent or attorney-in-fact, with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

                  SECTION 8.11. [Reserved].

                  SECTION 8.12. Appointment of Office or Agency.

                  The Trustee designates its office at Sixth Street and Marquette Avenue, Minneapolis, Minnesota 55479, as its agency where the Certificates may be surrendered for registration of transfer or exchange and presented for final distribution. The Trustee designates its offices at 9062 Old Annapolis Road, Columbia, Maryland 21045-1951, as the office at which notices and demands to or upon the Trustee in respect of the Certificates may be served and will notify the Certificateholders of any change in the location of such office or agency.


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                  SECTION 8.13. Representations and Warranties.

                  The Trustee hereby represents and warrants to the Servicer and the Depositor, as of the Closing Date, that:

                        (i) It is a national banking association duly
                  organized, validly existing and in good standing under the laws of the United States.

                        (ii) The execution and delivery of this Agreement by
                  it, and the performance and compliance with the terms of this Agreement by it, will not violate its charter or articles of association or bylaws or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material agreement or other instrument to which it is a party or which is applicable to it or any of its assets.

                        (iii) It has the full power and authority to enter
                  into and consummate all transactions contemplated by this Agreement, has duly authorized the execution, delivery and performance of this Agreement, and has duly executed and delivered this Agreement.

         This Agreement, assuming due authorization, execution and delivery by the other parties, constitutes a valid, legal and binding obligation of it, enforceable against it in accordance with the terms hereof, subject to (A) applicable bankruptcy, insolvency, receivership, reorganization, moratorium and other laws affecting the enforcement of creditors' rights generally, and
(B) general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law.

                  SECTION 8.14. Yield Maintenance Agreement.

         The Trustee shall not designate an Early Termination Date under the Yield Maintenance Agreement without the consent of the Controlling Person.

                                  ARTICLE IX

                                  TERMINATION

                  SECTION 9.01. Termination Upon Repurchase or Liquidation of
                                All Mortgage Loans.

                  (a) Subject to Section 9.02, the respective obligations and responsibilities under this Agreement of the Depositor, the Servicer and the Trustee (other than the obligations of the Servicer to the Trustee pursuant to Section 8.05 and of the Servicer to provide for and the Trustee to make payments in respect of the REMIC I Regular Interests, the REMIC II Regular Interests, the REMIC III Regular Interests, the REMIC IV Regular Interests, or the Classes of Certificates as hereinafter set forth) shall terminate upon payment to the Certificateholders and the deposit of all amounts held by or on behalf of the Trustee and required hereunder to be so paid or deposited on the Distribution Date coinciding with or following the earlier to occur of (i) the purchase by the Servicer of all Mortgage Loans and each REO Property remaining in the



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Trust Fund, (ii) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan or REO Property remaining in the Trust Fund; provided, however, that in no event shall the trust created hereby continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the Court of St. James, living on the date hereof and (iii) the Distribution Date in August 2032. The purchase by the Servicer of all of the Mortgage Loans and each REO Property remaining in the Trust Fund shall be at a price (the "Termination Price") equal to the sum of (1) 100% of the Stated Principal Balance of each Mortgage Loan (other than in respect of REO Property) plus one month's accrued interest thereon at the applicable Mortgage Rate, (2) with respect to any REO Property, the lesser of (x) the appraised value of any REO Property as determined by the higher of two appraisals completed by two independent appraisers selected by the Depositor at the expense of the Depositor and (y) the Stated Principal Balance of each Mortgage Loan related to any REO Property, in each case plus accrued and unpaid interest thereon at the applicable Mortgage Rate.

                  (b) The Servicer shall have the right to purchase all of the Mortgage Loans and each REO Property remaining in the Trust Fund pursuant to clause (i) of the preceding paragraph no later than the Determination Date in the month immediately preceding the Distribution Date on which the Certificates will be retired; provided, however, that the Servicer may elect to purchase all of the Mortgage Loans and each REO Property remaining in the Trust Fund pursuant to clause (i) above only if the Aggregate Collateral Balance remaining in the Trust Fund at the time of such election is less than 10% of the Aggregate Collateral Balance as of the Initial Cut-off Date. By acceptance of the Residual Certificates, the Holders of the Residual Certificates agree, in connection with any termination hereunder, to assign and transfer any amounts in excess of par, and to the extent received in respect of such termination, to pay any such amounts to the Holders of the Class X Certificates.

                  (c) Notice of the liquidation of the REMIC I Regular Interests shall be given promptly by the Trustee by letter to Certificateholders mailed (a) in the event such notice is given in connection with the purchase of the Mortgage Loans and each REO Property by the Servicer, not earlier than the 15th day and not later than the 25th day of the month next preceding the month of the final distribution on the Certificates or (b) otherwise during the month of such final distribution on or before the Determination Date in such month, in each case specifying (i) the Distribution Date upon which the Trust Fund will terminate and final payment in respect of the REMIC I Regular Interests, the REMIC II Regular Interests, the REMIC III Regular Interests, the REMIC IV Regular Interests, and the Certificates will be made upon presentation and surrender of the related Certificates at the office of the Trustee therein designated, (ii) the amount of any such final payment, (iii) that no interest shall accrue in respect of the REMIC I Regular Interests, the REMIC II Regular Interests, the REMIC III Regular Interests, the REMIC IV Regular Interests, or the Certificates from and after the Interest Accrual Period relating to the final Distribution Date therefor and
(iv) that the Record Date otherwise applicable to such Distribution Date is not applicable, payments being made only upon presentation and surrender of the Certificates at the office of the Trustee. The Trustee shall give such notice to the Certificate Registrar at the time such notice is given to Certificateholders. In the event such notice is given in connection with the purchase of all of the Mortgage Loans and each REO Property remaining in the Trust Fund by the Servicer, the Servicer shall deliver to the Trustee for deposit in the Distribution Account not later than the last Business Day of the month




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next preceding the month of the final distribution on the Certificates an amount in immediately available funds equal to the above-described purchase price for the Mortgage Loans purchased by the Servicer. The Trustee shall remit to the Servicer from such funds deposited in the Distribution Account
(i) any amounts which the Servicer would be permitted to withdraw and retain from the Collection Account pursuant to Section 3.11 and (ii) any other amounts otherwise payable by the Trustee to the Servicer from amounts on deposit in the Distribution Account pursuant to the terms of this Agreement, in each case prior to making any final distributions pursuant to Section 10.01(d) below. Upon certification to the Trustee by a Servicing Officer of the making of such final deposit, the Trustee shall promptly release or cause to be released to the Servicer the related Mortgage Files for the remaining Mortgage Loans, and the Trustee shall execute all assignments, endorsements and other instruments necessary to effectuate such transfer.

                  (d) Upon presentation of the Certificates by the Certificateholders on the final Distribution Date, the Trustee shall distribute to each Certificateholder so presenting and surrendering its Certificates the amount otherwise distributable on such Distribution Date in accordance with Section 4.01 in respect of the Certificates so presented and surrendered. Any funds not distributed to any Holder or Holders of Certificates being retired on such Distribution Date because of the failure of such Holder or Holders to tender their Certificates shall, on such date, be set aside and held in trust by the Trustee and credited to the account of the appropriate non-tendering Holder or Holders. If any Certificates as to which notice has been given pursuant to this Section 9.01 shall not have been surrendered for cancellation within six months after the time specified in such notice, the Trustee shall mail a second notice to the remaining non-tendering Certificateholders to surrender their Certificates for cancellation in order to receive the final distribution with respect thereto. If within one year after the second notice all such Certificates shall not have been surrendered for cancellation, the Trustee shall, directly or through an agent, mail a final notice to remaining related non-tendering Certificateholders concerning surrender of their Certificates. The costs and expenses of maintaining the funds in trust and of contacting such Certificateholders shall be paid out of the assets remaining in the trust funds. If within one year after the final notice any such Certificates shall not have been surrendered for cancellation, the Trustee shall pay to the Depositor all such amounts, and all rights of non-tendering Certificateholders in or to such amounts shall thereupon cease. No interest shall accrue or be payable to any Certificateholder on any amount held in trust by the Trustee as a result of such Certificateholder's failure to surrender its Certificate(s) for final payment thereof in accordance with this Section 9.01.

                  Immediately following the deposit of funds in trust hereunder in respect of the Certificates, the Trust Fund shall terminate.

                  SECTION 9.02. Additional Termination Requirements.

                  (a) In the event that the Servicer purchases all the Mortgage Loans and each REO Property or the final payment on or other liquidation of the last Mortgage Loan or REO Property remaining in the Trust Fund pursuant to Section 9.01, the Trust Fund shall be terminated in accordance with the following additional requirements:

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                        (i) The Trustee shall specify the first day in the
                  90-day liquidation period in a statement attached to REMIC I's, REMIC II's, REMIC III's, REMIC IV's and REMIC V's final Tax Return pursuant to Treasury regulation Section 1.860F-1 and shall satisfy all requirements of a qualified liquidation under Section 860F of the Code and any regulations thereunder, as evidenced by an Opinion of Counsel obtained at the expense of the Servicer;

                        (ii) During such 90-day liquidation period, and at or
                  prior to the time of making of the final payment on the Certificates, the Trustee shall sell all of the assets of the Trust Fund to the Servicer for cash; and

                        (iii) At the time of the making of the final payment
                  on the Certificates, the Trustee shall distribute or credit, or cause to be distributed or credited, to the Holders of the Residual Certificates all cash on hand in the Trust Fund (other than cash retained to meet claims), and the Trust Fund shall terminate at that time.

                  (b) At the expense of the Servicer, the Trustee shall prepare or cause to be prepared the documentation required in connection with the adoption of a plan of liquidation of each REMIC executed hereunder pursuant to this Section 9.02.

                  (c) By their acceptance of Certificates, the Holders thereof hereby agree to authorize the Trustee to specify the 90-day liquidation period for each REMIC executed hereunder, which authorization shall be binding upon all successor Certificateholders.

                                   ARTICLE X

                               REMIC PROVISIONS

                  SECTION 10.01. REMIC Administration.

                  (a) The Trustee shall elect to treat each REMIC created hereunder as a REMIC under the Code and, if necessary, under applicable state law. Each such election will be made on Form 1066 or other appropriate federal tax or information return or any appropriate state return for the taxable year ending on the last day of the calendar year in which the Certificates are issued. For the purposes of the REMIC election in respect of REMIC I, the REMIC I Regular Interests shall be designated as the Regular Interests in REMIC I and the Class R-I Certificates shall be designated as the Residual Interests in the Trust Fund. The REMIC II Regular Interests shall be designated as the Regular Interests in REMIC II and the Class R-II Certificates shall be designated as the Residual Interests in REMIC II. The REMIC III Regular Interests shall be designated as the Regular Interests in REMIC III and the Class R-III Certificates shall be designated as the Residual Interests in REMIC III. The REMIC IV Regular Interests shall be designated as the Regular Interests in REMIC IV and the Class R-IV Certificates shall be designated as the Residual Interests in REMIC IV. The Certificates (other than the Residual Certificates) shall be designated as the Regular Interests in REMIC V and the Class R-V Certificates shall be designated as the Residual Interests in REMIC V. The Trustee shall not permit the creation of any "interests" in any REMIC created hereunder (within the meaning of Section 860G of the Code) other than the REMIC I Regular Interests, the REMIC II



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Regular Interests, REMIC III Regular Interest and REMIC IV Regular Interest
and the interests represented by the Certificates.

                  (b) The Closing Date is hereby designated as the "Startup Day" of each REMIC created hereunder within the meaning of Section 860G(a)(9) of the Code.

                  (c) The Trustee shall pay out of funds on deposit in the Distribution Account, any and all expenses relating to any tax audit of the Trust Fund (including, but not limited to, any professional fees or any administrative or judicial proceedings with respect to any REMIC created hereunder that involve the Internal Revenue Service or state tax authorities) unless such expenses, professional fees or any administrative or judicial proceedings are incurred by reason of the Trustee's willful misfeasance, bad faith or negligence. The Trustee, as agent for all of REMIC I's, REMIC II's, REMIC III's, REMIC IV's and REMIC V's tax matters persons, shall (i) act on behalf of the Trust Fund in relation to any tax matter or controversy involving any REMIC created hereunder and (ii) represent the Trust Fund in any administrative or judicial proceeding relating to an examination or audit by any governmental taxing authority with respect thereto and will be entitled to reimbursement from the Trust Fund for any expenses incurred by the Trustee in connection therewith unless such administrative or judicial proceeding relating to an examination or audit by any governmental taxing authority is incurred by reason of the Trustee's willful misfeasance, bad faith or negligence. The holder of the largest Percentage Interest of each Class of Residual Certificates shall be designated, in the manner provided under Treasury regulations section 1.860F-4(d) and Treasury regulations section 301.6231(a)(7)-1, as the tax matters person of the related REMIC created hereunder. By their acceptance thereof, the holder of the largest Percentage Interest of the Residual Certificates hereby agrees to irrevocably appoint the Trustee or an Affiliate as its agent to perform all of the duties of the tax matters person for the Trust Fund.

                  (d) The Trustee shall prepare, sign and file all of the Tax Returns in respect of each REMIC created hereunder. The expenses of preparing and filing such returns shall be borne by the Trustee without any right of reimbursement therefor. The Servicer shall provide on a timely basis to the Trustee or its designee such information with respect to the assets of the Trust Fund as is in its possession and reasonably required by the Trustee to enable it to perform its obligations under this Article.

                  (e) The Trustee shall perform on behalf of each REMIC created hereunder all reporting and other tax compliance duties that are the responsibility of such REMIC under the Code, the REMIC Provisions or other compliance guidance issued by the Internal Revenue Service or any state or local taxing authority. Among its other duties, as required by the Code, the REMIC Provisions or other such compliance guidance, the Trustee shall provide
(i) to any Transferor of a Residual Certificate such information as is necessary for the application of any tax relating to the transfer of a Residual Certificate to any Person who is not a Permitted Transferee, (ii) to the Certificateholders such information or reports as are required by the Code or the REMIC Provisions including reports relating to interest, original issue discount and market discount or premium (using the Prepayment Assumption as required) and (iii) to the Internal Revenue Service the name, title, address and telephone number of the person who will serve as the representative of each REMIC created hereunder. The Servicer shall provide on a timely basis to the Trustee such information with respect to the assets of the Trust Fund, including,



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without limitation, the Mortgage Loans, as is in its possession and reasonably required by the Trustee to enable it to perform its obligations under this subsection. In addition, the Depositor shall provide or cause to be provided to the Trustee, within ten (10) days after the Closing Date, all information or data that the Trustee reasonably determines to be relevant for tax purposes as to the valuations and issue prices of the Certificates, including, without limitation, the price, yield, prepayment assumption and projected cash flow of the Certificates.

                  (f) The Trustee shall take such action and shall cause each REMIC created hereunder to take such action as shall be necessary to create or maintain the status thereof as a REMIC under the REMIC Provisions (and the Servicer shall assist the Trustee, to the extent reasonably requested by the Trustee to do specific actions in order to assist in the maintenance of such status). The Trustee shall not take any action, cause the Trust Fund to take any action or fail to take (or fail to cause to be taken) any action that, under the REMIC Provisions, if taken or not taken, as the case may be, could
(i) endanger the status of any REMIC created hereunder as a REMIC or (ii) result in the imposition of a tax upon the Trust Fund (including but not limited to the tax on prohibited transactions as defined in Section 860F(a)(2) of the Code and the tax on contributions to a REMIC set forth in Section 860G(d) of the Code) (either such event, an "Adverse REMIC Event") unless the Trustee has received an Opinion of Counsel, addressed to the Trustee (at the expense of the party seeking to take such action but in no event at the expense of the Trustee) to the effect that the contemplated action will not, with respect to any REMIC created hereunder, endanger such status or result in the imposition of such a tax, nor shall the Servicer take or fail to take any action (whether or not authorized hereunder) as to which the Trustee has advised it in writing that it has received an Opinion of Counsel to the effect that an Adverse REMIC Event could occur with respect to such action; provided that the Servicer may conclusively rely on such Opinion of Counsel and shall incur no liability for its action or failure to act in accordance with such Opinion of Counsel. In addition, prior to taking any action with respect to any REMIC created hereunder or the respective assets of each, or causing any REMIC created hereunder to take any action, which is not contemplated under the terms of this Agreement, the Servicer will consult with the Trustee or its designee, in writing, with respect to whether such action could cause an Adverse REMIC Event to occur with respect to any REMIC created hereunder, and the Servicer shall not take any such action or cause any REMIC created hereunder to take such action as to which the Trustee has advised it in writing that an Adverse REMIC Event could occur; provided that the Servicer may conclusively rely on such writing and shall incur no liability for its action or failure to act in accordance with such writing. The Trustee may consult with counsel to make such written advice, and the cost of same shall be borne by the party seeking to take the action not permitted by this Agreement, but in no event shall such cost be an expense of the Trustee. At all times as may be required by the Code, the Trustee will ensure that substantially all of the assets of each REMIC created hereunder will consist of "qualified mortgages" as defined in Section 860G(a)(3) of the Code and "permitted investments" as defined in Section 860G(a)(5) of the Code.

                  (g) In the event that any tax is imposed on "prohibited transactions" of any REMIC created hereunder as defined in Section 860F(a)(2) of the Code, on the "net income from foreclosure property" of such REMIC as defined in Section 860G(c) of the Code, on any contributions to any such REMIC after the Startup Day therefor pursuant to Section 860G(d) of the Code, or any other tax is imposed by the Code or any applicable provisions of state or local tax laws, such tax shall be charged (i) to the Trustee pursuant to
Section 10.03 hereof, if such tax



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arises out of or results from a breach by the Trustee of any of its obligations under this Article X, (ii) to the Servicer pursuant to Section
10.03 hereof, if such tax arises out of or results from a breach by the Servicer of any of its obligations under Article III or this Article X, or otherwise (iii) against amounts on deposit in the Distribution Account and shall be paid by withdrawal therefrom.

                  (h) On or before April 15th of each calendar year, commencing April 15, 2003, the Trustee shall deliver to the Servicer, each Rating Agency and the Counterparty an Officer's Certificate from a Responsible Officer of the Trustee stating, without regard to any actions taken by any party other than the Trustee, the Trustee's compliance with this Article X.

                  (i) The Trustee shall, for federal income tax purposes, maintain books and records with respect to each REMIC created hereunder on a calendar year and on an accrual basis.

                  (j) Following the Startup Day, the Trustee shall not accept any contributions of assets to any REMIC created hereunder other than in connection with any Qualified Substitute Mortgage Loan delivered in accordance with Section 2.03 unless it shall have received an Opinion of Counsel to the effect that the inclusion of such assets in the Trust Fund will not cause the related REMIC to fail to qualify as a REMIC at any time that any Certificates are outstanding or subject such REMIC to any tax under the REMIC Provisions or other applicable provisions of federal, state and local law or ordinances.

                  (k) Neither the Trustee nor the Servicer shall enter into any arrangement by which any REMIC created hereunder will receive a fee or other compensation for services nor permit any such REMIC to receive any income from assets other than "qualified mortgages" as defined in Section 860G(a)(3) of the Code or "permitted investments" as defined in Section 860G(a)(5) of the Code. As discussed above, for federal income tax purposes any payments to the Counterparty under the Yield Maintenance Agreement will be treated as a payment to the Strip Amount, as the case may be, and a payment from the holder of said certificate to the Counterparty.

                  (l) The Trustee shall treat the Net WAC Fund as an outside reserve fund within the meaning of Treasury Regulation 1.860G-2(h) that is owned by the Class X Certificateholders and that is not an asset of the REMIC. The Trustee shall treat the rights of the Class A1, Class M1, Class M2, and Class B Certificateholders to receive payments from the Net WAC Fund as rights in an interest rate cap contract written by the Class X Certificateholder in favor of the other Certificateholders. Thus, each Certificate other than the Class R, Class A-IO, Class B-IO, Strip Amount and Class P Certificates shall be treated as representing ownership of not only REMIC V Regular Interests, but also ownership of an interest in an interest rate cap contract. For purposes of determining the issue price of the REMIC V Regular Interests, the Trustee shall assume that the interest rate cap contract has a value of $10,000.

                  (m) The Trustee shall apply for an Employee Identification Number from the IRS via a Form SS-4 or any other applicable method for all tax entities and will also file a Form 8811.



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                  SECTION 10.02. Prohibited Transactions and Activities.

                  None of the Depositor, the Servicer or the Trustee shall sell, dispose of or substitute for any of the Mortgage Loans (except in connection with (i) the foreclosure of a Mortgage Loan, including but not limited to, the acquisition or sale of a Mortgaged Property acquired by deed in lieu of foreclosure, (ii) the bankruptcy of the Trust Fund, (iii) the termination of the Trust Fund pursuant to Article IX of this Agreement, (iv) a substitution pursuant to Article II of this Agreement or (v) a purchase of Mortgage Loans pursuant to Article II or III of this Agreement), nor acquire any assets for any REMIC created hereunder (other than REO Property acquired in respect of a defaulted Mortgage Loan), nor sell or dispose of any investments in the Collection Account or the Distribution Account for gain, nor accept any contributions to any REMIC created hereunder after the Closing Date (other than a Qualified Substitute Mortgage Loan delivered in accordance with Section 2.03), unless it has received an Opinion of Counsel, addressed to the Trustee (at the expense of the party seeking to cause such sale, disposition, substitution, acquisition or contribution but in no event at the expense of the Trustee) that such sale, disposition, substitution, acquisition or contribution will not (a) affect adversely the status of any of any REMIC Regular Interest created hereunder as a REMIC or (b) cause any REMIC Regular Interest created hereunder to be subject to a tax on "prohibited transactions" or "contributions" pursuant to the REMIC Provisions.

                  SECTION 10.03. Servicer and Trustee Indemnification.

                  (a) The Trustee agrees to indemnify, severally and not jointly, the Trust Fund, the Depositor and the Servicer for any taxes and costs including, without limitation, any reasonable attorneys fees imposed on or incurred by the Trust Fund, the Depositor or the Servicer, as a result of a breach of its respective covenants set forth in this Article X.

                  (b) The Servicer agrees to indemnify the Trust Fund, the Depositor and the Trustee for any taxes and costs including, without limitation, any reasonable attorneys' fees imposed on or incurred by the Trust Fund, the Depositor or the Trustee, as a result of a breach of the Servicer's covenants set forth in Article III or this Article X.

                                  ARTICLE XI

                           MISCELLANEOUS PROVISIONS

                  SECTION 11.01. Amendment.

                  This Agreement may be amended from time to time by the Depositor, the Servicer and the Trustee without the consent of any of the Certificateholders, (i) to cure any ambiguity or defect, (ii) to correct, modify or supplement any provisions herein (including to give effect to the expectations of Certificateholders), or (iii) to make any other provisions with respect to matters or questions arising under this Agreement which shall not be inconsistent with the provisions of this Agreement provided that such action shall not, as evidenced by either (i) an Opinion of Counsel delivered to the Trustee, adversely affect in any material respect the interests of any Certificateholder or (ii) delivery to the Trustee of a letter from each Rating Agency confirming the then-current ratings of the Offered Certificates. No amendment shall be deemed to adversely affect in any material respect the interests of any Certificateholder who shall have consented thereto, and no Opinion of Counsel shall be required to address the effect of any such amendment on any such consenting Certificateholder.

                  This Agreement may also be amended from time to time by the Depositor, the Servicer and the Trustee with the consent of the Holders of Certificates entitled to at least 66% of the Voting Rights for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Holders of Certificates; provided, however, that no such amendment shall (i) reduce in any manner the amount of, or delay the timing of, payments received on Mortgage Loans which are required to be distributed on any Certificate without the consent of the Holder of such Certificate, (ii) adversely affect in any material respect the interests of the Holders of any Class of Certificates in a manner, other than as described in (i), without the consent of the Holders of Certificates of such Class evidencing at least 66% of the Voting Rights allocated to such Class, or (iii) modify the consents required by the immediately preceding clauses (i) and (ii) without the consent of the Holders of all Certificates then outstanding. Notwithstanding any other provision of this Agreement, for purposes of the giving or withholding of consents pursuant to this Section 11.01, Certificates registered in the name of the Depositor or the Servicer or any Affiliate thereof shall be entitled to Voting Rights with respect to matters affecting such Certificates.

                  Notwithstanding any contrary provision of this Agreement, the Trustee shall be entitled to receive an Opinion of Counsel to the effect that such amendment will not result in the imposition of any tax on any REMIC created hereunder pursuant to the REMIC Provisions or cause any REMIC to fail to qualify as a REMIC at any time that any Certificates are outstanding.

                  Promptly after the execution of any such amendment the Trustee shall furnish a copy of such amendment to each Certificateholder.

                  It shall not be necessary for the consent of Certificateholders under this Section 11.01 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable regulations as the Trustee may prescribe.

                  The cost of any Opinion of Counsel to be delivered pursuant to this Section 11.01 shall be borne by the Person seeking the related amendment, but in no event shall such Opinion of Counsel be an expense of the Trustee.

                  The Trustee may, but shall not be obligated to enter into any amendment pursuant to this Section that affects its rights, duties and immunities under this Agreement or otherwise.

                  SECTION 11.02. Recordation of Agreement; Counterparts.

                  To the extent permitted by applicable law, this Agreement is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Servicer at the expense of the Certificateholders, but only upon direction of the

Trustee accompanied by an Opinion of Counsel to the effect that such recordation materially and beneficially affects the interests of the Certificateholders.

                  For the purpose of facilitating the recordation of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

                  SECTION 11.03. Limitation on Rights of Certificateholders.

                  The death or incapacity of any Certificateholder shall not operate to terminate this Agreement or the Trust Fund, nor entitle such Certificateholder's legal representatives or heirs to claim an accounting or to take any action or proceeding in any court for a partition or winding up of the Trust Fund, nor otherwise affect the rights, obligations and liabilities of the parties hereto or any of them.

                  No Certificateholder shall have any right to vote (except as expressly provided for herein) or in any manner otherwise control the operation and management of the Trust Fund, or the obligations of the parties hereto, nor shall anything herein set forth, or contained in the terms of any of the Certificates, be construed so as to constitute the Certificateholders from time to time as partners or members of an association; nor shall any Certificateholder be under any liability to any third person by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

                  No Certificateholder shall have any right by virtue of any provision of this Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Agreement, unless (i) such Holder previously shall have given to the Trustee a written notice of default and of the continuance thereof, as hereinbefore provided, and (ii) the Holders of Certificates entitled to at least 25% of the Voting Rights shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby, and the Trustee, for 15 days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding. It is understood and intended, and expressly covenanted by each Certificateholder with every other Certificateholder and the Trustee, that no one or more Holders of Certificates shall have any right in any manner whatsoever by virtue of any provision of this Agreement to affect, disturb or prejudice the rights of the Holders of any other of such Certificates, or to obtain or seek to obtain priority over or preference to any other such Holder, or to enforce any right under this Agreement, except in the manner herein provided and for the equal, ratable and common benefit of all Certificateholders. For the protection and enforcement of the provisions of this Section, each and every Certificateholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

                  SECTION 11.04. Governing Law.

                  This Agreement shall be construed in accordance with the laws of the State of New York and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

                  SECTION 11.05. Notices.

                  All directions, demands and notices hereunder shall be in writing and shall be deemed to have been duly given when received if personally delivered at or mailed by first class mail, postage prepaid, or by express delivery service or facsimile transmission or delivered in any other manner specified herein, to (a) in the case of the Depositor, 11 Madison Avenue, New York, New York 10010, telecopy number (212) 325-6424, or such other address or telecopy number as may hereafter be furnished to the Servicer and the Trustee in writing by the Depositor, (b) in the case of the Seller, 11 Madison Avenue, New York, New York 10010, telecopy number (212) 325-6424, or such other address or telecopy number as may hereafter be furnished to the Servicer and the Trustee in writing by the Seller, (c) in the case of the Servicer, Fairbanks Capital Corp., 3815 South West Temple, Salt Lake City, Utah 84115, Attention: Gregory E. Harmer (telecopy number (801) 293-2555), or such other address or telecopy number as may hereafter be furnished to the Trustee and the Depositor in writing by Fairbanks Capital Corp., (d) in the case of the Trustee, 9062 Old Annapolis Road, Columbia, Maryland 21045-1951,
Attention: ABSC 2002-HE2 (telecopy number (410) 715-2380) and a copy to Sixth Street and Marquette Avenue, Minneapolis, Minnesota 55479, Attention: ABSC 2002-HE2, or such other address or telecopy number as may hereafter be furnished to the Servicer and the Depositor in writing by the Trustee, (e) in the case of New Century Mortgage Corporation, 18400 Von Karman Street, Irvine, California 92612, Attention: President (telecopy number: (949) 225-7843), or such other address or telecopy number as may hereafter be furnished to the Trustee, the Servicer and the Depositor in writing by New Century Mortgage Corporation, (f) in the case of WMC Mortgage Corp., 6320 Canoga Avenue, Woodland Hills, CA 91367, Attention: Mardy Grossman (telecopy number: (818) 596-4962) and George Eshaghian (telecopy number: (818) 592-2605) or such other address or telecopy number as may hereafter be furnished to the Trustee, the Servicer and the Depositor in writing by WMC Mortgage Corp., and (g) in the case of Long Beach Mortgage Company, 1100 Town and Country Road, Suite 1600, Orange, California 92868, Attention: General Counsel (telecopy number: (714) 543-6847) or such other address or telecopy number as may hereafter be furnished to the Trustee, the Servicer and the Depositor in writing by Long Beach Mortgage Company. Any notice required or permitted to be given to a Certificateholder shall be given by first class mail, postage prepaid, at the address of such Holder as shown in the Certificate Register. Any notice so mailed within the time prescribed in this Agreement shall be conclusively presumed to have been duly given when mailed, whether or not the Certificateholder receives such notice. A copy of any notice required to be telecopied hereunder also shall be mailed to the appropriate party in the manner set forth above.

                  SECTION 11.06. Severability of Provisions.

                  If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the Holders thereof.

                  SECTION 11.07. Notice to Rating Agencies and the
                                 Counterparty.

                  The Trustee shall use its best efforts promptly to provide notice to the Rating Agencies and the Counterparty with respect to each of the following of which it has actual knowledge:

                  (1) Any amendment to this Agreement;

                  (2) The occurrence of a Servicer Event of Default that has not been cured or waived;

                  (3) The resignation or termination of the Servicer or the
                      Trustee;

                  (4) The repurchase or substitution of Mortgage Loans pursuant to or as contemplated by Section 2.03;

                  (5) The final payment to the Holders of any Class of
                      Certificates;

                  (6) Any change in the location of the Collection Account or the Distribution Account;

                  (7) The Trustee, were it to succeed as the Servicer, is
                      unable to make advances regarding Delinquent Mortgage Loans; and

                  (8) The filing of any claim under the Servicer's blanket
                      bond and errors and omissions insurance policy required by Section 3.14 or the cancellation or material modification of coverage under any such instrument.

                  In addition, the Trustee shall make available to each Rating Agency and the Counterparty copies of each report to Certificateholders described in Section 4.02 and the Servicer, as required pursuant to Section
3.20 and Section 3.21, shall make available to each Rating Agency copies of the following:

                  (1) Each annual statement as to compliance described in
                      Section 3.20; and

                  (2) Each annual independent public accountants' servicing
                      report described in Section 3.21.

                  Any such notice pursuant to this Section 11.07 shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by first class mail, postage prepaid, or by facsimile transmission or express delivery service to Moody's Investors Service, Inc., 99 Church Street, New York, New York 10007, Fitch, Inc., One State Street Plaza, New York, NY 10004, Attention: Asset Backed Securities Corporation Home Equity Loan Trust 2002-HE2, and to Standard & Poor's Ratings Services, a division of the McGraw-Hill Companies, Inc. at 55 Water Street, 41st Floor, New York, NY 10009, Attention: Structured

Finance Surveillance Group, Credit Suisse First Boston International, One Cabot Square, London E14 4QJ, England, Attention: Head of Credit Risk Management or such other addresses as the Rating Agencies or the Counterparty may designate in writing to the parties hereto.

                  SECTION 11.08. Article and Section References.

                  All article and section references used in this Agreement, unless otherwise provided, are to articles and sections in this Agreement.

                  SECTION 11.09. Third Party Rights.

                  The Counterparty shall be a third-party beneficiary of this Agreement.

                  SECTION 11.10. Grant of Security Interest.

                  It is the express intent of the parties hereto that the conveyance of the Mortgage Loans by the Depositor to the Trustee be, and be construed as, a sale of the Mortgage Loans by the Depositor and not a pledge of the Mortgage Loans by the Depositor to secure a debt or other obligation of the Depositor. However, in the event that, notwithstanding the aforementioned intent of the parties, the Mortgage Loans are held to be property of the Depositor, then, (a) it is the express intent of the parties that such conveyance be deemed a pledge of the Mortgage Loans by the Depositor to the Trustee to secure a debt or other obligation of the Depositor and (b)(1) this Agreement shall also be deemed to be a security agreement within the meaning of Articles 8 and 9 of the Uniform Commercial Code as in effect from time to time in the State of New York; (2) the conveyance provided for in Section 2.01 hereof shall be deemed to be a grant by the Depositor to the Trustee of a security interest in all of the Depositor's right, title and interest in and to the Mortgage Loans and all amounts payable to the holders of the Mortgage Loans in accordance with the terms thereof and all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property, including without limitation all amounts, other than investment earnings, from time to time held or invested in the Collection Account and the Distribution Account, whether in the form of cash, instruments, securities or other property; (3) the obligations secured by such security agreement shall be deemed to be all of the Depositor's obligations under this Agreement, including the obligation to provide to the Certificateholders the benefits of this Agreement relating to the Mortgage Loans and the Trust Fund; and (4) notifications to persons holding such property, and acknowledgments, receipts or confirmations from persons holding such property, shall be deemed notifications to, or acknowledgments, receipts or confirmations from, financial intermediaries, bailees or agents (as applicable) of the Trustee for the purpose of perfecting such security interest under applicable law. Accordingly, the Depositor hereby grants to the Trustee a security interest in the Mortgage Loans and all other property described in clause (2) of the preceding sentence, for the purpose of securing to the Trustee the performance by the Depositor of the obligations described in clause (3) of the preceding sentence. Notwithstanding the foregoing, the parties hereto intend the conveyance pursuant to Section 2.01 to be a true, absolute and unconditional sale of the Mortgage Loans and assets constituting the Trust Fund by the Depositor to the Trustee.

                  SECTION 11.11. Protection of Assets.

                  Except for transactions and activities entered into in connection with the securitization that is the subject of this Agreement, the Trust is not authorized and has no power to:
                  (1) borrow money or issue debt;

                  (2) merge with another entity, reorganize, liquidate or sell assets; or

                  (3) engage in any business or activities.

                  Each party to this Agreement agrees that it will not file an involuntary bankruptcy petition or initiate any other form of insolvency proceeding against the Trust Fund until after the Certificates have been paid.

         IN WITNESS WHEREOF, the Depositor, the Servicer and the Trustee have caused their names to be signed hereto by their respective officers thereunto duly authorized, in each case as of the day and year first above written.

                                ASSET BACKED SECURITIES CORPORATION,
                                as Depositor


                                By:   /s/ Greg Richter
                                   -------------------------------
                                Name:  Greg Richter
                                Title:  Vice President


                                DLJ MORTGAGE CAPITAL, INC.,
                                as Seller


                                By:   /s/ Joseph C. Little
                                   -------------------------------
                                Name:  Joseph C. Little
                                Title:  Vice President


                                FAIRBANKS CAPITAL CORP.,
                                as Servicer


                                By:   /s/ Terrell W. Smith
                                   --------------------------------
                                Name:  Terrell W. Smith
                                Title:  Executive Vice President


                                WELLS FARGO BANK MINNESOTA, N.A.,
                                as Trustee


                                By:   /s/ Peter A. Gobell
                                   --------------------------------
                                Name: Peter A. Gobell
                                Title: Vice President

STATE OF      NEW YORK )
                       ) ss.:
COUNTY OF     NEW YORK )

         On the 28th day of May 2002, before me, a notary public in and for said State, personally appeared Greg Richter, known to me to be a Vice President of Asset Backed Securities Corporation, one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

         IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.



                                        /s/ Barbara Lovelace
                                        -------------------------
                                             Notary Public

[Notarial Seal]

STATE OF   NEW YORK )
                    ) ss.:
COUNTY OF  NEW YORK )

         On the 28th day of May 2002, before me, a notary public in and for said State, personally appeared Joseph C. Little, known to me to be a Vice President of DLJ Mortgage Capital, Inc., one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

         IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.



                                        /s/ Barbara Lovelace
                                        ----------------------
                                            Notary Public

[Notarial Seal]

STATE OF UTAH       )
                    ) ss.:
COUNTY OF SALT LAKE )


         On the 23rd day of May 2002, before me, a notary public in and for said State, personally appeared Terrell W. Smith, known to me to be an Executive Vice President of Fairbanks Capital Corp., one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

         IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.



                                          /s/ Sherrie L. Pehrson
                                          --------------------------
                                                 Notary Public



[Notarial Seal]

STATE OF                   )
                           ) ss.:
COUNTY OF                  )



         On the 28th day of May 2002, before me, a notary public in and for said State, personally appeared Peter A. Gobell, known to me to be a Vice President of Wells Fargo Bank Minnesota, N.A., one of the entities that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such entity executed the within instrument.

         IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.



                                      /s/ Lisa C. Carr
                                      ------------------------
                                             Notary Public

[Notarial Seal]

                                                                      [A1][A2]

                                  EXHIBIT A-1
                                  -----------

                      FORM OF CLASS [A1][A2] CERTIFICATE

         UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF
         DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

         SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986 (THE "CODE").

Series 2002-HE2, Class A_                                    Aggregate Certificate Principal Balance of the
                                                             Class A_ Certificates as of the Issue Date:
Pass-Through Rate: Variable                                  $_____________

Date of Pooling and Servicing Agreement:                     Denomination:  $____________
May 1, 2002.

First Distribution Date:                                     Servicer:

June 17, 2002                                                Fairbanks Capital Corp.

No. ____                                                     Trustee:  Wells Fargo Bank Minnesota, N.A.

                                                             Issue Date: May 30, 2002

                                                             CUSIP: ____________


         DISTRIBUTIONS IN REDUCTION OF THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE PRINCIPAL BALANCE HEREOF AT ANY TIME MAY



                                    A-1-1

         BE LESS THAN THE AMOUNT SHOWN ABOVE AS THE DENOMINATION OF THIS CERTIFICATE.

                     ASSET BACKED PASS THROUGH CERTIFICATE

evidencing a beneficial ownership interest in a Trust Fund (the "Trust Fund") consisting primarily of a pool of conventional one- to four-family and multifamily fixed-rate and adjustable-rate first lien and second lien mortgage loans (the "Mortgage Loans") formed and sold by

                      ASSET BACKED SECURITIES CORPORATION

   THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN ASSET BACKED SECURITIES CORPORATION, THE SERVICER, THE TRUSTEE OR ANY OF THEIR
      RESPECTIVE AFFILIATES. NEITHER THIS CERTIFICATE NOR THE UNDERLYING
        MORTGAGE LOANS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY
                             OF THE UNITED STATES.

     This certifies that ____________ is the registered owner of a Percentage Interest (obtained by dividing the denomination of this Certificate by the aggregate Certificate Principal Balance of the Class [A-1][A-2] Certificates as of the Issue Date) in that certain beneficial ownership interest evidenced by all the Class [A-1][A-2] Certificates created pursuant to a Pooling and Servicing Agreement, dated as specified above (the "Agreement"), among Asset Backed Securities Corporation (hereinafter called the "Depositor," which term includes any successor entity under the Agreement), the Servicer, and the Trustee, a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Pursuant to the terms of the Agreement, distributions will be made on the 15th day of each month or, if such 15th day is not a Business Day, the Business Day immediately following (a "Distribution Date"), commencing on the First Distribution Date specified above, to the Person in whose name this Certificate is registered on the Record Date, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to the Holders of Class [A-1][A-2] Certificates on such Distribution Date pursuant to the Agreement.

     All distributions to the Holder of this Certificate under the Agreement will be made or caused to be made by or on behalf of the Trustee by wire transfer in immediately available funds to the account of the Person entitled thereto if such Person shall have so notified the Trustee in writing at least five Business Days prior to the Record Date immediately prior to such Distribution Date, or otherwise by check mailed by first class mail to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of



                                    A-1-2
this Certificate at the office or agency appointed by the Trustee for that purpose as provided in the Agreement.

     The Pass-Through Rate applicable to the calculation of interest payable with respect to this Certificate on any Distribution Date shall equal a rate per annum equal to the lesser of (i) the One-Month LIBOR plus _____%, in the case of each Distribution Date through and including the Distribution Date on which the aggregate principal balance of the Mortgage Loans (and properties acquired in respect thereof) remaining in the Trust Fund is reduced to less than 10% of the aggregate principal balance of the Mortgage Loans as of the related cut-off date, or One-Month LIBOR plus _____% per annum, in the case of any Distribution Date thereafter, and (ii) the Available Funds Cap for such Distribution Date.

     This Certificate is one of a duly authorized issue of Certificates designated as Asset Backed Pass Through Certificates of the Series specified on the face hereof (herein called the "Certificates") and representing a Percentage Interest in the Class of Certificates specified on the face hereof equal to the denomination specified on the face hereof divided by the aggregate Certificate Principal Balance of the Class of Certificates specified on the face hereof.

     The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Collection Account and the Distribution Account may be made from time to time for purposes other than distributions to Certificateholders, such purposes including, without limitation, reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans.

     The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Servicer, the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Servicer, and the Trustee with the consent of the Holders of Certificates entitled to at least 66% of the Voting Rights. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

     As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee as provided in the Agreement, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

     The Certificates are issuable in fully registered form only without coupons in Classes and denominations representing Percentage Interests specified in the Agreement. As provided in the



                                    A-1-3

Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

     No service charge will be made for any such registration of transfer or exchange of Certificates, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

     The Depositor, the Servicer, the Trustee, and the Certificate Registrar and any agent of the Depositor, the Servicer, the Trustee, or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Servicer, the Trustee, the Certificate Registrar nor any such agent shall be affected by notice to the contrary.

     The obligations created by the Agreement and the Trust Fund created thereby shall terminate upon payment to the Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund, and (ii) the purchase by the party designated in the Agreement at a price determined as provided in the Agreement from the Trust Fund of all the Mortgage Loans and all property acquired in respect of such Mortgage Loans. The Agreement permits, but does not require, the party designated in the Agreement to purchase from the Trust Fund all the Mortgage Loans and all property acquired in respect of any Mortgage Loan at a price determined as provided in the Agreement. The exercise of such right will effect early retirement of the Certificates; however, such right to purchase is subject to the aggregate Stated Principal Balance of the Mortgage Loans and any REO properties owned by the Trust at the time of purchase being less than 10% of the sum of the aggregate Stated Principal Balance of the Mortgage Loans at the Initial Cut-off Date plus the amount on deposit in the Pre-Funding Account on the Closing Date.

Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.



                                    A-1-4

     IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:  May __, 2002

                                  WELLS FARGO BANK MINNESOTA, N.A.,
                                  as Trustee




                                  By:__________________________________
                                              Authorized Officer




                         CERTIFICATE OF AUTHENTICATION
                         -----------------------------

     This is one of the Class [A-1][A-2] Certificates referred to in the within-mentioned Agreement.



                                          WELLS FARGO BANK MINNESOTA, N.A.,
                                          as Certificate Registrar




                                          By:__________________________________
                                             Authorized Signatory



                                    A-1-5

                                 ABBREVIATIONS
                                 -------------

     The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

         TEN COM - as tenants in common        UNIF GIFT MIN ACT -                         Custodian
                                                                                  ---------------------------
                                                                                    (Cust)       (Minor)
         TEN ENT  - as tenants by the entireties                                       under Uniform Gifts
                                                                                       to Minors Act
         JT TEN     - as joint tenants with right                                      _________________
                    if survivorship and not as                                              (State)
                    tenants in common

                    Additional abbreviations may also be used though not in the above list.

                                  ASSIGNMENT
                                  ----------

         FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

______________________________________________________________________________
______________________________________________________________________________
______________________________________________________________________________
(Please print or typewrite name, address including postal zip code, and Taxpayer Identification Number of assignee)

a Percentage Interest equal to ____% evidenced by the within Asset Backed Pass Through Certificate and hereby authorize(s) the registration of transfer of such interest to assignee on the Certificate Register of the Trust Fund.

          I (we) further direct the Certificate Registrar to issue a new Certificate of a like Percentage Interest and Class to the above named assignee and deliver such Certificate to the following address:
___________________ ___________________________________

Dated:



                                       ______________________________________
                                       Signature by or on behalf of assignor




                                       ______________________________________
                                       Signature Guaranteed



                                    A-1-6

                           DISTRIBUTION INSTRUCTIONS

     The assignee should include the following for purposes of distribution:

     Distributions shall be made, by wire transfer or otherwise, in immediately available funds to _______________________________________________

for the account of  ___________________________, account number ______________, or, if mailed by check, to _______________________________________________.

Applicable statements should be mailed to __________________________________

This information is provided by _______________, the assignee named above, or ____________________________, as its agent.



                                    A-1-7

                                                                    [M1 & M2]

                                  EXHIBIT A-2
                                  -----------

                      FORM OF CLASS [M1] [M2] CERTIFICATE

         UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF
         DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

         SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986 (THE "CODE").

         THIS CERTIFICATE IS SUBORDINATE TO THE CLASS A1 AND CLASS A2 CERTIFICATES [AND THE CLASS M1 CERTIFICATES] TO THE EXTENT DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

Series 2002-HE2, Class [M1] [M2]                             Aggregate Certificate Principal Balance of the
                                                             Class [M1] [M2] Certificates as of the Issue
Pass-Through Rate: Variable                                  Date: $____________

Date of Pooling and Servicing Agreement: May 1, 2002.        Denomination:  $___________

First Distribution Date:                                     Servicer:

June 17, 2002                                                Fairbanks Capital Corp.

No. ____                                                     Trustee:  Wells Fargo Bank Minnesota, N.A.



                                                 A-2-1

                                                             Issue Date: May [__], 2002

                                                             CUSIP: ______________

         DISTRIBUTIONS IN REDUCTION OF THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING



                                    A-2-2

         CERTIFICATE PRINCIPAL BALANCE HEREOF AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ABOVE AS THE DENOMINATION OF THIS CERTIFICATE.

                     ASSET BACKED PASS THROUGH CERTIFICATE

evidencing a beneficial ownership interest in a Trust Fund (the "Trust Fund") consisting primarily of a pool of conventional one- to four-family and multifamily fixed-rate and adjustable-rate first lien and second lien mortgage loans (the "Mortgage Loans") formed and sold by

                      ASSET BACKED SECURITIES CORPORATION

     THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN ASSET BACKED SECURITIES CORPORATION, THE SERVICER, THE TRUSTEE OR ANY OF THEIR RESPECTIVE AFFILIATES. NEITHER THIS CERTIFICATE NOR THE UNDERLYING MORTGAGE LOANS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES.

     This certifies that ____________ is the registered owner of a Percentage Interest (obtained by dividing the denomination of this Certificate by the aggregate Certificate Principal Balance of the [M1] [M2] Certificates as of the Issue Date) in that certain beneficial ownership interest evidenced by all the [M1] [M2] Certificates created pursuant to a Pooling and Servicing Agreement, dated as specified above (the "Agreement"), among Asset Backed Securities Corporation (hereinafter called the "Depositor," which term includes any successor entity under the Agreement), the Seller, the Servicer, and the Trustee, a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Pursuant to the terms of the Agreement, distributions will be made on the 15th day of each month or, if such 15th day is not a Business Day, the Business Day immediately following (a "Distribution Date"), commencing on the First Distribution Date specified above, to the Person in whose name this Certificate is registered on the Record Date, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to the Holders of Class [M1] [M2] Certificates on such Distribution Date pursuant to the Agreement.

     All distributions to the Holder of this Certificate under the Agreement will be made or caused to be made by or on behalf of the Trustee by wire transfer in immediately available funds to the account of the Person entitled thereto if such Person shall have so notified the Trustee in writing at least five Business Days prior to the Record Date immediately prior to such Distribution Date, or otherwise by check mailed by first class mail to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register. Notwithstanding the above, the final distribution on this Certificate will be made after due notice



                                    A-2-3
by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose as provided in the Agreement.

     The Pass-Through Rate applicable to the calculation of interest payable with respect to this Certificate on any Distribution Date shall equal a rate per annum equal to the lesser of (i) the One-Month LIBOR plus _____%, in the case of each Distribution Date through and including the Distribution Date on which the aggregate principal balance of the Mortgage Loans (and properties acquired in respect thereof) remaining in the Trust Fund is reduced to less than 10% of the aggregate principal balance of the Mortgage Loans as of the related cut-off date, or One-Month LIBOR plus _____%, in the case of any Distribution Date thereafter, and (ii) the Available Funds Cap for such Distribution Date.

     This Certificate is one of a duly authorized issue of Certificates designated as Asset Backed Pass Through Certificates of the Series specified on the face hereof (herein called the "Certificates") and representing a Percentage Interest in the Class of Certificates specified on the face hereof equal to the denomination specified on the face hereof divided by the aggregate Certificate Principal Balance of the Class of Certificates specified on the face hereof.

     The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Collection Account and the Distribution Account may be made from time to time for purposes other than distributions to Certificateholders, such purposes including, without limitation, reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans.

     The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Servicer, the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Servicer and the Trustee with the consent of the Holders of Certificates entitled to at least 66% of the Voting Rights. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

     As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee as provided in the Agreement, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.



                                    A-2-4

     The Certificates are issuable in fully registered form only without coupons in Classes and denominations representing Percentage Interests specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

     No service charge will be made for any such registration of transfer or exchange of Certificates, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

     The Depositor, the Servicer, the Trustee and the Certificate Registrar and any agent of the Depositor, the Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Servicer, the Trustee, the Certificate Registrar nor any such agent shall be affected by notice to the contrary.

     The obligations created by the Agreement and the Trust Fund created thereby shall terminate upon payment to the Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund, and (ii) the purchase by the party designated in the Agreement at a price determined as provided in the Agreement from the Trust Fund of all the Mortgage Loans and all property acquired in respect of such Mortgage Loans. The Agreement permits, but does not require, the party designated in the Agreement to purchase from the Trust Fund all the Mortgage Loans and all property acquired in respect of any Mortgage Loan at a price determined as provided in the Agreement. The exercise of such right will effect early retirement of the Certificates; however, such right to purchase is subject to the aggregate Stated Principal Balance of the Mortgage Loans and any REO properties owned by the Trust at the time of purchase being less than 10% of the sum of the aggregate Stated Principal Balance of the Mortgage Loans at the Initial Cut-off Date plus the amount on deposit in the Pre-Funding Account on the Closing Date.

     Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.



                                    A-2-5

     IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated: May __, 2002

                                  WELLS FARGO BANK MINNESOTA, N.A.,
                                  as Trustee




                                  By:__________________________________
                                           Authorized Officer




                         CERTIFICATE OF AUTHENTICATION
                         -----------------------------

     This is one of the Class [M1] [M2] Certificates referred to in the within-mentioned Agreement.



                                      WELLS FARGO BANK MINNESOTA, N.A.,
                                      as Certificate Registrar




                                      By:__________________________________
                                                    Authorized Signatory



                                    A-2-6

                                 ABBREVIATIONS
                                 -------------

     The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

         TEN COM - as tenants in common        UNIF GIFT MIN ACT -                         Custodian
                                                                                  ---------------------------
                                                                                    (Cust)       (Minor)
         TEN ENT  - as tenants by the entireties                                       under Uniform Gifts
                                                                                       to Minors Act
         JT TEN     - as joint tenants with right                                      _________________
                    if survivorship and not as                                              (State)
                    tenants in common

                    Additional abbreviations may also be used though not in the above list.

                                  ASSIGNMENT
                                  ----------

         FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

______________________________________________________________________________
______________________________________________________________________________
______________________________________________________________________________
(Please print or typewrite name, address including postal zip code, and Taxpayer Identification Number of assignee)

a Percentage Interest equal to ____% evidenced by the within Asset Backed Pass Through Certificate and hereby authorize(s) the registration of transfer of such interest to assignee on the Certificate Register of the Trust Fund.

          I (we) further direct the Certificate Registrar to issue a new Certificate of a like Percentage Interest and Class to the above named assignee and deliver such Certificate to the following address:
__________________________.

Dated:



                                       ______________________________________

                                       Signature by or on behalf of assignor




                                       ______________________________________

                                       Signature Guaranteed



                                    A-2-7

                           DISTRIBUTION INSTRUCTIONS

     The assignee should include the following for purposes of distribution:

         Distributions shall be made, by wire transfer or otherwise, in immediately available funds to _______________________________________________

for the account of  ___________________________, account number ______________, or, if mailed by check, to _______________________________________________.

Applicable statements should be mailed to __________________________________

This information is provided by _______________, the assignee named above, or ____________________________, as its agent.



                                    A-2-8

                                  EXHIBIT A-3

                          FORM OF CLASS B CERTIFICATE

         UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF
         DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

         SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986 (THE "CODE").

         THIS CERTIFICATE IS SUBORDINATE TO THE CLASS A CERTIFICATES, THE CLASS M1 CERTIFICATES AND THE CLASS M2 CERTIFICATES TO THE EXTENT DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

Series 2002-HE2, Class B                                     Aggregate Certificate Principal Balance of the
                                                             Class B Certificates as of the Issue Date:
Pass-Through Rate: Variable                                  $__________

Date of Pooling and Servicing Agreement: May 1, 2002.        Denomination:  $___________

First Distribution Date:                                     Servicer:

June 17, 2002                                                Fairbanks Capital Corp.

No. __                                                       Trustee:  Wells Fargo Bank Minnesota, N.A.

                                                             Issue Date:  May [__], 2002



                                             A-3-1

                                                             CUSIP: _____________

         DISTRIBUTIONS IN REDUCTION OF THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE PRINCIPAL BALANCE HEREOF AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ABOVE AS THE DENOMINATION OF THIS CERTIFICATE.

                     ASSET BACKED PASS THROUGH CERTIFICATE

evidencing a beneficial ownership interest in a Trust Fund (the "Trust Fund") consisting primarily of a pool of conventional one- to four-family and multifamily fixed-rate and adjustable-rate first lien and second lien mortgage loans (the "Mortgage Loans") formed and sold by

                      ASSET BACKED SECURITIES CORPORATION

         THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN ASSET BACKED SECURITIES CORPORATION, THE SERVICER, THE TRUSTEE OR ANY OF THEIR RESPECTIVE AFFILIATES. NEITHER THIS CERTIFICATE NOR THE UNDERLYING MORTGAGE LOANS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES.

         This certifies that __________ is the registered owner of a Percentage Interest (obtained by dividing the denomination of this Certificate by the aggregate Certificate Principal Balance of the Class B Certificates as of the Issue Date) in that certain beneficial ownership interest evidenced by all the Class B Certificates created pursuant to a Pooling and Servicing Agreement, dated as specified above (the "Agreement"), among Asset Backed Securities Corporation (hereinafter called the "Depositor," which term includes any successor entity under the Agreement), the Seller, the Servicer, and the Trustee, a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

         Pursuant to the terms of the Agreement, distributions will be made on the 15th day of each month or, if such 15th day is not a Business Day, the Business Day immediately following (a "Distribution Date"), commencing on the First Distribution Date specified above, to the Person in whose name this Certificate is registered on the Record Date, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to the Holders of Class B Certificates on such Distribution Date pursuant to the Agreement.

         All distributions to the Holder of this Certificate under the Agreement will be made or caused to be made by or on behalf of the Trustee by wire transfer in immediately available funds



                                    A-3-2
to the account of the Person entitled thereto if such Person shall have so notified the Trustee in writing at least five Business Days prior to the Record Date immediately prior to such Distribution Date, or otherwise by check mailed by first class mail to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose as provided in the Agreement.

         The Pass-Through Rate applicable to the calculation of interest payable with respect to this Certificate on any Distribution Date shall equal a rate per annum equal to the lesser of (i) the One-Month LIBOR plus ____%, in the case of each Distribution Date through and including the Distribution Date on which the aggregate principal balance of the Mortgage Loans (and properties acquired in respect thereof) remaining in the Trust Fund is reduced to less than 10% of the aggregate principal balance of the Mortgage Loans as of the related cut-off date, or One-Month LIBOR plus _____%, in the case of any Distribution Date thereafter, and (ii) the Available Funds Cap for such Distribution Date.

         This Certificate is one of a duly authorized issue of Certificates designated as Asset Backed Pass Through Certificates of the Series specified on the face hereof (herein called the "Certificates") and representing a Percentage Interest in the Class of Certificates specified on the face hereof equal to the denomination specified on the face hereof divided by the aggregate Certificate Principal Balance of the Class of Certificates specified on the face hereof.

         The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Collection Account and the Distribution Account may be made from time to time for purposes other than distributions to Certificateholders, such purposes including, without limitation, reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans.

         The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Servicer, the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Servicer and the Trustee with the consent of the Holders of Certificates entitled to at least 66% of the Voting Rights. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

         As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee as provided in the Agreement, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by, the Holder hereof or such Holder's attorney duly



                                    A-3-3
authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

         The Certificates are issuable in fully registered form only without coupons in Classes and denominations representing Percentage Interests specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

         No transfer of this Certificate to a Plan subject to ERISA or Section 4975 of the Code, any Person acting, directly or indirectly, on behalf of any such Plan or any person using Plan Assets to acquire this Certificate shall be made except in accordance with Section 5.02(c) of the Agreement.

         No service charge will be made for any such registration of transfer or exchange of Certificates, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

         The Depositor, the Servicer, the Trustee and the Certificate Registrar and any agent of the Depositor, the Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Servicer, the Trustee, the Certificate Registrar nor any such agent shall be affected by notice to the contrary.

         The obligations created by the Agreement and the Trust Fund created thereby shall terminate upon payment to the Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund, and (ii) the purchase by the party designated in the Agreement at a price determined as provided in the Agreement from the Trust Fund of all the Mortgage Loans and all property acquired in respect of such Mortgage Loans. The Agreement permits, but does not require, the party designated in the Agreement to purchase from the Trust Fund all the Mortgage Loans and all property acquired in respect of any Mortgage Loan at a price determined as provided in the Agreement. The exercise of such right will effect early retirement of the Certificates; however, such right to purchase is subject to the aggregate Stated Principal Balance of the Mortgage Loans and any REO properties owned by the Trust at the time of purchase being less than 10% of the sum of the aggregate Stated Principal Balance of the Mortgage Loans at the Initial Cut-off Date plus the amount on deposit in the Pre-Funding Account on the Closing Date.

         Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

         IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:  May __, 2002



                                    A-3-4

                                  WELLS FARGO BANK MINNESOTA, N.A.,
                                  as Trustee



                                  By:__________________________________
                                              Authorized Officer




                         CERTIFICATE OF AUTHENTICATION
                         -----------------------------

     This is one of the Class B Certificates referred to in the within-mentioned Agreement.



                                  WELLS FARGO BANK MINNESOTA, N.A.,
                                  as Certificate Registrar




                                  By:__________________________________
                                            Authorized Signatory



                                    A-3-5

                                 ABBREVIATIONS
                                 -------------

     The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

         TEN COM - as tenants in common        UNIF GIFT MIN ACT -                         Custodian
                                                                                  ---------------------------
                                                                                    (Cust)       (Minor)
         TEN ENT  - as tenants by the entireties                                       under Uniform Gifts
                                                                                       to Minors Act
         JT TEN     - as joint tenants with right                                      _________________
                    if survivorship and not as                                              (State)
                    tenants in common

                    Additional abbreviations may also be used though not in the above list.

                                  ASSIGNMENT
                                  ----------

         FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto ___________

______________________________________________________________________________
______________________________________________________________________________
______________________________________________________________________________
(Please print or typewrite name, address including postal zip code, and Taxpayer Identification Number of assignee)

a Percentage Interest equal to ____% evidenced by the within Asset Backed Pass Through Certificate and hereby authorize(s) the registration of transfer of such interest to assignee on the Certificate Register of the Trust Fund.

          I (we) further direct the Certificate Registrar to issue a new Certificate of a like Percentage Interest and Class to the above named assignee and deliver such Certificate to the following address:
___________________.

Dated:



                                       ______________________________________

                                       Signature by or on behalf of assignor




                                       ______________________________________

                                       Signature Guaranteed



                                    A-3-6

                           DISTRIBUTION INSTRUCTIONS

     The assignee should include the following for purposes of distribution:

         Distributions shall be made, by wire transfer or otherwise, in immediately available funds to _______________________________________________

for the account of  ___________________________, account number ______________, or, if mailed by check, to _______________________________________________.

Applicable statements should be mailed to __________________________________

This information is provided by _______________, the assignee named above, or ____________________________, as its agent.



                                    A-3-7

                                  EXHIBIT A-4
                                  -----------

                          FORM OF CLASS X CERTIFICATE

         SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT", AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986 (THE "CODE").

         THIS CERTIFICATE IS SUBORDINATE TO THE CLASS A CERTIFICATES, THE CLASS M CERTIFICATES AND THE CLASS B CERTIFICATES TO THE EXTENT DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

         THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE RESOLD OR TRANSFERRED UNLESS IT IS REGISTERED PURSUANT TO SUCH ACT AND LAWS OR IS SOLD OR TRANSFERRED IN TRANSACTIONS THAT ARE EXEMPT FROM REGISTRATION UNDER SUCH ACT AND UNDER APPLICABLE STATE LAW AND IS TRANSFERRED IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE AGREEMENT.

         NO TRANSFER OF THIS CERTIFICATE TO AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT (EACH A "PLAN") SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR THE CODE WILL BE REGISTERED EXCEPT IN COMPLIANCE WITH THE PROCEDURES DESCRIBED HEREIN.



                                    A-4-1

Series 2002-HE2, Class X                                     Aggregate Certificate Principal Balance of the
                                                             Class X Certificates as of the Issue Date:
Pass-Through Rate:
                                                             Denomination:  $______________

Date of Pooling and Servicing Agreement: May 1, 2002.        Servicer:

First Distribution Date:                                     Fairbanks Capital Corp.

June 17, 2002                                                Trustee:  Wells Fargo Bank Minnesota, N.A.

No. ___                                                      Issue Date: May [__], 2002

                                                             CUSIP: _______________

         DISTRIBUTIONS IN REDUCTION OF THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE PRINCIPAL BALANCE HEREOF AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ABOVE AS THE DENOMINATION OF THIS CERTIFICATE.

                     ASSET BACKED PASS THROUGH CERTIFICATE

evidencing a beneficial ownership interest in a Trust Fund (the "Trust Fund") consisting primarily of a pool of conventional one- to four-family and multifamily fixed-rate and adjustable-rate first lien and second lien mortgage loans (the "Mortgage Loans") formed and sold by

                      ASSET BACKED SECURITIES CORPORATION

         THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN ASSET BACKED SECURITIES CORPORATION, THE SERVICER, THE TRUSTEE OR ANY OF THEIR RESPECTIVE AFFILIATES. NEITHER THIS CERTIFICATE NOR THE UNDERLYING MORTGAGE LOANS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES.

         This certifies that ________________ is the registered owner of a Percentage Interest (obtained by dividing the denomination of this Certificate by the aggregate Certificate Principal Balance of the Class X Certificates as of the Issue Date) in that certain beneficial ownership interest evidenced by all the Class X Certificates created pursuant to a Pooling and Servicing Agreement, dated as specified above (the "Agreement"), among Asset Backed Securities Corporation (hereinafter called the "Depositor," which term includes any successor entity under the Agreement), the Seller, the Servicer, and the Trustee, a summary of certain of the pertinent



                                    A-4-2
provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

         Pursuant to the terms of the Agreement, distributions will be made on the 15th day of each month or, if such 15th day is not a Business Day, the Business Day immediately following (a "Distribution Date"), commencing on the First Distribution Date specified above, to the Person in whose name this Certificate is registered on the Record Date, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to the Holders of Class X Certificates on such Distribution Date pursuant to the Agreement.

         All distributions to the Holder of this Certificate under the Agreement will be made or caused to be made by or on behalf of the Trustee by wire transfer in immediately available funds to the account of the Person entitled thereto if such Person shall have so notified the Trustee in writing at least five Business Days prior to the Record Date immediately prior to such Distribution Date, or otherwise by check mailed by first class mail to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose as provided in the Agreement.

         This Certificate is one of a duly authorized issue of Certificates designated as Asset Backed Pass Through Certificates of the Series specified on the face hereof (herein called the "Certificates") and representing a Percentage Interest in the Class of Certificates specified on the face hereof equal to the denomination specified on the face hereof divided by the aggregate Certificate Principal Balance of the Class of Certificates specified on the face hereof.

         The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Collection Account and the Distribution Account may be made from time to time for purposes other than distributions to Certificateholders, such purposes including, without limitation, reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans.

         The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Servicer, the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Servicer and the Trustee with the consent of the Holders of Certificates entitled to at least 66% of the Voting Rights. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.



                                    A-4-3

         As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee as provided in the Agreement, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new
Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

         The Certificates are issuable in fully registered form only without coupons in Classes and denominations representing Percentage Interests specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

         No transfer of this Certificate shall be made unless the transfer is made pursuant to an effective registration statement under the Securities Act of 1933, as amended (the "1933 Act"), and an effective registration or qualification under applicable state securities laws, or is made in a transaction that does not require such registration or qualification. In the event that such a transfer of this Certificate is to be made without registration or qualification, the Trustee and the Certificate Registrar shall require receipt of (i) if such transfer is purportedly being made in reliance upon Rule 144A under the 1933 Act, written certifications from the Holder of the Certificate desiring to effect the transfer, and from such Holder's prospective transferee, substantially in the forms attached to the Agreement as Exhibit F-1, and (ii) in all other cases, an Opinion of Counsel satisfactory to it that such transfer may be made without such registration or qualification (which Opinion of Counsel shall not be an expense of the Trust Fund or of the Depositor, the Trustee or the Servicer in their respective capacities as such), together with copies of the written certification(s) of the Holder of the Certificate desiring to effect the transfer and/or such Holder's prospective transferee upon which such Opinion of Counsel is based. Neither the Depositor, the Certificate Registrar or the Trustee is obligated to register or qualify the Class of Certificates specified on the face hereof under the 1933 Act or any other securities law or to take any action not otherwise required under the Agreement to permit the transfer of such Certificates without registration or qualification. Any Holder desiring to effect a transfer of this Certificate shall be required to indemnify the Trustee, the Depositor, the Certificate Registrar and the Servicer against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

         No transfer of this Certificate to a Plan subject to ERISA or Section 4975 of the Code, any Person acting, directly or indirectly, on behalf of any such Plan or any Person using "Plan Assets" to acquire this Certificate shall be made except in accordance with Section 5.02(c) of the Agreement.

         No service charge will be made for any such registration of transfer or exchange of Certificates, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.



                                    A-4-4

         The Depositor, the Servicer, the Trustee and the Certificate Registrar and any agent of the Depositor, the Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Servicer, the Trustee, the Certificate Registrar nor any such agent shall be affected by notice to the contrary.

         The obligations created by the Agreement and the Trust Fund created thereby shall terminate upon payment to the Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund, and (ii) the purchase by the party designated in the Agreement at a price determined as provided in the Agreement from the Trust Fund of all the Mortgage Loans and all property acquired in respect of such Mortgage Loans. The Agreement permits, but does not require, the party designated in the Agreement to purchase from the Trust Fund all the Mortgage Loans and all property acquired in respect of any Mortgage Loan at a price determined as provided in the Agreement. The exercise of such right will effect early retirement of the Certificates; however, such right to purchase is subject to the aggregate Stated Principal Balance of the Mortgage Loans and any REO properties owned by the Trust at the time of purchase being less than 10% of the sum of the aggregate Stated Principal Balance of the Mortgage Loans at the Initial Cut-off Date plus the amount on deposit in the Pre-Funding Account on the Closing Date.

         Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement.



                                    A-4-5

         IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated: May __, 2002

                                  WELLS FARGO BANK MINNESOTA, N.A.,
                                  as Trustee




                                  By:__________________________________
                                              Authorized Officer




                         CERTIFICATE OF AUTHENTICATION
                         -----------------------------

     This is one of the Class X Certificates referred to in the within-mentioned Agreement.



                                  WELLS FARGO BANK MINNESOTA, N.A.,
                                  as Certificate Registrar




                                  By:__________________________________
                                           Authorized Signatory



                                    A-4-6

                                 ABBREVIATIONS
                                 -------------

     The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

         TEN COM - as tenants in common        UNIF GIFT MIN ACT -                         Custodian
                                                                                  ---------------------------
                                                                                    (Cust)       (Minor)
         TEN ENT  - as tenants by the entireties                                       under Uniform Gifts
                                                                                       to Minors Act
         JT TEN     - as joint tenants with right                                      _________________
                    if survivorship and not as                                              (State)
                    tenants in common

                    Additional abbreviations may also be used though not in the above list.

                                  ASSIGNMENT
                                  ----------

         FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

______________________________________________________________________________
______________________________________________________________________________
______________________________________________________________________________
(Please print or typewrite name, address including postal zip code, and Taxpayer Identification Number of assignee)

a Percentage Interest equal to ____% evidenced by the within Asset Backed Pass Through Certificate and hereby authorize(s) the registration of transfer of such interest to assignee on the Certificate Register of the Trust Fund.

          I (we) further direct the Certificate Registrar to issue a new Certificate of a like Percentage Interest and Class to the above named assignee and deliver such Certificate to the following address:
___________________ ___________________________________

Dated:



                                       ______________________________________

                                       Signature by or on behalf of assignor




                                       ______________________________________

                                       Signature Guaranteed



                                    A-4-7

                           DISTRIBUTION INSTRUCTIONS

     The assignee should include the following for purposes of distribution:

         Distributions shall be made, by wire transfer or otherwise, in immediately available funds to _______________________________________________

for the account of  ___________________________, account number ______________, or, if mailed by check, to _______________________________________________.

Applicable statements should be mailed to __________________________________

This information is provided by _______________, the assignee named above, or ____________________________, as its agent.



                                    A-4-8

                                  EXHIBIT A-5


                          FORM OF CLASS P CERTIFICATE

         SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT", AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986 (THE "CODE").

         THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE RESOLD OR TRANSFERRED UNLESS IT IS REGISTERED PURSUANT TO SUCH ACT AND LAWS OR IS SOLD OR TRANSFERRED IN TRANSACTIONS THAT ARE EXEMPT FROM REGISTRATION UNDER SUCH ACT AND UNDER APPLICABLE STATE LAW AND IS TRANSFERRED IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE AGREEMENT.

         NO TRANSFER OF THIS CERTIFICATE TO AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT (EACH A "PLAN") SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR THE CODE WILL BE REGISTERED EXCEPT IN COMPLIANCE WITH THE PROCEDURES DESCRIBED HEREIN.

Series 2002-HE2, Class P                                     Aggregate Certificate Principal Balance of the
                                                             Class P Certificates as of the Issue Date:
Date of Pooling and Servicing Agreement:                     $100.00
May 1, 2002.
                                                             Denomination:  $_________
First Distribution Date:
                                                             Servicer:

June 17, 2002                                                Fairbanks Capital Corp.

No. ___                                                      Trustee:  Wells Fargo Bank Minnesota, N.A.

                                                             Issue Date: May [__], 2002




                                    A-5-1

         DISTRIBUTIONS IN REDUCTION OF THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE PRINCIPAL BALANCE HEREOF AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ABOVE AS THE DENOMINATION OF THIS CERTIFICATE.

                     ASSET BACKED PASS THROUGH CERTIFICATE

evidencing a beneficial ownership interest in a Trust Fund (the "Trust Fund") consisting primarily of a pool of conventional one- to four-family and multifamily fixed-rate and adjustable-rate first lien and second lien mortgage loans (the "Mortgage Loans") formed and sold by

                      ASSET BACKED SECURITIES CORPORATION

         THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN ASSET BACKED SECURITIES CORPORATION, THE SERVICER, THE TRUSTEE OR ANY OF THEIR RESPECTIVE AFFILIATES. NEITHER THIS CERTIFICATE NOR THE UNDERLYING MORTGAGE LOANS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES.

         This certifies that _____________ is the registered owner of a Percentage Interest (obtained by dividing the denomination of this Certificate by the aggregate Certificate Principal Balance of the Class P Certificates as of the Issue Date) in that certain beneficial ownership interest evidenced by all the Class P Certificates created pursuant to a Pooling and Servicing Agreement, dated as specified above (the "Agreement"), among Asset Backed Securities Corporation (hereinafter called the "Depositor," which term includes any successor entity under the Agreement), the Seller, the Servicer, and the Trustee, a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

         Pursuant to the terms of the Agreement, distributions will be made on the 15th day of each month or, if such 15th day is not a Business Day, the Business Day immediately following (a "Distribution Date"), commencing on the First Distribution Date specified above, to the Person in whose name this Certificate is registered on the Record Date, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to the Holders of Class P Certificates on such Distribution Date pursuant to the Agreement.

         All distributions to the Holder of this Certificate under the Agreement will be made or caused to be made by or on behalf of the Trustee by wire transfer in immediately available funds to the account of the Person entitled thereto if such Person shall have so notified the Trustee in writing at least five Business Days prior to the Record Date immediately prior to such



                                    A-5-2

Distribution Date, or otherwise by check mailed by first class mail to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose as provided in the Agreement.

         This Certificate is one of a duly authorized issue of Certificates designated as Asset Backed Pass Through Certificates of the Series specified on the face hereof (herein called the "Certificates") and representing a Percentage Interest in the Class of Certificates specified on the face hereof equal to the denomination specified on the face hereof divided by the aggregate Certificate Principal Balance of the Class of Certificates specified on the face hereof.

         The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Collection Account and the Distribution Account may be made from time to time for purposes other than distributions to Certificateholders, such purposes including, without limitation, reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans.

         The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Servicer, the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Servicer, and the Trustee with the consent of the Holders of Certificates entitled to at least 66% of the Voting Rights. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

         As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee as provided in the Agreement, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

         The Certificates are issuable in fully registered form only without coupons in Classes and denominations representing Percentage Interests specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.



                                    A-5-3

         No transfer of this Certificate shall be made unless the transfer is made pursuant to an effective registration statement under the Securities Act of 1933, as amended (the "1933 Act"), and an effective registration or qualification under applicable state securities laws, or is made in a transaction that does not require such registration or qualification. In the event that such a transfer of this Certificate is to be made without registration or qualification, the Trustee and the Certificate Registrar shall require receipt of (i) if such transfer is purportedly being made in reliance upon Rule 144A under the 1933 Act, written certifications from the Holder of the Certificate desiring to effect the transfer, and from such Holder's prospective transferee, substantially in the forms attached to the Agreement as Exhibit F-1, and (ii) in all other cases, an Opinion of Counsel satisfactory to it that such transfer may be made without such registration or qualification (which Opinion of Counsel shall not be an expense of the Trust Fund or of the Depositor, the Trustee or the Servicer in their respective capacities as such), together with copies of the written certification(s) of the Holder of the Certificate desiring to effect the transfer and/or such Holder's prospective transferee upon which such Opinion of Counsel is based. None of the Depositor, the Certificate Registrar or the Trustee is obligated to register or qualify the Class of Certificates specified on the face hereof under the 1933 Act or any other securities law or to take any action not otherwise required under the Agreement to permit the transfer of such Certificates without registration or qualification. Any Holder desiring to effect a transfer of this Certificate shall be required to indemnify the Trustee, the Depositor, the Certificate Registrar and the Servicer against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

         No transfer of this Certificate to a Plan subject to ERISA or Section 4975 of the Code, any Person acting, directly or indirectly, on behalf of any such Plan or any Person using "Plan Assets" to acquire this Certificate shall be made except in accordance with Section 5.02(c) of the Agreement.

         No service charge will be made for any such registration of transfer or exchange of Certificates, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

         The Depositor, the Servicer, the Trustee and the Certificate Registrar and any agent of the Depositor, the Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Servicer, the Trustee, the Certificate Registrar nor any such agent shall be affected by notice to the contrary.

         The obligations created by the Agreement and the Trust Fund created thereby shall terminate upon payment to the Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund, and (ii) the purchase by the party designated in the Agreement at a price determined



                                    A-5-4
as provided in the Agreement from the Trust Fund of all the Mortgage Loans and all property acquired in respect of such Mortgage Loans. The Agreement permits, but does not require, the party designated in the Agreement to purchase from the Trust Fund all the Mortgage Loans and all property acquired in respect of any Mortgage Loan at a price determined as provided in the Agreement. The exercise of such right will effect early retirement of the Certificates; however, such right to purchase is subject to the aggregate Stated Principal Balance of the Mortgage Loans and any REO properties owned by the Trust at the time of purchase being less than 10% of the sum of the aggregate Stated Principal Balance of the Mortgage Loans at the Initial Cut-off Date plus the amount on deposit in the Pre-Funding Account on the Closing Date.

         Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement .



                                    A-5-5

         IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated: May __, 2002

                                  WELLS FARGO BANK MINNESOTA, N.A.,
                                  as Trustee




                                  By:__________________________________
                                               Authorized Officer




                         CERTIFICATE OF AUTHENTICATION
                         -----------------------------

         This is one of the Class P Certificates referred to in the within-mentioned Agreement.



                                  WELLS FARGO BANK MINNESOTA, N.A.,
                                  as Certificate Registrar




                                  By:__________________________________
                                           Authorized Signatory



                                    A-5-6

                                 ABBREVIATIONS
                                 -------------

     The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

         TEN COM - as tenants in common        UNIF GIFT MIN ACT -                         Custodian
                                                                                  ---------------------------
                                                                                    (Cust)       (Minor)
         TEN ENT  - as tenants by the entireties                                       under Uniform Gifts
                                                                                       to Minors Act
         JT TEN     - as joint tenants with right                                      _________________
                    if survivorship and not as                                              (State)
                    tenants in common

                    Additional abbreviations may also be used though not in the above list.

                                  ASSIGNMENT
                                  ----------

         FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

______________________________________________________________________________
______________________________________________________________________________
______________________________________________________________________________
(Please print or typewrite name, address including postal zip code, and Taxpayer Identification Number of assignee)

a Percentage Interest equal to ____% evidenced by the within Asset Backed Pass Through Certificate and hereby authorize(s) the registration of transfer of such interest to assignee on the Certificate Register of the Trust Fund.

          I (we) further direct the Certificate Registrar to issue a new Certificate of a like Percentage Interest and Class to the above named assignee and deliver such Certificate to the following address:
______________________________________________________________.

Dated:



                                       ______________________________________

                                       Signature by or on behalf of assignor




                                       ______________________________________

                                       Signature Guaranteed



                                    A-5-7

                           DISTRIBUTION INSTRUCTIONS

     The assignee should include the following for purposes of distribution:

         Distributions shall be made, by wire transfer or otherwise, in immediately available funds to _______________________________________________

for the account of  ___________________________, account number ______________, or, if mailed by check, to _______________________________________________.

Applicable statements should be mailed to __________________________________

This information is provided by _______________, the assignee named above, or ____________________________, as its agent.



                                    A-5-8

                                  EXHIBIT A-6

                        FORM OF CLASS A-IO CERTIFICATE



         UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF
         DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

         SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT", AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986 (THE "CODE").

         THIS CERTIFICATE HAS NO PRINCIPAL BALANCE.



                                    A-6-1

Series 2002-HE2, Class A-IO                                  Servicer: Fairbanks Capital Corp.

Pass-Through Rate: _____%                                    Trustee:  Wells Fargo Bank Minnesota, N.A.

Date of Pooling and Servicing Agreement: May 1, 2002.        Issue Date: May [__], 2002

First Distribution Date:
June 17, 2002

No. __

Aggregate Notional Amount of the Class A-IO Certificates as of the Issue Date:
$___________



         DISTRIBUTIONS IN REDUCTION OF THE NOTIONAL AMOUNT OF THIS CERTIFICATE MAY BE MADE MONTHLY AS SET FORTH HEREIN. ACCORDINGLY, THE AGGREGATE NOTIONAL AMOUNT HEREOF AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ABOVE AS THE DENOMINATION OF THIS CERTIFICATE.

                     ASSET BACKED PASS THROUGH CERTIFICATE

evidencing a beneficial ownership interest in a Trust Fund (the "Trust Fund") consisting primarily of a pool of conventional one- to four-family and multifamily fixed-rate and adjustable-rate first lien and second lien mortgage loans (the "Mortgage Loans") formed and sold by

                      ASSET BACKED SECURITIES CORPORATION

         THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN ASSET BACKED SECURITIES CORPORATION, THE SERVICER, THE TRUSTEE OR ANY OF THEIR RESPECTIVE AFFILIATES. NEITHER THIS CERTIFICATE NOR THE UNDERLYING MORTGAGE LOANS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES.

         This certifies that ____________ is the registered owner of a Percentage Interest (obtained by dividing the denomination of this Certificate by the aggregate Notional Amount of the Class A-IO Certificates as of the Issue Date) in that certain beneficial ownership interest evidenced by all the Class A-IO Certificates created pursuant to a Pooling and Servicing Agreement, dated as specified above (the "Agreement"), among Asset Backed Securities Corporation (hereinafter called the "Depositor," which term includes any successor entity under



                                    A-6-2
the Agreement), the Seller, the Servicer, and the Trustee, a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

         Pursuant to the terms of the Agreement, distributions will be made on the 15th day of each month or, if such 15th day is not a Business Day, the Business Day immediately following (a "Distribution Date"), commencing on the First Distribution Date specified above, to the Person in whose name this Certificate is registered on the Record Date, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to the Holders of Class A-IO Certificates on such Distribution Date pursuant to the Agreement.

         All distributions to the Holder of this Certificate under the Agreement will be made or caused to be made by or on behalf of the Trustee by wire transfer in immediately available funds to the account of the Person entitled thereto if such Person shall have so notified the Trustee in writing at least five Business Days prior to the Record Date immediately prior to such Distribution Date, or otherwise by check mailed by first class mail to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose as provided in the Agreement.

         This Certificate is one of a duly authorized issue of Certificates designated as Asset Backed Pass Through Certificates of the Series specified on the face hereof (herein called the "Certificates") and representing a Percentage Interest in the Class of Certificates specified on the face hereof equal to the denomination specified on the face hereof divided by the aggregate Notional Amount of the Class of Certificates specified on the face hereof.

         The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Collection Account and the Distribution Account may be made from time to time for purposes other than distributions to Certificateholders, such purposes including, without limitation, reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans.

         The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Servicer, the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Servicer, and the Trustee with the consent of the Holders of Certificates entitled to at least 66% of the Voting Rights. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.



                                    A-6-3

         As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee as provided in the Agreement, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

         The Certificates are issuable in fully registered form only without coupons in Classes and denominations representing Percentage Interests specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

         No transfer of this Certificate shall be made unless the transfer is made pursuant to an effective registration statement under the Securities Act of 1933, as amended (the "1933 Act"), and an effective registration or qualification under applicable state securities laws, or is made in a transaction that does not require such registration or qualification. In the event that such a transfer of this Certificate is to be made without registration or qualification, the Trustee and the Certificate Registrar shall require receipt of (i) if such transfer is purportedly being made in reliance upon Rule 144A under the 1933 Act, written certifications from the Holder of the Certificate desiring to effect the transfer, and from such Holder's prospective transferee, substantially in the forms attached to the Agreement as Exhibit F-1, and (ii) in all other cases, an Opinion of Counsel satisfactory to it that such transfer may be made without such registration or qualification (which Opinion of Counsel shall not be an expense of the Trust Fund or of the Depositor, the Trustee or the Servicer in their respective capacities as such), together with copies of the written certification(s) of the Holder of the Certificate desiring to effect the transfer and/or such Holder's prospective transferee upon which such Opinion of Counsel is based. Neither the Depositor, the Certificate Registrar or the Trustee is obligated to register or qualify the Class of Certificates specified on the face hereof under the 1933 Act or any other securities law or to take any action not otherwise required under the Agreement to permit the transfer of such Certificates without registration or qualification. Any Holder desiring to effect a transfer of this Certificate shall be required to indemnify the Trustee, the Depositor, the Certificate Registrar and the Servicer against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

         No transfer of this Certificate to a Plan subject to ERISA or Section 4975 of the Code, any Person acting, directly or indirectly, on behalf of any such Plan or any Person using "Plan Assets" to acquire this Certificate shall be made except in accordance with Section 5.02(c) of the Agreement.

         No service charge will be made for any such registration of transfer or exchange of Certificates, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.



                                    A-6-4

         The Depositor, the Servicer, the Trustee and the Certificate Registrar and any agent of the Depositor, the Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Servicer, the Trustee ,the Certificate Registrar nor any such agent shall be affected by notice to the contrary.

         The obligations created by the Agreement and the Trust Fund created thereby shall terminate upon payment to the Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund, and (ii) the purchase by the party designated in the Agreement at a price determined as provided in the Agreement from the Trust Fund of all the Mortgage Loans and all property acquired in respect of such Mortgage Loans. The Agreement permits, but does not require, the party designated in the Agreement to purchase from the Trust Fund all the Mortgage Loans and all property acquired in respect of any Mortgage Loan at a price determined as provided in the Agreement. The exercise of such right will effect early retirement of the Certificates; however, such right to purchase is subject to the aggregate Stated Principal Balance of the Mortgage Loans and any REO properties owned by the Trust at the time of purchase being less than 10% of the sum of the aggregate Stated Principal Balance of the Mortgage Loans at the Initial Cut-off Date plus the amount on deposit in the Pre-Funding Account on the Closing Date.

         Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement.



                                    A-6-5

         IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated: May __, 2002

                                  WELLS FARGO BANK MINNESOTA, N.A.,
                                  as Trustee




                                  By:__________________________________
                                            Authorized Officer




                         CERTIFICATE OF AUTHENTICATION
                         -----------------------------

         This is one of the Class A-IO Certificates referred to in the within-mentioned Agreement.



                                  WELLS FARGO BANK MINNESOTA, N.A.,
                                  as Certificate Registrar




                                  By:__________________________________
                                            Authorized Signatory



                                    A-6-6

                                 ABBREVIATIONS
                                 -------------

     The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

         TEN COM - as tenants in common        UNIF GIFT MIN ACT -                         Custodian
                                                                                  ---------------------------
                                                                                    (Cust)       (Minor)
         TEN ENT  - as tenants by the entireties                                       under Uniform Gifts
                                                                                       to Minors Act
         JT TEN     - as joint tenants with right                                      _________________
                    if survivorship and not as                                              (State)
                    tenants in common

                    Additional abbreviations may also be used though not in the above list.

                                  ASSIGNMENT
                                  ----------

         FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

______________________________________________________________________________
______________________________________________________________________________
______________________________________________________________________________
(Please print or typewrite name, address including postal zip code, and Taxpayer Identification Number of assignee)

a Percentage Interest equal to ____% evidenced by the within Asset Backed Pass Through Certificate and hereby authorize(s) the registration of transfer of such interest to assignee on the Certificate Register of the Trust Fund.

          I (we) further direct the Certificate Registrar to issue a new Certificate of a like Percentage Interest and Class to the above named assignee and deliver such Certificate to the following address:
___________________ ___________________________________

Dated:



                                       ______________________________________
                                       Signature by or on behalf of assignor




                                       ______________________________________
                                       Signature Guaranteed



                                    A-6-7

                           DISTRIBUTION INSTRUCTIONS

     The assignee should include the following for purposes of distribution:

         Distributions shall be made, by wire transfer or otherwise, in immediately available funds to _______________________________________________

for the account of  ___________________________, account number ______________, or, if mailed by check, to _______________________________________________.

Applicable statements should be mailed to __________________________________

This information is provided by _______________, the assignee named above, or ____________________________, as its agent.



                                    A-6-8

                                  EXHIBIT A-7

                          FORM OF CLASS R CERTIFICATE

         THIS CERTIFICATE MAY NOT BE TRANSFERRED TO A NON-UNITED STATES PERSON.

         SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "RESIDUAL INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" ("REMIC"), AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986 (THE "CODE").

         THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE RESOLD OR TRANSFERRED UNLESS IT IS REGISTERED PURSUANT TO SUCH ACT AND LAWS OR IS SOLD OR TRANSFERRED IN TRANSACTIONS THAT ARE EXEMPT FROM REGISTRATION UNDER SUCH ACT AND UNDER APPLICABLE STATE LAW AND IS TRANSFERRED IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE AGREEMENT.

         ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE MAY BE MADE ONLY IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

         NO TRANSFER OF THIS CERTIFICATE TO AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT (EACH A "PLAN") SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR THE CODE WILL BE REGISTERED EXCEPT IN COMPLIANCE WITH THE PROCEDURES DESCRIBED HEREIN.

         ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE MAY BE MADE ONLY IF THE PROPOSED TRANSFEREE PROVIDES (I) AN AFFIDAVIT TO THE TRUSTEE THAT (A) SUCH TRANSFEREE IS NOT (1) THE UNITED STATES OR ANY POSSESSION THEREOF, ANY STATE OR POLITICAL SUBDIVISION THEREOF, ANY FOREIGN GOVERNMENT, ANY INTERNATIONAL ORGANIZATION, OR ANY AGENCY OR INSTRUMENTALITY OF ANY OF THE FOREGOING, (2) ANY ORGANIZATION (OTHER THAN A COOPERATIVE DESCRIBED IN SECTION 521 OF THE CODE) THAT IS EXEMPT FROM THE TAX IMPOSED BY CHAPTER 1 OF THE CODE UNLESS SUCH ORGANIZATION IS SUBJECT TO THE TAX IMPOSED BY SECTION



                                    A-7-1

         511 OF THE CODE, (3) ANY ORGANIZATION DESCRIBED IN SECTION 1381(a)(2)(C) OF THE CODE (ANY SUCH PERSON DESCRIBED IN THE FOREGOING CLAUSES (1), (2) OR (3) SHALL HEREINAFTER BE REFERRED TO AS A "DISQUALIFIED ORGANIZATION") OR (4) AN AGENT OF A DISQUALIFIED ORGANIZATION AND (B) NO PURPOSE OF SUCH TRANSFER IS TO IMPEDE THE ASSESSMENT OR COLLECTION OF TAX, AND (II) SUCH TRANSFEREE SATISFIES CERTAIN ADDITIONAL CONDITIONS RELATING TO THE FINANCIAL CONDITION OF THE PROPOSED TRANSFEREE. NOTWITHSTANDING THE REGISTRATION IN THE CERTIFICATE REGISTER OF ANY TRANSFER, SALE OR OTHER DISPOSITION OF THIS CERTIFICATE TO A DISQUALIFIED ORGANIZATION OR AN AGENT OF A DISQUALIFIED ORGANIZATION, SUCH REGISTRATION SHALL BE DEEMED TO BE OF NO LEGAL FORCE OR EFFECT WHATSOEVER AND SUCH PERSON SHALL NOT BE DEEMED TO BE A CERTIFICATEHOLDER FOR ANY PURPOSE HEREUNDER, INCLUDING, BUT NOT LIMITED TO, THE RECEIPT OF DISTRIBUTIONS ON THIS CERTIFICATE. EACH HOLDER OF THIS CERTIFICATE BY ACCEPTANCE HEREOF SHALL BE DEEMED TO HAVE CONSENTED TO THE PROVISIONS OF THIS PARAGRAPH AND THE PROVISIONS OF SECTION 5.02(d) OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN. ANY PERSON THAT IS A DISQUALIFIED ORGANIZATION IS PROHIBITED FROM ACQUIRING BENEFICIAL OWNERSHIP OF THIS CERTIFICATE.


Series 2002-HE2, Class R                                     Aggregate Percentage Interest of the Class R
                                                             Certificates as of the Issue Date:  100.00%
Date of Pooling and Servicing Agreement:
May 1, 2002.                                                 Percentage Interest of this Class R Certificate: 100.00%
First Distribution Date: June 17, 2002
                                                             Servicer: Fairbanks Capital Corp.
No. __
                                                             Trustee:  Wells Fargo Bank Minnesota, N.A.

                                                             Issue Date: May [__], 2002


                     ASSET BACKED PASS THROUGH CERTIFICATE

evidencing a beneficial ownership interest in a Trust Fund (the "Trust Fund") consisting primarily of a pool of conventional one- to four-family and multifamily fixed-rate and adjustable-rate first lien and second lien mortgage loans (the "Mortgage Loans") formed and sold by



                                    A-7-2

                      ASSET BACKED SECURITIES CORPORATION

         THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN ASSET BACKED SECURITIES CORPORATION, THE SERVICER, THE TRUSTEE OR ANY OF THEIR RESPECTIVE AFFILIATES. NEITHER THIS CERTIFICATE NOR THE UNDERLYING MORTGAGE LOANS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES.

         This certifies that ______________ is the registered owner of a Percentage Interest (obtained by dividing the denomination of this Certificate by the aggregate Certificate Principal Balance of the Class R Certificates as of the Issue Date) in that certain beneficial ownership interest evidenced by all the Class R Certificates created pursuant to a Pooling and Servicing Agreement, dated as specified above (the "Agreement"), among Asset Backed Securities Corporation (hereinafter called the "Depositor," which term includes any successor entity under the Agreement), the Seller, the Servicer, and the Trustee, a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

         Pursuant to the terms of the Agreement, distributions will be made on the 15th day of each month or, if such 15th day is not a Business Day, the Business Day immediately following (a "Distribution Date"), commencing on the First Distribution Date specified above, to the Person in whose name this Certificate is registered on the Record Date, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to the Holders of Class R Certificates on such Distribution Date pursuant to the Agreement.

         All distributions to the Holder of this Certificate under the Agreement will be made or caused to be made by or on behalf of the Trustee by wire transfer in immediately available funds to the account of the Person entitled thereto if such Person shall have so notified the Trustee in writing at least five Business Days prior to the Record Date immediately prior to such Distribution Date, or otherwise by check mailed by first class mail to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose as provided in the Agreement.

         This Certificate is one of a duly authorized issue of Certificates designated as Asset Backed Pass Through Certificates of the Series specified on the face hereof (herein called the "Certificates") and representing a Percentage Interest in the Class of Certificates specified on the face hereof equal to the denomination specified on the face hereof divided by the aggregate Certificate Principal Balance of the Class of Certificates specified on the face hereof.



                                    A-7-3

         The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Collection Account and the Distribution Account may be made from time to time for purposes other than distributions to Certificateholders, such purposes including, without limitation, reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans.

         The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Servicer, the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Servicer, and the Trustee with the consent of the Holders of Certificates entitled to at least 66% of the Voting Rights. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

         As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee as provided in the Agreement, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

         The Certificates are issuable in fully registered form only without coupons in Classes and denominations representing Percentage Interests specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

         No transfer of this Certificate shall be made unless the transfer is made pursuant to an effective registration statement under the Securities Act of 1933, as amended (the "1933 Act"), and an effective registration or qualification under applicable state securities laws, or is made in a transaction that does not require such registration or qualification. In the event that such a transfer of this Certificate is to be made without registration or qualification, the Trustee shall require receipt of (i) if such transfer is purportedly being made in reliance upon Rule 144A under the 1933 Act, written certifications from the Holder of the Certificate desiring to effect the transfer, and from such Holder's prospective transferee, substantially in the forms attached to the Agreement as Exhibit F-1, and (ii) in all other cases, an Opinion of Counsel satisfactory to it that such transfer may be made without such registration or qualification (which Opinion of Counsel shall not be an expense of the Trust Fund or of the Depositor, the Trustee or the Servicer in their respective capacities as such), together with copies of the written certification(s) of the Holder of the Certificate desiring to effect the transfer and/or such Holder's prospective transferee upon which such Opinion of Counsel is based. Neither the Depositor nor the Trustee is obligated to



                                    A-7-4
register or qualify the Class of Certificates specified on the face hereof under the 1933 Act or any other securities law or to take any action not otherwise required under the Agreement to permit the transfer of such Certificates without registration or qualification. Any Holder desiring to effect a transfer of this Certificate shall be required to indemnify the Trustee, the Depositor and the Servicer against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

         No transfer of this Certificate to a Plan subject to ERISA or Section 4975 of the Code, any Person acting, directly or indirectly, on behalf of any such Plan or any Person using "Plan Assets" to acquire this Certificate shall be made except in accordance with Section 5.02(c) of the Agreement.

         Prior to registration of any transfer, sale or other disposition of this Certificate, the proposed transferee shall provide to the Trustee (i) an affidavit to the effect that such transferee is any Person other than a Disqualified Organization or the agent (including a broker, nominee or middleman) of a Disqualified Organization, and (ii) a certificate that acknowledges that (A) the Class R Certificates have been designated as a residual interest in a REMIC, (B) it will include in its income a pro rata share of the net income of the Trust Fund and that such income may be an "excess inclusion," as defined in the Code, that, with certain exceptions, cannot be offset by other losses or benefits from any tax exemption, and (C) it expects to have the financial means to satisfy all of its tax obligations including those relating to holding the Class R Certificates. Notwithstanding the registration in the Certificate Register of any transfer, sale or other disposition of this Certificate to a Disqualified Organization or an agent (including a broker, nominee or middleman) of a Disqualified Organization, such registration shall be deemed to be of no legal force or effect whatsoever and such Person shall not be deemed to be a Certificateholder for any purpose, including, but not limited to, the receipt of distributions in respect of this Certificate.

         The Holder of this Certificate, by its acceptance hereof, shall be deemed to have consented to the provisions of Section 5.02 of the Agreement and to any amendment of the Agreement deemed necessary by counsel of the Depositor to ensure that the transfer of this Certificate to any Person other than a Permitted Transferee or any other Person will not cause the Trust Fund to cease to qualify as a REMIC or cause the imposition of a tax upon the REMIC.

         No service charge will be made for any such registration of transfer or exchange of Certificates, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

         The Depositor, the Servicer, the Trustee and the Certificate Registrar and any agent of the Depositor, the Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Servicer, the Trustee, the Certificate Registrar nor any such agent shall be affected by notice to the contrary.

         The obligations created by the Agreement and the Trust Fund created thereby shall terminate upon payment to the Certificateholders of all amounts held by or on behalf of the



                                    A-7-5

Trustee and required to be paid to them pursuant to the Agreement following the earlier of (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund, and
(ii) the purchase by the party designated in the Agreement at a price determined as provided in the Agreement from the Trust Fund of all the Mortgage Loans and all property acquired in respect of such Mortgage Loans. The Agreement permits, but does not require, the party designated in the Agreement to purchase from the Trust Fund all the Mortgage Loans and all property acquired in respect of any Mortgage Loan at a price determined as provided in the Agreement. The exercise of such right will effect early retirement of the Certificates; however, such right to purchase is subject to the aggregate Stated Principal Balance of the Mortgage Loans and any REO properties owned by the Trust at the time of purchase being less than 10% of the sum of the aggregate Stated Principal Balance of the Mortgage Loans at the Initial Cut-off Date plus the amount on deposit in the Pre-Funding Account on the Closing Date.

         Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.



                                    A-7-6

         IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated: May __, 2002

                                  WELLS FARGO BANK MINNESOTA, N.A.,
                                  as Trustee




                                  By:__________________________________
                                             Authorized Officer




                         CERTIFICATE OF AUTHENTICATION
                         -----------------------------

         This is one of the Class R Certificates referred to in the within-mentioned Agreement.



                                  WELLS FARGO BANK MINNESOTA, N.A.,
                                  as Certificate Registrar




                                  By:__________________________________
                                             Authorized Signatory



                                    A-7-7

                                 ABBREVIATIONS
                                 -------------

     The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

         TEN COM - as tenants in common        UNIF GIFT MIN ACT -                         Custodian
                                                                                  ---------------------------
                                                                                    (Cust)       (Minor)
         TEN ENT  - as tenants by the entireties                                       under Uniform Gifts
                                                                                       to Minors Act
         JT TEN     - as joint tenants with right                                      _________________
                    if survivorship and not as                                              (State)
                    tenants in common

                    Additional abbreviations may also be used though not in the above list.

                                  ASSIGNMENT
                                  ----------

         FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

______________________________________________________________________________
______________________________________________________________________________
______________________________________________________________________________
(Please print or typewrite name, address including postal zip code, and Taxpayer Identification Number of assignee)

a Percentage Interest equal to ____% evidenced by the within Asset Backed Pass Through Certificate and hereby authorize(s) the registration of transfer of such interest to assignee on the Certificate Register of the Trust Fund.

          I (we) further direct the Certificate Registrar to issue a new Certificate of a like Percentage Interest and Class to the above named assignee and deliver such Certificate to the following address:
___________________ ___________________________________

Dated:



                                       ______________________________________
                                       Signature by or on behalf of assignor




                                       ______________________________________
                                       Signature Guaranteed



                                    A-7-8

                           DISTRIBUTION INSTRUCTIONS

     The assignee should include the following for purposes of distribution:

         Distributions shall be made, by wire transfer or otherwise, in immediately available funds to _______________________________________________

for the account of  ___________________________, account number ______________, or, if mailed by check, to _______________________________________________.

Applicable statements should be mailed to __________________________________

This information is provided by _______________, the assignee named above, or ____________________________, as its agent.



                                    A-7-9

                                  EXHIBIT A-8
                                  -----------

                        FORM OF CLASS B-IO CERTIFICATE



         SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT", AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986 (THE "CODE").

         THIS CERTIFICATE HAS NO PRINCIPAL BALANCE. THIS CERTIFICATE IS SUBORDINATE TO THE CLASS A CERTIFICATES, THE CLASS A-IO CERTIFICATES, THE CLASS M1 CERTIFICATES AND THE CLASS M2 CERTIFICATES TO THE EXTENT DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

         THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE RESOLD OR TRANSFERRED UNLESS IT IS REGISTERED PURSUANT TO SUCH ACT AND LAWS OR IS SOLD OR TRANSFERRED IN TRANSACTIONS THAT ARE EXEMPT FROM REGISTRATION UNDER SUCH ACT AND UNDER APPLICABLE STATE LAW AND IS TRANSFERRED IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE AGREEMENT.

         NO TRANSFER OF THIS CERTIFICATE TO AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT (EACH A "PLAN") SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR THE CODE WILL BE REGISTERED EXCEPT IN COMPLIANCE WITH THE PROCEDURES DESCRIBED HEREIN.

         THIS CERTIFICATE HAS NO PRINCIPAL BALANCE.



                                    A-8-1

Series 2002-HE2, Class B-IO                                  Servicer:  Fairbanks Capital Corp.

Pass-Through Rate: _____%
                                                             Trustee:  Wells Fargo Bank Minnesota, N.A.
Date of Pooling and Servicing Agreement: May 1, 2002.
                                                             Issue Date: May [__], 2002
First Distribution Date:
June 17, 2002

No. __

Aggregate Notional Amount of the Class B-IO Certificates as of the Issue Date:
$___________



         DISTRIBUTIONS IN REDUCTION OF THE NOTIONAL AMOUNT OF THIS CERTIFICATE MAY BE MADE MONTHLY AS SET FORTH HEREIN. ACCORDINGLY, THE AGGREGATE NOTIONAL AMOUNT HEREOF AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ABOVE AS THE DENOMINATION OF THIS CERTIFICATE.

                     ASSET BACKED PASS THROUGH CERTIFICATE

evidencing a beneficial ownership interest in a Trust Fund (the "Trust Fund") consisting primarily of a pool of conventional one- to four-family and multifamily fixed-rate and adjustable-rate first lien and second lien mortgage loans (the "Mortgage Loans") formed and sold by

                      ASSET BACKED SECURITIES CORPORATION

         THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN ASSET BACKED SECURITIES CORPORATION, THE SERVICER, THE TRUSTEE OR ANY OF THEIR RESPECTIVE AFFILIATES. NEITHER THIS CERTIFICATE NOR THE UNDERLYING MORTGAGE LOANS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES.

         This certifies that ____________ is the registered owner of a Percentage Interest (obtained by dividing the denomination of this Certificate by the aggregate Notional Amount of the Class B-IO Certificates as of the Issue Date) in that certain beneficial ownership interest evidenced by all the Class B-IO Certificates created pursuant to a Pooling and Servicing Agreement, dated as specified above (the "Agreement"), among Asset Backed Securities Corporation (hereinafter called the "Depositor," which term includes any successor entity under



                                    A-8-2
the Agreement), the Seller, the Servicer, and the Trustee, a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

         Pursuant to the terms of the Agreement, distributions will be made on the 15th day of each month or, if such 15th day is not a Business Day, the Business Day immediately following (a "Distribution Date"), commencing on the First Distribution Date specified above, to the Person in whose name this Certificate is registered on the Record Date, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to the Holders of Class B-IO Certificates on such Distribution Date pursuant to the Agreement.

         All distributions to the Holder of this Certificate under the Agreement will be made or caused to be made by or on behalf of the Trustee by wire transfer in immediately available funds to the account of the Person entitled thereto if such Person shall have so notified the Trustee in writing at least five Business Days prior to the Record Date immediately prior to such Distribution Date, or otherwise by check mailed by first class mail to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose as provided in the Agreement.

         This Certificate is one of a duly authorized issue of Certificates designated as Asset Backed Pass Through Certificates of the Series specified on the face hereof (herein called the "Certificates") and representing a Percentage Interest in the Class of Certificates specified on the face hereof equal to the denomination specified on the face hereof divided by the aggregate Notional Amount of the Class of Certificates specified on the face hereof.

         The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Collection Account and the Distribution Account may be made from time to time for purposes other than distributions to Certificateholders, such purposes including, without limitation, reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans.

         The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Servicer, the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Servicer, and the Trustee with the consent of the Holders of Certificates entitled to at least 66% of the Voting Rights. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.



                                    A-8-3

         As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee as provided in the Agreement, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

         The Certificates are issuable in fully registered form only without coupons in Classes and denominations representing Percentage Interests specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

         No transfer of this Certificate shall be made unless the transfer is made pursuant to an effective registration statement under the Securities Act of 1933, as amended (the "1933 Act"), and an effective registration or qualification under applicable state securities laws, or is made in a transaction that does not require such registration or qualification. In the event that such a transfer of this Certificate is to be made without registration or qualification, the Trustee and the Certificate Registrar shall require receipt of (i) if such transfer is purportedly being made in reliance upon Rule 144A under the 1933 Act, written certifications from the Holder of the Certificate desiring to effect the transfer, and from such Holder's prospective transferee, substantially in the forms attached to the Agreement as Exhibit F-1, and (ii) in all other cases, an Opinion of Counsel satisfactory to it that such transfer may be made without such registration or qualification (which Opinion of Counsel shall not be an expense of the Trust Fund or of the Depositor, the Trustee or the Servicer in their respective capacities as such), together with copies of the written certification(s) of the Holder of the Certificate desiring to effect the transfer and/or such Holder's prospective transferee upon which such Opinion of Counsel is based. Neither the Depositor, the Certificate Registrar or the Trustee is obligated to register or qualify the Class of Certificates specified on the face hereof under the 1933 Act or any other securities law or to take any action not otherwise required under the Agreement to permit the transfer of such Certificates without registration or qualification. Any Holder desiring to effect a transfer of this Certificate shall be required to indemnify the Trustee, the Depositor, the Certificate Registrar and the Servicer against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

         No transfer of this Certificate to a Plan subject to ERISA or Section 4975 of the Code, any Person acting, directly or indirectly, on behalf of any such Plan or any Person using "Plan Assets" to acquire this Certificate shall be made except in accordance with Section 5.02(c) of the Agreement.

         No service charge will be made for any such registration of transfer or exchange of Certificates, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.



                                    A-8-4

         The Depositor, the Servicer, the Trustee and the Certificate Registrar and any agent of the Depositor, the Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Servicer, the Trustee ,the Certificate Registrar nor any such agent shall be affected by notice to the contrary.

         The obligations created by the Agreement and the Trust Fund created thereby shall terminate upon payment to the Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund, and (ii) the purchase by the party designated in the Agreement at a price determined as provided in the Agreement from the Trust Fund of all the Mortgage Loans and all property acquired in respect of such Mortgage Loans. The Agreement permits, but does not require, the party designated in the Agreement to purchase from the Trust Fund all the Mortgage Loans and all property acquired in respect of any Mortgage Loan at a price determined as provided in the Agreement. The exercise of such right will effect early retirement of the Certificates; however, such right to purchase is subject to the aggregate Stated Principal Balance of the Mortgage Loans and any REO properties owned by the Trust at the time of purchase being less than 10% of the sum of the aggregate Stated Principal Balance of the Mortgage Loans at the Initial Cut-off Date plus the amount on deposit in the Pre-Funding Account on the Closing Date.

         Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement.



                                    A-8-5

         IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated: May __, 2002

                                  WELLS FARGO BANK MINNESOTA, N.A.,
                                  as Trustee




                                  By:__________________________________
                                             Authorized Officer




                         CERTIFICATE OF AUTHENTICATION
                         -----------------------------

         This is one of the Class B-IO Certificates referred to in the within-mentioned Agreement.



                                  WELLS FARGO BANK MINNESOTA, N.A.,
                                  as Certificate Registrar




                                  By:__________________________________
                                            Authorized Signatory



                                    A-8-6

                                 ABBREVIATIONS
                                 -------------

     The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

         TEN COM - as tenants in common        UNIF GIFT MIN ACT -                         Custodian
                                                                                  ---------------------------
                                                                                    (Cust)       (Minor)
         TEN ENT  - as tenants by the entireties                                       under Uniform Gifts
                                                                                       to Minors Act
         JT TEN     - as joint tenants with right                                      _________________
                    if survivorship and not as                                              (State)
                    tenants in common

                    Additional abbreviations may also be used though not in the above list.

                                  ASSIGNMENT
                                  ----------

         FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

______________________________________________________________________________
______________________________________________________________________________
______________________________________________________________________________
(Please print or typewrite name, address including postal zip code, and Taxpayer Identification Number of assignee)

a Percentage Interest equal to ____% evidenced by the within Asset Backed Pass Through Certificate and hereby authorize(s) the registration of transfer of such interest to assignee on the Certificate Register of the Trust Fund.

          I (we) further direct the Certificate Registrar to issue a new Certificate of a like Percentage Interest and Class to the above named assignee and deliver such Certificate to the following address:
___________________________________.

Dated:



                                       ______________________________________
                                       Signature by or on behalf of assignor




                                       ______________________________________
                                       Signature Guaranteed



                                    A-8-7

                           DISTRIBUTION INSTRUCTIONS

     The assignee should include the following for purposes of distribution:

         Distributions shall be made, by wire transfer or otherwise, in immediately available funds to _______________________________________________

for the account of  ___________________________, account number ______________, or, if mailed by check, to _______________________________________________.

Applicable statements should be mailed to __________________________________

This information is provided by _______________, the assignee named above, or ____________________________, as its agent.



                                    A-8-8

                                   EXHIBIT B
                                   ---------

Representations and Warranties of the Seller with respect to the DLJMC Mortgage Loans

          DLJMC, in its capacity as Seller, hereby makes the following representations and warranties to the Depositor and the Trustee, as of the Closing Date, or if so specified herein, as of the Cut-off Date or such other date as may be specified, with respect to the DLJMC Mortgage Loans identified on Schedule 1, Part D hereto (references in this Exhibit B to "Mortgage," "Mortgage Loan," "Mortgaged Property," "Mortgage File," "Mortgagor" and "Mortgage Note" are solely with respect to the DLJMC Mortgage Loans):

          (i) The Seller or its affiliate is the sole owner of record and holder of the Mortgage Loan and the indebtedness evidenced by the Mortgage Note. Immediately prior to the transfer and assignment to the Depositor on the Closing Date or the Subsequent Transfer Date, as applicable, the Mortgage Loan, including the Mortgage Note and the Mortgage, were not subject to an assignment or pledge, and the Seller had good and marketable title to and was the sole owner thereof and had full right to transfer and sell the Mortgage Loan to the Depositor free and clear of any encumbrance, equity, lien, pledge, charge, claim or security interest and has the full right and authority subject to no interest or participation of, or agreement with, any other party, to sell and assign the Mortgage Loan and following the sale of the Mortgage Loan, the Depositor will own such Mortgage Loan free and clear of any encumbrance, equity, participation interest, lien, pledge, charge, claim or security interest.

          (ii) Any and all requirements of any federal, state or local law including, without limitation, usury, truth-in-lending, real estate settlement procedures, consumer credit protection, equal credit opportunity or disclosure laws applicable to the Mortgage Loan have been complied with in all material respects.

          (iii) The terms of the Mortgage Note and the Mortgage have not been impaired, waived, altered or modified in any respect, except by written instruments which have been recorded to the extent any such recordation is required by law, or, necessary to protect the interest of the Depositor. No instrument of waiver, alteration or modification has been executed, and no Mortgagor has been released, in whole or in part, from the terms thereof except in connection with an assumption agreement and which assumption agreement is part of the Mortgage File and the terms of which are reflected in
Schedule 1, Part D; the substance of any such waiver, alteration or modification has been approved by the issuer of any related Primary Insurance Policy and title insurance policy, to the extent required by the related policies.

          (iv) The Mortgage Loan complies with all the terms, conditions and requirements of the originator's underwriting standards in effect at the time of origination of such Mortgage Loan.

          (v) The information set forth in Schedule 1, Part D to the Agreement is complete, true and correct in all material respects as of the Cut-off Date.

          (vi) The related Mortgage is a valid, subsisting, enforceable and perfected first lien on the Mortgaged Property and, all buildings on the Mortgaged Property and all installations and mechanical, electrical, plumbing, heating and air conditioning systems affixed to such buildings, and all additions, alterations and replacements made at anytime with respect to the foregoing securing the Mortgage Note's original principal balance. The Mortgage and the Mortgage Note do not contain any evidence of any security interest or other interest or right thereto. Such lien is free and clear of all adverse claims, liens and encumbrances having priority over the first lien, as applicable, of the Mortgage subject only to (1) the lien of non-delinquent current real property taxes and assessments not yet due and payable, (2) covenants, conditions and restrictions, rights of way, easements and other matters of the public record as of the date of recording which are acceptable to mortgage lending institutions generally and either (A) which are referred to or otherwise considered in the appraisal made for the originator of the Mortgage Loan, or (B) which do not adversely affect the appraised value of the Mortgaged Property as set forth in such appraisal, and (3) other matters to which like properties are commonly subject which do not materially interfere with the benefits of the security intended to be provided by the Mortgage or the use, enjoyment, value or marketability of the related Mortgaged Property. Any security agreement, chattel mortgage or equivalent document related to and delivered in connection with the Mortgage Loan establishes and creates a valid, subsisting, enforceable and perfected first lien and first priority security interest on the property described therein, and the Seller has the full right to sell and assign the same to the Depositor.

          (vii) There are no mechanics' or similar liens or claims which have been filed for work, labor or material (and no rights are outstanding that under law could give rise to such liens) affecting the related Mortgaged Property which are or may be liens prior to or equal to the lien of the related Mortgage.

          (viii) All taxes, governmental assessments, insurance premiums, water, sewer and municipal charges, leasehold payments or ground rents which previously became due and owing have been paid, or escrow funds have been established in an amount sufficient to pay for every such escrowed item which remains unpaid and which has been assessed but is not yet due and payable.

          (ix) The Mortgage Note and the Mortgage are not subject to any right of rescission, set-off, counterclaim or defense, including, without limitation, the defense of usury, nor will the operation of any of the terms of the Mortgage Note or the Mortgage, or the exercise of any right thereunder, render the Mortgage Note or Mortgage unenforceable, in whole or in part, or subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury, and no such right of rescission, set-off, counterclaim or defense has been asserted with respect thereto.

          (x) The Mortgaged Property is not subject to any material damage by waste, fire, earthquake, windstorm, flood or other casualty. At origination of the Mortgage Loan there was, and there currently is, no proceeding pending for the total or partial condemnation of the Mortgaged Property.

          (xi) All improvements subject to the Mortgage which were considered in determining the appraised value of the Mortgaged Property lie wholly within the boundaries and building restriction lines of the Mortgaged Property (and wholly within the project with respect to a condominium unit) and no improvements on adjoining properties encroach upon the Mortgaged Property except those which are insured against by a title insurance policy and all improvements on the property comply with all applicable zoning and subdivision laws and ordinances.

          (xii) The Seller has delivered or caused to be delivered to the Trustee or the Custodian on behalf of the Trustee the original Mortgage bearing evidence that such instruments have been recorded in the appropriate jurisdiction where the Mortgaged Property is located as determined by the Seller (or, in lieu of the original of the Mortgage or the assignment thereof, a duplicate or conformed copy of the Mortgage or the instrument of assignment, if any, together with a certificate of receipt from the Seller or the settlement agent who handled the closing of the Mortgage Loan, certifying that such copy or copies represent true and correct copy(ies) of the originals) and that such original(s) have been or are currently submitted to be recorded in the appropriate governmental recording office of the jurisdiction where the Mortgaged Property is located) or a certification or receipt of the recording authority evidencing the same.

          (xiii) The Mortgage File contains each of the documents specified in
Section 2.01(a) of the Agreement.

          (xiv) As of the Closing Date, each Mortgage Loan shall be serviced in all material respects in accordance with the terms of the Agreement.

          (xv) All buildings or other customarily insured improvements upon the Mortgaged Property are insured by an insurer acceptable under the Fannie Mae guidelines, against loss by fire, hazards of extended coverage and such other hazards as are provided for in the Fannie Mae guidelines or by Freddie Mac, as well as all additional requirements set forth in this Agreement. All such standard hazard policies are in full force and effect and on the date of origination contained a standard mortgagee clause naming the Seller and its successors in interest and assigns as loss payee and such clause is still in effect and all premiums due thereon have been paid. If at the time of origination, the Mortgage Loan was required to have flood insurance coverage in accordance with the Flood Disaster Protection Act of 1973, as amended, such Mortgage Loan is covered by a flood insurance policy meeting the requirements of the current guidelines of the Federal Insurance Administration which policy conforms to Fannie Mae and Freddie Mac requirements, as well as all additional requirements set forth in this Agreement. Such policy was issued by an insurer acceptable under Fannie Mae or Freddie Mac guidelines. The Mortgage obligates the Mortgagor thereunder to maintain all such insurance at the Mortgagor's cost and expense, and upon the Mortgagor's failure to do so, authorizes the holder of the Mortgage to maintain such insurance at the Mortgagor's cost and expense and to seek reimbursement therefor from the Mortgagor.

          (xvi) With respect to a Mortgage Loan, the Mortgage creates a first lien or a first priority ownership interest in an estate in fee simple in real property securing the related Mortgage Note.

          (xvii) As of the Cut-off Date, no Mortgage Loan is (a) a non-performing loan (i.e., a mortgage loan that is more than 90 days delinquent); (b) a re-performing loan (i.e. a mortgage loan that was more than 90 days delinquent within the twelve-month period preceding the Cut-off Date but is contractually current); or (c) a sub-performing loan (i.e. a mortgage loan that is at least 30 days delinquent but subject to a payment plan or agreement pursuant to which the Mortgagor is contractually current).

          (xix) The Mortgage Note and the related Mortgage are original and genuine and each is the legal, valid and binding obligation of the maker thereof, enforceable in all respects in accordance with its terms subject to bankruptcy, insolvency, moratorium, reorganization and other laws of general application affecting the rights of creditors and by general equitable principles.

          (xx) To the knowledge of the Seller, (i) no mortgage loan in the mortgage pool or in either of the loan groups contemplated under the terms of this Agreement was subject to the Home Ownership and Equity Protection Act of 1994 or any comparable state law, (ii) no proceeds from any mortgage loan in the mortgage pool or in either of the loan groups contemplated under the terms of this Agreement were used to finance single-premium credit insurance policies, and (iii) no mortgage loan in the mortgage pool or in either of the loan groups contemplated under the terms of this Agreement will impose a prepayment premium for a term in excess of five years.

                                  EXHIBIT C-1
                                  -----------

                FORM OF TRUST RECEIPT AND INITIAL CERTIFICATION

                                                         _______________, 2002
Asset Backed Securities Corporation
Eleven Madison Avenue, Fourth Floor
New York, New York  10010

Fairbanks Capital Corporation
3815 Couth West Temple
Salt Lake City, Utah  84115

Wells Fargo Bank Minnesota, N.A.
Sixth Street and Marquette Avenue
Minneapolis, Minnesota  55479-0113
Attention:  Corporate Trust Services - CSFB ABSC Series 2002-HE2

          Re: Custodial Agreement, dated as of May 1, 2002 ("Custodial Agreement"), between Wells Fargo Bank Minnesota, N.A. (the "Trustee") and [U.S. Bank National Association][JPMorgan Chase Bank] (the "Custodian").
               --------------------------------------------------------------

Ladies and Gentlemen:

     In accordance with the provisions of the above-referenced Custodial Agreement, the undersigned, as the Custodian, hereby certifies that as to each Mortgage Loan described in the Mortgage Loan Schedule attached as Exhibit 5 to the Custodial Agreement and a copy of which is attached hereto, it has reviewed the Custodial File and has determined that: (i) all documents listed in Section 2 hereof, to the extent applicable, are in its possession (subject to any exceptions listed herein), (ii) such documents have been reviewed by it and appear regular on their face and relate to such Mortgage Loan, (iii) each Mortgage Note has been endorsed by the related Seller, without recourse, (iv) each Custodial File includes an Assignment of Mortgage in blank from the related Seller, and (v) based on its examination, the foregoing documents on their face satisfy the requirements set forth in Section 2 of the Custodial Agreement.

     The Custodian will accept and act on instructions with respect to the Mortgage Loans subject hereto upon surrender of this Trust Receipt and Certification at its office at [180 East Fifth Street, Mezzanine Level, St. Paul, Minnesota 55101][1111 Fannin Street, 12th Floor, Houston, Texas 77002],
Attention: [Document Custody Services].



                                    C-1-1

     All terms used herein shall have the meanings ascribed to them in the above-referenced Custodial Agreement.


                                       [U.S. BANK NATIONAL ASSOCIATION]
                                       [JPMORGAN CHASE BANK],
                                       as Custodian


                                       By:____________________________________
                                          Name:
                                          Title:



                                    C-1-2

                                  EXHIBIT C-2
                                  -----------


                     TRUST RECEIPT AND FINAL CERTIFICATION

                                                        _______________, 2002
Asset Backed Securities Corporation
Eleven Madison Avenue, Fourth Floor
New York, New York  10010

Fairbanks Capital Corporation
3815 Couth West Temple
Salt Lake City, Utah  84115

Wells Fargo Bank Minnesota, N.A.
Sixth Street and Marquette Avenue
Minneapolis, Minnesota  55479-0113
Attention:  Corporate Trust Services - CSFB ABSC Series 2002-HE2

          Re: Custodial Agreement, dated as of May 1, 2002 ("Custodial Agreement"), between Wells Fargo Bank Minnesota, N.A. (the "Trustee") and [U.S. Bank National Association][JPMorgan Chase Bank] (the "Custodian").
               --------------------------------------------------------------

Ladies and Gentlemen:

     In accordance with the provisions of Section 6 of the above-referenced Custodial Agreement, the undersigned, as the Custodian, hereby certifies that as to each Mortgage Loan listed on the Mortgage Loan Schedule (other than any Mortgage Loan paid in full) it has reviewed the Custodial Files and has determined that (i) all documents required to be delivered to it pursuant to Sections 2(i)-(vi) of the Custodial Agreement are in its possession; (ii) such documents have been reviewed by it (including the information set forth in items (i),(ii), (iii) and (vi) of the Mortgage Loan Schedule) and appear regular on their face and relate to such Mortgage Loan; (iii) all Assignments of Mortgage or intervening Assignments of Mortgage, as applicable, have been submitted for recording in the jurisdiction in which recording is necessary; and (iv) each Mortgage Note has been endorsed as provided in Section 2(ii) of the Custodial Agreement and each Mortgage has been assigned in accordance with
Section 2(iv) of the Custodial Agreement.

     The Custodian hereby confirms that it is holding each such Custodial File as agent and bailee of, and custodian for the exclusive use and benefit, and subject to the sole direction, of Trustee pursuant to the terms and conditions of the Custodial Agreement.

     This Trust Receipt and Final Certification is not divisible or negotiable.

     The Custodian will accept and act on instructions with respect to the Mortgage Loans subject hereto upon surrender of this Trust Receipt and Final Certification at its office at [180



                                    C-2-1

East Fifth Street, Mezzanine Level, St. Paul, Minnesota 55101][1111 Fannin Street, 12th Floor, Houston, Texas 77002], Attention: [Document Custody Services].

         All terms used herein shall have the meanings ascribed to them in the above-referenced Custodial Agreement.


                                           [U.S. BANK NATIONAL ASSOCIATION]
                                           [JPMORGAN CHASE BANK],
                                           as Custodian


                                           By:________________________________
                                              Name:
                                              Title:



                                    C-2-2

                                   EXHIBIT D
                                   ---------


                   FORM OF MORTGAGE LOAN PURCHASE AGREEMENT

          [ON FILE AT THE OFFICES OF SIDLEY AUSTIN BROWN & WOOD LLP]

                                  EXHIBIT E-1
                                  -----------



             FORM OF REQUEST FOR RELEASE OF DOCUMENTS AND RECEIPT

                                    [Date]

To:  U.S. Bank National Association
     180 East Fifth Street, Mezzanine Level
     St. Paul, Minnesota 55101
     Attention_____________________________:

     Re: The Custodial Agreement, dated as of May 1, 2002, between Wells Fargo Bank Minnesota, N.A., as trustee (the "Trustee"), and U.S. Bank National Association, as custodian (the "Custodian"), executed pursuant to the Pooling and Servicing Agreement, dated as of May 1, 2002 (the "Pooling and Servicing Agreement"), among Asset Backed Securities Corporation, as depositor (the "Depositor"), DLJ Mortgage Capital, Inc. ("DLJMC"), as seller, the Trustee and Fairbanks Capital Corp., as servicer (the "Servicer").

     In connection with the Custodial Files held by U.S. Bank National Association, as the Custodian on behalf of the Trustee, we request the release, and acknowledge receipt, of the (Custodial File/[specify documents]) for the Mortgage Loan described below, for the reason indicated.

Mortgagor's Name, Address & Zip Code:
------------------------------------


Mortgage Loan Number:
--------------------


Method of Shipment:
------------------


Reason for Requesting Documents (check one)
-------------------------------


______1. Mortgage Loan Paid in Full. (Trustee hereby certifies that all amounts received in connection therewith have been received.)

______2. Mortgage Loan Liquidated. (Trustee hereby certifies that all proceeds of foreclosure, insurance, liquidation or other disposition have been finally received and credited.)

______3.   (a)  Mortgage Loan in foreclosure or another method of liquidation or modification.

           (b) Mortgage Loan subject to documentation corrections for errors and ambiguities. (Trustee or its designee hereby certifies that the documentation released pursuant to this Request for Release of Documents has errors or ambiguities that require correction and that such documentation shall be corrected in a prompt manner and returned to the Custodian in accordance with the Pooling and Servicing Agreement.)

______4. Mortgage Loan repurchased pursuant to Section 2.02 of the Pooling and Servicing Agreement.(Trustee hereby certifies that the Repurchase Price has been paid).

______5.   Other servicing release (explain)

           ___________________________________________________________________
           ___________________________________________________________________

         If box 1 or 2 above is checked, and if all or part of the Custodial File was previously released to us, please release to us our previous receipt on file with you, as well as any additional documents in your possession relating to the above specified Mortgage Loan.

         If box 3, 4, or 5 above is checked, upon our return to you, as Custodian, of all of the released documents with respect to the Custodial File for the above specified Mortgage Loan, please acknowledge your receipt by signing in the space indicated below, and returning this form.

         Capitalized words and not otherwise defined herein have the meanings assigned to them in the Pooling and Servicing Agreement, dated as of May 1, 2002.

                                        __________________________________,
                                        Trustee or its designee)


                                        By:____________________________
                                        Name:__________________________
                                        Title:_________________________



                                        Date:_________________________

Receipt of documents returned to Custodian:

U.S. BANK NATIONAL ASSOCIATION,
not in its individual capacity but solely as Custodian

By:____________________________________
   Name:_______________________________
   Title:______________________________



                                    E-1-1

                                  EXHIBIT E-2


                              REQUEST FOR RELEASE
                         [Mortgage Loans Paid in Full]

                               [SEE EXHIBIT E-1]



                                    E-2-1

                                  EXHIBIT F-1


                   FORM OF TRANSFEROR REPRESENTATION LETTER


                                    [Date]


Wells Fargo Bank Minnesota, N.A.
Sixth Street and Marquette Avenue
Minneapolis, Minnesota  55479
Attention: Corporate Trust Services - ABSC 2002-HE2


         Re:  Asset Backed Securities Corporation,
              Asset Backed Pass-Through Certificates, Series 2002-HE2, Class ___, representing a ___% Class ___ Percentage Interest
              ------------------------------------------------------------

Ladies and Gentlemen:

     In connection with the transfer by ________________ (the "Transferor") to ________________ (the "Transferee") of the captioned Asset Backed Pass-Through Certificates (the "Certificates"), the Transferor hereby certifies as follows:

     Neither the Transferor nor anyone acting on its behalf has (a) offered, pledged, sold, disposed of or otherwise transferred any Certificate, any interest in any Certificate or any other similar security to any person in any manner, (b) has solicited any offer to buy or to accept a pledge, disposition or other transfer of any Certificate, any interest in any Certificate or any other similar security from any person in any manner, (c) has otherwise approached or negotiated with respect to any Certificate, any interest in any Certificate or any other similar security with any person in any manner, (d) has made any general solicitation by means of general advertising or in any other manner, (e) has taken any other action, that (in the case of each of subclauses (a) through (e) above) would constitute a distribution of the Certificates under the Securities Act of 1933, as amended (the "1933 Act"), or would render the disposition of any Certificate a violation of Section 5 of the 1933 Act or any state securities law or would require registration or qualification pursuant thereto. The Transferor will not act, nor has it authorized or will it authorize any person to act, in any manner set forth in the foregoing sentence with respect to any Certificate. The Transferor will not sell or otherwise transfer any of the Certificates, except in compliance with the provisions of that certain Pooling and Servicing Agreement, dated as of May 1, 2002, among Asset Backed Securities Corporation as Depositor, DLJ Mortgage Capital, Inc. as Seller, Fairbanks Capital Corp. as Servicer and Wells Fargo Bank Minnesota, N.A., as Trustee (the "Pooling and Servicing Agreement"), pursuant to which the Certificates were issued.

     Capitalized terms used but not defined herein shall have the meanings assigned thereto in the Pooling and Servicing Agreement.



                                    F-1-1

                                 Very truly yours,

                                 [Transferor]

                                 By:_________________________________
                                 Name:
                                 Title:



                                    F-1-2

                   FORM OF TRANSFEREE REPRESENTATION LETTER


                                                          [Date]


Wells Fargo Bank Minnesota, N.A.
Sixth Street and Marquette Avenue
Minneapolis, Minnesota  55479
Attention: Corporate Trust Services - ABSC 2002-HE2


          Re:  Asset Backed Securities Corporation,
               Asset Backed Pass-Through Certificates, Series 2002-HE2, Class ___, representing a ___% Class ___ Percentage Interest
               ------------------------------------------------------------

Ladies and Gentlemen:

     In connection with the purchase from ______________________ (the "Transferor") on the date hereof of the captioned trust certificates (the "Certificates"), _______________ (the "Transferee") hereby certifies as follows:

          1. The Transferee is a "qualified institutional buyer" as that term is defined in Rule 144A ("Rule 144A") under the Securities Act of 1933 (the "1933 Act") and has completed either of the forms of certification to that effect attached hereto as Annex 1 or Annex 2. The Transferee is aware that the sale to it is being made in reliance on Rule 144A. The Transferee is acquiring the Certificates for its own account or for the account of a qualified institutional buyer, and understands that such Certificate may be resold, pledged or transferred only (i) to a person reasonably believed to be a qualified institutional buyer that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A, or (ii) pursuant to another exemption from registration under the 1933 Act.

          2. The Transferee has been furnished with all information regarding
     (a) the Certificates and distributions thereon, (b) the nature, performance and servicing of the Mortgage Loans, (c) the Pooling and Servicing Agreement referred to below, and (d) any credit enhancement mechanism associated with the Certificates, that it has requested.



                                    F-1-3

     All capitalized terms used but not otherwise defined herein have the respective meanings assigned thereto in the Pooling and Servicing Agreement, dated as of May 1, 2002, among Asset Backed Securities Corporation, as Depositor, DLJ Mortgage Capital, Inc., as Seller, Fairbanks Capital Corp., as Servicer and Wells Fargo Bank Minnesota, N.A., as Trustee, pursuant to which the Certificates were issued.

                                 [TRANSFEREE]

                                 By:________________________________
                                 Name:
                                 Title:



                                    F-1-4

                            ANNEX 1 TO EXHIBIT F-1

           QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A
           --------------------------------------------------------

         [For Transferees Other Than Registered Investment Companies]

     The undersigned hereby certifies as follows to [name of Transferor] (the "Transferor") and Wells Fargo Bank Minnesota, N.A., as Trustee, with respect to the Asset Backed Pass-Through Certificates (the "Certificates") described in the Transferee Certificate to which this certification relates and to which this certification is an Annex:

     1. As indicated below, the undersigned is the President, Chief Financial Officer, Senior Vice President or other executive officer of the entity purchasing the Certificates (the "Transferee").

     2. In connection with purchases by the Transferee, the Transferee is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933 ("Rule 144A") because (i) the Transferee owned and/or invested on a discretionary basis $______________________ in securities (except for the excluded securities referred to below) as of the end of the Transferee's most recent fiscal year (such amount being calculated in accordance with Rule 144A) and (ii) the Transferee satisfies the criteria in the category marked below.

     ___ Corporation, etc. The Transferee is a corporation (other than a bank, savings and loan association or similar institution), Massachusetts or similar business trust, partnership, or any organization described in Section 501(c)(3) of the Internal Revenue Code of 1986.

     ___ Bank. The Transferee (a) is a national bank or banking institution organized under the laws of any State, territory or the District of Columbia, the business of which is substantially confined to banking and is supervised by the State or territorial banking commission or similar official or is a foreign bank or equivalent institution, and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto.

     ___ Savings and Loan. The Transferee (a) is a savings and loan association, building and loan association, cooperative bank, homestead association or similar institution, which is supervised and examined by a State or Federal authority having supervision over any such institutions or is a foreign savings and loan association or equivalent institution and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto.

     ___ Broker-dealer. The Transferee is a dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934.



                                    F-1-5

     ___ Insurance Company. The Transferee is an insurance company whose primary and predominant business activity is the writing of insurance or the reinsuring of risks underwritten by insurance companies and which is subject to supervision by the insurance commissioner or a similar official or agency of a State, territory or the District of Columbia.

     ___ State or Local Plan. The Transferee is a plan established and maintained by a State, its political subdivisions, or any agency or instrumentality of the State or its political subdivisions, for the benefit of its employees.

     ___ ERISA Plan. The Transferee is an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974, as amended.

     ___ Investment Advisor. The Transferee is an investment advisor registered under the Investment Advisers Act of 1940.

     3. The term "securities" as used herein does not include (i) securities of issuers that are affiliated with the Transferee, (ii) securities that are part of an unsold allotment to or subscription by the Transferee, if the Transferee is a dealer, (iii) securities issued or guaranteed by the U.S. or any instrumentality thereof, (iv) bank deposit notes and certificates of deposit, (v) loan participations, (vi) repurchase agreements, (vii) securities owned but subject to a repurchase agreement and (viii) currency, interest rate and commodity swaps.

     4. For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Transferee, the Transferee used the cost of such securities to the Transferee and did not include any of the securities referred to in the preceding paragraph. Further, in determining such aggregate amount, the Transferee may have included securities owned by subsidiaries of the Transferee, but only if such subsidiaries are consolidated with the Transferee in its financial statements prepared in accordance with generally accepted accounting principles and if the investments of such subsidiaries are managed under the Transferee's direction. However, such securities were not included if the Transferee is a majority-owned, consolidated subsidiary of another enterprise and the Transferee is not itself a reporting company under the Securities Exchange Act of 1934.

     5. The Transferee acknowledges that it is familiar with Rule 144A and understands that the Transferor and other parties related to the Certificates are relying and will continue to rely on the statements made herein because one or more sales to the Transferee may be in reliance on Rule 144A.

     ___      ___           Will the Transferee be purchasing the Certificates
     Yes      No            only for the Transferee's own account?

     6. If the answer to the foregoing question is "no", the Transferee agrees that, in connection with any purchase of securities sold to the Transferee for the account of a third party (including any separate account) in reliance on Rule 144A, the Transferee will only purchase for the account of a third party that at the time is a "qualified institutional buyer" within the meaning of Rule 144A. In addition, the Transferee agrees that the Transferee will not purchase securities for a third party unless the Transferee has obtained a current representation letter from such third party or taken other appropriate steps contemplated by Rule 144A to conclude that such third



                                    C-1-8
party independently meets the definition of "qualified institutional buyer" set forth in Rule 144A.

     7. The Transferee will notify each of the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice is given, the Transferee's purchase of the Certificates will constitute a reaffirmation of this certification as of the date of such purchase. In addition, if the Transferee is a bank or savings and loan as provided above, the Transferee agrees that it will furnish to such parties updated annual financial statements promptly after they become available.

Dated:

                                        ______________________________________

                                        Print Name of Transferee


                                        By:___________________________________

                                        Name:
                                        Title:



                                    F-1-7

                            ANNEX 2 TO EXHIBIT F-1


           QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A
           --------------------------------------------------------

          [For Transferees That Are Registered Investment Companies]


     The undersigned hereby certifies as follows to [name of Transferor] (the "Transferor") and Wells Fargo Bank Minnesota, N.A., as Trustee, with respect to the Asset Backed Pass-Through Certificates (the "Certificates") described in the Transferee Certificate to which this certification relates and to which this certification is an Annex:

     1. As indicated below, the undersigned is the President, Chief Financial Officer or Senior Vice President of the entity purchasing the Certificates (the "Transferee") or, if the Transferee is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933 ("Rule 144A") because the Transferee is part of a Family of Investment Companies (as defined below), is such an officer of the investment adviser (the "Adviser").

     2. In connection with purchases by the Transferee, the Transferee is a "qualified institutional buyer" as defined in Rule 144A because (i) the Transferee is an investment company registered under the Investment Company Act of 1940, and (ii) as marked below, the Transferee alone, or the Transferee's Family of Investment Companies, owned at least $100,000,000 in securities (other than the excluded securities referred to below) as of the end of the Transferee's most recent fiscal year. For purposes of determining the amount of securities owned by the Transferee or the Transferee's Family of Investment Companies, the cost of such securities was used.

      ____ The Transferee owned $___________________ in securities (other than the excluded securities referred to below) as of the end of the Transferee's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

      ____ The Transferee is part of a Family of Investment Companies which owned in the aggregate $______________ in securities (other than the excluded securities referred to below) as of the end of the Transferee's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

     3. The term "Family of Investment Companies" as used herein means two or more registered investment companies (or series thereof) that have the same investment adviser or investment advisers that are affiliated (by virtue of being majority owned subsidiaries of the same parent or because one investment adviser is a majority owned subsidiary of the other).

     4. The term "securities" as used herein does not include (i) securities of issuers that are affiliated with the Transferee or are part of the Transferee's Family of Investment Companies, (ii) securities issued or guaranteed by the U.S. or any instrumentality thereof, (iii) bank deposit notes and certificates of deposit, (iv) loan participations, (v) repurchase agreements, (vi) securities owned but subject to a repurchase agreement and
(vii) currency, interest rate and commodity swaps.



                                    F-1-8

     5. The Transferee is familiar with Rule 144A and understands that the parties to which this certification is being made are relying and will continue to rely on the statements made herein because one or more sales to the Transferee will be in reliance on Rule 144A. In addition, the Transferee will only purchase for the Transferee's own account.



                                    F-1-9

     The undersigned will notify the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice, the Transferee's purchase of the Certificates will constitute a reaffirmation of this certification by the undersigned as of the date of such purchase.


Dated:

                                     _________________________________________

                                     Print Name of Transferee


                                     By:______________________________________

                                     Name:
                                     Title:


                                     IF AN ADVISER:

                                     _________________________________________

                                     Print Name of Transferee



                                    F-1-10

                   FORM OF TRANSFEREE REPRESENTATION LETTER


          The undersigned hereby certifies on behalf of the purchaser named below (the "Purchaser") as follows:

          1. I am an executive officer of the Purchaser.

          2. The Purchaser is a "qualified institutional buyer", as defined in Rule 144A, ("Rule 144A") under the Securities Act of 1933, as amended.

          3. As of the date specified below (which is not earlier than the last day of the Purchaser's most recent fiscal year), the amount of "securities", computed for purposes of Rule 144A, owned and invested on a discretionary basis by the Purchaser was in excess of $100,000,000.


Name of Purchaser

By:    (Signature)

Name of Signatory

Title

Date of this certificate

Date of information provided in paragraph 3



                                    F-1-11

                                  EXHIBIT F-2
                                  -----------


                   FORM OF TRANSFER AFFIDAVIT AND AGREEMENT

STATE OF NEW YORK                   )
                                    : ss.:
COUNTY OF NEW YORK                  )


     ____________________________________, being duly sworn, deposes, represents and warrants as follows:

          1. I am a ______________________ of ____________________________
(the "Owner") a corporation duly organized and existing under the laws of ______________, the record owner of Asset Backed Securities Corporation, Home Equity Loan Trust 2002-HE2 Asset Backed Pass-Through Certificates, Series 2002-HE2, Class R (the "Class R Certificates"), on behalf of whom I make this affidavit and agreement. Capitalized terms used but not defined herein have the respective meanings assigned thereto in the Pooling and Servicing Agreement pursuant to which the Class R Certificates were issued.

          2. The Owner (i) is and will be a "Permitted Transferee" as of ____________________, 20___ and (ii) is acquiring the Class R Certificates for its own account or for the account of another Owner from which it has received an affidavit in substantially the same form as this affidavit. A "Permitted Transferee" is any person other than a "disqualified organization" or a possession of the United States. For this purpose, a "disqualified organization" means the United States, any state or political subdivision thereof, any agency or instrumentality of any of the foregoing (other than an instrumentality all of the activities of which are subject to tax and, except for the Federal Home Loan Mortgage Corporation, a majority of whose board of directors is not selected by any such governmental entity) or any foreign government, international organization or any agency or instrumentality of such foreign government or organization, any rural electric or telephone cooperative, or any organization (other than certain farmers' cooperatives) that is generally exempt from federal income tax unless such organization is subject to the tax on unrelated business taxable income.

          3. The Owner is aware (i) of the tax that would be imposed on transfers of the Class R Certificates to disqualified organizations under the Internal Revenue Code of 1986 that applies to all transfers of the Class R Certificates after March 31, 1988; (ii) that such tax would be on the transferor or, if such transfer is through an agent (which person includes a broker, nominee or middleman) for a non-Permitted Transferee, on the agent;
(iii) that the person otherwise liable for the tax shall be relieved of liability for the tax if the transferee furnishes to such person an affidavit that the transferee is a Permitted Transferee and, at the time of transfer, such person does not have actual knowledge that the affidavit is false; and
(iv) that each of the Class R Certificates may be a "noneconomic residual interest" within the meaning of proposed Treasury regulations promulgated under the Code and that the transferor of a "noneconomic residual interest" will remain liable for any taxes due with respect to the income on such residual interest, unless no significant purpose of the transfer is to impede the assessment or collection of tax.



                                    F-2-1

          In accordance with Revenue Procedure 2001-12, I.R.B. 2001-2 (December 8, 2000), the Transferee represents and warrants that one of the following applies:

          (i) the consideration paid to the Transferee for accepting the Class R Certificates is greater than the present value of the anticipated net federal income taxes and tax benefits ("Tax Liability Present Value") associated with owning such Certificates, with such present value computed using a discount rate equal to the "applicable federal rate" prescribed by Section 1274 of the Internal Revenue Code as of the date hereof (with all applicable computations done in accordance with Rev. Proc. 2001-12) or, to the extent it is not, if the Transferee has asserted that it regularly borrows, in the ordinary course of its trade or business, substantial funds from unrelated third parties at a lower interest rate than such applicable federal rate and the consideration paid to the Transferee is greater than the Tax Liability Present Value using such lower interest rate as the discount rate, the transactions with the unrelated third party lenders, the interest rate or rates, the date or dates of such transactions, and the maturity dates or, in the case of adjustable rate debt instruments, the relevant adjustment dates or periods, with respect to such borrowings, are accurately stated in Exhibit A to this letter; or

          (ii) the Transferee (A) is an "eligible corporation" as defined in
          Section 860L(a)(2) of the Internal Revenue Code, as to which the income of Class R Certificates will only be subject to taxation in the United States, (B) has, and has had in each of its two preceding fiscal years, gross assets for financial reporting purposes (excluding any obligation of a person related to the transferee within the meaning of Section 860L of the Internal Revenue Code) in excess of $100 million and net assets of $10 million, and (C) hereby agrees only to transfer the Certificate to another corporation meeting the criteria set forth in this letter.

          4. The Owner is aware of the tax imposed on a "pass-through entity" holding the Class R Certificates if, at any time during the taxable year of the pass-through entity, a non-Permitted Transferee is the record holder of an interest in such entity. (For this purpose, a "pass-through entity" includes a regulated investment company, a real estate investment trust or common trust fund, a partnership, trust or estate, and certain cooperatives.)

          5. The Owner is aware that the Trustee will not register the transfer of any Class R Certificate unless the transferee, or the transferee's agent, delivers to the Trustee, among other things, an affidavit in substantially the same form as this affidavit. The Owner expressly agrees that it will not consummate any such transfer if it knows or believes that any of the representations contained in such affidavit and agreement are false.

          6. The Owner consents to any additional restrictions or arrangements that shall be deemed necessary upon advice of counsel to constitute a reasonable arrangement to ensure that the Class R Certificates will only be owned, directly or indirectly, by an Owner that is a Permitted Transferee.

          7. The Owner's taxpayer identification number is ___________________.



                                     F-2-2

          8. The Owner has reviewed the restrictions set forth on the face of the Class R Certificates and the provisions of Section 5.02(d) of the Pooling and Servicing Agreement under which the Class R Certificates were issued (in particular, clauses (iii)(A) and (iii)(B) of Section 5.02(d) which authorize the Trustee to deliver payments to a person other than the Owner and negotiate a mandatory sale by the Trustee in the event that the Owner holds such Certificate in violation of Section 5.02(d)); and that the Owner expressly agrees to be bound by and to comply with such restrictions and provisions.

          9. The Owner is not acquiring and will not transfer the Class R Certificates in order to impede the assessment or collection of any tax.

          10. The Owner anticipates that it will, so long as it holds the Class R Certificates, have sufficient assets to pay any taxes owed by the holder of such Class R Certificates, and hereby represents to and for the benefit of the person from whom it acquired the Class R Certificates that the Owner intends to pay taxes associated with holding such Class R Certificates as they become due, fully understanding that it may incur tax liabilities in excess of any cash flows generated by the Class R Certificates.

          11. The Owner has no present knowledge that it may become insolvent or subject to a bankruptcy proceeding for so long as it holds the Class R Certificates.

          12. The Owner has no present knowledge or expectation that it will be unable to pay any United States taxes owed by it so long as any of the Certificates remain outstanding.

          13. The Owner is not acquiring the Class R Certificates with the intent to transfer the Class R Certificates to any person or entity that will not have sufficient assets to pay any taxes owed by the holder of such Class R Certificates, or that may become insolvent or subject to a bankruptcy proceeding, for so long as the Class R Certificates remain outstanding.

          14. The Owner will, in connection with any transfer that it makes of the Class R Certificates, obtain from its transferee the representations required by Section 5.02(d) of the Pooling and Servicing Agreement under which the Class R Certificate were issued and will not consummate any such transfer if it knows, or knows facts that should lead it to believe, that any such representations are false.

          15. The Owner will, in connection with any transfer that it makes of the Class R Certificates, deliver to the Trustee an affidavit, which represents and warrants that it is not transferring the Class R Certificates to impede the assessment or collection of any tax and that it has no actual knowledge that the proposed transferee: (i) has insufficient assets to pay any taxes owed by such transferee as holder of the Class R Certificates; (ii) may become insolvent or subject to a bankruptcy proceeding for so long as the Class R Certificates remains outstanding; and (iii) is not a "Permitted Transferee".

          16. The Owner is a citizen or resident of the United States, a corporation, partnership or other entity created or organized in, or under the laws of, the United States or any political subdivision thereof, or an estate or trust whose income from sources without the United States may be included in gross income for United States federal income tax purposes regardless of its connection with the conduct of a trade or business within the United States.



F-2-3

          17. The Owner of the Class R Certificate, hereby agrees that in the event that the Trust Fund created by the Pooling and Servicing Agreement is terminated pursuant to Section 9.01 thereof, the undersigned shall assign and transfer to the Holders of the Class X Certificates any amounts in excess of par received in connection with such termination. Accordingly, in the event of such termination, the Trustee is hereby authorized to withhold any such amounts in excess of par and to pay such amounts directly to the Holders of the Class X Certificates. This agreement shall bind and be enforceable against any successor, transferee or assigned of the undersigned in the Class R Certificate. In connection with any transfer of the Class R Certificate, the Owner shall obtain an agreement substantially similar to this clause from any subsequent owner.

          18. The Owner is not an employee benefit plan within the meaning of section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or other retirement arrangement, including individual retirement accounts and annuities, Keogh plans and bank collective investment funds and insurance company general or separate accounts in which such plans, accounts or arrangements are invested, that is subject to Section 406 of ERISA or Section 4975 of the Internal Revenue Code of 1986 (the "Code") (any of the foregoing, a "Plan"), and is not acquiring the Class R Certificates with "plan assets" of a Plan within the meaning of the Department of Labor ("DOL") regulation, 29 C.F.R. ss. 2510.3-101.



                                    F-2-4

         IN WITNESS WHEREOF, the Owner has caused this instrument to be executed on its behalf, pursuant to the authority of its Board of Directors, by its [Vice] President, attested by its [Assistant] Secretary, this ____ day of __________, 20__.

                                    [OWNER]


                                     By:____________________________________
                                     Name:
                                     Title:            [Vice] President


ATTEST:


By:_________________________________
Name:
Title:        [Assistant] Secretary




     Personally appeared before me the above-named , known or proved to me to be the same person who executed the foregoing instrument and to be a [Vice] President of the Owner, and acknowledged to me that [he/she] executed the same as [his/her] free act and deed and the free act and deed of the Owner.

     Subscribed and sworn before me this ____ day of __________, 20__.



                                      _____________________________________
                                                   Notary Public


                                      County of _____________________
                                      State of __________________

                                      My Commission expires:



                                    F-2-5

                         FORM OF TRANSFEROR AFFIDAVIT

STATE OF NEW YORK                   )
                                    : ss. :
COUNTY OF NEW YORK                  )


          ______________________________________, being duly sworn, deposes, represents and warrants as follows:

          1. I am a ____________________ of _____________________________ (the
"Owner"), a corporation duly organized and existing under the laws of ______________, on behalf of whom I make this affidavit.

          2. The Owner is not transferring the Class R Certificates (the "Residual Certificates") to impede the assessment or collection of any tax.

          3. The Owner has no actual knowledge that the Person that is the proposed transferee (the "Purchaser") of the Residual Certificates: (i) has insufficient assets to pay any taxes owed by such proposed transferee as holder of the Residual Certificates; (ii) may become insolvent or subject to a bankruptcy proceeding for so long as the Residual Certificates remain outstanding and (iii) is not a Permitted Transferee.

          4. The Owner understands that the Purchaser has delivered to the Trustee a transfer affidavit and agreement in the form attached to the Pooling and Servicing Agreement as Exhibit F-2. The Owner does not know or believe that any representation contained therein is false.

          5. At the time of transfer, the Owner has conducted a reasonable investigation of the financial condition of the Purchaser as contemplated by Treasury Regulations Section 1.860E-1(c)(4)(i) and, as a result of that investigation, the Owner has determined that the Purchaser has historically paid its debts as they became due and has found no significant evidence to indicate that the Purchaser will not continue to pay its debts as they become due in the future. The Owner understands that the transfer of a Residual Certificate may not be respected for United States income tax purposes (and the Owner may continue to be liable for United States income taxes associated therewith) unless the Owner has conducted such an investigation.

          6. Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Pooling and Servicing Agreement.



                                    F-2-6

     IN WITNESS WHEREOF, the Owner has caused this instrument to be executed on its behalf, pursuant to the authority of its Board of Directors, by its [Vice] President, attested by its [Assistant] Secretary, this ____ day of ___________, 20__.

                                    [OWNER]


                                     By:_____________________________________
                                     Name:
                                     Title:          [Vice] President


ATTEST:


By:___________________________________
Name:
Title:       [Assistant] Secretary




         Personally appeared before me the above-named , known or proved to me to be the same person who executed the foregoing instrument and to be a [Vice] President of the Owner, and acknowledged to me that [he/she] executed the same as [his/her] free act and deed and the free act and deed of the Owner.

         Subscribed and sworn before me this ____ day of __________, 20__.


                                             _________________________________
                                                        Notary Public


                                             County of _______________________
                                             State of __________________

                                             My Commission expires:



                                    F-2-7

                                   EXHIBIT G

           FORM OF CERTIFICATION WITH RESPECT TO ERISA AND THE CODE

                                                        _____________, 20__.

---------------------------------------------------------------- -----------------------------------------------------
Asset Backed Securities Corporation                              Fairbanks Capital Corp.
Eleven Madison Avenue                                            3815 South West Temple
New York, New York  10010                                        Salt Lake City, Utah  84115
---------------------------------------------------------------- -----------------------------------------------------
Wells Fargo Bank Minnesota, N.A.
Sixth Street and Marquette Avenue
Minneapolis, Minnesota  55479
---------------------------------------------------------------- -----------------------------------------------------


                  Re:  Asset Backed Securities Corporation
                       Asset Backed Pass Through Certificates,
                       Series 2002-HE2, Class [B-IO] [X] [P]
                       ----------------------------------------

Dear Sirs:

     __________________________________ (the "Transferee") intends to acquire from _____________________ (the "Transferor") $____________ Initial
Certificate Principal Balance of Asset Backed Securities Corporation, Asset Backed Pass-Through Certificates, Series 2002-HE2, Class [B-IO], [X], [P], (the "Certificates"), issued pursuant to a Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of May 1, 2002 among Asset Backed Securities Corporation, as depositor (the "Depositor"), DLJ Mortgage Capital, Inc., as seller (the "Seller"), Fairbanks Capital Corp., as servicer (the "Servicer") and Wells Fargo Bank Minnesota, N.A., as trustee (the "Trustee"). Capitalized terms used herein and not otherwise defined shall have the meanings assigned thereto in the Pooling and Servicing Agreement. The Transferee hereby certifies, represents and warrants to, and covenants with the Depositor, the Trustee, and the Servicer that the following statement is accurate:

     The Certificates (i) are not being acquired by, and will not be transferred to, any employee benefit plan within the meaning of section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or other retirement arrangement, including individual retirement accounts and annuities, Keogh plans and bank collective investment funds and insurance company general or separate accounts in which such plans, accounts or arrangements are invested, that is subject to Section 406 of ERISA or Section 4975 of the Internal Revenue Code of 1986 (the "Code") (any of the foregoing, a "Plan"), (ii) are not being acquired with "plan assets" of a Plan within the meaning of the Department of Labor ("DOL") regulation, 29 C.F.R. ss. 2510.3-101, and
     (iii) will not be transferred to any entity that is deemed to be investing plan assets within the meaning of the DOL regulation at 29 C.F.R. ss. 2510.3-101.

                                     Very truly yours,


                                     _______________________________________


                                     By:___________________________
                                     Name:
                                     Title:

                                   EXHIBIT H

                     FORM OF SUBSEQUENT TRANSFER AGREEMENT

         THIS SUBSEQUENT TRANSFER AGREEMENT, dated as of [_____], 2002 (this "Subsequent Transfer Agreement"), among ASSET BACKED SECURITIES CORPORATION, a Delaware corporation, as depositor (the "Depositor"), DLJ MORTGAGE CAPITAL, INC., a Delaware corporation, as seller (the "Seller"), FAIRBANKS CAPITAL CORP., a Utah corporation, as servicer (the "Servicer") and WELLS FARGO BANK MINNESOTA, N.A., a national banking association, as trustee (the "Trustee");

         WHEREAS, the parties hereto are also among the parties to the Pooling and Servicing Agreement dated as of May 1, 2002 specified above (the "Pooling and Servicing Agreement") among the Depositor, DLJ Mortgage Capital, Inc., as seller (the "Seller"), Fairbanks Capital Corp., as servicer (the "Servicer") and the Trustee in relation to the ABSC Series 2002-HE2, Asset Backed Pass-Through Certificates, Series 2002-HE2;

         WHEREAS, Sections 2.01(c) of the Pooling and Servicing Agreement provides for the parties hereto to enter into this Subsequent Transfer Agreement in accordance with the terms and conditions of the Pooling and Servicing Agreement;

         NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged the parties hereto agree as follows:

         (a) The "Subsequent Transfer Date" and "Subsequent Cut-off Date" with respect to this Subsequent Transfer Agreement shall be [__________], 2002.

         (b) The "Aggregate Subsequent Transfer Amount" with respect to this Subsequent Transfer Agreement shall be $[___________], provided, however, that such amount shall not exceed the amount on deposit in the Pre-Funding Account.

         (c) The Subsequent Mortgage Loans conveyed on the Subsequent Transfer Date shall satisfy the pool characteristics for the Trust Fund identified in Section 2.01(c) of the Pooling and Servicing Agreement.

         (d) In case any provision of this Subsequent Transfer Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions or obligations shall not in any way be affected or impaired thereby.

         (e) In the event of any conflict between the provisions of this Subsequent Transfer Agreement and the Pooling and Servicing Agreement, the provisions of the Pooling and Servicing Agreement shall prevail. Capitalized terms used herein and not otherwise defined have the meanings in the Pooling and Servicing Agreement.

         (f) The Seller hereby sells, transfers, assigns, sets over and otherwise conveys to the Depositor, without recourse, all right title and interest in the Subsequent Mortgage Loans identified in Schedule A, including all interest and principal due on or with respect to such Subsequent Mortgage Loans on or after the Subsequent Cut-off Date and all interest and principal payments on such Subsequent Mortgage Loans received prior to the Subsequent Cut-off Date in respect of installments of interest and principal due thereafter, but not including principal and interest due on such Subsequent Mortgage Loans prior to the Subsequent Cut-off Date, any insurance policies in respect of such Subsequent Mortgage Loans and all proceeds of any of the foregoing.

         (g) The Servicer hereby agrees to service the Subsequent Mortgage Loans in accordance with the terms and conditions set forth in the Pooling and Servicing Agreement.

         (h) This Subsequent Transfer Agreement shall be governed by, and shall be construed and enforced in accordance with the laws of the State of New York.

         (i) This Subsequent Transfer Agreement may be executed in one or more counterparts each of which so executed and delivered shall de deemed an original, but all such counterparts together shall constitute but one and the same instrument.

         IN WITNESS WHEREOF, the parties to this Subsequent Transfer Agreement have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.

                              ASSET BACKED SECURITIES CORPORATION,
                                as Depositor



                              By:____________________________________________
                                 Name:
                                 Title:


                              DLJ MORTGAGE CAPITAL, INC.,
                                as Seller



                              By:____________________________________________
                                 Name:
                                 Title:


                             WELLS FARGO BANK MINNESOTA, N.A.,
                               not in its individual capacity, but solely as Trustee


                              By:____________________________________________
                                 Name:
                                 Title:


                              FAIRBANKS cAPITAL cORP.,
                                as Servicer



                              By:____________________________________________
                                 Name:
                                 Title:

                                   EXHIBIT I

                               LETTER AGREEMENT


May [__], 2002

Wells Fargo Bank Minnesota, N.A., as Trustee
9062 Old Annapolis Road
Columbia, Maryland  21045-1951

Ladies and Gentlemen:

     Reference is made to a Pooling and Servicing Agreement (the "Agreement"), dated as of May 1, 2002, among Asset Backed Securities Corporation, as Depositor, DLJ Mortgage Capital, Inc., as Seller, Fairbanks Capital Corporation, as Servicer and Wells Fargo Bank Minnesota, N.A., as Trustee (the "Trustee"). Capitalized terms used but not defined herein shall have the respective meanings assigned thereto in the Agreement. All references to Long Beach herein are references to Long Beach Mortgage Company ("Long Beach") in its capacity as the Originator of the Long Beach MortgageLoans under the Agreement.

     With respect to the Long Beach Mortgage Loans, Long Beach hereby makes the representations and warranties contained in Schedule A hereto as of December 22, 1998 to and for the benefit of the Trustee. In addition, Long Beach hereby represents and warrants to and for the benefit of the Trustee as of the December 22, 1998 that (i) no Long Beach Mortgage Loan was subject to the Home Ownership and Equity Protection Act of 1994 or any comparable state law, (ii) no proceeds from any Long Beach Mortgage Loan were used to finance single-premium credit insurance, and (iii) no Long Beach Mortgage Loan under the terms of this Agreement will impose a prepayment premium for a term in excess of five years. In the event of a breach of one of these representations and warranties, Long Beach hereby agrees that it shall abide by the repurchase and substitution provisions set forth in Section 2.03 of the Agreement as if fully set forth at length herein.

     If notified by the Trustee or DLJ Mortgage Capital, Inc. ("DLJMC") that any document in the Mortgage File relating to a Long Beach Mortgage Loan is missing or defective, in any material respect and such defect existed, or such document was missing, on or prior to December 22, 1998, Long Beach shall deliver such missing document or cure such defect as required by Section 2.03 of the Agreement. If Long Beach does not deliver such missing document or cure such defect in all material respects during such period, Long Beach shall repurchase such Long Beach Mortgage Loan from the Trust Fund at the Purchase Price. In connection with any such purchase of a Long Beach Mortgage Loan, Long Beach shall follow the procedure set forth in Section 2.03 of the Agreement. If such defect existed, or such document was missing, after December 22, 1998, DLJMC shall have the obligations pursuant to this paragraph to cure or purchase such Long Beach Mortgage Loan.

     DLJMC hereby represents and warrants to and for the benefit of the Trustee as of the date hereof, that nothing has occurred since December 22, 1998 to cause any of the representations and warranties on Schedule A to this letter (other than representation and warranty (iv) set forth in such Schedule A) and the additional representations and warranties made by Long Beach set forth in the second paragraph above to be untrue as of the date hereof with respect to the Long Beach Mortgage Loans. DLJMC hereby agrees that, in the event that there is a breach of the representation in the preceding sentence, DLJMC shall abide by the repurchase and substitution provisions set forth in Section 2.03 of the Agreement as if fully set forth at length herein.

     Please acknowledge your acceptance and agreement to the foregoing by signing and returning the enclosed copy of this letter agreement to us.

                                      Very truly yours,

                                      LONG BEACH MORTGAGE COMPANY


                                      By:_____________________________________
                                           Name:
                                           Title:

                                      DLJ MORTGAGE CAPITAL, INC.


                                      By:_____________________________________
                                           Name:
                                           Title:



Agreed to and accepted:
WELLS FARGO BANK MINNESOTA, N.A.,
  not in its individual capacity but
  solely as Trustee for the Asset Backed
  Securities Corporation Home Equity Loan
  Trust, Series 2002-HE2


    By: ________________________________
    Name:
    Title:

                                  Schedule A
                                  ----------

                        Representations and Warranties

     Capitalized terms used in this letter but not defined in this Schedule A or in this letter shall have the meanings ascribed thereto in the Agreement. The following representations and warranties are only applicable to the Long Beach Mortgage Loans.

6. The information set forth on the Mortgage Loan Schedule with respect to each Long Beach Mortgage Loan is true and correct in all material respects;

7. Each related Mortgage is a valid and enforceable first lien on the related Mortgaged Property, including all improvements thereon, subject only to (a) the lien of nondelinquent current real property taxes and assessments, (b) covenants, conditions and restrictions, rights of way, easements and other matters of public record as of the date of recording of such Mortgage, such exceptions appearing of record being acceptable to mortgage lending institutions generally or specifically reflected in the appraisal made in connection with the origination of the related Long Beach Mortgage Loan, and (c) other matters to which like properties are commonly subject which do not materially interfere with the benefits of the security intended to be provided by such Mortgage;

8. Immediately prior to the assignment of the Long Beach Mortgage Loans to DLJMC pursuant to a purchase agreement, dated as of September 1, 1998, between the DLJMC and Long Beach, Long Beach had good title to, and was the sole legal and beneficial owner of, each Long Beach Mortgage Loan free and clear of any pledge, lien, encumbrance or security interest and has full right and authority, subject to no interest or participation of, or agreement with, any other party to sell and assign the same;

9. To the best of Long Beach's knowledge, there is no delinquent tax or assessment lien against any related Mortgaged Property;

10. There is no valid offset, defense or counterclaim to any related Mortgage Note or Mortgage, including the obligation of the Mortgagor to pay the unpaid principal of or interest on such Mortgage Note, nor will the operation of any of the terms of the Mortgage Note and the Mortgage, or the exercise of any right thereunder, render the Mortgage unenforceable, in whole or in part, or subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury and no such right of rescission, set-off, counterclaim or defense has been asserted with respect thereto;

11. To the best of Long Beach's knowledge, there are no mechanics' liens or claims for work, labor or material affecting any related Mortgaged Property which are or may be a lien prior to, or equal with, the lien of the related Mortgage, except those which are insured against by the title insurance policy referred to in 10. below;

12. To the best of Long Beach's knowledge, each Mortgaged Property is free of material damage and is in average repair;

13. Each Long Beach Mortgage Loan at origination complied in all material respect with applicable local, state and federal laws, including, without limitation, usury, equal credit opportunity, real estate settlement procedures, truth-in-lending and disclosure laws, and consummation of the transactions contemplated hereby will not involve the violation of any such laws;

14. Neither Long Beach nor any prior holder of any related Mortgage has modified such Mortgage in any material respect (except that a Long Beach Mortgage Loan may have been modified by a written instrument which has been recorded, if necessary, to protect the interests of the Trustee and which has been delivered to the Trustee); satisfied, cancelled or subordinated such Mortgage in whole or in part; released the related Mortgaged Property in whole or in part from the lien of such Mortgage; or executed any instrument of release, cancellation, modification or satisfaction with respect thereto;

15. A lender's policy of title insurance together with a condominium endorsement and extended coverage endorsement, if applicable, and an adjustable rate mortgage endorsement in an amount at least equal to the principal balance of each Long Beach Mortgage Loan as of December 1, 1998, or a commitment (binder) to issue the same was effective on the date of the origination of each Long Beach Mortgage Loan, each such policy is valid and remains in full force and effect, the transfer of the related Long Beach Mortgage Loan to CSFBMC has not affected the validity or enforceability of such policy and each such policy was issued by a title insurer qualified to do business in the jurisdiction where the Mortgaged Property is located and insures Long Beach and successor owners of indebtedness secured by the insured Mortgage, as to the first priority lien of the Mortgage; to the best of Long Beach's knowledge, no claims have been made under such mortgage title insurance policy and no prior holder of the related Mortgage, including Long Beach, has done, by act or omission, anything which would impair the coverage of such mortgage title insurance policy;

16. Each Long Beach Mortgage Loan was originated by Long Beach or by a savings and loan association, savings bank, commercial bank, credit union, insurance company or similar institution which is supervised and examined by a federal or state authority, or by a mortgagee approved by the Secretary of Housing and Urban Development pursuant to sections 203 and 211 of the National Housing Act and, if originated on behalf of Long Beach by a Person other than Long Beach, is subject to the same standards and procedures used by Long Beach in originating mortgage loans directly;

17. With respect to each Long Beach Mortgage Loan on each Adjustment Date, if any, the Mortgage Rate will be adjusted to equal LIBOR plus the margin, rounded to the nearest 0.125%, subject to the periodic rate cap, the Maximum Mortgage Rate and the Minimum Mortgage Rate. The related Mortgage
     Note is payable on the first day of each month in self-amortizing monthly installments of principal and interest, with interest payable in arrears, and requires a Monthly Payment which is sufficient to fully amortize the outstanding principal balance of the Long Beach Mortgage Loan over its remaining term and to pay interest at the applicable Mortgage Rate. No Long Beach Mortgage Loan is subject to negative amortization. All rate adjustments have been performed in accordance with the terms of the related Mortgage Note or subsequent modifications, if any;

18. To the best of Long Beach's knowledge, all of the improvements which were included for the purpose of determining the appraised value of the related Mortgaged Property lie wholly within the boundaries and building restrictions lines of such property, and no improvements on adjoining properties encroach upon the Mortgaged Property;

19. All inspections, licenses and certificates required to be made or issued with respect to all occupied portions of the related Mortgaged Property and, with respect to the use and occupancy of the same, including but not limited to certificates of occupancy, have been made or obtained from the appropriate authorities and the Mortgaged Property is lawfully occupied under applicable law;

20. All parties which have had any interest in the related Mortgage, whether as mortgagee, assignee, pledgee or otherwise, are (or, during the period in which they held and disposed of such interest, were) in compliance with any and all applicable licensing requirements of the laws of the state wherein the Mortgaged Property is located;

21. The Mortgage Note and the related Mortgage are genuine, and each is the legal, valid and binding obligation of the maker thereof, enforceable in accordance with its terms and with applicable laws. All parties to the Mortgage Note and the Mortgage had legal capacity to execute the Mortgage Note and the Mortgage and each Note and Mortgage have been duly and properly executed by such parties;

22. With the exception of the Hold-back Loans (as defined below), the proceeds of each Long Beach Mortgage Loan have been fully disbursed, there is no requirement for further advances thereunder and any and all requirements as to completion of any on-site or off-site improvements and as to disbursements of any escrow funds therefor have been complied with. All costs, fees and expenses incurred in making, closing or recording the Long Beach Mortgage Loans were paid. A "Hold-back Loan" means a Long Beach Mortgage Loan with respect to which a portion of the loan proceeds are held back from the Mortgagor until required repairs or improvements on the Mortgaged Property are completed;

23. The related Mortgage contains customary and enforceable provisions which render the rights and remedies of the holder thereof adequate for the realization against the Mortgaged Property of the benefits of the security, including, (i) in the case of a Mortgage designated as a deed of trust, by trustee's sale, and (ii) otherwise by judicial foreclosure. There is no homestead or other exemption available to the Mortgagor which would interfere with the right to sell the Mortgaged Property at a trustee's sale or the right to foreclose the Mortgage;

24. With respect to each Mortgage constituting a deed of trust, a trustee, duly qualified under applicable law to serve as such, has been properly designated and currently so serves and is named in such Mortgage, and no fees or expenses are or will become payable by the Trustee to the trustee under the deed of trust, except in connection with a trustee's sale after default by the Mortgagor;

25.  Reserved;

26. There exist no deficiencies with respect to escrow deposits and payments, if such are required, for which customary arrangements for repayment thereof have not been made, and no escrow deposits or payments of other charges or payments due Long Beach have been capitalized under the Mortgage or the related Mortgage Note;

27. The origination, underwriting and collection practices used by Long Beach with respect to each Long Beach Mortgage Loan have been in all respects legal, proper, prudent and customary in the mortgage servicing business;

28. There is no pledged account or other security other than real estate securing the Mortgagor's obligations;

29. No Long Beach Mortgage Loan has a shared appreciation feature, or other contingent interest feature;

30.  No Long Beach Mortgage Loan provides for primary mortgage insurance;

31. The improvements upon each Mortgaged Property are covered by a valid and existing hazard insurance policy with a generally acceptable carrier that provides for fire extended coverage and such other hazards as are customary in the area where the Mortgaged Property is located representing coverage not less than the lesser of the outstanding principal balance of the related Long Beach Mortgage Loan or the minimum amount required to compensate for damage or loss on a replacement cost basis. All individual insurance policies and flood policies referred to in clause 27 below contain a standard mortgagee clause naming Long Beach or the original mortgagee, and its successors in interest, as mortgagee, and Long Beach has received no notice that any premiums due and payable thereon have not been paid; the Mortgage obligates the Mortgagor thereunder to maintain all such insurance, including flood insurance, at the Mortgagor's cost and expense, and upon the Mortgagor's failure to do so, authorizes the holder of the Mortgage to obtain and maintain such insurance at the Mortgagor's cost and expense and to seek reimbursement therefor from the Mortgagor;

32. If the related Mortgaged Property is in an area identified in the Federal Register by the Federal Emergency Management Agency as having special flood hazards, a flood insurance policy in a form meeting the requirements of the current guidelines of the Flood Insurance Administration is in effect with respect to such Mortgaged Property with a generally acceptable carrier in an amount representing coverage not less than the least of (A) the outstanding principal balance of the Long Beach Mortgage Loan, (B) the minimum amount required to compensate for damage or loss on a replacement cost basis or (C) the maximum amount of insurance that is available under the Flood Disaster Protection Act of 1973;

33. There is no default, breach, violation or event of acceleration existing under the Mortgage or the related Mortgage Note; and Long Beach has not waived any default, breach, violation or event of acceleration;

34. Each related Mortgaged Property is improved by a one- to four-family and multifamily residential dwelling, including condominium units and dwelling units in planned unit developments, which, to the best of Long Beach's knowledge, does not include cooperatives or mobile homes and does not constitute other than real property under state law; and the Mortgaged Property is either a fee simple estate or a long-term residential lease;

35. If the Long Beach Mortgage Loan is secured by a long term residential lease, (1) the lessor under the lease holds a fee simple interest in the land; (2) the terms of such lease expressly permit the mortgaging of the leasehold estate, the assignment of the lease without the lessor's consent and the acquisition by the holder of the Mortgage of the rights of the lessee upon foreclosure or assignment in lieu of foreclosure or provide the holder of the Mortgage with substantially similar protections; (3) the terms of such lease do not (a) allow the termination thereof upon the lessee's default without the holder of the Mortgage being entitled to receive written notice of, and opportunity to cure, such default, (b) allow the termination of the lease in the event of damage or destruction as long as the Mortgage is in existence, (c) prohibit the holder of the Mortgage from being insured (or receiving proceeds of insurance) under the hazard insurance policy or policies relating to the Mortgaged Property or (d) permit any increase in rent other than pre established increases set forth in the lease; (4) the original term of such lease is not less than 15 years; (5) the term of such lease does not terminate earlier than five years after the maturity date of the Mortgage Note; and (6) the Mortgaged Property is located in a jurisdiction in which the use of leasehold estates in transferring ownership in residential properties is a widely accepted practice;

36.  Reserved;

37. There is no obligation on the part of Long Beach or any other party under the terms of the related Mortgage or related Mortgage Note to make payments in addition to those made by the Mortgagor;

38. Any future advances made prior to December 1, 1998, have been consolidated with the outstanding principal amount secured by the Mortgage, and the secured principal amount, as consolidated, bears a single interest rate and single repayment term reflected on the Mortgage Loan Schedule. The consolidated principal amount does not exceed the original principal amount of the Long Beach Mortgage Loan;

39. Each Long Beach Mortgage Loan was underwritten in accordance with Long Beach's underwriting guidelines as described in the prospectus supplement of Asset Backed Securities Corporation dated as of May 24, 2002, relating to the Asset Backed Securities Corporation Home Equity Loan Trust 2002-HE2;

40. The Mortgage File contains an appraisal which was performed by an appraiser who satisfied, and which was conducted in accordance with, all of the applicable requirements of the Financial Institutions Reform, Recovery and Enforcement Act of 1989, as amended;

41. None of the Long Beach Mortgage Loans is a graduated payment Mortgage Loan, nor is any Long Beach Mortgage Loan subject to a temporary buydown or similar arrangement;

42. With respect to each Long Beach Mortgage Loan, no loan junior in lien priority to such Long Beach Mortgage Loan and secured by the related Mortgaged Property was originated by Long Beach at the time of origination of such Long Beach Mortgage Loan;

43.  Reserved;

44. The Mortgage contains an enforceable provision for the acceleration of the payment of the unpaid principal balance of the Long Beach Mortgage Loan in the event that the Mortgaged Property is sold or transferred without the prior written consent of the mortgagee thereunder;

45. Long Beach has not advanced funds, or induced, solicited or knowingly received any advance of funds by a party other than the mortgagor, directly or indirectly, for the payment of any amount required under the Long Beach Mortgage Loan;

46. There is no proceeding pending, or to the best of Long Beach's knowledge threatened, for the total or partial condemnation of the related Mortgaged Property or the taking by eminent domain of any Mortgaged Property securing a Long Beach Mortgage Loan;

47. None of the Long Beach Mortgage Loans are classified as "high cost" loans under Section 32 of the Home Ownership and Equity Protection Act of 1994;

48. With respect to any Long Beach Mortgage Loan which is a Long Beach Mortgage Loan originated in the State of Texas, any and all applicable requirements of Section 50, Article XVI of the Texas Constitution which were in effect at the time of the originationof such Long Beach Mortgage Loan have been complied with. Specifically, without limiting the generality of the foregoing,

     1. all fees paid by the owner of the Mortgaged Property or such owner's spouse, to any person, that were necessary to originate, evaluate, maintain, record, insure or service the Long Beach Mortgage Loan are reflected in the closing statement for such Long Beach Mortgage Loan;

     2. the Long Beach Mortgage Loan was closed only at the office of the originating lender, an attorney at law, or a title company;

     3. the originating lender has not been found by a federal regulatory agency to have engaged in the practice of refusing to make loans because the applicants for the loans reside or the Mortgaged Property proposed to secure the loans is located in a certain area;

     4. the owner of the Mortgaged Property was not required to apply the proceeds of the Long Beach Mortgage Loan to repay another debt except debt secured by the Mortgaged Property or debt to a lender other than the originating lender;

     5. the owner of the Mortgaged Property did not sign any documents or instruments relating to the Long Beach Mortgage Loan in which blanks were left to be filled in; and

     6. if discussions between the originating lender and the borrower were conducted primarily in a language other than English, the originating lender provided to the owner of the Mortgaged Property, prior to closing, a copy of the notice required by Section 50(g), Article XVI of the Texas Constitution translated into the written language in which the discussions were conducted;

49. The Loan-to-Value Ratio for each Long Beach Mortgage Loan was no greater than 90%, at the time of origination; and

50. The first date on which each Mortgagor was required to make a payment on the related Long Beach Mortgage Loan is no later than January 1, 1999.

                                   EXHIBIT J

                             PERFORMANCE STANDARDS

          Subject to the ramp-up time set forth in paragraph F below, the following servicing performance standards (the "Performance Standards") shall be applicable to the Servicer:

          a. Outbound Calling and Collection Calls. As further described below, in respect of Mortgage Loans for which foreclosure actions have not been commenced, and for which Servicer has no notice of litigation or pre-litigation claims, Servicer shall make telephone calls to Mortgagors according to the following schedule:

               1. Welcome Calls. At least three attempts during the first thirty (30) days following the Cut-Off Date.

               2. Collection Calls, first 18 days of month. At least one attempt every other Business Day at a 25% Right Party Contact Rate.

               3. Collection Calls, after the 18th day of the month. At least two attempts every other Business Day at 25% Right Party Contact Rate.

          A further explanation of the Servicer's Calling Program is as follows:

          Welcome Calls. Welcome calls will be made regardless of the Mortgagor's Delinquency status. If a borrower is Delinquent in the first month following the Cut-Off Date, the calling programs described below for collection calls will also be followed.

          Collection Calls -- First 18 Days of the Month. These calls are made for all Mortgage Loans that are past due between the first and 18th day of the month, except for loans that are screened out from such calls for reasons including, but not limited to: loans in bankruptcies, loans where the early indicator scoring model indicates the historical payment date is prior to the 18th of the month and loans for which borrowers have requested in writing that the Servicer not contact them.

          Collection Calls -- after the 18th Day of the Month but Not Yet in Foreclosure. These calls are made for all Mortgage Loans that are Delinquent after the 18th day of the month, except for loans that are screened out from such calls for reasons including, but not limited to: bankruptcies, loans in foreclosure loans for which Mortgagors have requested in writing that the Servicer not contact them; and loans where the early indicator scoring model indicates the historical payment date is the 18th of the month.

          b. Written Correspondence. The Servicer will prepare and deliver the following written correspondence.

               1. Early Late Notices. The Servicer will mail a late notice to all Mortgagors once they are 5 days past their due date, except for the following loans that are screened out for such written correspondence for reasons including, but not limited to, bankruptcies, interim payments in the first 30 days after transfer and loans for which the historical average payment date is before the 15th day of delinquency; and loans which have been analyzed by EI scoring.

               2. Twenty Day Collection Letter. The Servicer will mail a 20-day delinquency letter on the 20th day of delinquency.

               3. Demands. When applicable, Servicer will send a demand letter and intent to foreclose via certified mail on the 33rd day of delinquency.

          c.   Foreclosure Time Lines.

               1. For Mortgage Loans in foreclosure, the Servicer will meet or improve upon the foreclosure timeline measured in the aggregate on a rolling three month weighted average basis, by loan count across all states. The Servicer will use the more stringent of the Fannie Mae or Freddie Mac foreclosure time lines as may be amended from time to time, in each state, based on the standard with the shortest time lines. Servicer will not be penalized with a reduction in fees for unavoidable delays including bankruptcy filing, missing assignments and necessary collateral documents, contested actions, service of process delays, sheriff sale scheduling delays, court delays in entering judgment or scheduling hearing, and other circumstances agreed to by Owner, provided that Servicer has documented its system accordingly.

          d.   Pre-foreclosure Resolution Rate

               1. A "Pre-foreclosure Resolution" will be obtained for at least 55% of the Mortgage Loans (by number of Mortgage Loans) for which Foreclosure actions have commenced (a "Defaulted Mortgage Loan"), measured on a rolling three-month average basis. The Pre-foreclosure Resolution percentage described in the preceding sentence shall be calculated as of the number of Pre-foreclosure Resolutions divided by the sum of the number of Pre-foreclosure Resolutions plus the number of Mortgage Loans converting to REO Property during the previous three months. REO Property shall not include Mortgage Property taken back by the Servicer pursuant to a deed-in-lieu of foreclosure.

               2. A "Pre-foreclosure Resolution" shall mean any of the following:

                    Full reinstatement means any Defaulted Mortgage Loan for which the Mortgagor brings the Mortgage Loan back to a contractually current status either through a lump sum payment or otherwise consistent with the terms of the related Servicing Agreement.

                    Full payoff means any Defaulted Mortgage Loan which is paid in full and such payment in full is received by the Servicer in full satisfaction of the indebtedness owed under the applicable Mortgage Note.

                    Short Liquidation means a Defaulted Mortgage Loan for which a final payment in an amount less than the indebtedness owed under the applicable Mortgage Note is made consistent with the terms of the related Servicing Agreement and such payment is received by the Servicer in full satisfaction of such indebtedness, including as the result of any short sale, short refinance, or Mortgage Note sale.

                    Deed-in-Lieu of Foreclosure means a Defaulted Mortgage Loan for which title to the Mortgaged Property is taken back by the Servicer through deed-in-lieu of foreclosure and the resulting REO Property is liquidated consistent with the terms of the related Servicing Agreement.

                    Modification (subject to REMIC restrictions) means a Defaulted Mortgage Loan which is modified in a manner consistent with the related Servicing Agreement.

                    Performing Forbearance Plan means a Defaulted Mortgage Loan for which a Mortgagor has entered into a forbearance plan for the repayment of the indebtedness owed under the applicable Mortgage Note.

                    Take-out at Foreclosure Sale means the Mortgaged Property related to a Defaulted Mortgage Loan that is purchased at a foreclosure sale by a party other than the Servicer (or by Servicer on behalf of the owner of the loan) in a manner consistent with the related Servicing Agreement.

          e.   REO Sales

               1. With respect to those REO Properties being managed by the Servicer, the Servicer will sell at least 15% of the sellable REO Properties (by number of Mortgage Loans) on a monthly basis and obtain "average net proceeds" of at least 88% of the low market value reflected in the indication of value, in each case measured on a rolling 3 month average basis.

               2. "Average net proceeds" means proceeds from sale after brokerage costs and closing costs.

               3. The Servicer will not be subject to a performance standard with respect to REO Sales for REO Properties managed by an REO Manager (other than the Servicer) selected by the Owner.

          f    Ramp-up Time

          The Servicer shall endeavor to meet the Performance Standards contained herein as soon as possible after the Cut-Off Date, but shall not be considered to be in default under the Servicing Agreement unless it fails a performance standard starting during the applicable period reflected in the table below. For those performance standards measured on an average or weighted average three-month rolling basis, the Servicer shall not be considered in default under the Servicing Agreement unless it fails such performance standard after completion of the applicable three-month period.

                                RAMP-UP PERIODS



-------------------------------------------- ---------------------- ----------------------
                                                Applies First 90       Applies After
           Performance Standard                         Days              90 Days
-------------------------------------------- ---------------------- ----------------------
Welcome Call Attempts                                 Yes                    N/A
-------------------------------------------- ---------------------- ----------------------
1 - 18 Day Call Attempts                              Yes                    Yes
-------------------------------------------- ---------------------- ----------------------
1 - 18 Day Right Party Hits                           No                     Yes
-------------------------------------------- ---------------------- ----------------------
18+ Day Call Attempts                                 Yes                    Yes
-------------------------------------------- ---------------------- ----------------------
18+ Day Right Party Hits                              No                     Yes
-------------------------------------------- ---------------------- ----------------------
Written Correspondence (All)                          Yes                    Yes
-------------------------------------------- ---------------------- ----------------------
Pre-foreclosure Resolution                            Yes                    Yes
-------------------------------------------- ---------------------- ----------------------
Foreclosure Timeline                                  Yes                    Yes
-------------------------------------------- ---------------------- ----------------------
REO Liquidation Rate                                  Yes                    Yes
-------------------------------------------- ---------------------- ----------------------
REO Proceeds                                          Yes                    Yes
-------------------------------------------- ---------------------- ----------------------

                                  Schedule 1
                                  ----------


                            MORTGAGE LOAN SCHEDULE

                                FILED BY PAPER


                         [ON FILE WITH THE CUSTODIAN]


                  [Part A - New Century Mortgage Corporation]

                         [Part B - WMC Mortgage Corp.]

                    [Part C - Long Beach Mortgage Company]

                        [Part D - DLJMC Mortgage Loans]

                                  Schedule 2


                          PREPAYMENT CHARGE SCHEDULE

                         [TO BE PROVIDED UPON REQUEST]